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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                              811-07142
-----------------------------------------------------------------

                       GENERAL ELECTRIC FUNDS
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3001, SUMMER STREET,STAMFORD, CONNECTICUT, 06905
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT,3001, SUMMER STREET,STAMFORD,CONNECTICUT,06905
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------

Date of fiscal year end: 09/30
                        ---------------------------

Date of reporting period: 03/31/08
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS


GE Funds

                                                       Letter from the President

DEAR SHAREHOLDER:

Attached is the semi-annual report for the GE Funds for the six-month period ended March 31, 2008. The report contains information about the performance of your fund, and other fund specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

MARKET OVERVIEW

Investor confidence began to wane in the fourth quarter as housing woes and troubles with mortgage-backed securities spilled over into the broader credit markets and the economy in general. Despite the uncertainty, the blue-chip Dow Jones Industrial Average finished 2007 with a gain of 6.4%, while the broader S&P 500 Index was up only 3.5% for the year. However, both indexes declined in the fourth quarter, reflecting investors' concerns about the year ahead.

The New Year dumped cold water on stock market participants as the debate about the "R" word -- recession -- shifted from wondering if it would occur to predicting its probable length and depth. The subprime downturn severely hurt many large banks and investment firms around the globe, which took billions of dollars in write-downs and losses on the mortgage-related securities they held. The ensuing liquidity crunch in the credit and money markets created problems for other financial institutions and lenders, which found it more difficult and costly to raise the short-term debt needed to fund their operations. The outlook for 2008 was further dimmed by continued housing weakness, record commodity prices, waning consumer confidence and evidence of slower job growth. With the United States clearly in an economic slump, market observers expected more volatility in the coming months and seemed to agree that 2008 would be a stockpicker's market.

U.S. MARKETS

In early January, Federal Reserve Chairman Ben Bernanke noted that "additional easing may well be necessary" to offset "downside risks" and former Fed Chairman Alan Greenspan chimed in with 50% odds on a short, shallow recession. The Fed cut rates twice in January, lowering the target rate by an astonishing 125 basis points from 4.25% to 3.00%. In mid-February, Mr. Bernanke announced that the Fed would respond quickly to "provide insurance against downside risks" and President Bush, with unusually prompt support from Congress, signed a $152 billion fiscal stimulus package with payments to individuals slated to begin in May. Spurred by continued weak economic data, the Fed took emergency action in mid-March, lowering the federal funds rate a further 75 basis points to 2.25%. On the previous day, the collapse of Bear Stearns was averted, as JPMorgan Chase made a bid for the troubled investment bank with the financial backing of the Fed. Days later, the Fed opened the discount window to investment banks for the first time. Treasury Secretary Paulson swiftly followed by proposing a wide-reaching set of new rules that would represent the most radical change in the oversight of financial markets and institutions since the 1930s. The Secretary's so-called restructuring blueprint, if implemented over the next several years, empowers regulators to anticipate problems and initiate solutions more effectively, including those involving investment banks.

Against a backdrop of worrisome financial and economic news, the U.S. equity market suffered a record-setting poor start in the first quarter, with the Dow losing 7.0% and declining by over 1000 points, its largest first-quarter point loss ever. By the end of March, the Dow had fallen 13% from its 14,164.53 record close set in October, the last month in which the Dow produced a positive return. Similarly, the S&P 500 Index dropped 9.4% in the first quarter and was down 16% from its October highs. All sectors within the S&P 500 Index lost ground during the quarter, led by declines in technology and financial stocks. The technology-laden NASDAQ Index suffered the most during the first quarter, tumbling 14.1% as concerns about weak consumer spending drove down consumer-oriented technology stocks such as Apple and Google.

U.S. bond investors took positive note of the Fed's actions to alleviate the liquidity crisis, including the creation of a new Term Securities Lending Facility to lend primary dealers up to $200 billion in Treasury securities in exchange for their less liquid securities. In addition, the Term Auction Facility, which provides term financing to depository institutions, was raised to $100 billion. Capital requirements for Freddie Mac and Fannie Mae were also eased, allowing them to increase their

                                                             [PHOTO OF CHAIRMAN]

[GE LOGO]

        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

GE Funds
mortgage portfolios and thereby help stabilize the housing market. Although the effectiveness of these actions remains to be seen, the lower federal funds rate and a flight to quality caused interest rates to decline and lifted the Lehman Brothers Aggregate Bond Index to a positive 2.2% return for the quarter. U.S. Treasurys dominated sector performance with a positive total return of 4.4% for the quarter as interest rates fell across the yield curve, especially at the short end.

INTERNATIONAL MARKETS

The problems confronting the U.S. economy are clearly weighing on the global community, and April's G-7 meeting of international finance ministers directly addressed the issue of U.S. dollar weakness, but failed to make tangible progress. The finance ministers called for greater oversight of financial firms worldwide and announced plans to strengthen regulatory powers to deal with global financial stresses. In early April, the International Monetary Fund (IMF) declared that the market crisis had developed into the "largest financial shock since the Great Depression" and predicted a one-in-four chance of a global recession. The IMF forecast a "mild recession" for the U.S. economy, with growth projected at a lackluster 0.5% this year, the worst pace in 17 years, and just 0.6% for 2009. The IMF expects the world economy, which grew by a hardy 4.9% last year, will see slower growth of 3.7% for 2008 and 3.8% for 2009.

During the first quarter, international equity markets echoed the dismal performance of U.S. equities, with the MSCI EAFE Index losing 8.8% in U.S. dollar terms. In the United Kingdom, the FTSE 100 Index lost over 10%, reflecting a slowing economy and, as house prices began to slide and consumers felt stressed, the Bank of England cut its short-term benchmark rate 25 basis points to 5.00%. Stocks also finished the quarter lower in continental Europe, with the DJ Euro Stoxx 50 Index, a barometer of blue-chip eurozone companies, also lower by more than 10.0%. In Japan, where the strengthening yen is worrisome for earnings because many Japanese companies rely heavily on exports, the Nikkei 225 stock average lost over 18%. In addition, the MSCI Emerging Markets Index finished the quarter lower by more than 10%, but the economies of China and India remain strong as their insatiable infrastructure spending exceeds $3 billion on a daily basis.

OUTLOOK

We believe that the Federal Reserve intends to take necessary actions to avoid a major recession and the steps taken by the Fed so far, in conjunction with the government's stimulus package, have improved investor confidence by returning some sense of stability to the U.S. financial system. Although we are not out of the woods yet, equity valuations remain low by historic standards, earnings deterioration appears to be contained within the financials sector and credit conditions are improving. Interest rates remain benign, and there is the encouraging prospect of a coordinated global response to bolster growth and anticipate, rather than simply react to, financial market problems. We expect U.S. stocks to continue to experience heightened volatility as many issues remain a concern, including oil exceeding $100 a barrel, the weak dollar and mounting inflation pressures. We are closely monitoring credit conditions, employment trends and other key economic variables to determine if the Fed's actions are having a positive impact. We believe that at current valuation levels, there are plenty of opportunities for the bottom-up stock investor.

International stock market valuations look even more attractive after the first-quarter pullback. With first quarter earnings announcements now underway, we will be analyzing corporate earnings results and stock valuations carefully to determine when the time has come to invest more vigorously.

The Federal Reserve cut short-term interest rates by an additional 25 basis points during the second quarter, dropping the Fed Funds rate to 2%. At this point we expect the Fed to stop easing. Given the current environment, we do not expect to increase our exposure to corporate, high yield and emerging markets debt, as superior returns are more likely to be realized from U.S. Treasury and agency instruments.

At GE Funds, we are fully committed to helping you achieve your goals with smart, proven investment strategies designed for long-term success. I encourage you to continue paying close attention to your portfolio.

Sincerely,

/s/ Michael J. Cosgrove
----------------------------------
Michael J. Cosgrove
Chairman, GE Funds
May 2008

Mike Cosgrove is an Executive Vice President of GE Asset Management and President and Chief Executive Officer-Mutual Funds at GE Asset Management. Mr. Cosgrove also serves as a Trustee of the GE Pension Trust and GE's employee savings program. Previously Chief Financial Officer of GE Asset Management and Assistant Treasurer-GE Company, Mike joined GE in 1970 and held a number of managerial positions in finance and sales in the International Operation and in GE Trading Company. He has a B.S. in Economics from Fordham University and an M.B.A. from St. John's University.

        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

GE Funds

Semi-Annual Report

March 31, 2008

[GE LOGO]

GE Funds

Table of Contents

FINANCIAL INFORMATION
NOTES TO PERFORMANCE............................................................    1
MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS
     GE U.S. Equity Fund........................................................    3
     GE Core Value Equity Fund..................................................   12
     GE Small-Cap Equity Fund...................................................   20
     GE Global Equity Fund......................................................   27
     GE International Equity Fund...............................................   34
     GE Premier Growth Equity Fund..............................................   42
     GE Strategic Investment Fund...............................................   49
     GE Government Securities Fund..............................................   66
     GE Short-Term Government Fund..............................................   72
     GE Tax-Exempt Fund.........................................................   78
     GE Fixed Income Fund.......................................................   85
     GE Money Market Fund.......................................................   97
NOTES TO SCHEDULES OF INVESTMENTS...............................................  103
FINANCIAL STATEMENTS
     Financial Highlights.......................................................  104
     Notes to Financial Highlights..............................................  116
     Statements of Assets and Liabilities.......................................  118
     Statements of Operations...................................................  122
     Statements of Changes in Net Assets........................................  124
     Notes to Financial Statements..............................................  128
ADVISORY AGREEMENT RENEWAL......................................................  141
ADDITIONAL INFORMATION..........................................................  145
INVESTMENT TEAM.................................................................  148

This report has been prepared for shareholders and may be distributed to others only if preceded by or accompanied with a current prospectus.

                                                      March 31, 2008 (unaudited)

Notes to Performance

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Classes A, B and C are shown both without the imposition of the sales charge and also assuming the deduction of the current maximum applicable sales charges as described in Note 1 of the Notes to Financial Statements. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

The performance data relating to Class A and B shares of GE Core Value Equity Fund (formerly GE Value Equity Fund), GE Tax-Exempt Fund and GE Government Securities Fund, for all periods prior to September 26, 1997, reflect the performance and expense ratios (adjusted to reflect GE Funds current sales charges) of Investors Trust Value Fund, Investors Trust Tax Free Fund and Investors Trust Government Fund, respectively, each a series of Investors Trust (collectively, the "Investors Trust Funds"), the assets of which were acquired by the corresponding GE Fund on September 26, 1997 (the "Merger Date"). Because the Investors Trust Funds did not offer Class Y shares, performance data relating to the Class Y shares of GE Value Equity Fund and GE Tax-Exempt Fund is limited to the period from the Merger Date to March 31, 2008.

Shares of the GE Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

A portion of the GE Tax-Exempt Fund's income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

GE Asset Management Incorporated ("GEAM") agreed in writing to limit other operating expenses (exclusive of advisory, administration and distribution fees) of each class of the GE Funds on an annualized basis through January 29, 2009. Had these fees and expenses not been absorbed, the returns (and/or yields) would have been lower. These agreements may be renewed or discontinued at the end of their terms without notice in the future. Additional information about the expense limitations is contained in Footnote 4 to the Notes to the Financial Statements.

The S&P 500(R) Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock U.S. market performance. The Russell 2000 Index is a market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. The Russell 3000(R) Index is comprised of the 3,000 largest U.S. domiciled companies. The results shown for the foregoing index assume the reinvestment of net dividends or interest. The MSCI World Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of developed stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors. The MSCI(R) EAFE(R) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The LB Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The index is designed to represent performance of the U.S. investment-grade fixed-rate bond market. The LB Government Bond Index is a market value-weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more. The LB 1-3 Year Government Bond Index is a market value-weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years. The LB 10-Year Muni Index is an unmanaged index composed of investment-grade, fixed rate securities with maturities of at least eight years and less than twelve years.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

                                                      March 31, 2008 (unaudited)

Notes to Performance

The above indices/measures do not reflect the actual cost of investing in the instruments that comprise each index.

A number of the broad market returns are not available from the Funds' commencement of investment operations through March 31, 2008 and therefore are calculated from the month end nearest to the Funds' commencement of operation date.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the GE Strategic Investment Fund for which we use the specific Lipper peer group and the GE Money Market Fund, which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or number of shareholder publication thresholds. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

+ Returns are those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. The Average Annual Total Return figures for Class A with load have been adjusted to reflect Class A sales charges.

++ Effective as of the close of business on September 17, 1999, the distribution and service fees were reduced on Class A shares. Had the distribution and service fees not been reduced, the Class A performance results would have been lower.

(a) Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Funds and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Funds.

GE U.S. Equity Fund

The GE U.S. Equity Fund is managed by a team of portfolio managers that includes George A. Bicher, Stephen V. Gelhaus, Thomas R. Lincoln and Paul C. Reinhardt. Each of the foregoing portfolio managers manages (or co-manager) one of three sub-portfolios, which comprise the Fund. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub-portfolio. The weightings to each sub-portfolio in the Fund, which can be changed at any time but generally remain stable for 18 to 24 months, are driven by the objective of keeping the Fund "style neutral" such that it combines growth and value investment management styles and does not tend to favor either style. See portfolio managers' biographical information beginning on page 148.

Q. HOW DID THE GE U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2008?

A. For the six-month period ended March 31, 2008, the GE U.S. Equity Fund returned -11.21% for the Class A shares, -11.58% for the Class B shares, -11.56% for the Class C shares, -2.19% for the Class R shares and -11.14% for the Class Y shares. The S&P 500 Index, the Fund's benchmark, returned -12.46% and the Fund's Lipper peer group of 848 Large-Cap Core Funds returned an average of -12.95% for the same period.

Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The past six-month period was a challenge for U.S. Equity investors, as the housing recession, skyrocketing commodity prices and tight credit conditions threatened the outlook for economic growth and corporate profits. During the period, the Fed addressed the risks to growth by easing monetary policy, lowering its benchmark rate by 250 basis points to 2.25% at March 31, 2008. Despite this injection of liquidity, and other supportive measures by the Fed, credit conditions remained tight throughout the period, and volatility remained high.

     Financials (-26.3%) was the worst-performing S&P 500 sector during the period, reflecting locked-up credit markets, huge write-downs of mortgage-related securities at banks and brokerages and the collapse of Bear Stearns, one of Wall Street's largest and oldest investment banks. Other sectors that performed poorly included telecom (-18.1%) and consumer

Pictured from left to right: Thomas R. Lincoln, Paul C. Reinhardt, Stephen V. Gelhaus and George A. Bicher

[PHOTO OF PORTFOLIO MANAGERS]

GE U.S. Equity Fund

     discretionary (-15.3%). Given concerns that the U.S. has entered an economic recession, the only sector generating a positive return was the relatively defensive consumer staples sector, rising 1.5%. Energy, utilities and materials, each down approximately 3%, performed well on a relative basis reflecting continued bullishness regarding global infrastructure development and the commodity outlook. Higher-quality companies were favored amid the period's flight to quality and weak-dollar environment.

Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Recession fears compounded by the financial crisis negatively affected the equity markets, and the Fund's high quality, large cap holdings generated strong relative performance in this environment. We had positive stock selection within technology, as we overweighted high-quality, global players like Western Union (+1.6%) and QUALCOMM (+4.5%). Emphasizing outperforming software companies -- the period's best-performing tech industry group -- bolstered returns, with relative strength in Microsoft (-3%) and Salesforce.com (+13%). Owning Yahoo (+8%) upon the announcement of Microsoft's $44 billion takeover bid also helped.

     Underweighting financials benefited the Fund, as we avoided the stocks most exposed to seizing credit markets. We underweighted commercial banks and investment banks and focused primarily on companies with fee-driven business models like State Street (+17%). This positioning more than offset lagging performances in AIG (-36%), Freddie Mac (-56%) and Citigroup (-53%). Also contributing to performance were key cyclicals and commodity oriented stocks benefiting from the economic development in emerging markets. Top performers included Transocean (+13%), Hess (+33%), Barrick Gold (+8%) and Monsanto (+31%). Overweighting consumer staples companies also drove returns, with key contributions from Colgate-Palmolive (+10%) and General Mills (+5%).

     Partially offsetting the above, an underweight in industrials had a drag on returns. In addition, as telecommunications companies struggled amid price competition in the wireless space, NII Holdings (-61%) -- a wireless player in Latin America -- was the Fund's most challenging stock. Within media, Comcast was down 21%, but rebounded +5% in the second half of the period on dividend and share buyback announcements that boosted its free cash flow outlook. Weakness among the Fund's healthcare holdings also detracted from returns, driven by pullbacks in Amgen (-26%) and UnitedHealth (-29%). Amgen, retreated on safety concerns regarding its anemia drugs, and increased FDA scrutiny. However, we continued to like the strength in Amgen's pipeline of therapeutics, and its long-term prospects. UnitedHealth fell along with other health insurers as costlier medical claims prompted downward earnings revisions in the HMO group.

Q.   WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. There were no significant changes in the Fund as we have remained committed to investing in high quality large-cap stocks with predictable and steady earnings growth at compelling valuations. We continued to be relatively defensively positioned, although at March 31st, our largest overweight was in technology -- an area that we believe could benefit from multiple expansion in the months to come due to the large international component of tech earnings, and its above average growth prospects. Our tech holdings tend to be less economically sensitive, with high recurring revenues and ample free cash flow.

     The period was marked by a credit crisis and liquidity impasse culminating in the near-collapse of Bear Stearns (not owned by

GE U.S. Equity Fund

     Fund). In this environment, the portfolio's underweight in financials benefited performance. The odds of a recession increased during the quarter, and we remained comfortable with our positioning in this environment. We have expected our large cap, high quality companies to demonstrate the financial flexibility and balance sheet strength to weather an economic slowdown, and to benefit from a flight to quality in skittish markets. Valuations of many of our holdings remain below historical averages, despite strong relative earnings performance. In addition, we believe many of our multinationals will likely benefit from growth prospects outside of North America. We remain focused on a long-term investment horizon and continue to utilize a bottom-up, research-driven, fundamental approach to stock selection.

GE U.S. Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 01, 2007 - MARCH 31, 2008

                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
                           --------------------  --------------------  --------------------
ACTUAL FUND RETURN**
     Class A                     1,000.00                887.89                3.76
     Class B                     1,000.00                884.19                7.32
     Class C                     1,000.00                884.43                7.32
     Class R                     1,000.00                972.93                5.20
     Class Y                     1,000.00                879.24                2.56

HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
     Class A                     1,000.00              1,020.83                3.99
     Class B                     1,000.00              1,017.15                7.77
     Class C                     1,000.00              1,017.15                7.77
     Class R                     1,000.00              1,006.58                5.26
     Class Y                     1,000.00              1,022.06                2.73

* Expenses are equal to the Fund's annualized expense ratio of 0.79% for Class A, 1.54% for Class B, 1.54% for Class C, 1.05% for Class R and 0.54% for Class Y (from period October 01, 2007 -- March 31, 2008), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period).

** Actual Fund Returns for six-month period ended March 31, 2008 was as follows: (11.21)% for Class A shares, (11.58)% for Class B shares, (11.56)% for Class C shares, since inception of (2.19)% for Class R shares and (11.14)% for Class Y shares.

GE U.S. Equity Fund

TOP TEN LARGEST HOLDINGS AS OF MARCH 31, 2008 as a % of Market Value

Cisco Systems, Inc.         2.89%

Microsoft Corp.             2.77%

PepsiCo, Inc.               2.62%

Industrial Select Sector
  SPDR Fund                 2.50%

Exxon Mobil Corp.           2.28%

Transocean, Inc.            2.18%

Intel Corp.                 2.07%

Amgen, Inc.                 2.02%

QUALCOMM, Inc.              1.96%

Oracle Corp.                1.88%

INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of issuers that are tied economically to the U.S. under normal market conditions.

LIPPER PERFORMANCE COMPARISON

Large Cap Core Peer Group

Based on average annual total returns for the periods ended 3/31/08

                   SIX       ONE      FIVE       TEN
                 MONTHS     YEAR      YEAR      YEAR
                 ------    ------    ------    ------
Number of
Funds in
peer group:         848       825       567      295

Peer group
average annual
total return:    (12.95)%   (5.54)%   10.13%    2.74%

Lipper categories in peer group: Large Cap Core

CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES

[PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                                ENDING
                                                              VALUE OF A
                       SIX       ONE       FIVE      TEN        $10,000
                     MONTHS      YEAR      YEAR      YEAR     INVESTMENT
                     ------     -----     -----     -----     ----------
GE U.S. Equity       (11.21)%   (2.20)%    9.85%    4.01%       14,816
W/load               (16.32)%   (7.82)%    8.56%    3.40%       13,964
S&P 500 Index        (12.46)%   (5.07)%   11.32%    3.51%       14,114

CLASS B SHARES

[PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                               ENDING
                                                             VALUE OF A
                       SIX       ONE       FIVE      TEN       $10,000
                     MONTHS      YEAR      YEAR     YEAR     INVESTMENT
                     ------     -----     -----     ----     ----------
GE U.S. Equity       (11.58)%   (2.96)%    9.03%    3.55%      14,167
W/load               (15.58)%   (6.96)%    9.03%    3.55%
S&P 500 Index        (12.46)%   (5.07)%   11.32%    3.51%      14,114

CLASS C SHARES

[PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                                  ENDING
                                                                VALUE OF A
                     SIX       ONE       FIVE       SINCE         $10,000
                   MONTHS      YEAR      YEAR     INCEPTION     INVESTMENT
                   ------     -----     -----     ---------     ----------
GE U.S. Equity     (11.56)%   (2.96)%    9.03%       2.01%        11,840
W/load             (12.56)%   (3.96)%    9.03%       2.01%
S&P 500 Index      (12.46)%   (5.07)%   11.32%       2.03%        11,863

CLASS R SHARES

[PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                              ENDING
                                                            VALUE OF A
                    ONE        SINCE                          $10,000
                   MONTH     INCEPTION     COMMENCEMENT     INVESTMENT
                   -----     ---------     ------------     ----------
GE U.S. Equity     (1.05)%     (2.19)%       01/29/08          9,704
S&P 500 Index      (0.43)%     (3.67)%                         9,633

GE U.S. Equity Fund

CLASS Y SHARES

[PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                               ENDING
                                                             VALUE OF A
                       SIX       ONE       FIVE      TEN       $10,000
                     MONTHS      YEAR      YEAR     YEAR     INVESTMENT
                     ------     -----     -----     ----     ----------
GE U.S. Equity       (11.14)%   (1.98)%   10.12%    4.27%      15,194
S&P 500 Index        (12.46)%   (5.07)%   11.32%    3.51%      14,114

                                                            [PERFORMANCE LEGEND]

See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories. Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE U.S. EQUITY FUND                                   March 31, 2008 (unaudited)

Schedule of Investments

GE U.S. EQUITY FUND

Portfolio Composition as a % of Market Value of $393,276

(in thousands) as of March 31, 2008

                                   [PIE CHART]

                                                      NUMBER
                                                     OF SHARES      VALUE
                                                    -----------   -----------
COMMON STOCK -- 95.5%

CONSUMER DISCRETIONARY -- 9.0%
Bed Bath & Beyond, Inc. .........................       152,521   $ 4,499,370(a)
Cablevision Systems Corp. .......................        41,869       897,253(a)
Carnival Corp. ..................................        69,303     2,805,385
Comcast Corp. (Class A) .........................       356,691     6,766,428
Darden Restaurants, Inc. ........................         7,675       249,821
Kohl's Corp. ....................................        17,997       771,891(a)
Liberty Global, Inc. (Series C) .................        35,528     1,153,949(a)
Liberty Media Entertainment Corp. (Series A) ....        75,076     1,699,721(a)
Lowe's Companies, Inc. ..........................       103,973     2,385,141
News Corp. (Class A) ............................        76,750     1,439,062
Omnicom Group, Inc. .............................       151,487     6,692,696
Staples, Inc. ...................................        46,031     1,017,745
The Cheesecake Factory ..........................        18,446       401,938(a)
The Walt Disney Co. .............................        24,769       777,251
Time Warner, Inc. ...............................       204,083     2,861,244
Viacom Inc. (Class B) ...........................        25,815     1,022,790(a)
                                                                   35,441,685

CONSUMER STAPLES -- 11.0%
Alberto-Culver Co. ..............................        50,889     1,394,867
Clorox Co. ......................................        29,654     1,679,603
Colgate-Palmolive Co. ...........................        53,180     4,143,254
Diageo PLC ADR ..................................         9,236       751,071
General Mills, Inc. .............................        67,773     4,058,247
Kimberly-Clark Corp. ............................        80,605     5,203,053
McCormick & Company, Inc. .......................        64,697     2,391,848
Nestle S.A. ADR .................................        12,411     1,551,375
PepsiCo, Inc. ...................................       142,679    10,301,424
Procter & Gamble Co. ............................        58,599     4,106,032
Sara Lee Corp. ..................................        55,818       780,336
The Coca-Cola Co. ...............................         9,070       552,091
The Estee Lauder Companies Inc. (Class A) .......        41,166     1,887,461
Wal-Mart Stores, Inc. ...........................        86,385     4,550,762
                                                                   43,351,424

ENERGY -- 10.9%
Apache Corp. ....................................        17,445     2,107,705
Devon Energy Corp. ..............................        27,272     2,845,288
Exxon Mobil Corp. ...............................       105,825     8,950,679(h)
Halliburton Co. .................................        51,981     2,044,413
Hess Corp. ......................................        46,629     4,111,745
Marathon Oil Corp. ..............................        63,622     2,901,163
Nabors Industries Ltd. ..........................        20,932       706,874(a)
National Oilwell Varco, Inc .....................         5,233       305,503(a)
Schlumberger Ltd. ...............................        81,103     7,055,961
Suncor Energy, Inc. .............................        31,860     3,069,711
Transocean, Inc. ................................        63,471     8,581,279
                                                                   42,680,321

FINANCIALS -- 12.6%
ACE Ltd. ........................................        37,177     2,046,966
Allstate Corp. ..................................        29,248     1,405,659(h)
American Express Co. ............................        29,652     1,296,385
American International Group, Inc. ..............       130,221     5,632,058
Ameriprise Financial, Inc .......................        23,605     1,223,919
AON Corp. .......................................        38,049     1,529,570
Bank of America Corp. ...........................        27,908     1,057,992
Bank of New York Mellon Corp ....................        52,329     2,183,689
Berkshire Hathaway, Inc. (Class B) ..............            81       362,305(a)
BlackRock, Inc. .................................         3,489       712,384
CB Richard Ellis Group, Inc. (Class A) ..........        84,911     1,837,474(a)
Chubb Corp. .....................................        35,933     1,777,965
Citigroup, Inc. .................................       161,334     3,455,774
Federal Home Loan Mortgage Corp .................        45,352     1,148,313
Federal National Mortgage Assoc .................        72,981     1,920,860
Goldman Sachs Group, Inc. .......................        16,427     2,716,862
HCC Insurance Holdings, Inc .....................        23,845       541,043
JP Morgan Chase & Co. ...........................        82,718     3,552,738
Marsh & McLennan Companies, Inc .................        24,419       594,603
Metlife, Inc. ...................................        79,272     4,776,931
State Street Corp. ..............................        75,982     6,002,578(e)
SunTrust Banks, Inc. ............................        33,136     1,827,119
US Bancorp ......................................        39,421     1,275,664
Wachovia Corp. ..................................        17,499       472,473
                                                                   49,351,324

HEALTHCARE -- 12.8%
Abbott Laboratories .............................        76,872     4,239,491
Aetna, Inc. .....................................        64,433     2,711,985

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE U.S. EQUITY FUND                                   March 31, 2008 (unaudited)

SCHEDULE OF INVESTMENTS

                                                      NUMBER
                                                     OF SHARES       VALUE
                                                    -----------   -----------
Amgen, Inc. .....................................       190,039   $ 7,939,829(a)
Baxter International, Inc .......................        40,773     2,357,495
Boston Scientific Corp. .........................       170,130     2,189,573(a)
Bristol-Myers Squibb Co. ........................        59,305     1,263,197
Covidien Ltd. ...................................        52,218     2,310,647
DaVita, Inc. ....................................        25,110     1,199,254(a)
Genentech Inc. ..................................        51,899     4,213,161(a)
Gilead Sciences, Inc. ...........................        44,947     2,316,119(a)
GlaxoSmithKline PLC ADR .........................         6,979       296,119
Hologic, Inc. ...................................        13,955       775,898(a)
Johnson & Johnson ...............................        16,746     1,086,313
McKesson Corp. ..................................        27,909     1,461,594
Medtronic, Inc. .................................        64,227     3,106,660
Merck & Company, Inc. ...........................        55,165     2,093,512
Resmed, Inc. ....................................        43,865     1,850,226(a)
Thermo Fisher Scientific, Inc ...................        10,679       606,994(a)
UnitedHealth Group, Inc. ........................       141,510     4,862,284
Wyeth ...........................................        86,778     3,623,849(h)
                                                                   50,504,200

INDUSTRIALS -- 7.4%
ABB Ltd. ADR ....................................        46,179     1,243,139
CAE, Inc. .......................................       195,012     2,210,408
Cooper Industries Ltd. ..........................        34,886     1,400,673
Deere & Co. .....................................        12,907     1,038,239
Dover Corp. .....................................        49,928     2,085,992(h)
Eaton Corp. .....................................        14,304     1,139,600
Emerson Electric Co. ............................        34,542     1,777,531
General Dynamics Corp. ..........................        41,370     3,449,017
Hexcel Corp. ....................................        47,027       898,686(a)
ITT Corp. .......................................        23,026     1,192,977
Koninklijke Philips Electronics N.V .............        13,550       519,507
Monster Worldwide, Inc. .........................        48,299     1,169,319(a)
Rockwell Collins, Inc. ..........................         4,618       263,919
Siemens AG ADR ..................................         3,488       379,983
Suntech Power Holdings Company Ltd. ADR .........        11,163       452,771(a)
Textron, Inc. ...................................       103,815     5,753,427
3M Co. ..........................................        11,512       911,175
United Technologies Corp. .......................        45,787     3,151,061
                                                                   29,037,424

INFORMATION TECHNOLOGY -- 23.4%
Affiliated Computer Services, Inc. (Class A) ....        20,583     1,031,414(a)
Analog Devices, Inc. ............................        47,623     1,405,831
Apple Computer, Inc. ............................         4,535       650,773(a)
Automatic Data Processing, Inc ..................        43,704     1,852,613
Cisco Systems, Inc. .............................       472,370    11,379,393(a)
Corning Incorporated ............................        86,578     2,081,335
Dell, Inc. ......................................        12,988       258,721(a)
Fidelity National Information Services, Inc .....        48,952     1,867,029
Google, Inc. (Class A) ..........................         2,442     1,075,628(a)
Hewlett-Packard Co. .............................        91,144     4,161,635
Intel Corp. .....................................       384,565     8,145,087
International Business Machines Corp. ...........        34,327     3,952,411
Intuit Inc. .....................................       113,224     3,058,180(a)
Iron Mountain Incorporated ......................        41,862     1,106,831(a)
Lam Research Corp. ..............................        17,792       680,010(a)
Maxim Integrated Products, Inc ..................        53,684     1,094,617
Microchip Technology Inc. .......................        29,076       951,657
Microsoft Corp. .................................       383,485    10,883,304(h)
Molex, Inc. (Class A) ...........................        76,170     1,665,076
National Semiconductor Corp .....................        53,106       972,902
Oracle Corp. ....................................       377,156     7,377,171(a)
Paychex, Inc. ...................................       115,449     3,955,283
QUALCOMM, Inc. ..................................       188,204     7,716,364
Research In Motion Ltd. .........................        25,009     2,806,760(a)
Salesforce.com, Inc. ............................         6,584       381,016(a)
Taiwan Semiconductor Manufacturing Company
  Ltd. ADR ......................................       111,635     1,146,493
Texas Instruments Incorporated ..................        61,051     1,725,912
Western Union Co. ...............................       272,325     5,792,353
Yahoo! Inc. .....................................        94,629     2,737,617(a)
                                                                   91,913,416

MATERIALS -- 3.9%
Alcoa, Inc. .....................................        31,047     1,119,555
Allegheny Technologies Incorporated .............        50,917     3,633,437
Barrick Gold Corp. ..............................        63,742     2,769,590
Freeport-McMoRan Copper & Gold, Inc. ............        18,218     1,752,936
Monsanto Co. ....................................        36,004     4,014,446
Praxair, Inc. ...................................        16,951     1,427,783
Vulcan Materials Co. ............................        11,166       741,422
                                                                   15,459,169

TELECOMMUNICATION SERVICES -- 2.1%
AT&T, Inc. ......................................        21,978       841,757
NII Holdings Inc. (Class B) .....................       107,390     3,412,854(a)
Verizon Communications, Inc .....................        89,667     3,268,362
Vodafone Group, PLC ADR .........................        20,931       617,674
                                                                    8,140,647

UTILITIES -- 2.4%
American Electric Power Company, Inc. ...........        18,490       769,739
Constellation Energy Group, Inc .................         7,676       677,560
Dominion Resources, Inc. ........................        91,229     3,725,792
Edison International ............................        24,420     1,197,068
Entergy Corp. ...................................         9,767     1,065,384
FPL Group, Inc. .................................        18,895     1,185,472
PG&E Corp. ......................................        18,348       675,573
                                                                    9,296,588
TOTAL COMMON STOCK (COST $374,588,272) ..........   375,176,198

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE U.S. EQUITY FUND                                   March 31, 2008 (unaudited)

SCHEDULE OF INVESTMENTS

                                                  NUMBER
                                                 OF SHARES           VALUE
                                                 ---------        -----------
EXCHANGE TRADED FUNDS -- 3.1%

Financial Select Sector SPDR Fund ..........        94,913        $ 2,360,486(o)
Industrial Select Sector SPDR Fund .........       262,411          9,814,171(o)

TOTAL EXCHANGE TRADED FUNDS
  (COST $9,987,090) ........................                       12,174,657

OTHER INVESTMENTS -- 0.0%*

GEI Investment Fund
  (COST $170,548) ..........................                          133,028(k)

TOTAL INVESTMENTS IN SECURITIES
  (COST $384,745,910) ......................                      387,483,883

SHORT-TERM INVESTMENTS -- 1.5%

SHORT-TERM INVESTMENTS -- 1.4%
GE Money Market Fund Institutional Class
  2.08% ....................................                        5,306,898(d,p)

                                    PRINCIPAL
                                     AMOUNT
                                    ---------

TIME DEPOSIT -- 0.1%

State Street Corp. 1.75%
  04/01/08......................    $485,000             485,000(e)

TOTAL SHORT-TERM INVESTMENTS
  (COST $5,791,898).............                       5,791,898

TOTAL INVESTMENTS
  (COST $390,537,808)...........                     393,275,781

LIABILITIES IN EXCESS OF
  OTHER ASSETS,
  NET -- (0.1)%.................                        (228,735)
                                                    ------------

NET ASSETS -- 100.0%............                    $393,047,046
                                                    ============

OTHER INFORMATION

The GE U.S. Equity Fund had the following long futures contracts open at March 31, 2008 (unaudited):

                                    NUMBER    CURRENT
                      EXPIRATION      OF     NOTIONAL   UNREALIZED
DESCRIPTION              DATE     CONTRACTS    VALUE   APPRECIATION
-----------           ----------  ---------  --------  ------------
S&P 500 Index
  Futures              June 2008      2      $662,000     $11,009

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

                                                                     [Q&A LOGO]

GE U.S. Equity Fund

The GE Core Value Equity Fund (formerly GE Value Equity fund) is co-managed by Paul C. Reinhardt and Stephen V. Gelhaus. Messrs. Reinhardt and Gelhaus both manage the Fund as a collaborative team. Both portfolio managers have the authority to increase or decrease existing positions in the Fund; however, Mr. Reinhardt, as lead manager, is vested with the authority to purchase securities that are new to the Fund or to divest the Fund of its entire position in a security. Mr. Reinhardt also has veto authority over Mr. Gelhaus' trade decisions. See portfolio managers' biographical information beginning on page 148.

Q. HOW DID THE GE CORE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2008?

A. For the six-month period ended March 31, 2008, the GE Core Value Equity Fund returned -10.44% for the Class A shares, -10.73% for the Class B shares, -10.70% for the Class C shares, -2.38% for the Class R shares and -10.21% for the Class Y shares. The S&P 500 Index, the Fund's benchmark, returned -12.46% and the Fund's Lipper peer group of 848 Large-Cap Core Funds returned an average of -12.95% for the same period.

Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The past six-month period was a challenge for U.S. Equity investors, as the housing recession, skyrocketing commodity prices and tight credit conditions threatened the outlook for economic growth and corporate profits. During the period, the Fed addressed the risks to growth by easing monetary policy, lowering its benchmark rate by 250 basis points to 2.25% at March 31, 2008. Despite this injection of liquidity, and other supportive measures by the Fed, credit conditions remained tight throughout the period, and volatility remained high.

     Financials (-26.3%) was the worst-performing S&P 500 sector during the period, reflecting locked-up credit markets, huge write-downs of mortgage-related securities at banks and brokerages and the collapse of Bear Stearns, one of Wall Street's largest and oldest investment banks. Other sectors that performed poorly included telecom (-18.1%) and consumer discretionary (-15.3%). Given concerns that the U.S. has entered an economic recession, the only sector generating a positive return was the relatively defensive consumer staples sector, rising 1.5%. Energy, utilities and materials, each down approximately 3%, performed well on a relative basis reflecting continued bullishness regarding global infrastructure development and the commodity outlook. Higher-quality companies were favored amid the period's flight to quality and weak-dollar environment.

Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The Fund performed well relative to the market partly because of an overweight in higher quality large-cap companies in the consumer staples sector. In addition, the Fund sidestepped the worst of the fallout from the sub-prime debacle by underweighting financials, especially commercial and investment banks. As oil surpassed $100 per barrel for the first time in history, our energy holdings also benefited the Fund, driven by strength in Hess (+33%), Transocean (+13%) and Apache Corp. (+35%). We had positive stock selection within technology as we overweighted high-quality, global players like Western Union (+2%), Taiwan

[PHOTO OF PAUL C. REINHARDT]

Pictured to the left:
Paul C. Reinhardt

GE Value Equity Fund

     Semiconductor (+1%), IBM (-2%) and Microsoft (-3%). Each of these multinational players has been well positioned to benefit from growth in emerging markets.

     The Fund's positioning within industrials penalized performance, as we missed commodity-cost driven rallies in the road/rail and air freight/logistics industries. Furthermore, while Freddie Mac (-56%) and AIG (-36%) pulled back in the credit turmoil, their negative contributions were more than offset by the balance of the Fund's high-quality financials. Amgen's weakness (-26%) drove the Fund's lagging performance in the health care sector. The biotech company languished amid safety concerns regarding its anemia drugs, and increased FDA scrutiny. However, we continued to like both Amgen's pipeline of new products and its low stock valuation. In consumer discretionary, disappointing results in media detracted from relative returns (e.g., Time Warner -23% and Cablevision -19%), and underweighting the outperforming hospitality and leisure stocks also detracted from returns.

Q.   WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. There were no significant changes to the Fund over the period. Our process has remained consistent, and we continued to employ a bottom-up relative value discipline to seek out underappreciated stocks with catalysts for growth or improving fundamentals. The Fund remained positioned for an economic slowdown.

     We have increased technology and consumer staples as a percentage of portfolio holdings. We believe companies in these sectors will show strong earnings growth despite a slowing economy. The Fund also continues to emphasize larger companies that can compete globally. Over the past six months, many of these holdings were selling at discounts or on par with smaller, more U.S.-centric companies. Thus, the holdings include dominant competitors in the household products, semiconductor and software industries. Our objective for many of our holdings is for both valuation improvement and earnings growth to drive relative stock appreciation.

GE Value Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2007 - MARCH 31, 2008

                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
                           -------------------   --------------------  --------------------
ACTUAL FUND RETURN**
     Class A                     1,000.00                895.58                5.75
     Class B                     1,000.00                892.75                9.34
     Class C                     1,000.00                892.98                9.33
     Class R                     1,000.00                976.19                7.29
     Class Y                     1,000.00                897.88                4.37

HYPOTHETICAL 5% RETURN
 (2.5% FOR THE PERIOD)
     Class A                     1,000.00              1,018.82                6.06
     Class B                     1,000.00              1,015.14                9.82
     Class C                     1,000.00              1,015.14                9.82
     Class R                     1,000.00              1,017.50                7.45
     Class Y                     1,000.00              1,020.25                4.60

* Expenses are equal to the Fund's annualized expense ratio of 1.20% for Class A, 1.95% for Class B, 1.95% for Class C, 1.47% for Class R and 0.91% for Class Y, (from period October 01, 2007 -- March 31, 2008), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period).

** Actual Fund Returns for six-month period ended March 31, 2008 were as follows: (10.44)% for Class A shares, (10.73)% for Class B shares, (10.70)% for Class C shares, since inception of (2.38)% for Class R shares and (10.21)% for Class Y shares.

GE Core Value Equity Fund

TEN LARGEST HOLDINGS AS OF MARCH 31, 2008

as a % of Market Value

Exxon Mobil Corp.           3.38%

Microsoft Corp.             3.06%

Industrial Select Sector
  SPDR Fund                 2.60%

Oracle Corp.                2.49%

International Business
  Machines Corp.            2.48%

Procter & Gamble Co.        2.38%

PepsiCo, Inc.               2.33%

Omnicom Group, Inc.         2.26%

Kimberly-Clark Corp.        1.98%

Cisco Systems, Inc.         1.95%

INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities under normal, market conditions. The Fund invests primarily in U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.

LIPPER PERFORMANCE COMPARISON

Large Cap Core Peer Group

Based on average annual total returns for the periods ended 3/31/08

                    SIX       ONE      FIVE       TEN
                  MONTHS     YEAR      YEAR      YEAR
                  ------    ------    ------    ------
Number of
Funds in
peer group:          848       825       567      295

Peer group
average annual
total return:     (12.95)%   (5.54)%   10.13%    2.74%

Lipper categories in peer group: Large Cap Core

CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES

[PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                               ENDING
                                                             VALUE OF A
                       SIX       ONE       FIVE      TEN       $10,000
                     MONTHS      YEAR      YEAR     YEAR     INVESTMENT
                     ------     -----     -----     ----     ----------
GE Core Value
  Equity             (10.44)%   (1.45)%   11.10%    4.75%      15,905
W/load               (15.59)%   (7.11)%    9.80%    4.13%      14,991
S&P 500 Index        (12.46)%   (5.07)%   11.32%    3.51%      14,114

CLASS B SHARES

[PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                               ENDING
                                                             VALUE OF A
                       SIX       ONE       FIVE      TEN       $10,000
                     MONTHS      YEAR      YEAR     YEAR     INVESTMENT
                     ------     -----     -----     ----     ----------
GE Core Value
  Equity             (10.73)%   (2.15)%   10.28%    4.14%      15,019
W/load               (14.73)%   (6.15)%   10.28%    4.14%
S&P 500 Index        (12.46)%   (5.07)%   11.32%    3.51%      14,114

CLASS C SHARES

[PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                                  ENDING
                                                                VALUE OF A
                     SIX       ONE       FIVE       SINCE         $10,000
                   MONTHS      YEAR      YEAR     INCEPTION     INVESTMENT
                   ------     -----     -----     ---------     ----------
GE Core Value
  Equity           (10.70)%   (2.06)%   10.30%       2.87%        12,722
W/load             (11.70)%   (3.06)%   10.30%       2.87%
S&P 500 Index      (12.46)%   (5.07)%   11.32%       2.03%        11,863

CLASS R SHARES

[PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                       ENDING
                                                     VALUE OF A
                   ONE      SINCE                      $10,000
                  MONTH   INCEPTION   COMMENCEMENT   INVESTMENT
                  -----   ---------   ------------   ----------
GE Core Value
  Equity          (0.95)%   (2.38)%     01/29/08        9,692
S&P 500 Index     (0.43)%   (3.67)%                     9,633

GE Core Value Equity Fund

CLASS Y SHARES

[PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                               ENDING
                                                             VALUE OF A
                       SIX       ONE       FIVE      TEN       $10,000
                     MONTHS      YEAR      YEAR     YEAR     INVESTMENT
                     ------     -----     -----     ----     ----------
GE Core Value
  Equity             (10.21)%   (0.88)%   11.59%    5.14%      16,500
S&P 500 Index        (12.46)%   (5.07)%   11.32%    3.51%      14,114

                                                            [PERFORMANCE LEGEND]

See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories. Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE CORE VALUE EQUITY FUND                             March 31, 2008 (unaudited)

SCHEDULE OF INVESTMENTS

GE CORE VALUE EQUITY FUND

Portfolio Composition as a % of Market Value of $47,527

(in thousands) as of March 31, 2008

                                   [PIE CHART]

                                     NUMBER
                                    OF SHARES          VALUE
                                    ---------       -----------
COMMON STOCK -- 94.9%

CONSUMER DISCRETIONARY -- 8.0%
Bed Bath & Beyond, Inc. ........      5,210         $   153,695(a)
Cablevision Systems Corp. ......     12,505             267,982(a)
Comcast Corp. (Class A).........     20,841             395,354
Darden Restaurants, Inc. .......      2,293              74,637
News Corp. (Class A)............     22,925             429,844
Omnicom Group, Inc. ............     24,280           1,072,690
The Walt Disney Co. ............      7,399             232,181
Time Warner, Inc. ..............     60,961             854,673
Viacom Inc. (Class B)...........      7,711             305,510(a)
                                                      3,786,566

CONSUMER STAPLES -- 14.9%
Clorox Co. .....................      8,858             501,717
Diageo PLC ADR..................      2,759             224,362
General Mills, Inc. ............     14,172             848,619
Kimberly-Clark Corp. ...........     14,589             941,720
McCormick & Company, Inc. ......     12,505             462,310
Nestle S.A. ADR.................      3,707             463,375
PepsiCo, Inc. ..................     15,318           1,105,960(h)
Procter & Gamble Co. ...........     16,152           1,131,771
Sara Lee Corp. .................     16,673             233,089
The Coca-Cola Co. ..............      2,709             164,897
The Estee Lauder Companies
  Inc. (Class A)................      8,649             396,557
Wal-Mart Stores, Inc. ..........     11,462             603,818
                                                      7,078,195

ENERGY -- 10.1%
Apache Corp. ...................      3,126             377,683
Devon Energy Corp. .............      2,710             282,734
Exxon Mobil Corp. ..............     18,965           1,604,060(h)
Halliburton Co. ................     15,527             610,677
Hess Corp. .....................      7,920             698,386
Marathon Oil Corp. .............      4,689             213,818
Nabors Industries Ltd. .........      6,252             211,130(a)
National Oilwell Varco, Inc. ...      1,563              91,248(a)
Suncor Energy, Inc. ............      1,563             150,595
Transocean, Inc. ...............      4,041             546,343
                                                      4,786,674

FINANCIALS -- 12.6%
ACE Ltd. .......................      6,878             378,703
Allstate Corp. .................      8,736             419,852(h)
American Express Co. ...........      8,857             387,228
American International
  Group, Inc. ..................      6,774             292,976(h)
AON Corp. ......................     11,358             456,592
Bank of America Corp. ..........      8,336             316,018
Bank of New York Mellon Corp. ..     15,631             652,282
BlackRock, Inc. ................      1,042             212,756
Chubb Corp. ....................     10,733             531,069
Citigroup, Inc. ................     11,150             238,833
Federal Home Loan Mortgage
  Corp. ........................     13,547             343,010
JP Morgan Chase & Co. ..........     11,045             474,383
Marsh & McLennan Companies,
  Inc. .........................      7,294             177,609
Metlife, Inc. ..................     11,880             715,889
US Bancorp......................     11,775             381,039
                                                      5,978,239

HEALTHCARE -- 11.3%
Abbott Laboratories.............      5,431             299,520
Aetna, Inc. ....................      7,294             307,004
Amgen, Inc. ....................     19,398             810,448(a)
Baxter International, Inc. .....      6,252             361,491
Boston Scientific Corp. ........     30,220             388,931(a)
Bristol-Myers Squibb Co. .......     17,715             377,329
Covidien Ltd. ..................      3,830             169,477
DaVita, Inc. ...................      7,501             358,248(a)
GlaxoSmithKline PLC ADR.........      2,114              89,697
Johnson & Johnson...............      5,002             324,480
McKesson Corp. .................      8,337             436,609
Merck & Company, Inc. ..........      5,509             209,067
Thermo Fisher Scientific,
  Inc. .........................      3,190             181,320(a)
UnitedHealth Group, Inc. .......      7,711             264,950
Wyeth...........................     19,070             796,363
                                                      5,374,934

INDUSTRIALS -- 6.7%
ABB Ltd. ADR....................     13,794             371,334
Cooper Industries Ltd. .........     10,421             418,403
Deere & Co. ....................      3,855             310,096
Eaton Corp. ....................      4,273             340,430
General Dynamics Corp. .........      9,066             755,832
ITT Corp. ......................      6,878             356,349

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE CORE VALUE EQUITY FUND                             March 31, 2008 (unaudited)

SCHEDULE OF INVESTMENTS

                                       NUMBER
                                      OF SHARES          VALUE
                                      ---------       -----------
Koninklijke Philips
  Electronics N.V. ...............      4,067         $   155,929
Rockwell Collins, Inc. ...........      1,379              78,810
Siemens AG ADR....................      1,068             116,348
3M Co. ...........................      3,438             272,118
                                                        3,175,649

INFORMATION TECHNOLOGY -- 21.4%
Affiliated Computer
  Services, Inc. (Class A)........      6,148             308,076(a)
Analog Devices, Inc. .............     14,225             419,922
Apple Computer, Inc. .............      1,389             199,321(a)
Cisco Systems, Inc. ..............     38,556             928,814(a,h)
Corning Incorporated..............     10,942             263,046
Dell, Inc. .......................      3,880              77,290(a)
Fidelity National
  Information Services,
  Inc. ...........................      6,252             238,451
Hewlett-Packard Co. ..............     14,693             670,882
Intel Corp. ......................     39,598             838,686
International Business
  Machines Corp. .................     10,254           1,180,646
Intuit Inc. ......................      3,577              96,615(a)
Lam Research Corp. ...............      5,315             203,139(a)
Maxim Integrated Products,
  Inc. ...........................     16,036             326,974
Microchip Technology Inc. ........      5,210             170,523
Microsoft Corp. ..................     51,297           1,455,809
National Semiconductor
  Corp. ..........................     15,863             290,610
Oracle Corp. .....................     60,440           1,182,206(a)
Taiwan Semiconductor
  Manufacturing Company
  Ltd. ADR........................     33,347             342,469
Texas Instruments
  Incorporated....................     18,236             515,532
Western Union Co. ................     20,841             443,288
                                                       10,152,299

MATERIALS -- 3.7%
Alcoa, Inc. ......................      9,274             334,420
Allegheny Technologies
  Incorporated....................      3,126             223,071
Barrick Gold Corp. ...............     14,172             615,773
Freeport-McMoRan Copper &
  Gold, Inc. .....................      3,335             320,894
Praxair, Inc. ....................        729              61,404
Vulcan Materials Co. .............      3,335             221,444
                                                        1,777,006

TELECOMMUNICATION
  SERVICES -- 2.2%
AT&T, Inc. .......................      6,565             251,439
Verizon Communications,
  Inc. ...........................     16,465             600,149(h)
Vodafone Group, PLC ADR...........      6,252             184,497
                                                        1,036,085

UTILITIES -- 4.0%
American Electric Power
  Company, Inc. ..................      5,523             229,922
Constellation Energy Group,
  Inc. ...........................      2,293             202,403
Dominion Resources, Inc. .........     20,529             838,404
Edison International..............      7,294             357,552
Entergy Corp. ....................      2,918             318,295
                                                        1,946,576

TOTAL COMMON STOCK
  (COST $45,752,793)..............                     45,092,223

EXCHANGE TRADED FUNDS -- 3.2%

Financial Select Sector SPDR
  Fund............................     12,162             302,469(o)
Industrial Select Sector
  SPDR Fund.......................     33,068           1,236,743(h,o)

TOTAL EXCHANGE TRADED FUNDS
  (COST $1,452,117)...............                      1,539,212

OTHER INVESTMENTS -- 0.1%

GEI Investment Fund
  (COST $27,091)..................                         21,131(k)

TOTAL INVESTMENTS IN
  SECURITIES
  (COST $47,232,001)..............                     46,652,566

SHORT-TERM INVESTMENTS -- 1.8%

GE Money Market Fund
  Institutional Class
  2.08%
  (COST $874,368).................                        874,368(d,p)

TOTAL INVESTMENTS
  (COST $48,106,369)..............                     47,526,934

LIABILITIES IN EXCESS OF
  OTHER ASSETS,
  NET -- 0.0%*....................                            119
                                                      -----------

NET ASSETS -- 100.0%..............                    $47,527,053
                                                      ===========

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE CORE VALUE EQUITY FUND                             March 31, 2008 (unaudited)

SCHEDULE OF INVESTMENTS

OTHER INFORMATION

The GE Core Value Equity Fund had the following long futures contracts open at March 31, 2008 (unaudited);

                                    NUMBER    CURRENT
                      EXPIRATION      OF     NOTIONAL   UNREALIZED
DESCRIPTION              DATE     CONTRACTS    VALUE   APPRECIATION
-----------           ----------  ---------  --------  ------------
S&P 500 Index
  Futures              June 2008      1      $331,000     $3,750

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

                                                                      [Q&A LOGO]

GE Samll Cap Equity Fund

GE Small-Cap Equity Fund is managed by Jack Feiler, Jeffrey Schwartz and Dennison T. "Dan" Veru, members of the Palisade Capital Management, LLC ("Palisade") Investment Policy Committee.

Palisade has a history of managing small-cap equity portfolios and for several years has provided pension fund services to GE. Palisade translates its experience from various institutional and private accounts to mutual fund portfolios it sub-advises for GE Asset Management. Palisade has managed the Small-Cap Equity Fund since its inception. See portfolio managers' biographical information beginning on page 148.

Q. HOW DID THE GE SMALL-CAP EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2008?

A. For the six-month period ended March 31, 2008, the GE Small-Cap Equity Fund returned -12.47% for the Class A shares, -12.80% for the Class B shares, -12.80% for the Class C shares, -1.47% for the Class R shares and -12.35% for the Class Y shares. The Russell 2000 Index, the Fund's benchmark, returned -14.03% and the Fund's Lipper peer group of 832 Small-Cap Core Funds returned an average of -14.93% for the same period.

Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. During the past six-month period, stocks declined significantly amid a subprime-induced credit crisis, sharply declining home values, and increasing evidence of a domestic economy heading for recession. The decline in stocks occurred despite aggressive Fed easing as a confidence crisis took hold and credit markets ground to a virtual halt, culminating in the collapse of brokerage giant Bear Stearns.

     Energy was the only sector in the Russell 2000 that posted a gain for the period. All other sectors registered losses with the worst performers being Telecom (-25%), Technology (-22%), and Consumer Discretionary (-22%).

Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The main source of the Fund's strong performance relative to the market came from strong stock selection in the Consumer Discretionary sector. The standout performers were Aeropostale (+42%) and LKQ Corp. (+29%). While much of the retail industry experienced weak sales results, Aeropostale continued to post better than expected sales and earnings. In the fourth quarter of 2007, Aeropostale grew sales by 17% and saw a 38% increase in earnings per share. LKQ continues to benefit from an improved market position as the nationwide leader in aftermarket collision products and recycled OEM collision parts. Several recent acquisitions have enabled the company to expand margins and gain market share.

     The Fund was hindered by weak results in the Healthcare sector. Healthways (-41%) and Molina Healthcare (-33%) were the largest detractors from results. Molina declined over concerns about Medicaid reimbursements, while Healthways was under pressure from concerns about future growth prospects. Both stocks were hampered by industry-specific issues in managed care.

Q.   WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. There were no significant changes to the Fund during the most recent six-month period. We slightly reduced our Consumer Discretionary allocation, while increasing our Technology holdings. The Fund's Healthcare holdings also increased as we are finding more opportunities in the sector based on favorable valuations.

     Although the market may appear to be bottoming, we are cautiously optimistic and believe the process of rebuilding confidence will take time. We take a bottom-up approach and look for companies with modest valuations that are capable of growing earnings regardless of the economic environment. Stocks that are candidates for our portfolio demonstrate

GE Small-Cap Equity Fund

     characteristics such as increasing net income, improving free cash flow, and increasing return on invested capital. As a result of our quality focus, we believe the portfolio is well positioned for periods where economic activity slows and earnings growth becomes more challenging.

GE Small-Cap Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2007 - MARCH 31, 2008

                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
                           --------------------  --------------------  --------------------
ACTUAL FUND RETURN**

     Class A                     1,000.00                875.33                 6.25
     Class B                     1,000.00                872.02                 9.76
     Class C                     1,000.00                872.10                 9.76
     Class R                     1,000.00                985.32                 7.88
     Class Y                     1,000.00                876.47                 5.08
HYPOTHETICAL 5% RETURN
  (2.5% FOR THE PERIOD)
     Class A                     1,000.00              1,018.18                 6.71
     Class B                     1,000.00              1,014.49                10.48
     Class C                     1,000.00              1,014.49                10.48
     Class R                     1,000.00              1,016.96                 8.01
     Class Y                     1,000.00              1,019.41                 5.45

* Expenses are equal to the Fund's annualized expense ratio of 1.33% for Class A, 2.08% for Class B, 2.08% for Class C, 1.58% for Class R, and 1.08% for Class Y (from period October 01, 2007 -- March 31, 2008), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period).

** Actual Fund Returns for six-month period ended March 31, 2008 were as follows: (12.47)% for Class A shares, (12.80)% for Class B shares, (12.80)% for Class C shares, since inception of (1.47)% for Class R shares and (12.35)% for Class Y shares.

GE Small-Cap Equity Fund

TOP TEN LARGEST HOLDINGS AS OF MARCH 31, 2008

as a % of Market Value

DRS Technologies, Inc.      3.28%

Central European
  Distribution Corp.        3.24%

Harsco Corp.                2.90%

Varian, Inc.                2.74%

Interactive Data Corp.      2.72%

Teledyne Technologies
  Inc.                      2.70%

Oil States International,
  Inc.                      2.67%

Omega Healthcare
  Investors, Inc. (REIT)    2.54%

Commercial Metals Co.       2.54%

Arbitron, Inc.              2.51%

INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of small-cap companies under normal market conditions. The Fund invests primarily in small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects.

LIPPER PERFORMANCE COMPARISON

Small Cap Core Peer Group

Based on average annual total returns for the periods ended 3/31/08

                      SIX          ONE         FIVE
                    MONTHS        YEAR         YEAR
                    ------       ------       ------
Number of
Funds in
peer group:            832          795          485

Peer group
average annual
total return:       (14.98)%     (13.30)%       14.26%

Lipper categories in peer group: Small Cap Core

CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES

[PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                                ENDING
                                                              VALUE OF A
                      SIX       ONE      FIVE      SINCE        $10,000
                    MONTHS     YEAR      YEAR    INCEPTION    INVESTMENT
                    ------    ------    -----    ---------    ----------
GE Small-Cap
  Equity            (12.47)%   (9.38)%  12.73%     10.86%       26,631
W/load              (17.50)%  (14.59)%  11.41%     10.16%       25,099
Russell 2000
  Index             (14.03)%  (12.99)%  14.88%      8.32%       21,360

CLASS B SHARES

[PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                                ENDING
                                                              VALUE OF A
                      SIX       ONE      FIVE      SINCE        $10,000
                    MONTHS     YEAR      YEAR    INCEPTION    INVESTMENT
                    ------    ------    -----    ---------    ----------
GE Small-Cap
  Equity            (12.80)%  (10.00)%  11.90%     10.33%       25,452
W/load              (16.80)%  (14.00)%  11.90%     10.33%
Russell 2000
  Index             (14.03)%  (12.99)%  14.88%      8.32%       21,360

CLASS C SHARES

[PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                                ENDING
                                                              VALUE OF A
                      SIX       ONE      FIVE      SINCE        $10,000
                    MONTHS     YEAR      YEAR    INCEPTION    INVESTMENT
                    ------    ------    -----    ---------    ----------
GE Small-Cap
  Equity            (12.80)%  (10.05)%  11.90%      8.77%       20,431
W/load              (13.80)%  (11.05)%  11.90%      8.77%
Russell 2000
  Index             (14.03)%  (12.99)%  14.88%      7.13%       17,952

CLASS R SHARES

[PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                          ENDING
                                                        VALUE OF A
                   ONE       SINCE                        $10,000
                  MONTH    INCEPTION    COMMENCEMENT    INVESTMENT
                  -----    ---------    ------------    ----------
GE Small-Cap
  Equity          (0.44)%    (1.47)%      01/29/08         9,719
Russell 2000
  Index            0.42%     (3.30)%                       9,670

GE Small-Cap Equity Fund

CLASS Y SHARES

[PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                                ENDING
                                                              VALUE OF A
                      SIX       ONE      FIVE      SINCE        $10,000
                    MONTHS     YEAR      YEAR    INCEPTION    INVESTMENT
                    ------    ------    -----    ---------    ----------
GE Small-Cap
  Equity            (12.35)%   (9.10)%  13.03%     11.14%       27,282
Russell 2000
  Index             (14.03)%  (12.99)%  14.88%      8.32%       21,360

                                                            [PERFORMANCE LEGEND]

See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories. Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE SMALL-CAP EQUITY FUND                              March 31, 2008 (unaudited)

Schedule of Investments

GE SMALL-CAP EQUITY FUND

Portfolio Composition as a % of Market Value of $62,223

(in thousands) as of March 31, 2008

                                   [PIE CHART]

                                                      NUMBER
                                                     OF SHARES      VALUE
                                                    -----------   -----------
COMMON STOCK -- 100.1%

CONSUMER DISCRETIONARY -- 14.2%
Aaron Rents, Inc. ...............................        49,500   $ 1,066,230
Aeropostale, Inc. ...............................        55,400     1,501,894(a)
American Eagle Outfitters, Inc. .................        13,800       241,638(h)
Arbitron, Inc. ..................................        36,200     1,562,392
CBRL Group, Inc. ................................        15,800       565,166
Interactive Data Corp. ..........................        59,400     1,691,118
Jarden Corp. ....................................        29,300       636,982(a)
LKQ Corp. .......................................        51,400     1,154,958(a)
Triarc Companies, Inc. ..........................
  (Class B) (Series 1) ..........................        57,400       396,634
                                                                    8,817,012

CONSUMER STAPLES -- 4.8%
Central European Distribution Corp. .............        34,700     2,019,193(a)
Smithfield Foods, Inc. ..........................        37,000       953,120(a)
                                                                    2,972,313

ENERGY -- 6.4%
Dril-Quip Inc. ..................................        25,200     1,171,044(a)
NATCO Group, Inc. (Class A) .....................        13,200       617,100(a)
Oil States International, Inc. ..................        37,100     1,662,451(a)
St. Mary Land & Exploration Co. .................        14,200       546,700
                                                                    3,997,295

FINANCIALS -- 18.5%
BioMed Realty Trust, Inc. (REIT) ................        62,700     1,497,903
Cullen/Frost Bankers, Inc. ......................        10,800       572,832
DCT Industrial Trust, Inc. (REIT) ...............        58,900       586,644
Deerfield Capital Corp. (REIT) ..................         6,086         8,581
Digital Realty Trust, Inc. (REIT) ...............         2,400        85,200
Federal Realty Investment Trust (REIT) ..........         7,900       615,805
GFI Group, Inc. .................................        16,800       962,640(a)
Global Cash Access Holdings, Inc. ...............        79,400       465,284(a)
HCC Insurance Holdings, Inc. ....................        52,600     1,193,494
Hilb Rogal & Hobbs Co. ..........................        39,700     1,249,359
Jones Lang LaSalle Inc. .........................         5,800       448,572
Omega Healthcare Investors, Inc. (REIT) .........        91,200     1,583,232
Raymond James Financial, Inc. ...................        51,300     1,178,874
Sandy Spring Bancorp, Inc. ......................        10,500       288,960
Sterling Bancorp ................................        14,800       229,844
Westamerica Bancorporation ......................         9,600       504,960
                                                                   11,472,184

HEALTHCARE -- 13.6%
AMN Healthcare Services, Inc. ...................        34,900       538,158(a)
Computer Programs and Systems, Inc. .............        26,100       545,490
Cubist Pharmaceuticals, Inc. ....................        18,300       337,086(a)
Healthways, Inc. ................................        23,400       826,956(a)
HMS Holdings Corp. ..............................        16,600       473,930(a)
inVentiv Health, Inc. ...........................        26,500       763,465(a)
KV Pharmaceutical Co. (Class A) .................        47,600     1,188,096(a)
Medical Action Industries Inc. ..................        57,200       939,796(a)
Molina Healthcare, Inc. .........................        34,400       840,048(a)
Thoratec Corp. ..................................        22,300       318,667(a)
Varian, Inc. ....................................        29,400     1,702,848(a)
                                                                    8,474,540

INDUSTRIALS -- 25.5%
Applied Industrial Technologies, Inc. ...........        22,000       657,580
Baldor Electric Co. .............................        24,700       691,600
Comfort Systems USA, Inc. .......................        33,600       437,136
DRS Technologies, Inc. ..........................        35,000     2,039,800
Genesee & Wyoming Inc. (Class A) ................        40,700     1,400,080(a)
Harsco Corp. ....................................        32,600     1,805,388
Healthcare Services Group .......................        17,200       355,008
Herman Miller Inc. ..............................        34,900       857,493
Mueller Industries, Inc. ........................        38,000     1,096,300
NCI Building Systems, Inc. ......................        10,800       261,360(a)
Old Dominion Freight Line, Inc. .................        27,000       859,410(a)
Oshkosh Corp. ...................................        32,300     1,171,844
Quanta Services, Inc. ...........................        45,800     1,061,186(a)
Teledyne Technologies Inc. ......................        35,700     1,677,900(a)
Universal Technical Institute, Inc. .............         4,600        53,958(a)
Woodward Governor Co. ...........................        53,700     1,434,864
                                                                   15,860,907

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE SMALL-CAP EQUITY FUND                              March 31, 2008 (unaudited)

Schedule of Investments

                                                      NUMBER
                                                    OF SHARES             VALUE
                                                    ----------         ------------
INFORMATION TECHNOLOGY -- 10.7%
ACI Worldwide, Inc. ...........................         19,000         $    378,480(a)
BigBand Networks, Inc. ........................         16,600               95,118(a)
Blackbaud, Inc. ...............................         45,400            1,102,312
CommScope, Inc. ...............................         24,200              842,886(a)
Micros Systems, Inc. ..........................         36,800            1,238,688(a)
Microsemi Corp. ...............................          8,800              200,640(a)
Parametric Technology Corp. ...................         55,600              888,488(a)
Rudolph Technologies, Inc. ....................         46,700              456,259(a)
Semtech Corp. .................................         49,200              705,036(a)
SRA International, Inc. (Class A) .............          5,300              128,843(a)
Varian Semiconductor Equipment Associates, Inc.          3,900              109,785(a)
Zebra Technologies Corp. (Class A) ............         15,000              499,800(a)
                                                                          6,646,335

MATERIALS -- 4.6%
Commercial Metals Co. .........................         52,800            1,582,416(h)
Packaging Corporation of America ..............         46,500            1,038,345
Pioneer Drilling Co. ..........................         13,700              218,241(a)
                                                                          2,839,002

UTILITIES -- 1.8%
IDACORP, Inc. .................................         35,100         $  1,127,061

TOTAL COMMON STOCK
  (COST $59,617,583) ..........................                          62,206,649
OTHER INVESTMENTS -- 0.0%*

GEI Investment Fund
  (COST $19,536) ..............................                              15,238(k)
TOTAL INVESTMENTS IN SECURITIES
  (COST $59,637,119) ..........................                          62,221,887

SHORT-TERM INVESTMENTS -- 0.0%*

GE Money Market Fund
  Institutional Class 2.08%
  (COST $1,000) ...............................                               1,000(d,p)

TOTAL INVESTMENTS
  (COST $59,638,119) ..........................                          62,222,887

LIABILITIES IN EXCESS OF OTHER ASSETS,
  NET -- (0.1)% ...............................                             (81,561)
                                                                       ------------

NET ASSETS -- 100.0% ..........................                        $ 62,141,326
                                                                       ============


See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE Global Equity Fund

The GE Global Equity Fund is co-managed by Robert A. Jasminski and Daizo Motoyoshi. Messrs. Jasminski and Motoyoshi each independently manage approximately one-half of the portfolio; however, they operate as a collaborative team and inform each other of trades. Mr. Motoyoshi has oversight authority over Mr. Jasminski's portion of the portfolio. See portfolio managers' biographical information beginning on page 148.

Q. HOW DID THE GE GLOBAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2008?

A. For the six-month period ended March 31, 2008, the GE Global Equity Fund returned -8.55% for the Class A shares, -8.94% for the Class B shares, -8.93% for the Class C shares, -0.08% for the Class R shares and -8.47% for the Class Y shares. The MSCI World Index, the Fund's benchmark, returned -11.25% and the Fund's Lipper peer group of 106 Global Large-Cap Core Funds returned an average of -11.37% for the same period.

Q.   WHAT WORLD EVENTS HAD A MAJOR IMPACT ON FINANCIAL MARKETS?

A. The credit crunch and the decline in US housing prices have had a significant influence on the financial markets over the past six months. The increased concerns that a US recession will cause a slow down in global GDP growth have also weighed on the world equity markets.

Q.   WHAT STOCKS AND SECTORS SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE?

A. The largest contribution to Fund performance came from the material and healthcare sectors. The top performers included Monsanto (US, agricultural commodity), Potash (Canada, agricultural commodity), and Transocean (US, Energy). On the negative side, the industrial sector had a negative impact on performance. Ibiden (Japan) and Sandvik (Sweden) were the largest individual negative contributors.

Q.   DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE? WHY?

A. The two key changes were in the financial sector and the US allocation. At the beginning of the period the Fund was significantly underweight in both financials and the US market. The weaker dollar and the credit/housing concerns caused both segments to underperform the broader market. As the period progressed, valuations began to look more attractive as the market priced in the negative impact. The Fund has selectively added to compellingly valued names in both the financial sector as well as in the US market. However, the Fund still remains marginally underweight in both segments.

Q.   WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PERIOD AND WHY?

A. A few key buys during the period were JP Morgan (US, Financial) and Wal-Mart (US, Retail). JP Morgan was added to the Fund based on the attractive valuation and solid financial condition. In addition, the acquisition of Bear Sterns was accomplished at a very reasonable price. A position in Wal-Mart was established based on their dominant position in the economic retail segment. The company is poised to benefit as consumers look to receive more value for their dollar. A key sell during the period was Sandvik (Sweden, Industrial). After a multi year cycle of robust growth and record margins, the growth has begun to decelerate in many of Sandvik's end markets.

[PHOTO OF ROBERT A. JAMINSKI & DAIZO MOTOYOSHI]

Pictured from left to right:
Robert A. Jaminski and Daizo Motoyoshi

GE Global Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2007 - MARCH 31, 2008

                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
                           --------------------  --------------------  --------------------
ACTUAL FUND RETURN**
     Class A                     1,000.00                914.51                 6.90
     Class B                     1,000.00                910.55                10.57
     Class C                     1,000.00                910.66                10.53
     Class R                     1,000.00                999.23                 8.34
     Class Y                     1,000.00                915.25                 5.69

HYPOTHETICAL 5% RETURN
 (2.5% FOR THE PERIOD)
     Class A                     1,000.00              1,017.74                 7.16
     Class B                     1,000.00              1,014.00                10.98
     Class C                     1,000.00              1,014.05                10.93
     Class R                     1,000.00              1,016.56                 8.41
     Class Y                     1,000.00              1,018.97                 5.91

* Expenses are equal to the Fund's annualized expense ratio of 1.42% for Class A, 2.18% for Class B, 2.17% for Class C, 1.66% for Class R, and 1.17% for Class Y (from period October 01, 2007 - March 31, 2008), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period).

** Actual Fund Returns for six-month period ended March 31, 2008 were as follows: (8.55)% for Class A shares, (8.94)% for Class B shares, (8.93)% for Class C shares, since inception of (0.08)% for Class R shares and (8.47)% for Class Y shares.

GE Global Equity Fund

TOP TEN LARGEST HOLDINGS AS OF MARCH 31, 2008

as a % of Market Value

Monsanto Co.                2.70%

Roche Holding AG            2.19%

Transocean, Inc.            2.17%

Nestle S.A. (Regd.)         1.92%

Potash Corporation of
  Saskatchewan              1.85%

Schlumberger Ltd.           1.84%

Occidental Petroleum
  Corp.                     1.68%

Koninklijke Philips
  Electronics N.V.          1.68%

Corning Incorporated        1.65%

BHP Billiton PLC            1.63%

INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities under normal market conditions. The Fund invests in companies in developed and developing countries, including the United States.

LIPPER PERFORMANCE COMPARISON

Global Large Cap Core

Based on average annual total returns for the periods ended 3/31/08

                  SIX        ONE       FIVE        TEN
                MONTHS      YEAR       YEAR       YEAR
                ------     ------     ------     ------
Number of
Funds in
peer group:        109        107         59        30

Peer group
average annual
total return:   (11.22)%    (0.35)%    15.86%     4.85%

Lipper categories in peer group: Global Funds

CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES

[PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                            ENDING
                                                          VALUE OF A
                        SIX      ONE      FIVE     TEN      $10,000
                      MONTHS     YEAR     YEAR    YEAR    INVESTMENT
                      ------    -----    -----    ----    ----------
GE Global Equity       (8.55)%   5.61%   17.37%   5.54%     17,152
W/load                (13.81)%  (0.47)%  15.99%   4.92%     16,166
MSCIW Index           (11.25)%  (3.24)%  15.95%   4.57%     15,635

CLASS B SHARES

[PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                            ENDING
                                                          VALUE OF A
                        SIX      ONE      FIVE     TEN      $10,000
                      MONTHS     YEAR     YEAR    YEAR    INVESTMENT
                      ------    -----    -----    ----    ----------
GE Global Equity       (8.94)%   4.77%   16.50%   5.08%     16,415
W/load                (12.94)%   0.77%   16.50%   5.08%
MSCIW Index           (11.25)%  (3.24)%  15.95%   4.57%     15,635

CLASS C SHARES

[PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                               ENDING
                                                             VALUE OF A
                      SIX      ONE      FIVE      SINCE        $10,000
                    MONTHS     YEAR     YEAR    INCEPTION    INVESTMENT
                    ------    -----    -----    ---------    ----------
GE Global Equity     (8.93)%   4.77%   16.47%      4.38%       14,402
W/load               (9.93)%   3.77%   16.47%      4.38%
MSCIW Index         (11.25)%  (3.24)%  15.95%      3.55%       13,448

CLASS R SHARES

[PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                            ENDING
                                                          VALUE OF A
                     ONE       SINCE                        $10,000
                    MONTH    INCEPTION    COMMENCEMENT    INVESTMENT
                    -----    ---------    ------------    ----------
GE Global Equity    (1.55)%    (0.08)%       1/29/08         9,924
MSCIW Index         (0.96)%    (1.53)%                       9,847

GE Global Equity Fund

CLASS Y SHARES

[PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                         ENDING
                                                       VALUE OF A
                         SIX     ONE     FIVE    TEN     $10,000
                       MONTHS    YEAR    YEAR   YEAR   INVESTMENT
                       ------   -----   -----   ----   ----------
GE Global Equity        (8.47)%  5.84%  17.66%  5.81%    17,589
MSCIW Index            (11.25)% (3.24)% 15.95%  4.57%    15,635

                                                            [PERFORMANCE LEGEND]

See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories. Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE GLOBAL EQUITY FUND                                 March 31, 2008 (unaudited)

Schedule of Investments

GE GLOBAL EQUITY FUND

Portfolio Composition as a % of Market Value of $70,679

(in thousands) as of March 31, 2008

                                   [PIE CHART]

                                                   NUMBER
                                                  OF SHARES     VALUE
                                                  ---------   ----------
COMMON STOCK -- 93.8%

AUSTRALIA -- 1.4%
Brambles Ltd. ................................       81,924   $  746,348
Paladin Energy Ltd. ..........................       56,859      264,190(a)
                                                               1,010,538

BRAZIL -- 0.7%
Petroleo Brasileiro S.A. ADR .................        5,728      485,104

CANADA -- 4.0%
CAE, Inc. ....................................       51,217      580,531
Potash Corporation of Saskatchewan ...........        8,407    1,304,850
Suncor Energy, Inc. ..........................        3,883      374,127
Suncor Energy, Inc. ..........................        5,736      554,621
                                                               2,814,129

CHINA -- 1.0%
China Communications Construction Company Ltd.      232,000      514,506
China COSCO Holdings Company Ltd. ............       63,464      154,117
                                                                 668,623

EGYPT -- 0.7%
Orascom Construction Industries ..............        3,964      298,305
Orascom Construction Industries GDR ..........          923      138,219
Orascom Construction Industries GDR ..........          243       36,389(b)
                                                                 472,913

FINLAND -- 1.2%
Nokia Oyj ....................................       26,025      826,408

FRANCE -- 3.5%
BNP Paribas ..................................        2,354      238,312
Groupe Danone ................................       10,299      924,324
Unibail-Rodamco (REIT) .......................        1,246      321,839
Veolia Environnement .........................        8,800      615,769
Vinci S.A ....................................        4,456      323,312
                                                               2,423,556

GERMANY -- 4.3%
Bayer AG .....................................       12,798    1,029,366
E.ON AG ......................................        3,528      655,518
Gerresheimer AG ..............................       13,506      682,048(a)
Linde AG .....................................        4,546      644,629
                                                               3,011,561

GREECE -- 0.7%
Hellenic Telecommunications Organization S.A .       17,574      500,687

HONG KONG -- 1.2%
China Travel International Inv ...............      788,000      317,919
Esprit Holdings Ltd. .........................       46,000      552,330
                                                                 870,249

INDIA -- 1.1%
ITC Ltd. .....................................      127,465      648,762
IVRCL Infrastructures & Projects Ltd. ........       15,523      154,011
                                                                 802,773

ITALY -- 3.7%
Banca Intesa S.p.A ...........................       92,568      654,920
Saipem S.p.A .................................       22,107      898,160
UniCredit S.p.A ..............................      157,442    1,057,773
                                                               2,610,853

JAPAN -- 9.9%
East Japan Railway Co. .......................           31      258,190
Ibiden Company Ltd. ..........................       13,600      535,611
Japan Steel Works Ltd. .......................       19,000      324,318
Japan Tobacco, Inc. ..........................          129      646,717
Jupiter Telecommunications Company Ltd. ......        1,192    1,116,134(a)
Mitsubishi Estate Company Ltd. ...............       45,000    1,094,087
Mitsubishi UFJ Financial Group, Inc. .........       79,255      684,777
Nintendo Company Ltd. ........................        1,400      722,962

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE GLOBAL EQUITY FUND                                 March 31, 2008 (unaudited)

Schedule of Investments

                                                        NUMBER
                                                       OF SHARES     VALUE
                                                       ---------   ----------
Nomura Holdings, Inc. .............................       54,700   $  818,838
Toyota Motor Corp. ................................       15,400      768,956
                                                                    6,970,590

MALAYSIA -- 0.2%
IOI Corp. .........................................       78,200      173,588

MEXICO -- 0.7%
America Movil S.A. de C.V. ADR (Series L) .........        8,005      509,838

NETHERLANDS -- 1.7%
Koninklijke Philips Electronics N.V ...............       30,902    1,186,440

NORWAY -- 1.5%
Telenor ASA .......................................       55,610    1,066,950

RUSSIA -- 1.9%
Gazprom OAO ADR ...................................       11,315      577,065
MMC Norilsk Nickel ADR ............................       27,590      776,659
                                                                    1,353,724

SINGAPORE -- 1.3%
CapitaLand Ltd. ...................................      131,073      603,935
Singapore Telecommunications Ltd. .................      106,000      300,736
                                                                      904,671

SOUTH AFRICA -- 0.4%
MTN Group Limited .................................       17,009      257,442

SPAIN -- 0.9%
Acciona S.A .......................................          693      186,292
Banco Santander S.A. (Regd.) ......................       20,832      416,578
                                                                      602,870

SWITZERLAND -- 5.1%
Nestle S.A. (Regd.) ...............................        2,701    1,355,211
Roche Holding AG ..................................        8,200    1,549,547
Swatch Group AG ...................................        2,436      653,918
                                                                    3,558,676

TAIWAN -- 0.9%
Taiwan Semiconductor Manufacturing Company
  Ltd. ADR ........................................       60,992      626,388

UNITED KINGDOM -- 8.1%
Aegis Group PLC ...................................      222,220      548,765
BG Group PLC ......................................       11,238      260,655
BHP Billiton PLC ..................................       38,767    1,151,888
Cadbury Schweppes PLC .............................       68,660      755,315
Diageo PLC ........................................       43,378      875,927
Prudential PLC ....................................       45,294      599,095
Royal Bank of Scotland Group PLC ..................       87,606      587,209
Tesco PLC .........................................       58,818      443,054
Vodafone Group, PLC ADR ...........................       17,087      504,237
                                                                    5,726,145

UNITED STATES -- 37.7%
Alberto-Culver Co. ................................        9,646      264,397
Allegheny Technologies Incorporated ...............        5,618      400,900
Alliant Techsystems, Inc. .........................        1,691      175,069(a)
Amazon.Com, Inc. ..................................        2,698      192,367(a)
American International Group, Inc. ................       12,071      522,071
American Tower Corp. (Class A) ....................       21,911      859,130(a)
Amgen, Inc. .......................................       13,941      582,455(a)
Bed Bath & Beyond, Inc. ...........................        7,352      216,884(a)
Charles Schwab Corp. ..............................       24,548      462,239
Cisco Systems, Inc. ...............................       24,551      591,434(a)
Citigroup, Inc. ...................................       26,135      559,812
CME Group Inc. ....................................          814      381,847
Comcast Corp. (Class A) ...........................       10,733      203,605
Corning Incorporated ..............................       48,468    1,165,171
Covidien Ltd. .....................................       11,856      524,628
Ecolab Inc. .......................................        5,941      258,018
Emerson Electric Co. ..............................       16,934      871,424
FPL Group, Inc. ...................................        6,347      398,211
Goldman Sachs Group, Inc. .........................        1,240      205,084
Intel Corp. .......................................       23,576      499,340
Intuit Inc. .......................................       18,414      497,362(a)
ITT Corp. .........................................       10,127      524,680
JP Morgan Chase & Co. .............................       25,462    1,093,593
Kimberly-Clark Corp. ..............................       13,928      899,052
McCormick & Company, Inc. .........................       19,865      734,409
Monsanto Co. ......................................       17,140    1,911,110(h)
Occidental Petroleum Corp. ........................       16,260    1,189,744
Oracle Corp. ......................................       34,081      666,624(a,h)
Paychex, Inc. .....................................       18,920      648,199
Praxair, Inc. .....................................       12,959    1,091,536
QUALCOMM, Inc. ....................................       14,949      612,909
Quanta Services, Inc. .............................        9,498      220,069(a)
Schlumberger Ltd. .................................       14,976    1,302,912
State Street Corp. ................................        6,603      521,637(e)
Textron, Inc. .....................................        6,104      338,284
Transocean, Inc. ..................................       11,363    1,536,278
United Technologies Corp. .........................       15,717    1,081,644
Verizon Communications, Inc. ......................        6,866      250,266
Wachovia Corp. ....................................       21,194      572,238
Wal-Mart Stores, Inc. .............................        6,723      354,168

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE GLOBAL EQUITY FUND                                 March 31, 2008 (unaudited)

Schedule of Investments

                                                            NUMBER
                                                           OF SHARES           VALUE
                                                           ---------        ------------
Yahoo! Inc. ........................................         31,894         $    922,693(a)
Yum! Brands, Inc. ..................................          4,753              176,859
                                                                              26,480,352

TOTAL COMMON STOCK
  (COST $57,595,707) ...............................                          65,915,068

PREFERRED STOCK -- 3.5%

All America Latina Logistica S.A ...................         48,100              486,915
Cia Vale do Rio Doce ADR ...........................         21,882              637,860(h)
Fresenius SE .......................................         11,220              937,824
NET Servicos de Comunicacao S.A ....................         37,804              405,390(a)

TOTAL PREFERRED STOCK
  (COST $2,306,558) ................................                           2,467,989

EXCHANGE TRADED FUNDS -- 1.3%

Financial Select Sector SPDR Fund ..................          5,841              145,266(o)
Industrial Select Sector SPDR Fund .................         19,637              734,424(h,o)

TOTAL EXCHANGE TRADED FUNDS
  (COST $706,090) ..................................                             879,690

OTHER INVESTMENTS -- 0.1%

GEI Investment Fund
  (COST $61,254) ...................................                              47,778(k)

TOTAL INVESTMENTS IN SECURITIES
  (COST $60,669,609) ...............................                          69,310,525

SHORT-TERM INVESTMENTS -- 1.9%

SHORT-TERM INVESTMENTS -- 1.9%
GE Money Market Fund Institutional Class 2.08%
  (COST $1,368,535) ................................                           1,368,535(d,p)

TOTAL INVESTMENTS
  (COST $62,038,144) ...............................                          70,679,060

LIABILITIES IN EXCESS OF OTHER ASSETS, NET -- (0.5)%                            (381,161)
                                                                            ------------

NET ASSETS -- 100.0% ...............................                        $ 70,297,899
                                                                            ============

The GE Global Equity Fund was invested in the following sectors at March 31, 2008 (unaudited):

                                    PERCENTAGE (BASED
SECTOR                               ON MARKET VALUE)
------                              -----------------
Financials                                16.33%
Materials                                 13.03%
Information Technology                    11.76%
Industrials                               11.53%
Consumer Staples                          11.42%
Energy                                    10.53%
Consumer Discretionary                     8.97%
Healthcare                                 6.05%
Telecommunication Services                 6.01%
Utilities                                  2.36%
Short-Term                                 1.94%
Other Investment                           0.07%
                                         ------
                                         100.00%
                                         ======

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

                                                                      [Q&A LOGO]

GE International Equity Fund

The GE International Equity Fund is managed by a team of portfolio managers that includes Brian Hopkinson, Ralph R. Layman, Paul Nestro, Jonathan L. Passmore, Michael J. Solecki and Makoto Sumino. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager is limited to the management of his or her portion of the Fund, the size of which portions Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other, rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund. See portfolio managers' biographical information beginning on page 148.

Q. HOW DID THE GE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2008?

A. For the six-month-period ended March 31, 2008, the GE International Equity Fund returned -6.50% for the Class A shares, -6.80% for the Class B shares, -6.80% for the Class C shares, 1.02% for the Class R shares and -6.36% for the Class Y shares. The MSCI EAFE Index, the Fund's benchmark, returned -10.49% and the Fund's Lipper peer group of 218 International Large-Cap Core Funds returned an average of -10.67% for the same period.

Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. Disarray in the credit markets and growing concern that the US and global economies would be adversely affected by reduced availability of credit for consumers and businesses and rising prices across most commodities and services.

Q.   WHAT DOMESTIC OR WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS?

A. Years of profligate lending and inadequate risk consideration had resulted in an explosion of volume in various derivative markets. A basic lack of capital backing the massive expansion of credit, inevitably led to an equally rapid contraction of liquidity in the system.

Q.   WHICH STOCKS AND SECTORS SIGNIFICANTLY AFFECTED FUND PERFORMANCE?

A. Holdings in the materials, energy, industrial and telecom services sectors all made strong contributions. Specifically, holdings in metals and mining and agricultural chemicals attempting to satisfy massive global demand; rising energy costs spurred interest in owners of oil and gas assets especially where reserve replacement ratios were high. Stocks with defensive characteristics in foods and healthcare also did well in an increasingly challenging economic environment.

Q.   DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE? WHY?

A. In the early part of the period, the Fund's weighting in financial stocks was further reduced as the full extent of the credit crisis became clearer. However, this posture was partially reversed toward the end of the period after a massive downgrading of financial stock prices. Cash was generally at a higher level throughout the period due to uncertainty about current and future prospects at the company level.

Q.   WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PERIOD, AND WHY?

A.   Underperforming financial holdings such as ING Groep were

[PHOTO OF RALPH R. LAYMAN]

Pictured to the right: Ralph R. Layman

GE International Equity Fund

     sold early in the period, but banks and insurance holdings with improving prospects such as BNP Paribas, Royal Bank of Scotland and Sony Financial Holdings were bought back later. Suncor, a Canadian oil sands play was bought for its long duration assets and Essilor, a French ophthalmic company was added for its outstanding market share and margin performance. Reed, a European media company was sold in conjunction of the company's disposal of key assets that limited future growth.

GE International Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2007 - MARCH 31, 2008

                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
                           --------------------  --------------------  --------------------
ACTUAL FUND RETURN**
     Class A                     1,000.00                934.97                 7.25
     Class B                     1,000.00                931.98                10.93
     Class C                     1,000.00                932.00                10.93
     Class R                     1,000.00              1,010.18                 8.99
     Class Y                     1,000.00                936.37                 6.02

HYPOTHETICAL 5% RETURN
  (2.5% FOR THE PERIOD)
     Class A                     1,000.00              1,017.50                 7.41
     Class B                     1,000.00              1,013.80                11.18
     Class C                     1,000.00              1,013.80                11.18
     Class R                     1,000.00              1,015.97                 9.01
     Class Y                     1,000.00              1,018.72                 6.16

* Expenses are equal to the Fund's annualized expense ratio of 1.47% for Class A, 2.22% for Class B, 2.22% for Class C, 1.78% for Class R, and 1.22% for Class Y (from period October 01, 2007 -- March 31, 2008), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period).

** Actual Fund Returns for six-month period ended March 31, 2008 were as follows: (6.50)% for Class A shares, (6.80)% for Class B shares, (6.80)% for Class C shares, since inception 1.02% for Class R shares and of (6.36)% for Class Y shares.

GE International Equity Fund

TOP TEN LARGEST HOLDINGS AS OF MARCH 31, 2008

as a % of Market Value

Nestle S.A. (Regd.)         3.22%

Roche Holding AG            3.18%

Telenor ASA                 2.43%

Saipem S.p.A.               2.31%

BHP Billiton PLC            2.27%

Cia Vale do Rio Doce ADR    2.18%

Groupe Danone               2.18%

Nokia Oyj                   2.15%

Vodafone Group Public
  Limited Co.               2.04%

Koninklijke Philips
  Electronics N.V.          1.99%

INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in companies in developed and developing countries outside the United States.

LIPPER PERFORMANCE COMPARISON

International Large-Cap Core

Based on average annual total returns for the periods ended 3/31/08

                     SIX       ONE      FIVE       TEN
                   MONTHS     YEAR      YEAR      YEAR
                   ------    ------    ------    ------
Number of
Funds in
peer group:           218       206       168       92

Peer group
average annual
total return:      (10.67)%   (1.34)%   19.35%    5.22%

Lipper categories in peer group: International Funds

CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES

[PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                            ENDING
                                                          VALUE OF A
                        SIX      ONE      FIVE     TEN      $10,000
                      MONTHS     YEAR     YEAR    YEAR    INVESTMENT
                      ------    -----    -----    ----    ----------
GE International
  Equity               (6.50)%   9.50%   22.59%   4.98%     16,261
W/load                (11.88)%   3.20%   21.15%   4.36%     15,326
MSCI EAFE Index       (10.49)%  (2.68)%  21.40%   6.16%     18,185

CLASS B SHARES

[PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                             ENDING
                                                           VALUE OF A
                         SIX      ONE      FIVE     TEN      $10,000
                       MONTHS     YEAR     YEAR    YEAR    INVESTMENT
                       ------    -----    -----    ----    ----------
GE International
  Equity                (6.80)%   8.69%   21.62%   4.47%     15,484
W/load                  (9.80)%   5.69%   21.62%   4.47%
MSCI EAFE Index        (10.49)%  (2.68)%  21.40%   6.16%     18,185

CLASS C SHARES

[PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                               ENDING
                                                             VALUE OF A
                      SIX      ONE      FIVE      SINCE        $10,000
                    MONTHS     YEAR     YEAR    INCEPTION    INVESTMENT
                    ------    -----    -----    ---------    ----------
GE International
  Equity             (6.80)%   8.74%   21.63%      4.60%       14,658
W/load               (7.80)%   7.74%   21.63%      4.60%
MSCI EAFE Index     (10.49)%  (2.68)%  21.40%      5.70%       16,018

CLASS R SHARES

[PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                         ENDING
                                                       VALUE OF A
                     ONE      SINCE                      $10,000
                    MONTH   INCEPTION   COMMENCEMENT   INVESTMENT
                    -----   ---------   ------------   ----------
GE International
  Equity            (0.95)%    1.02%      01/29/08       10,019
MSCI EAFE Index     (1.05)%    0.37%                     10,037

GE International Equity Fund

CLASS Y SHARES

[PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                            ENDING
                                                          VALUE OF A
                        SIX      ONE      FIVE     TEN      $10,000
                      MONTHS     YEAR     YEAR    YEAR    INVESTMENT
                      ------    -----    -----    ----    ----------
GE International
  Equity               (6.36)%   9.76%   22.85%   5.24%     16,661
MSCI EAFE Index       (10.49)%  (2.68)%  21.40%   6.16%     18,185

                                                            [PERFORMANCE LEGEND]

See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories. Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE INTERNATIONAL EQUITY FUND                          March 31, 2008 (unaudited)

Schedule of Investments

GE INTERNATIONAL EQUITY FUND

Portfolio Composition as a % of Market Value of $76,084

(in thousands) as of March 31, 2008

                                   [PIE CHART]

                                                      NUMBER
                                                     OF SHARES      VALUE
                                                     ---------   -----------
COMMON STOCK -- 95.5%

AUSTRALIA -- 0.9%
Brambles Ltd. ..................................        33,018   $   300,802
Paladin Energy Ltd. ............................        89,892       417,675(a)
                                                                     718,477

BRAZIL -- 1.2%
Petroleo Brasileiro S.A. ADR ...................        10,929       925,577

CANADA -- 3.0%
Cameco Corp. ...................................         5,593       184,462
Canadian National Railway Co. ..................         8,447       409,734
Potash Corporation of Saskatchewan .............         8,943     1,390,283
Suncor Energy, Inc. ............................         3,227       312,022
                                                                   2,296,501

CHINA -- 0.3%
China COSCO Holdings Company Ltd. ..............       106,500       258,626

DENMARK -- 1.3%
Group 4 Securicor PLC ..........................        75,969       340,599
Novozymes (Series B) ...........................         6,969       654,512
                                                                     995,111

EGYPT -- 0.6%
Orascom Construction Industries ................         6,029       453,703

FINLAND -- 2.1%
Nokia Oyj ......................................        51,581     1,637,923

FRANCE -- 13.6%
Accor S.A ......................................           955        70,003(h)
Alstom .........................................         3,709       807,043
AXA S.A ........................................        13,977       509,165
BNP Paribas ....................................        14,903     1,508,733
Cie Generale d'Optique Essilor International S.A         5,268       345,499
Credit Agricole S.A ............................        14,504       450,453
Groupe Danone ..................................        18,460     1,656,765
LVMH Moet Hennessy Louis Vuitton S.A ...........         3,346       373,784
Renault S.A ....................................         2,346       260,587
Schneider Electric S.A .........................         1,477       191,818
Suez S.A .......................................        12,924       851,301
Total S.A ......................................        17,083     1,273,320
Unibail-Rodamco (REIT) .........................         1,873       483,791
Veolia Environnement ...........................        14,975     1,047,857
Vinci S.A ......................................         8,312       603,090
                                                                  10,433,209

GERMANY -- 8.5%
Allianz AG (Regd.) .............................           689       136,993
Bayer AG .......................................        16,147     1,298,732
Daimler AG (Regd.) .............................         5,657       485,390
E.ON AG ........................................         7,349     1,365,476
Linde AG .......................................         7,852     1,113,424
Metro AG .......................................         6,557       531,755
RWE AG .........................................         2,003       247,116
Siemens AG (Regd.) .............................        12,200     1,327,108
                                                                   6,505,994

GREECE -- 1.0%
Hellenic Telecommunications Organization S.A ...        27,954       796,415

HONG KONG -- 0.7%
Esprit Holdings Ltd. ...........................        20,000       240,143
Sun Hung Kai Properties Ltd. ...................        17,455       270,252
                                                                     510,395

INDIA -- 0.5%
Larsen & Toubro Ltd. ...........................         4,621       345,999

ITALY -- 4.9%
Banca Intesa S.p.A .............................       126,079       892,011
Saipem S.p.A ...................................        43,186     1,754,555
UniCredit S.p.A ................................       162,624     1,092,588
                                                                   3,739,154

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE INTERNATIONAL EQUITY FUND                          March 31, 2008 (unaudited)

Schedule of Investments

                                                     NUMBER
                                                    OF SHARES       VALUE
                                                    ---------   -----------
JAPAN -- 15.9%
Asahi Glass Company Ltd. ......................        42,005   $   463,792(h)
Bank of Yokohama Ltd. .........................        60,308       410,193
East Japan Railway Co. ........................           119       991,119
Ibiden Company Ltd. ...........................        16,799       661,597
Komatsu Ltd. ..................................        18,169       504,720
Mitsubishi Estate Company Ltd. ................        52,982     1,288,154
Mitsubishi Heavy Industries Ltd. ..............       144,000       616,306
Mitsubishi UFJ Financial Group, Inc. ..........       144,333     1,247,063
Nidec Corp. ...................................         3,051       187,900
Nintendo Company Ltd. .........................           500       258,201
Nomura Holdings, Inc. .........................        96,798     1,449,028
Shiseido Company Ltd. .........................        39,000     1,032,451
Sony Financial Holdings, Inc. .................           176       712,594
Sumitomo Realty & Development Company Ltd. ....         9,000       158,869
Toray Industries Inc. .........................       206,999     1,345,540
Toyota Motor Corp. ............................        17,443       870,967
                                                                 12,198,494

MEXICO -- 1.2%
America Movil S.A. de C.V. ADR (Series L) .....        14,225       905,990(h)

NETHERLANDS -- 2.0%
Koninklijke Philips Electronics N.V ...........        39,523     1,517,432

NORWAY -- 3.8%
Acergy S.A ....................................        35,550       767,769
Orkla ASA .....................................        25,043       317,858
Telenor ASA ...................................        96,371     1,849,003
                                                                  2,934,630

RUSSIA -- 1.2%
Gazprom OAO ADR ...............................        16,394       836,094
Mobile Telesystems OJSC ADR ...................         1,353       102,625
                                                                    938,719

SINGAPORE -- 1.4%
CapitaLand Ltd. ...............................        87,000       400,863
Singapore Telecommunications Ltd. .............       223,174       633,175
                                                                  1,034,038

SOUTH AFRICA -- 1.4%
Anglo Platinum Ltd. ...........................         2,273       332,846
MTN Group Limited .............................        48,376       732,203
                                                                  1,065,049

SOUTH KOREA -- 1.3%
Kookmin Bank ..................................         7,656       428,275
Samsung Electronics Company Ltd. ..............           960       603,908
                                                                  1,032,183

SPAIN -- 2.0%
ACS Actividades de
  Construccion y Servicios S.A ................         4,089       233,706
Banco Santander S.A. (Regd.) ..................        65,364     1,307,085(h)
                                                                  1,540,791

SWEDEN -- 1.0%
Sandvik AB ....................................        41,806       727,910

SWITZERLAND -- 9.5%
ABB Ltd. (Regd.) ..............................        42,428     1,143,653
Nestle S.A. (Regd.) ...........................         4,878     2,447,508
Roche Holding AG ..............................        12,808     2,420,318
Swatch Group AG ...............................         1,905       511,377
Swiss Reinsurance .............................         1,345       117,970
Syngenta AG ...................................         2,092       615,512
                                                                  7,256,338

TAIWAN -- 1.0%
Taiwan Semiconductor Manufacturing
  Company Ltd. ................................       369,780       768,055

UNITED KINGDOM -- 15.2%
BG Group PLC ..................................        58,336     1,353,052
BHP Billiton PLC ..............................        58,189     1,728,976
British American Tobacco PLC ..................         7,290       273,984
Diageo PLC ....................................        57,777     1,166,683
Group 4 Securicor PLC .........................        70,884       320,858
Lloyds TSB Group, PLC .........................       118,227     1,059,742(h)
National Grid PLC .............................        38,528       529,512
Prudential PLC ................................        59,642       788,873(h)
Rio Tinto PLC (Regd.) .........................         9,301       967,358
Royal Bank of Scotland Group PLC ..............       176,475     1,182,883(h)
Tesco PLC .....................................        95,329       718,077
Vodafone Group Public Limited Co. .............       517,355     1,551,618
                                                                 11,641,616

TOTAL COMMON STOCK
  (COST $61,497,619) ..........................                  73,178,329

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE INTERNATIONAL EQUITY FUND                          March 31, 2008 (unaudited)

SCHEDULE OF INVESTMENTS

                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------        -----------
PREFERRED STOCK -- 2.5%

All America Latina Logistica S.A .............        26,000        $   263,197
Cia Vale do Rio Doce ADR .....................        57,017          1,662,046(h)

TOTAL PREFERRED STOCK
  (COST $1,118,949) ..........................                        1,925,243

OTHER INVESTMENTS -- 0.0%*

GEI Investment Fund
  (COST $37,103) .............................                           28,940(k)

TOTAL INVESTMENTS IN SECURITIES
  (COST $62,653,671) .........................                       75,132,512

SHORT-TERM INVESTMENTS -- 1.2%

GE Money Market Fund Institutional
  Class 2.08%
  (COST $951,492) ............................                          951,492(d,p)

TOTAL INVESTMENTS
  (COST $63,605,163) .........................                       76,084,004

OTHER ASSETS AND LIABILITIES, NET -- 0.8% ....                          605,895
                                                                    -----------

NET ASSETS -- 100.0% .........................                      $76,689,899
                                                                    ===========

* Less than 0.05%

OTHER INFORMATION

The GE International Equity Fund had the following short futures contracts open at March 31, 2008 (unaudited):

                                   NUMBER    CURRENT     UNREALIZED
                     EXPIRATION      OF      NOTIONAL   APPRECIATION/
DESCRIPTION             DATE     CONTRACTS    VALUE    (DEPRECIATION)
-----------          ----------  ---------  ---------  --------------
DJ Euro Stoxx Index
  Futures             June 2008      4      $(224,943)     $ (942)
FTSE 100 Index
  Futures             June 2008      1       (113,456)       (792)
Topix Index Futures   June 2008      1       (122,118)      2,622
                                                           ------
                                                           $  888
                                                           ======

The GE International Equity Fund was invested in the following sectors at March 31, 2008 (unaudited):

                                    PERCENTAGE (BASED
SECTOR                               ON MARKET VALUE)
------                              -----------------
Financials                                20.89%
Materials                                 14.84%
Industrials                               13.96%
Consumer Staples                          10.29%
Energy                                    10.04%
Telecommunication Services                 8.64%
Consumer Discretionary                     5.69%
Information Technology                     5.41%
Utilities                                  5.31%
Healthcare                                 3.64%
Short-Term                                 1.25%
Other Investments                          0.04%
                                         ------
                                         100.00%
                                         ======

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE Premier Growth Equity Fund

                                                                      [Q&A LOGO]

David B. Carlson has been the portfolio manager of the GE Premier Growth Equity Fund since its inception in 1996. See portfolio managers' biographical information beginning on page 148.

Q. HOW DID THE GE PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2008?

A. For the six-month period ended March 31, 2008, the GE Premier Growth Equity Fund returned -9.78% for the Class A shares, -10.11% for the Class B shares, -10.15% for the Class C shares, -0.45% for the Class R shares and -9.66% for the Class Y shares. The S&P 500 Index, the Fund's benchmark, returned -12.46% and the Fund's Lipper peer group of 766 Large-Cap Growth Funds returned an average of -11.66% for the same period.

Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The past six-month period was a challenge for U.S. Equity investors, as the housing recession, skyrocketing commodity prices and tight credit conditions threatened the outlook for economic growth and corporate profits. During the period, the Fed addressed the risks to growth by easing monetary policy, lowering its benchmark rate by 250 basis points to 2.25% at March 31, 2008. Despite this injection of liquidity, and other supportive measures by the Fed, credit conditions remained tight throughout the period, and volatility remained high.

     Financials (-26.3%) was the worst-performing S&P 500 sector during the period, reflecting locked-up credit markets, huge write-downs of mortgage-related securities at banks and brokerages and the collapse of Bear Stearns, one of Wall Street's largest and oldest investment banks. Other sectors that performed poorly included telecom (-18.1%) and consumer discretionary (-15.3%). Given concerns that the U.S. has entered an economic recession, the only sector generating a positive return was the relatively defensive consumer staples sector, rising 1.5%. Energy, utilities and materials, each down approximately 3%, performed well on a relative basis reflecting continued bullishness regarding global infrastructure development and the commodity outlook. Higher-quality companies were favored amid the period's flight to quality and weak-dollar environment.

Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The Fund's high quality holdings, and strong stock selection within the financial, technology and materials sectors, drove returns in a volatile investment environment. The Fund benefited tremendously from its underweight in financials, and strong stock selection. Our financial holdings declined 1.8% in the period, outperforming the sector and the market. Two notable gainers were State Street (+17%) and Aflac (+15%).

     Our technology holdings outperformed the sector with strength in Yahoo (+8%) and Western Union (+2%). Smaller holdings in Research in Motion (+2%) and Corning (+5%) also helped sector performance. Within materials, agricultural bioengineering company Monsanto (+31%) was the single best-performing holding during the period. Global oil services giant, Transocean (+15%) also soared as oil prices topped $100 per barrel.

     Partially offsetting these positive contributions were negative performances from our industrials, consumer staples and healthcare holdings.

[PHOTO OF DAVID B. CORLSON]

Pictured to the left:
David B. Carlson

GE Premier Growth Equity Fund

     Underweighting industrials and staples hurt, as both of these sectors outperformed within the S&P 500 during the six-month period. Our bottom-up process has not traditionally led us to sustainable growth companies at reasonable valuations in these two sectors, resulting in underweight positions during this time. Two of our bottom-five performers this quarter were in healthcare. UnitedHealth (-29%) fell along with other health insurers as costlier medical claims prompted downward earnings revisions in the group. Weakness in Amgen (-26%) was attributable to continued safety concerns regarding its anemia drugs, and increased FDA scrutiny.

Q.   WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. There were no significant changes in the Fund during the period, and we ended the period with 36 holdings in the portfolio. We continued to favor companies we believe can weather an economic slowdown -- high quality leaders with double-digit earnings growth prospects. Our bottom-up process has led us to overweights in technology, consumer discretionary (with a focus in media and specialty retail) and healthcare. Technology stocks make up about 35% of the portfolio, with consumer discretionary and healthcare at about 15% each. In the past six months we initiated positions in Corning, Research in Motion and specialty metals company, Allegheny Technologies. During the period we eliminated Liberty Media/Interactive and Fannie Mae.

     With economic growth slowing, the forecast for corporate profits has slowed significantly. This deterioration in the macro environment may lead to a change in stock market leadership where the more cyclically tied companies cool off, and the steady growers start to outperform. Our stock selection continues to be focused on industry leaders, with financial strength and above-average long-term growth prospects. We believe these characteristics will lead to strong performance over the long term.

GE Premier Growth Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2007 - MARCH 31, 2008

                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
                           --------------------  --------------------  --------------------
ACTUAL FUND RETURN**
     Class A                     1,000.00                902.23                5.06
     Class B                     1,000.00                898.88                8.63
     Class C                     1,000.00                898.47                8.63
     Class R                     1,000.00                995.49                6.71
     Class Y                     1,000.00                903.43                3.87

HYPOTHETICAL 5% RETURN
  (2.5% FOR THE PERIOD)
     Class A                     1,000.00              1,019.51                5.35
     Class B                     1,000.00              1,015.82                9.12
     Class C                     1,000.00              1,015.82                9.12
     Class R                     1,000.00              1,018.14                6.80
     Class Y                     1,000.00              1,020.74                4.09

* Expenses are equal to the Fund's annualized expense ratio of 1.06% for Class A, 1.81% for Class B, 1.81% for Class C, 1.34% for Class R, and 0.81% for Class Y (from period October 01, 2007 -- March 31, 2008), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period).

** Actual Fund Returns for six-month period ended March 31, 2008 were as follows: (9.78)% for Class A shares, (10.11)% for Class B shares, (10.15)% for Class C shares, since inception of (0.45)% for Class R shares and (9.66)% for Class Y shares.

GE Premier Growth Equity Fund

TOP TEN LARGEST HOLDINGS AS OF MARCH 31, 2008

as a % of Market Value

Transocean, Inc.            4.06%

QUALCOMM, Inc.              3.96%

AFLAC Incorporated          3.95%

PepsiCo, Inc.               3.85%

State Street Corp.          3.76%

Western Union Co.           3.72%

Cisco Systems, Inc.         3.71%

Dover Corp.                 3.67%

Schlumberger Ltd.           3.51%

Carnival Corp.              3.46%

INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital and future income rather than current income by investing at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in a limited number of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential. In recent periods, the Fund has tended to emphasize larger companies.

LIPPER PERFORMANCE COMPARISON

Large Cap Growth Peer Group

Based on average annual total returns for the periods ended 3/31/08

                   SIX       ONE      FIVE      TEN
                 MONTHS     YEAR      YEAR     YEARS
                 ------    ------    ------   ------
Number of
Funds in
peer group:         766       739      521      247

Peer group
average annual
total return:    (11.66)%   (0.12)%   9.31%    2.29%

Lipper categories in peer group: Large Cap Growth

CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES

[PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                            ENDING
                                                          VALUE OF A
                        SIX      ONE      FIVE     TEN      $10,000
                      MONTHS     YEAR     YEAR    YEAR    INVESTMENT
                      ------    -----    -----    ----    ----------
GE Premier Growth
  Equity               (9.78)%  (1.74)%   8.54%   4.85%     16,050
W/load                (14.96)%  (7.39)%   7.26%   4.23%     15,127
S&P 500 Index         (12.46)%  (5.07)%  11.32%   3.51%     14,114

CLASS B SHARES

[PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                            ENDING
                                                          VALUE OF A
                        SIX      ONE      FIVE     TEN      $10,000
                      MONTHS     YEAR     YEAR    YEAR    INVESTMENT
                      ------    -----    -----    ----    ----------
GE Premier Growth
  Equity              (10.11)%  (2.45)%   7.73%   4.38%     15,344
W/load                (14.11)%  (6.45)%   7.73%   4.38%
S&P 500 Index         (12.46)%  (5.07)%  11.32%   3.51%     14,114

CLASS C SHARES

[PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                             ENDING
                                                           VALUE OF A
                       SIX      ONE     FIVE     SINCE       $10,000
                     MONTHS     YEAR    YEAR   INCEPTION   INVESTMENT
                     ------    -----   -----   ---------   ----------
GE Premier Growth
  Equity             (10.15)%  (2.50)%  7.72%     1.34%      11,200
W/load               (11.15)%  (3.50)%  7.72%     1.34%
S&P 500 Index        (12.46)%  (5.07)% 11.32%     2.03%      11,863

CLASS R SHARES

[PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                         ENDING
                                                       VALUE OF A
                     ONE      SINCE                      $10,000
                    MONTH   INCEPTION   COMMENCEMENT   INVESTMENT
                    -----   ---------   ------------   ----------
GE Premier Growth
  Equity            (0.50)%   (0.45)%     01/29/08        9,853
S&P 500 Index       (0.43)%   (3.67)%                     9,633

GE Premier Growth Equity Fund

CLASS Y SHARES

[PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                            ENDING
                                                          VALUE OF A
                        SIX      ONE      FIVE     TEN      $10,000
                      MONTHS     YEAR     YEAR    YEAR    INVESTMENT
                      ------    -----    -----    ----    ----------
GE Premier Growth
  Equity               (9.66)%  (1.47)%   8.81%   5.11%     16,460
S&P 500 Index         (12.46)%  (5.07)%  11.32%   3.51%     14,114

                                                            [PERFORMANCE LEGEND]

See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories. Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE PREMIER GROWTH EQUITY FUND                         March 31, 2008 (unaudited)

Schedule of Investments

GE PREMIER GROWTH EQUITY FUND

Portfolio Composition as a % of the Market Value of $222,893 (in thousands) as of March 31, 2008

                                  [PIE CHART]

                                                                                                    NUMBER
                                                                                                   OF SHARES       VALUE
                                                                                                  -----------   ------------
COMMON STOCK -- 97.0%

CONSUMER DISCRETIONARY -- 16.8%

Bed Bath & Beyond, Inc. .......................................................................     206,923     $   6,104,230(a,h)
Carnival Corp. ................................................................................     190,587         7,714,962
Comcast Corp. (Class A)........................................................................     321,275         6,094,587
Liberty Global, Inc. (Series C)................................................................     187,319         6,084,121(a)
Liberty Media Entertainment Corp. (Series A)...................................................     326,720         7,396,941(a)
Lowe's Companies, Inc. ........................................................................     176,973         4,059,760
                                                                                                                   37,454,601

CONSUMER STAPLES -- 3.8%

PepsiCo, Inc. .................................................................................     118,708         8,570,718

ENERGY -- 7.5%
Schlumberger Ltd. .............................................................................      89,848         7,816,776
Transocean, Inc. ..............................................................................      66,978         9,055,426
                                                                                                                   16,872,202

FINANCIALS -- 11.2%

AFLAC Incorporated.............................................................................     135,589         8,806,505(h)
CB Richard Ellis Group, Inc. (Class A).........................................................     245,040         5,302,666(a)
Goldman Sachs Group, Inc. .....................................................................      15,247         2,521,701
State Street Corp. ............................................................................     106,184         8,388,536(e)
                                                                                                                   25,019,408

HEALTHCARE -- 12.8%

Amgen, Inc.....................................................................................     111,629         4,663,859(a)
Johnson & Johnson..............................................................................      76,235         4,945,364
Lincare Holdings Inc...........................................................................     130,688         3,673,640(a)
Medtronic, Inc. ...............................................................................     125,243         6,058,004
UnitedHealth Group, Inc. ......................................................................     151,380         5,201,417
Zimmer Holdings, Inc. .........................................................................      51,186         3,985,342(a)
                                                                                                                   28,527,626

INDUSTRIALS -- 3.7%

Dover Corp.                                                                                         196,032         8,190,217

INFORMATION TECHNOLOGY -- 35.1%

Analog Devices, Inc. ..........................................................................     127,965         3,777,527
Cisco Systems, Inc. ...........................................................................     343,056         8,264,219(a,h)
Corning Incorporated...........................................................................     217,813         5,236,224
eBay, Inc. ....................................................................................     187,864         5,605,862(a,h)
Intuit Inc. ...................................................................................     283,157         7,648,070(a)
Iron Mountain Incorporated.....................................................................      95,293         2,519,547(a)
Microsoft Corp. ...............................................................................     266,821         7,572,380
Molex, Inc. (Class A)..........................................................................     221,625         4,844,722(h)
Paychex, Inc. .................................................................................     212,368         7,275,727
QUALCOMM, Inc. ................................................................................     215,091         8,818,731
Research In Motion Ltd.........................................................................      35,939         4,033,434(a)
Western Union Co. .............................................................................     389,341         8,281,283
Yahoo! Inc. ...................................................................................     149,747         4,332,181(a)
                                                                                                                   78,209,907

MATERIALS -- 4.0%

Allegheny Technologies Incorporated............................................................      32,672         2,331,474
Monsanto Co. ..................................................................................      59,898         6,678,627(h)
                                                                                                                    9,010,101

TELECOMMUNICATION SERVICES -- 2.1%

American Tower Corp. (Class A).................................................................     117,075         4,590,511(a)

TOTAL COMMON STOCK (COST $211,150,957).........................................................                   216,445,291

OTHER INVESTMENTS -- 0.0%*

GEI Investment Fund
  (COST $28,866) ..............................................................................                        22,516(k)

TOTAL INVESTMENTS IN SECURITIES
  (COST $211,179,823)..........................................................................                   216,467,807

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE PREMIER GROWTH EQUITY FUND                         March 31, 2008 (unaudited)

Schedule of Investments

                                                                                                    NUMBER
                                                                                                   OF SHARES       VALUE
                                                                                                   ---------    ------------
SHORT-TERM INVESTMENTS -- 2.9%

GE Money Market Fund Institutional Class 2.08%
  (COST $6,424,793)............................................................................                 $   6,424,793(d,p)

TOTAL INVESTMENTS
  (COST $217,604,616)..........................................................................                   222,892,600

OTHER ASSETS  AND LIABILITIES, NET -- 0.1%.....................................................                       177,911
                                                                                                                -------------
NET ASSETS -- 100.0%...........................................................................                 $ 223,070,511
                                                                                                                =============

OTHER INFORMATION

The GE Premier Growth Equity Fund had the following long futures contracts open at March 31, 2008 (unaudited):

                                                                                                NUMBER      CURRENT
                                                                                   EXPIRATION     OF        NOTIONAL     UNREALIZED
DESCRIPTION                                                                           DATE     CONTRACTS     VALUE      APPRECIATION
-----------                                                                        ----------  ---------  ------------  ------------
S&P 500 Index Futures...........................................................    June 2008       5     $  1,655,000   $   22,659

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE Strategic Investment Fund                                        [Q&A LOGO]

The GE STRATEGIC INVESTMENT FUND is managed by a team of portfolio managers that includes Paul M. Colonna, Ralph R. Layman, Thomas R. Lincoln, Judith A. Studer, and Diane M. Wehner. Ms. Studer is vested with oversight authority for determining asset allocations for the Fund.

Each of the foregoing portfolio managers is responsible for managing one of four sub-portfolios: U.S. equity, U.S. mid-cap equity, international equity, and fixed income. Mr. Lincoln manages the U.S. equity sub-portfolio, Ms. Wehner manages the U.S. mid-cap equity sub-portfolio, Mr. Layman manages the international equity sub-portfolio, and Mr. Colonna manages the fixed income sub-portfolio, each with a team of portfolio managers and analysts. The sub-portfolios underlying the Fund are managed independently of each other and the portfolio managers have full discretion over their particular sub-portfolio. However, the portfolio management team is collaborative to ensure strict adherence to the Fund's objectives. See portfolio managers' biographical information beginning on page 148.

Q. HOW DID THE GE STRATEGIC INVESTMENT FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2008?

A. For the six-month period ended March 31, 2008, the GE Strategic Investment Fund returned -7.05% for Class A shares, -7.37% for Class B shares, -7.41% for Class C shares, -0.84% for Class R shares and -6.92% for Class Y shares. The Fund's broad based benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned -12.46% and 5.23%, respectively. The Fund's Lipper peer group of 692 Mixed-Asset Target Allocation Growth Funds returned an average of -8.26% for the same period.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE AND WHAT MARKET CONDITIONS IMPACTED THE PERFORMANCE OF THE FUND?

A. On an absolute basis, the performance of the GE Strategic Investment Fund for the past six-month period was driven by the decline in equity markets across the globe. High quality fixed income and cash investments provided some diversification and performance cushion to the Fund. The Fund benefited from the decision of GE Asset Management's Tactical Asset Allocation Committee to

         Pictured from left to right: Diane M. Wehner, Ralph R. Layman,
            Judith A. Studer, Thomas R. Lincoln and Paul M. Colonna.

                           (PORTFOLIO MANAGERS PHOTO)

GE Strategic Investment Fund

      maintain, and slightly increase, a higher-than-average cash balance through the period, with an underweight in U.S. equities. The Fund was also impacted favorably by relative outperformance of its international equity holdings, helping to offset relative weakness in U.S. equities and bonds.

      The U.S. equity market declined significantly over the last six months as the housing recession, skyrocketing commodity prices and tight credit conditions threatened the outlook for economic growth and corporate profits. During the period, the Federal Reserve addressed the risks to growth by easing monetary policy and injecting liquidity. The Fed demonstrated its resolve to ensure the functioning of the financial markets by both old and new methods, perhaps most notably by providing capital to smooth the acquisition of the near-collapsed investment bank Bear Stearns by JPMorgan. Despite these measures, credit conditions remained tight, investor risk aversion and volatility high, as shown by the S&P 500's decline of 20% from its record high in October 2007 through its recent low in March 2008. Financial stocks, the largest component in the S&P 500, fell 26%, the worst return of all ten sectors as writedowns and credit losses abounded and forced capital raising.

      For the period, the Fund's U.S. large-capitalization equity performance modestly lagged its benchmark, but the mid-capitalization segment outperformed. The large-cap growth performance in the Fund was helped by underweighting the weak financial sector overall, coupled with a tilt away from the most credit sensitive names. Strong stock selection in the information technology and materials sectors also added to relative performance. Unfortunately these positive notes were not sufficient to offset the poor stock selection within telecommunications services and industrials and our underweights in the better-performing energy and utility sectors. The mid-cap portfolio outperformed, helped by superior stock selection in the consumer staples and energy arenas.

      International equity markets did not escape the turmoil that started in the U.S. Disarray in the credit markets and growing concern that global economies would be adversely affected by reduced availability of credit for consumers and businesses, coupled with rising prices across many commodities and services led the MSCI EAFE index to decline over 10%, nearly as much as its U.S. counterpart in U.S. dollar terms. The Fund's international equity and emerging markets holdings, while down during the period, substantially outperformed their market benchmarks, each by about 4%, adding to Fund performance. The driver of this solid outperformance was stock selection, with substantial contributions from holdings in materials, energy, industrials and telecommunications. Specifically, holdings in metals and mining and agricultural chemicals attempting to satisfy massive global demand performed positively, and rising energy costs spurred interest in oil and gas assets. Stocks with defensive characteristics in foods and healthcare also did well in an increasingly challenging environment. The underweighting of financial stocks also added to relative performance.

      During this period the fixed income markets provided an overall positive return, helping somewhat to stabilize the Fund. Propelled by a flight to quality and, triggered by troubled sub-prime mortgages, the overall fixed income market, led by high quality Treasuries, held up better than equities. However, rising consumer delinquencies and the prospects for weaker economic growth significantly increased the risk of default on commercial mortgage, home-equity, automobile and credit card debt, and even prices of investment grade corporate bonds were

GE Strategic Investment Fund

      negatively impacted by increased market perceptions of risk.

      Against this backdrop of a flight to quality, the fixed income portion of the Fund provided a positive return, but significantly underperformed its benchmark. Duration and yield curve positioning within the treasury market benefitted the Fund, as did underweighting investment grade credits. These out-performing allocations, however, were not sufficient to offset the price deterioration on short- term, asset backed securities (ABS) backed by subprime collateral as well as on high yield and emerging markets debt securities.

Q.    WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. During the six-month period, we remained underweight in domestic equity and maintained higher cash weighting to dampen volatility and preserve capital. During the period we increased diversification within the U.S. equity segment of the Fund by starting an allocation to our core value strategy.

GE Strategic Investment Fund

                                             Understanding Years Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER  01, 2007 - MARCH 31, 2008

                                                         ACCOUNT VALUE AT THE      ACCOUNT VALUE AT THE       EXPENSES PAID
                                                      BEGINNING OF THE PERIOD ($)   END OF THE PERIOD     (DURING THE PERIOD ($)*
                                                      ---------------------------  --------------------   -----------------------
ACTUAL FUND RETURN**

  Class A..........................................         1,000.00                       929.49               4.39
  Class B..........................................         1,000.00                       926.29               8.03
  Class C..........................................         1,000.00                       925.88               8.03
  Class R..........................................         1,000.00                       991.64               5.40
  Class Y..........................................         1,000.00                       930.75               3.17

HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)

  Class A..........................................         1,000.00                     1,020.29               4.55
  Class B..........................................         1,000.00                     1,016.61               8.32
  Class C..........................................         1,000.00                     1,016.61               8.32
  Class R..........................................         1,000.00                     1,019.41               5.48
  Class Y..........................................         1,000.00                     1,021.52               3.28

----------
* Expenses are equal to the Funds annualized expense ratio of 0.90% for Class A, 1.65% for Class B, 1.65% for Class C, 1.08% for Class R, and 0.65% for Class Y (from period October 01, 2007 -- March 31, 2008), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period).

** Actual Fund Returns for six-month period ended March 31, 2008 were as follows: (7.05)% for Class A shares, (7.37)% for Class B shares, (7.41)% for Class C shares, since inception of (0.84)% for Class R shares and (6.92)% for Class Y shares.

GE Strategic Investment Fund

TOP TEN LARGEST HOLDINGS AS OF MARCH 31, 2008 as a % of Market Value

U.S. Treasury Notes 3.63%, 10/31/09 -- 12/31/12.......................    2.50%
Federal National Mortgage Assoc. TBA 5.50%...........................     1.81%
U.S. Treasuries Notes 4.25%, 11/15/17................................     1.43%
Cisco Systems, Inc. .................................................     1.21%
QUALCOMM, Inc. ......................................................     1.16%
Schlumberger Ltd. ...................................................     1.10%
Transocean, Inc. ....................................................     1.08%
State Street Corp. ..................................................     1.03%
Textron, Inc. .......................................................     1.02%
PepsiCo, Inc. .......................................................     0.97%

INVESTMENT PROFILE

A mutual fund designed for investors who seek to maximize total return by investing primarily in a combination of equity securities and investment grade debt securities.

LIPPER PERFORMANCE COMPARISON

Mixed-Asset Target Alloc Growth Peer Group

Based on average annual total returns for the periods ended 3/31/08

                                                                                  SIX         ONE       FIVE       TEN
                                                                                 MONTHS       YEAR      YEAR       YEAR
                                                                                 -------     ------    ------     -----
Number of  Funds in  peer group:.............................................      692         667       425       228
Peer group  average annual total return:.....................................    (8.26)%     (2.32)%    9.63%     4.24%

Lipper categories in peer group: Flexible

CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES

                               [PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                                                                                      ENDING
                                                                                                                     VALUE OF A
                                                                                   SIX      ONE       FIVE    TEN     $10,000
                                                                                  MONTHS    YEAR      YEAR    YEAR   INVESTMENT
                                                                                 --------  -------   ------   -----  ----------
GE Strategic Investment......................................................     (7.05)%   2.63%    10.33%   5.94%     17,812
W/load.......................................................................    (12.40)%  (3.27)%    9.03%   5.32%     16,788
S&P 500 Index................................................................    (12.46)%  (5.07)%   11.32%   3.51%     14,114
LB Aggregate Bond Index......................................................      5.23%    7.65%     4.58%   6.04%     17,971

                                 CLASS B SHARES

                               [PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                                                                                       ENDING
                                                                                                                     VALUE OF A
                                                                                   SIX       ONE      FIVE    TEN     $10,000
                                                                                  MONTHS    YEAR      YEAR    YEAR   INVESTMENT
                                                                                 --------  -------   ------   -----  ----------
GE Strategic Investment......................................................     (7.37)%   1.91%     9.51%   5.47%     17,028
W/load.......................................................................    (11.37)%  (2.09)%    9.51%   5.47%
S&P 500 Index................................................................    (12.46)%  (5.07)%   11.32%   3.51%     14,114
LB Aggregate Bond Index......................................................      5.23%    7.65%     4.58%   6.04%     17,971

                                 CLASS C SHARES

                               [PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                                                                                       ENDING
                                                                                                                      VALUE OF A
                                                                                 SIX       ONE      FIVE      SINCE    $10,000
                                                                                MONTHS     YEAR     YEAR    INCEPTION INVESTMENT
                                                                               --------   -------  ------   --------- ----------
GE Strategic Investment......................................................   (7.41)%    1.87%    9.51%     4.91%     15,030
W/load.......................................................................   (8.41)%    0.87%    9.51%     4.91%
S&P 500 Index................................................................  (12.46)%   (5.07)%  11.32%     2.03%     11,863
LB Aggregate Bond Index......................................................    5.23%     7.65%    4.58%     6.38%     16,911

                                 CLASS R SHARES

                               [PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                                                                                      ENDING
                                                                                                                     VALUE OF A
                                                                                 CURRENT     SINCE                    $10,000
                                                                                  MONTH    INCEPTION  COMMENCEMENT   INVESTMENT
                                                                                 -------   ---------  ------------   ----------
GE Strategic Investment........................................................  (1.01)%    (0.84)%      01/29/08       9,851
S&P 500 Index..................................................................  (0.03)%    (3.67)%                     9,633
LB Aggregate Bond Index........................................................  (0.03)%     0.48%                     10,048

GE Strategic Investment Fund

                                 CLASS Y SHARES

                               [PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                                                                                     ENDING
                                                                                                                    VALUE OF A
                                                                                   SIX      ONE       FIVE    TEN    $10,000
                                                                                  MONTHS    YEAR      YEAR    YEAR  INVESTMENT
                                                                                 --------  -------   ------   ----- ----------
GE Strategic Investment......................................................     (6.92)%   2.91%    10.75%   6.28%   18,385
S&P 500 Index................................................................    (12.46)%  (5.07)%   11.32%   3.51%   14,114
LB Aggregate Bond Index......................................................      5.23%    7.65%     4.58%   6.04%   17,971

                                                            [PERFORMANCE LEGEND]

See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories. Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE STRATEGIC INVESTMENT FUND                         March 31, 2008 (unaudited)

Schedule of Investments

                          GE STRATEGIC INVESTMENT FUND

Portfolio Composition as a % of the Market Value of $168,633 (in thousands) as of March 31, 2008

                                   [PIE CHART]

                                                                                                     NUMBER
                                                                                                    OF SHARES         VALUE
                                                                                                    ---------    ---------------
DOMESTIC EQUITY -- 40.3%

CONSUMER DISCRETIONARY -- 4.8%

Bed Bath & Beyond, Inc. .......................................................................      44,648      $ 1,317,116(a)
Cablevision Systems Corp. .....................................................................       1,494           32,016(a)
Carnival Corp. ................................................................................      23,101          935,128
Coach, Inc. ...................................................................................       4,307          129,856(a)
Comcast Corp. (Class A)........................................................................      77,928        1,478,294(h)
Darden Restaurants, Inc. ......................................................................         279            9,081
DISH Network Corp. (Class A)...................................................................         753           21,634(a)
Kohl's Corp. ..................................................................................       5,999          257,297(a)
Liberty Global, Inc. (Series C)................................................................      18,308          594,644(a)
Liberty Media Entertainment Corp. (Series A)...................................................      25,025          566,566(a)
Life Time Fitness, Inc. .......................................................................       4,458          139,134(a)
Lowe's Companies, Inc. ........................................................................      25,864          593,320
News Corp. (Class A)...........................................................................       2,738           51,338
Omnicom Group, Inc. ...........................................................................      14,346          633,806
O'Reilly Automotive, Inc. .....................................................................       7,092          202,264(a)
Penn National Gaming, Inc. ....................................................................       1,492           65,245(a)
Regal Entertainment Group, (Class A)...........................................................       7,388          142,515
Starwood Hotels & Resorts Worldwide, Inc. .....................................................       1,864           96,462
The Cheesecake Factory.........................................................................      11,373          247,818(a)
The Walt Disney Co. ...........................................................................         884           27,740
Time Warner, Inc. .............................................................................       7,281          102,080
Viacom Inc. (Class B)..........................................................................         921           36,490(a)
                                                                                                                   7,679,844

CONSUMER STAPLES -- 3.3%

Alberto-Culver Co. ............................................................................      22,387          613,628
Clorox Co. ....................................................................................       1,058           59,925
Colgate-Palmolive Co. .........................................................................      17,727        1,381,111
General Mills, Inc. ...........................................................................       5,397          323,173
Kimberly-Clark Corp. ..........................................................................       4,135          266,914
McCormick & Company, Inc. .....................................................................       9,782          361,640
PepsiCo, Inc. .................................................................................      22,642        1,634,752
Procter & Gamble Co. ..........................................................................       3,435          240,690
Sara Lee Corp. ................................................................................       1,991           27,834
The Coca-Cola Co. .............................................................................         330           20,087
The Estee Lauder Companies Inc. (Class A)......................................................       6,359          291,560
Wal-Mart Stores, Inc. .........................................................................       1,369           72,119
                                                                                                                   5,293,433

ENERGY -- 4.1%

Apache Corp. ..................................................................................       2,700          326,214
Devon Energy Corp. ............................................................................         324           33,803
Dresser-Rand Group, Inc. ......................................................................       5,718          175,828(a)
EOG Resources, Inc. ...........................................................................         478           57,360
Exxon Mobil Corp. .............................................................................       9,243          781,773(h)
Halliburton Co. ...............................................................................       1,854           72,918
Hess Corp. ....................................................................................       3,709          327,059
Marathon Oil Corp. ............................................................................       9,873          450,208
Nabors Industries Ltd. ........................................................................         759           25,631(a)
National Oilwell Varco, Inc. ..................................................................         187           10,917(a)
Peabody Energy Corp. ..........................................................................       3,145          160,395
Schlumberger Ltd. .............................................................................      21,264        1,849,968
Southwestern Energy Co. .......................................................................       7,660          258,065(a)
Sunoco, Inc. ..................................................................................       1,067           55,985
Transocean, Inc. ..............................................................................      13,449        1,818,305
Weatherford International Ltd. ................................................................       4,160          301,475(a)
                                                                                                                   6,705,904

FINANCIALS -- 5.1%

ACE Ltd. ......................................................................................         821           45,204
Affiliated Managers Group, Inc. ...............................................................       1,279          116,056(a)
Allstate Corp. ................................................................................       1,043           50,127
American Express Co. ..........................................................................       1,057           46,212
American International Group, Inc. ............................................................      30,949        1,338,544
AON Corp. .....................................................................................       1,357           54,551
Bank of America Corp. .........................................................................         996           37,758
Bank of New York Mellon Corp. .................................................................       1,867           77,910
BlackRock, Inc. ...............................................................................         124           25,318
CB Richard Ellis Group, Inc. (Class A).........................................................      37,136          803,623(a,h)
Chubb Corp. ...................................................................................       1,282           63,433
Citigroup, Inc. ...............................................................................      33,882          725,752
CVB Financial Corp. ...........................................................................       9,381           97,656
Douglas Emmett, Inc. (REIT)....................................................................       3,923           86,541
DuPont Fabros Technology, Inc. (REIT)..........................................................       6,479          106,839
Federal Home Loan Mortgage Corp. ..............................................................       1,617           40,942
Federal National Mortgage Assoc................................................................      16,260          427,963
Fortress Investment Group LLC (Class A)........................................................       9,291          114,093

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE STRATEGIC INVESTMENT FUND                         March 31, 2008 (unaudited)

Schedule of Investments

                                                                                                     NUMBER
                                                                                                    OF SHARES         VALUE
                                                                                                    ---------    ---------------
Goldman Sachs Group, Inc. .....................................................................       2,511      $   415,294
Greenhill & Company, Inc. .....................................................................       2,088          145,241
HCC Insurance Holdings, Inc. ..................................................................      18,928          429,476
JP Morgan Chase & Co. .........................................................................       1,320           56,694
Legg Mason, Inc. ..............................................................................       2,049          114,703
Marsh & McLennan Companies, Inc. ..............................................................         871           21,209
Metlife, Inc. .................................................................................       6,414          386,508
Nymex Holdings, Inc. ..........................................................................       1,381          125,160
Prologis (REIT)................................................................................       1,570           92,410
SL Green Realty Corp. (REIT)...................................................................         691           56,296
State Street Corp. ............................................................................      22,024        1,739,896(e)
SunTrust Banks, Inc. ..........................................................................       6,035          332,770
US Bancorp.....................................................................................       1,406           45,498
Zions Bancorporation...........................................................................       1,645           74,930
                                                                                                                   8,294,607

HEALTHCARE -- 6.6%

Abbott Laboratories............................................................................      20,212        1,114,691(h)
Aetna, Inc. ...................................................................................      14,209          598,056
Alcon, Inc. ...................................................................................       1,030          146,518
Amgen, Inc. ...................................................................................      35,333        1,476,212(a)
Amylin Pharmaceuticals, Inc. ..................................................................       5,834          170,411(a)
Arthrocare Corp. ..............................................................................       3,816          127,264(a)
Barr Pharmaceuticals, Inc. ....................................................................       3,480          168,119(a)
Baxter International, Inc. ....................................................................         747           43,192
Boston Scientific Corp. .......................................................................       3,609           46,448(a)
Bristol-Myers Squibb Co. ......................................................................       2,116           45,071
Covidien Ltd. .................................................................................         443           19,603
DaVita, Inc. ..................................................................................         896           42,793(a)
DENTSPLY International, Inc. ..................................................................       3,456          133,402
Genentech Inc. ................................................................................      12,066          979,518(a)
Gen-Probe Incorporated.........................................................................       3,347          161,325(a)
Gilead Sciences, Inc. .........................................................................      14,983          772,074(a)
Hologic, Inc. .................................................................................       9,081          504,904(a)
Johnson & Johnson..............................................................................         597           38,727
Lifecell Corp. ................................................................................       4,897          205,821(a)
Masimo Corp. ..................................................................................       9,065          235,690(a)
McKesson Corp. ................................................................................         996           52,161
Medtronic, Inc. ...............................................................................      21,409        1,035,553
Merck & Company, Inc. .........................................................................         668           25,351
Psychiatric Solutions, Inc.....................................................................       7,561          256,469(a)
Resmed, Inc. ..................................................................................      14,622          616,756(a)
Thermo Fisher Scientific, Inc. ................................................................       6,163          350,305(a)
UnitedHealth Group, Inc. ......................................................................      35,062        1,204,731
Wyeth..........................................................................................       2,278           95,129
                                                                                                                  10,666,294

INDUSTRIALS -- 2.9%

Cooper Industries Ltd. ........................................................................       3,191          128,119
Deere & Co. ...................................................................................         461           37,083
Dover Corp. ...................................................................................      18,606          777,359
Eaton Corp. ...................................................................................         510           40,632
General Dynamics Corp. ........................................................................       1,083           90,290
Harsco Corp. ..................................................................................       5,524          305,919
Hexcel Corp. ..................................................................................      23,821          455,219(a,h)
ITT Corp. .....................................................................................       3,710          192,215
Joy Global, Inc. ..............................................................................       3,062          199,520
Monster Worldwide, Inc. .......................................................................      11,772          285,000(a)
Rockwell Collins, Inc. ........................................................................         168            9,601
Textron, Inc. .................................................................................      30,916        1,713,365
3M Co. ........................................................................................         411           32,531
United Technologies Corp. .....................................................................       5,510          379,198
                                                                                                                   4,646,051

INFORMATION TECHNOLOGY -- 10.4%

Activision, Inc. ..............................................................................       8,129          222,003(a,h)
Affiliated Computer Services, Inc. (Class A)...................................................       3,057          153,187(a)
Analog Devices, Inc. ..........................................................................       1,699           50,154
Apple Computer, Inc. ..........................................................................         138           19,803(a)
Automatic Data Processing, Inc. ...............................................................      14,568          617,538
Blackboard, Inc. ..............................................................................       2,780           92,657(a)
Cisco Systems, Inc. ...........................................................................      84,845        2,043,916(a)
Citrix Systems, Inc. ..........................................................................       4,709          138,115(a)
Cogent, Inc. ..................................................................................       8,716           82,192(a)
Corning Incorporated...........................................................................      17,956          431,662
Dell, Inc. ....................................................................................         472            9,402(a)
DST Systems, Inc. .............................................................................       2,137          140,486(a)
Fidelity National Information Services, Inc. ..................................................       5,079          193,713
Google, Inc. (Class A).........................................................................         814          358,543(a)
Harris Corp. ..................................................................................       1,482           71,921
Hewlett-Packard Co. ...........................................................................       1,755           80,133
Hittite Microwave Corp. .......................................................................       5,274          197,353(a)
Intel Corp. ...................................................................................      58,117        1,230,918
International Business Machines Corp. .........................................................       1,225          141,047
Intuit Inc. ...................................................................................      34,216          924,174(a)
Iron Mountain Incorporated.....................................................................      13,956          368,997(a)
Juniper Networks, Inc. ........................................................................       7,909          197,725(a)
Lam Research Corp. ............................................................................         645           24,652(a)
Macrovision Corp. .............................................................................      11,796          159,246(a)
Marvell Technology Group Ltd. .................................................................       8,954           97,420(a)
Maxim Integrated Products, Inc. ...............................................................       1,915           39,047
Mercadolibre, Inc. ............................................................................       1,946           77,373(a)
Mettler Toledo International Inc. .............................................................       1,476          143,349(a)
Microchip Technology Inc. .....................................................................       4,114          134,651
Microsoft Corp. ...............................................................................      45,669        1,296,086(h)
Molex, Inc. (Class A)..........................................................................      25,390          555,025
National Semiconductor Corp. ..................................................................       1,895           34,716
Neustar, Inc. (Class A)........................................................................      10,530          278,834(a)
Oracle Corp. ..................................................................................      65,492        1,281,024(a)
Paychex, Inc. .................................................................................      29,724        1,018,344
QUALCOMM, Inc. ................................................................................      47,550        1,949,550
Salesforce.com, Inc. ..........................................................................       1,971          114,062(a)
Texas Instruments Incorporated.................................................................       2,178           61,572
THQ, Inc. .....................................................................................       6,906          150,551(a)
Western Union Co. .............................................................................      53,165        1,130,820
Yahoo! Inc. ...................................................................................      17,091          494,443(a)
                                                                                                                  16,806,404

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE STRATEGIC INVESTMENT FUND                         March 31, 2008 (unaudited)

Schedule of Investments

                                                                                                     NUMBER
                                                                                                    OF SHARES         VALUE
                                                                                                    ---------    ---------------
MATERIALS -- 1.6%

Alcoa, Inc. ...................................................................................       1,108      $    39,954
Allegheny Technologies Incorporated............................................................      12,825          915,192
Cabot Corp. ...................................................................................       3,017           84,476
Freeport-McMoRan Copper & Gold, Inc. ..........................................................         398           38,296
Martin Marietta Materials, Inc. ...............................................................       1,306          138,658
Monsanto Co. ..................................................................................      10,448        1,164,952
Praxair, Inc. .................................................................................       2,592          218,324
Vulcan Materials Co. ..........................................................................         398           26,427
                                                                                                                   2,626,279

TELECOMMUNICATION SERVICES -- 1.0%

American Tower Corp. (Class A).................................................................       3,592          140,842(a)
AT&T, Inc. ....................................................................................         784           30,027
NII Holdings Inc. (Class B)....................................................................      39,691        1,261,380(a)
Syniverse Holdings, Inc. ......................................................................       6,951          115,804(a)
Verizon Communications, Inc. ..................................................................       1,966           71,661
                                                                                                                   1,619,714

UTILITIES -- 0.5%

American Electric Power Company, Inc. .........................................................         672           27,975
Constellation Energy Group, Inc. ..............................................................         277           24,451
Dominion Resources, Inc. ......................................................................       2,452          100,140
DTE Energy Co. ................................................................................       2,482           96,525
Edison International...........................................................................         871           42,696
Entergy Corp. .................................................................................         348           37,960
ITC Holdings Corp. ............................................................................       5,714          297,471
PPL Corp. .....................................................................................       2,611          119,897
SCANA Corp. ...................................................................................       3,028          110,764
                                                                                                                     857,879

TOTAL DOMESTIC EQUITY (COST $66,011,577).......................................................                   65,196,409

FOREIGN EQUITY -- 28.7%

COMMON STOCK -- 27.9%

CONSUMER DISCRETIONARY -- 1.5%

Accor S.A. ....................................................................................         484           35,478
AGTech Holdings Ltd. ..........................................................................     164,195           13,502(a)
China Travel International Inv. ...............................................................     115,777           46,710
Daimler AG (Regd.).............................................................................       2,873          246,513
Esprit Holdings Ltd. ..........................................................................      10,000          120,072
Gafisa S.A. ...................................................................................       2,382           39,521(a)
Koninklijke Philips Electronics N.V. ..........................................................      20,070          770,560
LVMH Moet Hennessy Louis Vuitton S.A. .........................................................       1,699          189,797
Prajay Engineers Syndicate Ltd. ...............................................................       4,761           33,227
Renault S.A. ..................................................................................       1,191          132,293
Swatch Group AG................................................................................         967          259,581
Toyota Motor Corp. ............................................................................       8,916          445,195
Urbi Desarrollos Urbanos S.A. de C.V. .........................................................      11,655           38,243(a)
                                                                                                                   2,370,692

CONSUMER STAPLES -- 2.7%

British American Tobacco PLC...................................................................       3,702          139,134
China Mengniu Dairy Company Ltd. ..............................................................      20,000           58,076
Diageo PLC.....................................................................................      29,340          592,461
Diageo PLC ADR.................................................................................         336           27,324
Groupe Danone..................................................................................       9,375          841,396
IOI Corp. .....................................................................................      26,750           59,379
ITC Ltd. ......................................................................................      12,408           63,153
Metro AG.......................................................................................       3,329          269,973
Nestle S.A. (Regd.)............................................................................       2,477        1,242,820
Nestle S.A. ADR................................................................................         443           55,375
Shinsegae Company Ltd. ........................................................................          40           25,203
Shiseido Company Ltd. .........................................................................      20,000          529,462
Tesco PLC......................................................................................      48,409          364,647
Uni-President Enterprises Corp. ...............................................................      40,000           59,316
                                                                                                                   4,327,719

ENERGY -- 3.3%

Acergy S.A. ...................................................................................      18,093          390,753
BG Group PLC...................................................................................      29,623          687,079
CAT Oil AG.....................................................................................       1,907           32,363(a)
China Shenhua Energy Company Ltd. .............................................................       6,000           23,937
Gazprom OAO ADR................................................................................      14,295          729,045(h)
LUKOIL ADR.....................................................................................       1,003           86,057
Paladin Energy Ltd. ...........................................................................      45,648          212,099(a)
Petroleo Brasileiro S.A. ADR...................................................................       8,739          740,106(h)
Saipem S.p.A. .................................................................................      21,930          890,969
Suncor Energy, Inc. ...........................................................................       6,003          578,389
Suncor Energy, Inc. ...........................................................................       1,639          158,477
Tesco Corp. ...................................................................................       6,020          144,179(a)
TMK OAO GDR....................................................................................       2,343           76,148(b)
Total S.A. ....................................................................................       8,675          646,610
Zhaikmunai LP GDR..............................................................................         796            8,334(a,b)
                                                                                                                   5,404,545

FINANCIALS -- 5.6%

Allianz AG (Regd.).............................................................................         349           69,391
AXA S.A. ......................................................................................       7,098          258,572
Banca Intesa S.p.A. ...........................................................................      64,024          452,971
Banco do Brasil S.A. ..........................................................................       2,895           38,263
Banco Santander S.A. (Regd.)...................................................................      33,196          663,821
Bank of Yokohama Ltd. .........................................................................      30,704          208,837
BNP Paribas....................................................................................       7,558          765,148
CapitaLand Ltd. ...............................................................................      44,000          202,736
China Vanke Company Ltd. ......................................................................       9,450           21,006
Chinatrust Financial Holding Company Ltd. .....................................................     124,000          119,798(a)
Credit Agricole S.A. ..........................................................................       7,365          228,736

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE STRATEGIC INVESTMENT FUND                         March 31, 2008 (unaudited)

Schedule of Investments

                                                                                                     NUMBER
                                                                                                    OF SHARES         VALUE
                                                                                                    ---------    ---------------
Dubai Islamic Bank.............................................................................      31,229      $    79,505
Egyptian Financial Group-Hermes Holding........................................................       7,934           81,579
Emaar Properties...............................................................................      17,939           53,486
Hung Poo Real Estate Development Corp. ........................................................      38,500           69,068
Kookmin Bank...................................................................................       5,022          280,930
Lloyds TSB Group, PLC..........................................................................      60,057          538,328
Megaworld Corp. ...............................................................................     316,030           18,612
Metropolitan Bank & Trust......................................................................      21,000           20,110
Mitsubishi Estate Company Ltd. ................................................................      26,982          656,015
Mitsubishi UFJ Financial Group, Inc. ..........................................................      73,289          633,230
Nomura Holdings, Inc. .........................................................................      49,199          736,490
Plaza Centers N.V. ............................................................................       6,583           27,836 (a)
Prudential PLC.................................................................................      30,287          400,600
PT Bank Niaga..................................................................................     497,747           40,555
Royal Bank of Scotland Group PLC...............................................................      89,488          599,824
Samsung Fire & Marine Insurance Company Ltd. ..................................................         230           47,493(a)
Shenzhen Investment Ltd. ......................................................................      53,997           22,826
Siam Commercial Bank PCL.......................................................................      24,100           69,273
Sony Financial Holdings, Inc. .................................................................          90          364,394
Standard Bank Group Ltd. ......................................................................       2,600           28,219
State Bank of India Ltd. GDR...................................................................         496           43,896
Sumitomo Realty & Development Company Ltd. ....................................................       4,000           70,608
Sun Hung Kai Properties Ltd. ..................................................................      10,048          155,571
Swiss Reinsurance..............................................................................         682           59,819
Tisco Bank PCL.................................................................................      31,043           30,072(a)
Tisco Bank PCL NVDR............................................................................         452              420(a)
Unibail-Rodamco (REIT).........................................................................         951          245,641
UniCredit S.p.A................................................................................      82,582          554,827
Woori Investment & Securities Company Ltd. ....................................................       2,140           45,378(a)
                                                                                                                   9,003,884

HEALTHCARE -- 1.0%

Cie Generale d'Optique Essilor International S.A. .............................................       2,676          175,504
GlaxoSmithKline PLC ADR........................................................................         223            9,462
Ranbaxy Laboratories Ltd. .....................................................................       2,958           32,293
Roche Holding AG...............................................................................       6,504        1,229,056
Teva Pharmaceutical Industries Ltd. ADR........................................................       1,564           72,241
Yuhan Corp. ...................................................................................         221           41,507
                                                                                                                   1,560,063

INDUSTRIALS -- 4.3%

ABB Ltd. (Regd.)...............................................................................      21,545          580,749
ABB Ltd. ADR...................................................................................       1,648           44,364
ACS Actividades de Construccion y Servicios S.A. ..............................................       2,077          118,710
Alstom.........................................................................................       1,883          409,723
Asahi Glass Company Ltd. ......................................................................      21,003          231,901
Brambles Ltd. .................................................................................      16,767          152,751
CAE, Inc. .....................................................................................      65,004          736,803
Canadian National Railway Co. .................................................................       4,289          208,044
China Communications Construction Company Ltd. ................................................      32,898           72,958
China COSCO Holdings Company Ltd. .............................................................      54,500          132,349
China High Speed Transmission Equipment Group Company Ltd. ....................................      23,000           33,512(a)
Doosan Heavy Industries and Construction Company Ltd. .........................................         870          116,398
East Japan Railway Co. ........................................................................          60          499,724
Elbit Systems Ltd. ............................................................................         509           27,874
Empresas ICA Sociedad Controladora S.A. de C.V. ...............................................       9,415           56,040(a)
Enka Insaat ve Sanayi AS.......................................................................       4,482           55,019
Gamuda Bhd.....................................................................................      43,700           45,087
Group 4 Securicor PLC..........................................................................      35,995          162,932
Group 4 Securicor PLC..........................................................................      38,574          172,943
Hyundai Development Co. .......................................................................         765           52,218
Hyunjin Materials Company Ltd. ................................................................       1,396           47,292
Italian-Thai Development PCL...................................................................     194,578           48,822(a)
IVRCL Infrastructures & Projects Ltd. .........................................................       3,281           32,552
Komatsu Ltd. ..................................................................................       8,811          244,762
Koninklijke Philips Electronics N.V. ..........................................................         509           19,515
Larsen & Toubro Ltd. ..........................................................................       2,347          175,733
Mitsubishi Heavy Industries Ltd. ..............................................................      73,000          312,433
Murray & Roberts Holdings Ltd. ................................................................       4,617           54,257
Orascom Construction Industries................................................................       3,862          290,629
Orkla ASA......................................................................................      12,717          161,410
Pacific Basin Shipping Ltd. ...................................................................      28,607           47,048
Sandvik AB.....................................................................................      21,074          366,932
Schneider Electric S.A. .......................................................................         749           97,272
Siemens AG (Regd.).............................................................................       6,196          673,997
Siemens AG ADR.................................................................................         100           10,894
Suntech Power Holdings Company Ltd. ADR........................................................       3,671          148,896(a)
United Tractors Tbk PT.........................................................................      37,500           51,127
Vinci S.A. ....................................................................................       4,221          306,261
                                                                                                                   6,999,931

INFORMATION TECHNOLOGY -- 2.2%

Alibaba.com Ltd. ..............................................................................      26,860           56,461(a)
Delta Electronics Inc. ........................................................................      18,011           53,239
HON HAI Precision Industry Company Ltd. .......................................................       7,480           42,842
Ibiden Company Ltd. ...........................................................................       8,500          334,757
Kingdee International Software Group Company Ltd. .............................................          24               19
MediaTek Inc. .................................................................................       4,030           53,062
Nidec Corp. ...................................................................................       1,611           99,216
Nintendo Company Ltd. .........................................................................         300          154,920
Nokia Oyj......................................................................................      26,222          832,663
Research In Motion Ltd. .......................................................................       8,336          935,549(a)
Richtek Technology Corp. ......................................................................       3,000           23,898
Samsung Electronics Company Ltd. ..............................................................         720          452,931
Sohu.com Inc. .................................................................................         787           35,517(a)

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE STRATEGIC INVESTMENT FUND                         March 31, 2008 (unaudited)

Schedule of Investments

                                                                                                     NUMBER
                                                                                                    OF SHARES         VALUE
                                                                                                    ---------    ---------------
Taiwan Semiconductor Manufacturing Company Ltd. ...............................................     199,693      $   414,774
Taiwan Semiconductor Manufacturing Company Ltd. ADR............................................       3,983           40,905
                                                                                                                   3,530,753

MATERIALS -- 3.5%

Anglo Platinum Ltd. ...........................................................................       1,663          243,520
Barrick Gold Corp. ............................................................................       1,693           73,561
Bayer AG.......................................................................................       8,199          659,460
BHP Billiton PLC...............................................................................      29,547          877,933
Cameco Corp. ..................................................................................       2,842           93,732
China Grand Forestry Resources Group Ltd. .....................................................     286,242           31,262(a)
Eurasian Natural Resources Corp. ..............................................................       2,510           49,138(a)
Evraz Group S.A. GDR...........................................................................          95            8,198(b)
Impala Platinum Holdings Ltd. .................................................................         739           28,463
Israel Chemicals Ltd. .........................................................................       5,263           73,469
Linde AG.......................................................................................       3,987          565,362
Makhteshim-Agan Industries Ltd. ...............................................................       5,075           37,003
MMC Norilsk Nickel ADR.........................................................................       2,500           70,375
Novozymes (Series B)...........................................................................       3,539          332,375
Polymetal GDR..................................................................................       6,513           54,709(a,b)
POSCO..........................................................................................         140           67,289
Potash Corporation of Saskatchewan.............................................................       4,541          705,900
Rio Tinto PLC (Regd.)..........................................................................       4,723          491,219
Sinofert Holdings Ltd. ........................................................................      81,693           76,835
Syngenta AG....................................................................................       1,061          312,169
Taiwan Fertilizer Company Ltd. ................................................................      12,000           52,338
Toray Industries Inc. .........................................................................     104,999          682,517
Vedanta Resources PLC..........................................................................       1,377           57,363
                                                                                                                   5,644,190

TELECOMMUNICATION SERVICES -- 2.5%

America Movil S.A. de C.V. ADR (Series L)......................................................       9,016          574,229(h)
Bharti Airtel Ltd. ............................................................................       3,695           75,263(a)
China Mobile Ltd. .............................................................................       7,997          118,986
Hellenic Telecommunications Organization S.A. .................................................      14,195          404,419
Mobile Telesystems OJSC ADR....................................................................       1,226           92,992
MTN Group Limited..............................................................................      30,323          458,959
Orascom Telecom Holding SAE....................................................................       1,407           19,072
Orascom Telecom Holding SAE GDR................................................................         731           49,708
Philippine Long Distance Telephone Co. ........................................................         206           13,883
Singapore Telecommunications Ltd. .............................................................     112,622          319,524
Telekom Malaysia Bhd...........................................................................      16,300           54,019
Telekomunikasi Indonesia Tbk PT (Series B).....................................................      43,000           45,079
Telenor ASA....................................................................................      48,996          940,052
Turkcell Iletisim Hizmet AS ADR................................................................       1,259           26,301
Vodafone Group Public Limited Co. .............................................................     263,272          789,588
Vodafone Group, PLC ADR........................................................................         761           22,457
                                                                                                                   4,004,531

UTILITIES -- 1.3%

CEZ............................................................................................       1,009           77,247
E.ON AG........................................................................................       3,732          693,422
First Philippine Holdings Corp. ...............................................................          14               14
National Grid PLC..............................................................................      19,565          268,893
Pan Asia Environmental Protection Group Ltd. ..................................................      82,000           22,126(a)
PNOC Energy Development Corp. .................................................................     388,192           54,832
RWE AG.........................................................................................       1,016          125,347
Suez S.A. .....................................................................................       6,563          432,303
Veolia Environnement...........................................................................       7,604          532,080
                                                                                                                   2,206,264

TOTAL COMMON STOCK (COST $37,365,387)..........................................................                   45,052,572

PREFERRED STOCK -- 0.8%

All America Latina Logistica S.A. .............................................................      16,800          170,066
Cia Vale do Rio Doce...........................................................................       6,119          177,743
Cia Vale do Rio Doce ADR.......................................................................      30,298          883,187(h)
NET Servicos de Comunicacao S.A. ..............................................................       2,733           29,307(a)
Petroleo Brasileiro S.A. ......................................................................         900           38,085

TOTAL PREFERRED STOCK (COST $631,905)..........................................................                    1,298,388

TOTAL FOREIGN EQUITY (COST $37,997,292)........................................................                   46,350,960

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT
                                                                                                 ----------
BONDS AND NOTES -- 20.6%

U.S. TREASURIES -- 5.3%

U.S. Treasury Bonds
  4.50% 02/15/36..............................................................................   $   35,000     $     36,087
  4.75% 02/15/37..............................................................................      830,000          890,839

U.S. Treasury Notes
  3.63% 10/31/09 - 12/31/12...................................................................    4,012,000        4,217,278
  4.25% 11/15/17..............................................................................    2,265,000        2,415,418
  4.50% 11/15/10..............................................................................       13,000           13,949
  4.63% 11/15/09 - 10/31/11...................................................................      221,000          239,628
  4.75% 08/15/17..............................................................................      660,000          729,868
                                                                                                                   8,543,067

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE STRATEGIC INVESTMENT FUND                          March 31, 2008 (unaudited)

SCHEDULE OF INVESTMENTS

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT        VALUE
                                                                                                 ----------  ------------
FEDERAL AGENCIES -- 0.5%

Federal Home Loan Mortgage Corp.
  4.13% 12/21/12..............................................................................   $  400,000  $    415,755
  4.88% 02/09/10..............................................................................      335,000       350,808
                                                                                                                  766,563

AGENCY MORTGAGE BACKED -- 7.5%

Federal Home Loan Mortgage Corp.
  4.50% 06/01/33 - 02/01/35...................................................................       96,125        92,709(h)
  5.00% 07/01/35 - 10/01/35...................................................................      189,519       187,833(h)
  5.50% 05/01/20 - 05/01/36...................................................................      314,609       317,367(h)
  6.00% 04/01/17 - 06/01/37...................................................................      348,387       358,229(h)
  6.50% 01/01/27 - 07/01/36...................................................................      178,864       186,136(h)
  7.00% 10/01/16 - 08/01/36...................................................................       46,790        49,380(h)
  7.50% 11/01/09 - 09/01/33...................................................................       22,812        24,246(h)
  8.00% 04/01/30 - 11/01/30...................................................................        4,194         4,539(h)
  9.00% 04/01/16 - 06/01/21...................................................................        4,121         4,506(h)
  6.00% TBA...................................................................................      135,000       138,417(c)
Federal National Mortgage Assoc.
  4.00% 05/01/19 - 06/01/19...................................................................       80,560        78,647(h)
  4.50% 05/01/18 - 02/01/35...................................................................      383,971       378,604(h)
  5.00% 07/01/20 - 08/01/35...................................................................      382,288       379,597(h)
  5.26% 04/01/37..............................................................................       41,720        42,533(i)
  5.44% 04/01/37..............................................................................        3,047         3,151(i)
  5.50% 03/01/14 - 04/01/38...................................................................      976,989       990,599(h)
  5.52% 04/01/37..............................................................................       35,933        36,805(i)
  5.53% 04/01/37..............................................................................       16,052        16,458(i)
  5.56% 04/01/37..............................................................................       41,508        42,556(i)
  5.59% 04/01/37..............................................................................       45,274        46,500(i)
  5.62% 03/01/37 - 06/01/37...................................................................       65,347        66,825(i)
  5.66% 05/01/37..............................................................................       28,351        29,098(i)
  5.68% 04/01/37..............................................................................       34,126        35,056(i)
  5.70% 04/01/37..............................................................................       65,769        67,535(i)
  5.71% 04/01/37..............................................................................       72,078        74,040(i)
  5.84% 06/01/37..............................................................................       83,327        85,451(i)
  6.00% 07/01/14 - 03/01/38...................................................................    1,188,634     1,219,281(h)
  6.04% 10/01/37..............................................................................       59,382        61,193(i)
  6.50% 01/01/15 - 02/01/35...................................................................      658,503       684,546(h)
  7.00% 10/01/16 - 06/01/36...................................................................      164,029       173,142(h)
  7.50% 12/01/09 - 03/01/34...................................................................       64,246        68,239(h)
  8.00% 12/01/11 - 11/01/33...................................................................       30,803        33,010(h)
  8.50% 07/01/30 - 05/01/31...................................................................        2,962         3,264(h)
  9.00% 06/01/09 - 12/01/22...................................................................       16,821        17,971(h)
  5.00% TBA...................................................................................    1,263,000     1,256,263(c)
  5.50% TBA...................................................................................    3,020,000     3,043,863(c)
  6.00% TBA...................................................................................      698,000       715,014(c)
  6.50% TBA...................................................................................      190,000       196,769(c)
Government National Mortgage Assoc.
  4.50% 08/15/33 - 09/15/34...................................................................      169,636       165,436(h)
  5.00% 08/15/33..............................................................................       33,379        33,490(h)
  6.00% 04/15/30 - 09/15/36...................................................................       83,709        86,642(h)
  6.50% 02/15/24 - 08/15/36...................................................................      181,240       188,932(h)
  7.00% 03/15/12 - 09/15/36...................................................................       69,279        72,968(h)
  8.00% 09/15/29 - 06/15/30...................................................................          276           302(h)
  8.50% 10/15/17..............................................................................       41,076        44,882(h)
  9.00% 11/15/16 - 12/15/21...................................................................       48,626        52,366(h)
  5.50% TBA...................................................................................      300,000       305,390(c)
                                                                                                               12,159,780

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.0%

Collateralized Mortgage Obligation Trust (Class B)
  2.40% 11/01/18..............................................................................        1,501         1,411(d,f,h)
Federal Home Loan Mortgage
  4.96% 08/01/35..............................................................................      148,639       115,245(d,f)
Federal Home Loan Mortgage Corp.
  4.50% 04/15/13 - 03/15/19...................................................................      243,602        19,356(d,g,h)
  5.00% 04/15/14 - 12/01/34...................................................................    1,215,418       219,195(d,g,h)
  5.50% 04/15/17 - 06/15/33...................................................................      155,002        20,149(d,g,h)
  5.50% 04/15/26..............................................................................       32,241        33,140
  6.76% 12/15/33..............................................................................       35,255        32,855(h,i)
  7.50% 01/15/16..............................................................................        9,135         9,521(h)
  7.50% 07/15/27..............................................................................       12,039         2,635(d,g,h)
  8.00% 04/15/20..............................................................................          624           658(h)
  8.00% 02/01/23 - 07/01/24...................................................................        4,595         1,139(d,g,h)
  11.64% 11/15/37.............................................................................       96,671        75,512(d,f)
  44.12% 09/25/43.............................................................................      356,491         2,226(d,g,h)
Federal Home Loan Mortgage STRIPS
  4.98% 08/01/27..............................................................................        1,014           854(d,f,h)
Federal National Mortgage Assoc.
  3.07% 05/25/37..............................................................................        2,191           210(d,g,i)
  3.62% 10/25/29..............................................................................       62,474         5,525(d,g,h,i)
  4.22% 09/25/42..............................................................................      219,255        28,846(d,g,h,i)
  4.32% 08/25/16..............................................................................       35,394         2,357(d,g,h,i)
  4.50% 05/25/18..............................................................................       29,460         2,035(d,g,h)
  4.75% 11/25/14..............................................................................       16,453           677(d,g,h)
  5.00% 08/25/17 - 02/25/32...................................................................       46,761         3,616(d,g,h)
  5.00% 10/25/35..............................................................................       25,104        21,923
  5.50% 03/25/29 - 01/25/33...................................................................      239,022       236,161
  8.00% 07/25/14..............................................................................        7,611         7,685(h)
  36.54% 12/25/42.............................................................................      166,926         5,216(d,g,h)
Federal National Mortgage Assoc. (Class 1)
  4.50% 09/01/35 - 01/01/36...................................................................      260,089        57,658(d,g)
  4.90% 07/01/34..............................................................................       97,954        74,758(d,f)
  5.30% 11/01/34..............................................................................       83,357        66,151(d,f,h)
Federal National Mortgage Assoc. (Class 2)
  5.00% 09/01/33..............................................................................       83,648        19,221(d,g)
  5.50% 12/01/33..............................................................................       24,532         5,239(d,g)
Federal National Mortgage Assoc. REMIC
  4.50% 11/25/13..............................................................................       28,622           659(d,g,h)
  5.00% 10/25/22..............................................................................       38,343         5,102(d,g,h)
  9.18% 03/25/31..............................................................................       64,006        68,995(h,i)
Federal National Mortgage Assoc. REMIC (Class B)
  3.52% 12/25/22..............................................................................        1,724         1,545(d,f,h)
Federal National Mortgage Assoc. REMIC (Class J)
  1080.91% 03/25/22...........................................................................            3             9(d,g,h)

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE STRATEGIC INVESTMENT FUND                          March 31, 2008 (unaudited)

Schedule of Investments

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT        VALUE
                                                                                                 ----------  ------------
Federal National Mortgage Assoc. REMIC (Class K)
  1008.00% 05/25/22...........................................................................   $       10  $        200(d,g,h)
Federal National Mortgage Assoc. STRIPS (Class 1)
  5.02% 10/01/36..............................................................................      466,978       359,691(d,f)
Federal National Mortgage Assoc. STRIPS (Class 2)
  5.00% 08/01/34..............................................................................      428,970       104,494(d,g)
  7.50% 11/01/23..............................................................................       31,445         9,365(d,g,h)
  8.00% 08/01/23 - 07/01/24...................................................................       10,188         2,477(d,g,h)
  8.50% 03/01/17 - 07/25/22...................................................................        3,735           825(d,g,h)
  9.00% 05/25/22..............................................................................        1,744           454(d,g,h)
                                                                                                                1,624,990

ASSET BACKED -- 0.8%

Bear Stearns Asset Backed Securities Trust (Class A)
  2.97% 01/25/34..............................................................................        8,643         7,762(h,i)
Capital Auto Receivables Asset Trust (Class A)
  4.10% 01/15/10..............................................................................       90,000        89,100(b,d,i)
Capital One Master Trust (Class C)
  6.70% 06/15/11..............................................................................       64,000        64,717(b,h,q)
Carmax Auto Owner Trust
  4.35% 03/15/10..............................................................................       36,488        36,619(h)
Chase Funding Mortgage Loan Asset-Backed Certificates
  3.10% 03/25/32..............................................................................       10,056         9,264(h,i)
Citibank Credit Card Issuance Trust
  4.45% 04/07/10..............................................................................       40,000        40,008(h,q)
Fleet Home Equity Loan Trust (Class A)
  2.79% 01/20/33..............................................................................       15,426        12,870(h,i)
Honda Auto Receivables Owner Trust (Class A)
  4.15% 10/15/10..............................................................................       43,583        43,748(h)
Mid-State Trust
  7.54% 07/01/35..............................................................................        6,280         6,530(h,q)
Peco Energy Transition Trust
  6.52% 12/31/10..............................................................................       29,000        30,982(h)
Residential Asset Mortgage Products, Inc.
  2.84% 03/25/34..............................................................................        3,204         3,084(h,i)
Residential Asset Securities Corp.
  3.10% 07/25/32..............................................................................        4,889         4,447(h,i)
Residential Asset Securities Corp. (Class A)
  4.16% 07/25/30..............................................................................       21,125        21,095(h)
Swift Master Auto Receivables Trust (Class A)
  2.92% 06/15/12..............................................................................    1,000,000       935,000(i)
Wells Fargo Home Equity Trust
  3.97% 05/25/34..............................................................................       17,056        16,418(h)
                                                                                                                1,321,644

CORPORATE NOTES -- 3.2%

Abbey National PLC
  7.95% 10/26/29..............................................................................       37,000        40,899(h)
AES Ironwood LLC
  8.86% 11/30/25..............................................................................      109,100       118,373
American Electric Power Company, Inc. (Series D)
  5.25% 06/01/15..............................................................................       64,000        60,405(h)
American International Group, Inc.
  5.85% 01/16/18..............................................................................       45,000        43,585
American Railcar Industries, Inc.
  7.50% 03/01/14..............................................................................       30,000        26,400
Amgen, Inc.
  5.85% 06/01/17..............................................................................       45,000        45,052
Archer-Daniels-Midland Co.
  6.45% 01/15/38..............................................................................       44,000        44,306
Arizona Public Service Co.
  6.25% 08/01/16..............................................................................       20,000        19,267(h)
BAC Capital Trust VI
  5.63% 03/08/35..............................................................................       58,000        48,415(h)
Banco Santander Chile
  5.38% 12/09/14..............................................................................       53,000        51,682(b,h)
Bank of America Corp.
  8.00% 12/29/49..............................................................................       45,000        45,054
Bear Stearns Companies Inc.
  5.85% 07/19/10..............................................................................       30,000        28,950
  6.95% 08/10/12..............................................................................      105,000       105,052
BellSouth Corp.
  4.20% 09/15/09..............................................................................       50,000        50,441(h)
  6.55% 06/15/34..............................................................................       11,000        10,670(h)
Bristol-Myers Squibb Co.
  5.88% 11/15/36..............................................................................       30,000        28,832
British Telecommunications PLC
  8.63% 12/15/10..............................................................................       35,000        38,288(h)
Cadbury Schweppes US Finance LLC
  3.88% 10/01/08..............................................................................       54,000        53,884(b,h)
Capital One Bank
  6.50% 06/13/13..............................................................................       29,000        29,043(h)
Cargill Inc.
  5.20% 01/22/13..............................................................................       64,000        64,563(b)
  6.00% 11/27/17..............................................................................       75,000        75,649(b)
Carolina Power & Light Co.
  5.15% 04/01/15..............................................................................       26,000        26,473(h)
  5.70% 04/01/35..............................................................................       13,000        12,377(h)
  6.13% 09/15/33..............................................................................       13,000        13,103(h)
Chubb Corp.
  6.00% 05/11/37..............................................................................       40,000        35,982
Citigroup Capital
  8.30% 12/21/57..............................................................................       15,000        14,760
Citigroup, Inc.
  5.13% 02/14/11..............................................................................       70,000        70,295
COX Communications, Inc.
  7.13% 10/01/12..............................................................................       20,000        21,147
  7.75% 11/01/10..............................................................................       35,000        37,415

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE STRATEGIC INVESTMENT FUND                          March 31, 2008 (unaudited)

Schedule of Investments

                                                                                                 PRINCIPAL
                                                                                                   AMOUNT        VALUE
                                                                                                 ----------  ------------
Credit Suisse
  6.00% 02/15/18..............................................................................       48,000        47,883
CSX Transportation, Inc.
  9.75% 06/15/20..............................................................................        5,000         6,009(h)
CVS Caremark Corp.
  5.75% 06/01/17..............................................................................       61,000        61,722
Daimler Finance North America LLC
  4.05% 06/04/08..............................................................................       38,000        38,014(h)
Diageo Capital PLC
  5.20% 01/30/13..............................................................................       30,000        30,943
Dominion Resources, Inc. (Series B)
  6.30% 09/30/66..............................................................................      120,000       107,998
Dover Corp.
  6.50% 02/15/11..............................................................................       30,000        32,087
DP World Ltd.
  6.85% 07/02/37..............................................................................      100,000        83,156(b)
Duke Energy Carolinas LLC
  5.38% 01/01/09..............................................................................       15,000        15,201
EI Du Pont de Nemours & Co.
  4.88% 04/30/14..............................................................................       30,000        29,988
El Paso Electric Co.
  6.00% 05/15/35..............................................................................       25,000        22,267
Empresa Energetica de Sergipe and Sociedade Anonima de Eletrificaao da Paraiba
  10.50% 07/19/13.............................................................................       30,000        32,550(b,h)
Goldman Sachs Group, Inc.
  5.95% 01/18/18..............................................................................       30,000        29,599
  6.60% 01/15/12..............................................................................      110,000       116,723(h)
  6.88% 01/15/11..............................................................................       35,000        37,093
GTE Corp.
  7.51% 04/01/09..............................................................................       38,000        39,268(h)
Hewlett-Packard Co.
  5.50% 03/01/18..............................................................................       44,000        44,901
HSBC Bank USA NA
  4.63% 04/01/14..............................................................................      100,000        96,162
HSBC Capital Funding LP (Series 1)
  9.55% 12/31/49..............................................................................       48,000        51,591(b,h,q)
HSBC Finance Corp.
  6.75% 05/15/11..............................................................................       30,000        31,797
Hydro Quebec
  8.50% 12/01/29..............................................................................       25,000        35,705
IIRSA Norte Finance Ltd.
  8.75% 05/30/24..............................................................................      111,706       124,273(b,h)
ING Capital Funding TR III
  8.44% 12/29/49..............................................................................       50,000        49,174
ING Groep N.V.
  5.78% 12/29/49..............................................................................       50,000        41,106
International Steel Group Inc.
  6.50% 04/15/14..............................................................................       40,000        41,138
John Deere Capital Corp.
  4.50% 04/03/13..............................................................................       15,000        15,083
JP Morgan Chase & Co.
  7.00% 11/15/09..............................................................................       60,000        62,439
JP Morgan Chase Bank
  5.88% 06/13/16..............................................................................       30,000        31,068
Kansas Gas & Electric
  5.65% 03/29/21..............................................................................       18,680        18,070(h)
Lehman Brothers Holdings, Inc.
  2.65% 12/23/08..............................................................................        8,000         7,778(i)
  3.98% 10/22/08..............................................................................       17,000        16,554(i)
  5.63% 01/24/13..............................................................................       30,000        28,970
Marfrig Overseas Ltd.
  9.63% 11/16/16..............................................................................      100,000        95,500(b)
Markel Corp.
  7.35% 08/15/34..............................................................................       18,000        18,568(q)
McDonald's Corp.
  5.80% 10/15/17..............................................................................       30,000        31,220
  6.30% 03/01/38..............................................................................       44,000        44,498
Mediacom LLC/Mediacom Capital Corp.
  9.50% 01/15/13..............................................................................      135,000       124,200(h)
Merck & Company, Inc.
  5.75% 11/15/36..............................................................................        5,000         5,042
Metropolitan Life Global Funding I
  4.25% 07/30/09..............................................................................       60,000        60,614(b)
Midamerican Energy Holdings Co.
  6.13% 04/01/36..............................................................................       50,000        48,327
Mizuho Financial Group Cayman Ltd.
  8.38% 12/29/49..............................................................................       40,000        39,769(q)
Munich Re America Corp. (Series B)
  7.45% 12/15/26..............................................................................       30,000        32,898
Nelnet, Inc.
  5.13% 06/01/10..............................................................................       71,000        68,880(h,q)
NGPL PipeCo LLC
  7.12% 12/15/17..............................................................................       32,000        33,102(b)
Norfolk Southern Corp.
  6.00% 04/30/08..............................................................................       35,000        35,056(h)
Norfolk Southern Railway Co.
  9.75% 06/15/20..............................................................................       17,000        22,580(h)
Northeast Utilities (Series B)
  3.30% 06/01/08..............................................................................       22,000        21,992(h)
NorthWestern Corp.
  5.88% 11/01/14..............................................................................       88,000        88,686(h)
OPTI Canada Inc.
  8.25% 12/15/14..............................................................................       42,000        41,580
Pacific Gas & Electric Co.
  5.80% 03/01/37..............................................................................       30,000        28,219
PanAmSat Corp.
  9.00% 08/15/14..............................................................................       82,000        82,615(h)
Pemex Finance Ltd.
  9.03% 02/15/11..............................................................................       46,200        49,791(h)
Pemex Project Funding Master Trust
  6.13% 08/15/08..............................................................................        2,000         2,013
  7.88% 02/01/09..............................................................................       16,000        16,571
Petrobras International Finance Co.
  5.88% 03/01/18..............................................................................       16,000        15,446

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE STRATEGIC INVESTMENT FUND                          March 31, 2008 (unaudited)

Schedule of Investments

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT        VALUE
                                                                                                 ----------  ------------
PNC Preferred Funding Trust I
  6.52% 12/31/49..............................................................................   $  140,000  $    100,818(b,q)
Public Service Company of Colorado
  7.88% 10/01/12..............................................................................       50,000        56,995
Puget Sound Energy, Inc.
  3.36% 06/01/08..............................................................................       22,000        21,979(h)
  5.48% 06/01/35..............................................................................       38,000        31,850(h)
Puget Sound Energy, Inc. (Series A)
  6.97% 06/01/67..............................................................................       60,000        53,244(q)
Rabobank Capital Funding Trust
  5.25% 12/29/49..............................................................................       60,000        49,834(b,h,q)
Rock-Tenn Co.
  8.20% 08/15/11..............................................................................       80,000        82,000
Royal Bank of Scotland Group PLC
  5.00% 10/01/14..............................................................................       20,000        18,801
Sabine Pass LNG LP
  7.50% 11/30/16..............................................................................      100,000        96,500
Security Benefit Life Insurance
  8.75% 05/15/16..............................................................................       25,000        26,981(b,q)
Sierra Pacific Resources
  8.63% 03/15/14..............................................................................       40,000        42,002
Southern Copper Corp.
  7.50% 07/27/35..............................................................................       20,000        20,478
Sovereign Capital Trust VI
  7.91% 06/13/36..............................................................................       62,000        50,412(q)
Sprint Capital Corp.
  7.63% 01/30/11..............................................................................       94,000        86,950
Standard Chartered Bank Hong Kong Ltd.
  4.38% 12/03/14..............................................................................       70,000        70,129(q)
Stewart Enterprises, Inc.
  6.25% 02/15/13..............................................................................       50,000        46,750(h)
Telecom Italia Capital S.A.
  6.20% 07/18/11..............................................................................       21,000        20,897
Telefonica Emisiones SAU
  5.86% 02/04/13..............................................................................       75,000        75,737
TNK-BP Finance S.A.
  6.63% 03/20/17..............................................................................      100,000        86,500(b)
Transocean, Inc.
  6.00% 03/15/18..............................................................................       45,000        46,075
Tronox Worldwide LLC
  9.50% 12/01/12..............................................................................       65,000        55,575
UBS Preferred Funding Trust I
  8.62% 10/29/49..............................................................................       40,000        39,780
Valspar Corp.
  5.63% 05/01/12..............................................................................       30,000        30,166(q)
Verizon Global Funding Corp.
  7.25% 12/01/10..............................................................................       61,000        65,448
Verizon Pennsylvania, Inc.
  8.35% 12/15/30..............................................................................       20,000        23,037
Wachovia Corp. (Series K)
  7.98% 12/31/49..............................................................................       29,000        28,493
Wal-Mart Stores, Inc.
  5.80% 02/15/18..............................................................................       30,000        31,299
Weatherford International, Inc.
  5.95% 06/15/12..............................................................................       45,000        47,185
Wells Fargo & Co.
  5.63% 12/11/17..............................................................................       15,000        15,385
Westar Energy, Inc.
  7.13% 08/01/09..............................................................................       34,000        35,473(h)
Westlake Chemical Corp.
  6.63% 01/15/16..............................................................................       80,000        70,000
                                                                                                                5,220,612

NON-Agency COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.2%

Banc of America Alternative Loan Trust
  6.50% 07/25/35..............................................................................       43,970        41,439(h)
Banc of America Funding Corp.
  5.74% 03/20/36..............................................................................       31,833        33,686(h,i,q)
  5.82% 02/20/36..............................................................................       63,803        60,375(h,q)
Banc of America Mortgage Securities Inc. (Class B)
  5.38% 01/25/36..............................................................................       31,796        23,887(h,i)
Bear Stearns Commercial Mortgage Securities
  5.41% 03/11/39..............................................................................       35,000        34,769(h)
  5.48% 10/12/41..............................................................................       79,000        77,412
  5.53% 10/12/41..............................................................................       79,000        74,869
  6.02% 02/14/31..............................................................................       92,037        92,287(h)
Countrywide Alternative Loan Trust
  6.00% 03/25/36..............................................................................       19,956         1,017(h,q)
Countrywide Alternative Loan Trust (Class B)
  6.00% 05/25/36 - 08/25/36...................................................................       34,486        10,354(h,q)
Credit Suisse Mortgage Capital Certificates (Class C)
  5.65% 02/25/36..............................................................................       24,406        15,725(h,q)
Crusade Global Trust (Class A)
2.95% 09/18/34................................................................................       14,895        14,875(h,i)
CS First Boston Mortgage Securities Corp.
  5.25% 08/25/34..............................................................................       18,435        17,813
  5.33% 10/25/35..............................................................................       39,269        26,318(h,q)
  6.84% 07/15/37..............................................................................      789,596        15,467(b,d,h,q)
DLJ Commercial Mortgage Corp.
  6.24% 11/12/31..............................................................................      169,170       169,487(h)
First Union-Lehman Brothers-Bank of America
  6.56% 11/18/35..............................................................................        4,553         4,541(h)
GMAC Commercial Mortgage Securities, Inc.
  6.42% 05/15/35..............................................................................      249,451       249,344(h)
  6.47% 04/15/34..............................................................................       49,657        50,131(h)
GMAC Commercial Mortgage Securities, Inc. (Class X)
  6.73% 12/10/41..............................................................................    1,236,445        20,050(d,h,q)
Greenwich Capital Commercial Funding Corp.
  5.12% 04/10/37..............................................................................       62,818        62,430(h)

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE STRATEGIC INVESTMENT FUND                          March 31, 2008 (unaudited)

Schedule of Investments

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT       VALUE
                                                                                                 ----------  ------------
GS Mortgage Securities Corp II (Class A)
  5.80% 08/10/45..............................................................................      150,000       150,671
Indymac INDA Mortgage Loan Trust
  5.16% 01/25/36..............................................................................       63,829        41,170(h,q)
Indymac INDA Mortgage Loan Trust (Class B)
  5.16% 01/25/36..............................................................................       63,829        54,696(h,q)
JP Morgan Chase Commercial Mortgage Securities Corp.
  1.11% 01/12/39..............................................................................    1,006,451        26,233(b,h,q)
  6.06% 02/15/51..............................................................................      100,000        92,552
  6.20% 02/12/51..............................................................................       15,000         9,140(b,q)
  6.47% 11/15/35..............................................................................       45,511        47,121(h)
LB-UBS Commercial Mortgage Trust
  4.06% 09/15/27..............................................................................       74,022        72,411(h)
  6.71% 01/18/12..............................................................................      973,238        20,143(d,h,q)
  10.04% 01/15/36.............................................................................      542,790        27,728(b,d,h,q)
  10.43% 10/15/35.............................................................................      431,075        16,001(b,d,h,q)
  11.38% 03/15/36.............................................................................      905,520        21,363(b,d,h,q)
  11.58% 02/15/40.............................................................................      879,212        15,751(b,d,h,q)
LB-UBS Commercial Mortgage Trust (Class B)
  6.65% 07/14/16..............................................................................       28,000        28,925(b,h)
LB-UBS Commercial Mortgage Trust (Class F)
  6.24% 07/15/40..............................................................................       30,000        17,551(q)
LB-UBS Commercial Mortgage Trust (Class X)
  11.38% 12/15/39.............................................................................      786,149        11,576(b,d,h,q)
MASTR Alternative Loans Trust
  5.00% 08/25/18..............................................................................       56,625         8,644(d,g,h)
  6.50% 08/25/34 - 05/25/35...................................................................      136,489       129,527(h)
Merrill Lynch Mortgage Trust (Class A)
  5.61% 05/12/39..............................................................................       80,000        79,697(h)
Merrill Lynch/Countrywide Commercial Mortgage Trust
  5.42% 08/12/48..............................................................................      100,000        87,841
Merrill Lynch/Countrywide Commercial Mortgage Trust (Class A)
  5.49% 03/12/51..............................................................................      200,000       195,663
MLCC Mortgage Investors, Inc.
5.37% 02/25/36................................................................................       49,996        41,746(h)
Morgan Stanley Capital I
  5.28% 12/15/43..............................................................................       31,000        30,145
  5.33% 12/15/43..............................................................................       31,000        30,154
  5.39% 11/12/41..............................................................................       88,000        70,297
  5.69% 04/15/49..............................................................................      200,000       196,931
  5.71% 07/12/44..............................................................................      100,000        98,485(h)
  5.11% 04/15/33..............................................................................       67,692        68,483(h)
Morgan Stanley Dean Witter Capital I
  7.20% 10/15/33..............................................................................       19,757        20,230(h)
Morgan Stanley Dean Witter Capital I (Class A)
  6.54% 02/15/31..............................................................................       15,297        15,657(h)
Nomura Asset Securities Corp. (Class A)
  6.59% 03/15/30..............................................................................       20,383        20,425(h)
Puma Finance Ltd. (Class A)
  2.76% 03/25/34..............................................................................       39,463        37,352(h,i)
  4.63% 10/11/34..............................................................................       22,345        21,572(h,i)
Residential Accredit Loans, Inc.
  6.00% 01/25/36..............................................................................      155,335       106,139(h,q)
Residential Asset Securitization Trust (Class A)
  3.00% 05/25/35..............................................................................      195,836       143,916(h,i)
Structured Asset Securities Corp. (Class X)
  2.16% 02/25/28..............................................................................       46,908           235
Wachovia Bank Commercial Mortgage Trust
  5.74% 06/15/49..............................................................................      150,000       149,524
Wachovia Bank Commercial Mortgage Trust (Class E)
  5.90% 02/15/51..............................................................................       90,000        56,125(q)
Wells Fargo Mortgage Backed Securities Trust
  5.50% 01/25/36..............................................................................       63,997        43,947(h)
Wells Fargo Mortgage Backed Securities Trust (Class B)
  5.50% 03/25/36..............................................................................      249,197       178,039(h)
                                                                                                                3,580,082

Sovereign BONDS - 0.1%

Government of Bahamas
  6.63% 05/15/33..............................................................................       26,000        30,417(b,h,q)
Government of Canada
  7.50% 09/15/29..............................................................................       50,000        66,207
Government of Manitoba Canada
  4.90% 12/06/16..............................................................................       35,000        37,390
Government of Panama
  6.70% 01/26/36..............................................................................       30,000        30,525
                                                                                                                  164,539

TOTAL BONDS AND NOTES (COST $34,164,560)......................................................                 33,381,277

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

                                                                                                   NUMBER
                                                                                                  OF SHARES     VALUE
                                                                                                  --------- --------------
EXCHANGE TRADED FUNDS -- 1.1%

Financial Select Sector SPDR Fund.............................................................     13,138   $      326,742(o)
Industrial Select Sector SPDR Fund............................................................     36,671        1,371,496(h,o)

TOTAL EXCHANGE TRADED FUNDS (COST $1,482,417).................................................                   1,698,238

OTHER INVESTMENTS -- 0.3%

GEI Investment Fund (COST $541,846)...........................................................                     422,640(k)

TOTAL INVESTMENTS IN SECURITIES (COST $140,197,692)...........................................                 147,049,524

SHORT-TERM INVESTMENTS -- 13.4%*

GE Money Market Fund Institutional Class 2.08%  (COST $21,583,709)............................                  21,583,709(d,p)

TOTAL INVESTMENTS (COST $161,781,401).........................................................                 168,633,233

LIABILITIES IN EXCESS OF OTHER ASSETS, NET -- (4.4)%...........................................                 (6,969,865)
                                                                                                           ---------------
NET ASSETS -- 100.0%...........................................................................            $   161,663,368
                                                                                                           ===============

----------

* The financial statement figure presented above for Short-Term Investments includes collateral received from transactions such as loans of portfolio securities and amounts held pending settlement of securities transactions. In evaluating the GE Strategic Investment Fund's net cash level, portfolio management takes into account certain of the Fund's liabilities in excess of other assets, such as liabilities associated with loans of portfolio securities and securities pending settlement, and equitized cash. The Fund's net cash level is not expected to exceed 10%.

OTHER INFORMATION

The GE Strategic Investment Fund had the following long futures contracts open at March 31, 2008 (unaudited):

                                                                                            NUMBER       CURRENT      UNREALIZED
                                                                              EXPIRATION      OF        NOTIONAL     APPRECIATION/
DESCRIPTION                                                                      DATE      CONTRACTS      VALUE     (DEPRECIATION)
-----------                                                                  -----------  ----------  ------------  --------------
Euro Schatz Fut...........................................................   June 2008        29      $  4,802,209    $  (35,010)
S&P 500 Index Futures.....................................................   June 2008         2           662,000        15,739
U.S. Treasury Notes 5Yr. Futures..........................................   June 2008        16         1,827,750         4,948

The GE Strategic Investment Fund had the following short futures contracts open at March 31, 2008 (unaudited):

                                                                                            NUMBER       CURRENT      UNREALIZED
                                                                               EXPIRATION     OF        NOTIONAL     APPRECIATION/
DESCRIPTION                                                                       DATE     CONTRACTS      VALUE     (DEPRECIATION)
-----------                                                                   ----------  ----------  ------------   --------------
DJ Euro Stoxx 50 Index Futures............................................    June 2008       2       $  (112,471)   $      (127)
Topix Index Futures.......................................................    June 2008       1          (122,118)           301
U.S. Treasury Notes 10 Yr. Futures........................................    June 2008       7          (832,672)           137
                                                                                                                     -----------
                                                                                                                     $   (14,012)
                                                                                                                     ===========

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE Government Securities Fund

                                                                    (Q & A LOGO)

The GE Government Securities Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey and Chitranjan Sinha. As lead portfolio manager for the Fund, Mr. Healey chooses the portfolio managers for the team, oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager has discretionary authority over his portion of the Fund. See portfolio managers' biographical information beginning on page 148.

Q. HOW DID THE GE GOVERNMENT SECURITIES FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2008?

A. For the six-month period ended March 31, 2008 the GE Government Securities Fund returned 7.30% for the Class A shares, 6.73% for the Class B shares, and 6.93% for the Class C shares. The Lehman Brothers Government Bond Index, the Fund's benchmark, returned 7.93% and the Fund's Lipper group of 85 Intermediate U.S Government Funds returned an average of 5.83% for the same period.

Q. REVIEW WHAT HAPPENED IN THE FIXED INCOME MARKET OVER THE SIX-MONTH PERIOD ENDING MARCH 31, 2008.

A. In a flight to quality set off by the troubled sub-prime mortgage market, U.S. Treasury yields fell dramatically over the last six-months. The 2-year note yield fell 242 bps to 1.58%, reflecting the Federal Reserves 250 bps reduction in the fed funds rate to 2.25%. The 10-year note yield dropped 114 bps, muted somewhat by inflation concerns resulting in a yield curve steepening between 2 and 10-year maturities of 128 bps. Weaker economic growth, slumping equity prices and fears of impending recession put pressure on all non-treasury security yield spreads. The yield spread for the Lehman Brothers Aggregate Bond Index widened by 64 bps as commercial mortgage-backed securities (CMBS), asset-backed securities
      (ABS) and credit sector spreads widened by 229, 258 and 129 bps respectively. High yield debt spreads widened 380 bps in general while emerging market debt spreads increased by 130 bps. Away from cutting the fed funds rate, the Fed took various measures for providing liquidity to the financial system still reeling from the sub-prime fallout in hopes of averting a financial collapse and propping up an ailing economy.

Q.    WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. The Fund was well positioned versus the benchmark regarding duration, yield curve and sector allocation. Fund duration and yield curve positioning were set up to take advantage of lower rates and a steeper yield curve, which did occur. Underweighting in agency debt vis-a-vis U.S. treasuries took advantage of spread widening, which positively impacted relative return.

                                                    [PHOTO OF WILLIAM M. HEALEY]

                                                        Pictured to the  right:
                                                        William M. Healey

GE Government Securities Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER  01, 2007 - MARCH 31, 2008

                                                          ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE       EXPENSES PAID
                                                       BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)  DURING THE PERIOD ($)*
                                                       ---------------------------    ---------------------  ----------------------
ACTUAL FUND RETURN**
  Class A..........................................             1,000.00                    1,072.96               4.94
  Class B..........................................             1,000.00                    1,067.26               8.82
  Class C..........................................             1,000.00                    1,069.29               8.78

HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
  Class A..........................................             1,000.00                    1,020.05               4.80
  Class B..........................................             1,000.00                    1,016.37               8.57
  Class C..........................................             1,000.00                    1,016.42               8.52

------------

* Expenses are equal to the Fund's annualized expense ratio of 0.95% for Class A, 1.70% for Class B and 1.69% for Class C, (from period October 01, 2007 -- March 31, 2008), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period).

** Actual Fund Returns for six-month period ended March 31, 2008 were as follows: 7.30% for Class A shares, 6.73% for Class B shares and 6.93% for Class C shares.

GE Government Securities Fund

FIVE YEAR TREASURY NOTE YIELD HISTORY
4/1/07 - 3/31/08

                               [PERFORMANCE GRAPH]
INVESTMENT PROFILE

A mutual fund designed for investors who seek a high level of current income consistent with safety of principal by investing at least 80% of its net assets in U.S. Government securities under normal market conditions.

LIPPER PERFORMANCE COMPARISON

Intermediate U.S. Government Peer Group

Based on average annual total returns for the periods ended 3/31/08

                                                                                                   SIX    ONE     FIVE     TEN
                                                                                                  MONTHS  YEAR    YEAR    YEAR
                                                                                                  ------ ------  -----   ------
Number of  Funds in  peer group:.............................................................       85     83      72      54
Peer group  average annual total return:.....................................................     5.83%  8.05%   3.64%   5.17%

Lipper categories in peer group: Intermediate U.S. Government

CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES

                               [PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                                                                                       ENDING
                                                                                                                     VALUE OF A
                                                                                      SIX     ONE      FIVE     TEN    $10,000
                                                                                     MONTHS   YEAR     YEAR    YEAR  INVESTMENT
                                                                                     ------  -------  ------  ------ -----------
GE Government Securities.........................................................    7.30%   10.22%   3.78%   5.35%     16,837
W/load...........................................................................    2.74%    5.54%   2.89%   4.89%     16,121
LB Government Bond Index.........................................................    7.93%   11.43%   4.70%   6.18%     18,218

                                 CLASS B SHARES

                               [PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                                                                                      ENDING
                                                                                                                     VALUE OF A
                                                                                       SIX     ONE     FIVE     TEN   $10,000
                                                                                     MONTHS   YEAR     YEAR    YEAR  INVESTMENT
                                                                                     ------  -------  ------  ------ -----------
GE Government Securities.........................................................    6.73%    9.35%   2.98%   4.77%     15,934
W/load...........................................................................    3.73%    6.35%   2.98%   4.77%
LB Government Bond Index.........................................................    7.93%   11.43%   4.70%   6.18%     18,218

                                 CLASS C SHARES

                               [PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                                                                                        ENDING
                                                                                                                      VALUE OF A
                                                                                      SIX     ONE    FIVE     SINCE    $10,000
                                                                                    MONTHS   YEAR    YEAR   INCEPTION INVESTMENT
                                                                                    ------  ------   -----  --------- ----------
GE Government Securities........................................................    6.93%    9.55%   3.05%    4.99%      15,129
W/load..........................................................................    5.93%    8.55%   3.05%    4.99%
LB Government Bond Index........................................................    7.93%   11.43%   4.70%    6.18%      17,113

                                                            [PERFORMANCE LEGEND]

AN INVESTMENT IN THE GE GOVERNMENT SECURITIES FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories. Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE GOVERNMENT SECURITIES FUND                         March 31, 2008 (unaudited)

Schedule of Investments
                                                   GE GOVERNMENT SECURITIES FUND

Portfolio Composition as a % of the Market Value of $163,097 (in thousands) as of March 31, 2008

                                   [PIE CHART]

                                                                                                 PRINCIPAL
                                                                                                  AMOUNT          VALUE
                                                                                              --------------  -------------
BONDS AND NOTES -- 100.0%
U.S. TREASURIES -- 64.3%
U.S. Treasury Bonds
  4.75% 02/15/37..........................................................................    $    7,822,000  $   8,395,353 (h)
U.S. Treasury Notes
  3.63% 12/31/12..........................................................................         9,562,000     10,081,789 (j)
  4.25% 11/15/17..........................................................................         8,188,000      8,731,764 (j)
  4.50% 03/31/09..........................................................................         8,465,000      8,714,633 (h)
  4.63% 11/15/09..........................................................................        12,596,000     13,213,960 (h,j)
  4.75% 05/31/12 - 08/15/17...............................................................         7,063,000      7,802,319 (h,j)
  4.88% 05/31/09 - 02/15/12...............................................................        20,760,000     21,586,507 (h)
                                                                                                                 78,526,325
FEDERAL AGENCIES -- 18.3%
Federal Home Loan Mortgage Corp.
  4.13% 12/21/12..........................................................................         5,300,000      5,508,757
  4.88% 02/09/10..........................................................................         3,040,000      3,183,452 (h)
  5.00% 04/18/17..........................................................................         2,500,000      2,669,178
  5.25% 07/18/11..........................................................................        10,150,000     10,936,806 (h)
                                                                                                                 22,298,193
AGENCY MORTGAGE BACKED -- 17.3%
Federal Home Loan Mortgage Corp.
  6.50% 04/01/31..........................................................................             2,671          2,789 (h)
  7.00% 12/01/26 - 02/01/30...............................................................             3,139          3,321 (h)
  7.50% 02/01/09 - 04/01/12...............................................................           191,701        198,493 (h)
Federal National Mortgage Assoc.
  5.50% 04/01/38..........................................................................        20,000,000     20,196,875
  6.00% 06/01/35..........................................................................            70,476         72,323 (h)
  7.50% 12/01/23..........................................................................            78,097         82,919 (h)
  9.00% 06/01/09 - 07/01/21...............................................................            20,656         22,249 (h)
  5.00% TBA...............................................................................           158,000        159,481 (c)
Government National Mortgage Assoc.
  8.50% 05/15/21 - 03/15/23...............................................................            12,593         13,906 (h)
  9.00% 07/15/16..........................................................................           301,351        324,397 (h)
                                                                                                                 21,076,753
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
Morgan Stanley Dean Witter Capital I (Class A)
  6.54% 02/15/31..........................................................................           119,324        122,128 (h)
TOTAL BONDS AND NOTES   (COST $118,106,029)                                                                     122,023,399

SECURITIES PURCHASED WITH COLLATERAL FROM SECURITIES ON LOAN -- 10.2%

ASSET BACKED -- 4.5%
Accredited Mortgage Loan Trust (Class A)
  2.90% 07/25/34..........................................................................           231,061        145,018 (i)
Bear Stearns Asset Backed Securities Trust (Class A)
  2.97% 01/25/34..........................................................................             5,612          5,040 (i)
Option One Mortgage Loan Trust (Class A)
  3.44% 02/25/33..........................................................................           371,544        304,066 (i)
Providian Gateway Master Trust (Class A)
  3.18% 07/15/11..........................................................................           800,000        799,000 (b,i,q)
Residential Asset Mortgage Products, Inc.
  3.26% 12/25/33.........................................................................              5,677          5,671 (i)
Residential Asset Securities Corp. (Class A)
  3.24% 11/25/33.........................................................................            557,035        460,100 (i)
Swift Master Auto Receivables Trust (Class A)
  2.92% 06/15/12.........................................................................          4,000,000      3,740,000 (i)
                                                                                                                  5,458,895
CORPORATE NOTES -- 1.6%
Prudential Financial, Inc.
  3.02% 06/13/08.........................................................................          2,000,000      1,997,824 (i)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.1%
Banc of America Large Loan Inc.
  3.03% 03/15/22.........................................................................          1,500,000      1,402,663 (b,d,i)

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE GOVERNMENT SECURITIES FUND                         March 31, 2008 (unaudited)

Schedule of Investments

                                                                                                 PRINCIPAL
                                                                                                  AMOUNT          VALUE
                                                                                              --------------  -------------

Bear Stearns Asset Backed Securities Trust (Class A)
  3.39% 07/25/36.........................................................................          1,418,267      1,326,578 (i)
Crusade Global Trust (Class A)
  2.95% 09/18/34.........................................................................            373,844        373,347 (i)
Lehman Brothers Floating Rate Commercial Mortgage Trust
  2.99% 10/15/17.........................................................................            186,356        174,498 (b,i)
Nomura Asset Acceptance Corp.
  2.73% 03/25/37.........................................................................          1,538,413      1,401,890 (i)
Residential Accredit Loans, Inc.
  2.90% 03/25/34.........................................................................            243,239        232,186 (i)
Thornburg Mortgage Securities Trust (Class A)
  3.28% 04/25/43.........................................................................            153,225        149,270 (i)
                                                                                                                  5,060,432

TOTAL SECURITIES PURCHASED WITH COLLATERAL FROM SECURITIES ON LOAN
 (COST $13,391,580)                                                                                              12,517,151

OTHER INVESTMENTS -- 0.5%

OTHER INVESTMENTS -- 0.3%

GEI Investment Fund......................................................................                           404,216 (k)

OTHER INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES ON LOAN -- 0.2%

GEI Investment Fund......................................................................                           239,731 (k)

TOTAL OTHER INVESTMENTS (COST $825,573)..................................................                           643,947

TOTAL INVESTMENTS IN SECURITIES (COST $132,323,182)......................................                       135,184,497

SHORT-TERM INVESTMENTS -- 22.9%

SHORT-TERM INVESTMENTS -- 16.1%

GE Money Market Fund Institutional Class   2.08%.........................................                        19,651,748 (d,p)

SHORT-TERM SECURITIES PURCHASED WITH COLLATERAL FROM SECURITIES ON LOAN - 6.8%

GE Money Market Fund Institutional Class   2.08%.........................................                         8,260,554 (d,p)

TOTAL SHORT-TERM INVESTMENTS (COST $27,912,302)..........................................                        27,912,302

TOTAL INVESTMENTS (COST $160,235,484)....................................................                       163,096,799

LIABILITIES IN EXCESS OF OTHER ASSETS, NET -- (33.6)%.....................................                      (40,975,801)
                                                                                                              -------------
NET ASSETS -- 100.0%......................................................................                    $ 122,120,998
                                                                                                              =============

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE GOVERNMENT SECURITIES FUND                         March 31, 2008 (unaudited)

Schedule of Investments

OTHER INFORMATION

The GE Government Securities Fund had the following long futures contracts open at March 31, 2008 (unaudited):

                                                                                       NUMBER      CURRENT      UNREALIZED
                                                                        EXPIRATION       OF        NOTIONAL    APPRECIATION/
DESCRIPTION                                                                DATE       CONTRACTS     VALUE     (DEPRECIATION)
-----------                                                             ----------    ---------  ------------ --------------
Euro Schatz Future...............................................        June 2008        90     $ 14,903,406  $   (108,482)
U.S. Treasury Notes 5 Yr. Futures................................        June 2008       113       12,908,484         8,275
U.S. Treasury Notes 10 Yr. Futures...............................        June 2008        47        5,590,797        21,261

The GE Government Securities Fund had the following short futures contracts open at March 31, 2008 (unaudited):

                                                                                       NUMBER      CURRENT      UNREALIZED
                                                                        EXPIRATION       OF       NOTIONAL     APPRECIATION/
DESCRIPTION                                                                DATE       CONTRACTS     VALUE     (DEPRECIATION)
-----------                                                          ---------------  ---------  ------------ --------------
U.S. Treasury Notes 2 Yr. Futures...............................         June 2008       66      $(14,167,313) $     15,864
                                                                                                               ------------
                                                                                                               $    (63,082)
                                                                                                               ============

See Notes to Schedules of Investments on page xxx and Notes to Financial Statements on page xxx.

GE Short-Term Government Fund

                                                                    [Q&A LOGO]

The GE Short-Term Government Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey, Mark H. Johnson and Chitranjan Sinha. As lead portfolio manager for the Fund, Mr. Colonna chooses the portfolio managers for the team, oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager has discretionary authority over his portion of the Fund. See portfolio managers' biographical information beginning on page 148.

Q. HOW DID THE GE SHORT-TERM GOVERNMENT FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2008?

A. For the six-month period ended March 31, 2008, the GE Short-Term Government Fund returned 3.50% for the Class A shares, 3.19% for the Class B shares, 3.12% for the Class C shares, 0.82% for the Class R shares and 3.64% for the Class Y shares. The Lehman Brothers 1-3 Year Government Bond Index, the Fund's benchmark, returned 5.34% and the Fund's Lipper peer group of 87 Short Term U.S. Government Funds returned an average of 3.26% for the same period

Q. REVIEW WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE SIX-MONTH PERIOD ENDING MARCH 31, 2008.

A. In a flight to quality set off by the troubled sub-prime mortgage market, U.S. Treasury yields fell dramatically over the last six-months. The 2-year note yield fell 242 bps to 1.58%, reflecting the Federal Reserves 250 bps reduction in the fed funds rate to 2.25%. The 10-year note yield dropped 114 bps, muted somewhat by inflation concerns resulting in a yield curve steepening between 2 and 10-year maturities of 128 bps. Weaker economic growth, slumping equity prices and fears of impending recession put pressure on all non-treasury security yield spreads. The yield spread for the Lehman Brothers Aggregate Bond Index widened by 64 bps as commercial mortgage-backed securities (CMBS), asset-backed securities
      (ABS) and credit sector spreads widened by 229, 258 and 129 bps respectively. High yield debt spreads widened 380 bps in general while emerging market debt spreads increased by 130 bps. Away from cutting the fed funds rate, the Fed took various measures for providing liquidity to the financial system still reeling from the sub-prime fallout in hopes of averting a financial collapse and propping up an ailing economy.

Q.    WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. The exposure to mortgage-backed securities hurt relative performance during the period as yield spreads versus government securities widened. Short-term holdings in predominantly AAA-rated ABS securities backed by sub-prime collateral experienced unexpected price deterioration, which lowered relative return versus the benchmark.

                                                         [PHOTO OF PAUL COLONNA]

                                          Pictured to the right: Paul M. Colonna

GE Short-Term Government Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER  01, 2007 -- MARCH 31, 2008

                                                             ACCOUNT VALUE AT THE      ACCOUNT VALUE AT THE     EXPENSES PAID
                                                          BEGINNING OF THE PERIOD ($)    END OF THE PERIOD  (DURING THE PERIOD ($)*
                                                          ---------------------------  -------------------- -----------------------
ACTUAL FUND RETURN**
  Class A............................................              1,000.00                  1,035.11               4.07
  Class B............................................              1,000.00                  1,032.03               7.11
  Class C............................................              1,000.00                  1,031.24               7.87
  Class R............................................              1,000.00                   1008.15               5.17
  Class Y............................................              1,000.00                  1,036.46               2.80

HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
  Class A............................................              1,000.00                  1,020.78               4.04
  Class B............................................              1,000.00                  1,017.84               7.06
  Class C............................................              1,000.00                  1,017.10               7.82
  Class R............................................              1,000.00                  1,019.66               5.23
  Class Y............................................              1,000.00                  1,022.01               2.78

------------

* Expenses are equal to the Fund's annualized expense ratio of 0.80% for Class A, 1.40% for Class B, 1.55% for Class C, 1.03% for Class R, and 0.55% for Class Y (from period October 01, 2007 -- March 31, 2008), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period).

** Actual Fund Returns for six-month period ended March 31, 2008 were as follows: 3.50% for Class A shares, 3.19% for Class B shares, 3.12% for Class C shares, since inception of 0.82% for Class R shares and 3.64% for Class Y shares.

GE Short-Term Government Fund

TWO YEAR TREASURY NOTE YIELD HISTORY
4/1/07 - 3/31/08

                               [PERFORMANCE GRAPH]

INVESTMENT PROFILE

A mutual fund designed for investors who seek a high level of income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in U.S. Government securities under normal market conditions.

LIPPER PERFORMANCE COMPARISON

Short Term U.S. Government Bond Peer Group

Based on average annual total returns for the periods ended 3/31/08

                                                                                                    SIX     ONE    FIVE    TEN
                                                                                                   MONTHS  YEAR    YEAR    YEAR
                                                                                                   ------  -----   -----   -----
Number of  Funds in  peer group:..............................................................       87      86      74      50
Peer group  average annual total return:......................................................     3.26%   5.64%   2.76%   4.23%

Lipper categories in peer group: Short term U.S. Government Bond

CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES

                               [PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                                                                                        ENDING
                                                                                                                       VALUE OF A
                                                                                         SIX     ONE    FIVE    TEN     $10,000
                                                                                        MONTHS  YEAR    YEAR    YEAR   INVESTMENT
                                                                                        ------  -----   -----   -----  ----------
GE Short-Term Government...........................................................      3.50%  6.06%   2.97%   4.43%    15,417
W/load.............................................................................      0.92%  3.41%   2.44%   4.16%    15,031
LB 1-3 Year Government Bond Index..................................................      5.34%  8.74%   3.65%   4.99%    16,278

                                 CLASS B SHARES

                               [PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                                                                                        ENDING
                                                                                                                       VALUE OF A
                                                                                         SIX     ONE    FIVE    TEN     $10,000
                                                                                        MONTHS  YEAR    YEAR    YEAR   INVESTMENT
                                                                                        ------  -----   -----   -----  ----------
GE Short-Term Government...........................................................      3.19%  5.43%   2.35%   4.05%     14,867
W/load.............................................................................      0.19%  2.43%   2.35%   4.05%
LB 1-3 Year Government Bond Index..................................................      5.34%  8.74%   3.65%   4.99%     16,278

                                 CLASS C SHARES

                               [PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                                                                                         ENDING
                                                                                                                        VALUE OF A
                                                                                       SIX      ONE    FIVE   SINCE      $10,000
                                                                                      MONTHS   YEAR    YEAR  INCEPTION  INVESTMENT
                                                                                      ------   -----  -----  ---------  ----------
GE Short-Term Government..........................................................     3.12%   5.27%   2.20%   3.59%      13,499
W/load............................................................................     2.12%   4.27%   2.20%   3.59%
LB 1-3 Year Government Bond Index.................................................     5.34%   8.74%   3.65%   4.95%      15,074

                                 CLASS R SHARES

                               [PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                                                                                        ENDING
                                                                                                                      VALUE OF A
                                                                                       ONE     SINCE                   $10,000
                                                                                      MONTH  INCEPTION  COMMENCEMENT  INVESTMENT
                                                                                      -----  ---------  ------------  ----------
GE Short-Term Government..........................................................    0.10%    0.82%       01/29/08      10,071
LB 1-3 Year Government Bond Index.................................................    0.30%    1.25%                     10,125

                                 CLASS Y SHARES

                               [PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                                                                                         ENDING
                                                                                                                       VALUE OF A
                                                                                         SIX      ONE   FIVE    TEN     $10,000
                                                                                        MONTHS   YEAR   YEAR    YEAR   INVESTMENT
                                                                                        ------  ------  -----   ----   ----------
GE Short-Term Government............................................................    3.64%   6.33%   3.22%   4.66%    15,767
LB 1-3 Year Government Bond Index...................................................    5.34%   8.74%   3.65%   4.99%    16,278

AN INVESTMENT IN THE GE SHORT-TERM GOVERNMENT FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories. Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE SHORT-TERM GOVERNMENT FUND                         March 31, 2008 (unaudited)

GE Short-Term Government Fund

Portfolio Composition as a % of Market Value of $114,140 (in thousands) as of March 31, 2008

                                   [PIE CHART]

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT          VALUE
                                                                                               --------------  --------------
BONDS AND NOTES -- 92.9%

U.S. TREASURIES -- 13.5%

U.S. Treasury Notes
  3.63% 01/15/10...........................................................................    $    1,000,000  $    1,036,040(j)
  4.63% 10/31/11...........................................................................         3,080,000       3,356,646(j)
  4.75% 02/15/10...........................................................................           910,000         963,089
  4.88% 05/31/08 - 08/15/09................................................................         8,270,000       8,321,749(j)
                                                                                                                   13,677,524

FEDERAL AGENCIES -- 38.2%

Federal Home Loan Mortgage Corp
  3.25% 02/25/11...........................................................................        38,000,000      38,723,877

AGENCY MORTGAGE BACKED -- 12.2%

Federal Home Loan Mortgage Corp.
  6.00% 12/01/08 - 11/01/21................................................................           619,141         637,097(h)
  6.50% 05/01/13...........................................................................            47,638          49,242(h)
  7.00% 02/01/12 - 04/01/36................................................................           258,518         272,232(h)
  7.50% 01/01/16 - 08/01/30................................................................           276,793         293,827(h)
  8.50% 10/01/10 - 11/01/20................................................................           113,489         122,245(h)
  8.75% 08/01/08...........................................................................             1,762           1,782(h)
Federal National Mortgage Assoc.
  4.03% 06/01/33...........................................................................           315,996         319,807(h,i)
  4.12% 07/01/33...........................................................................           419,637         421,617(h,i)
  4.41% 05/01/33...........................................................................           273,940         274,403(h,i)
  5.66% 05/01/37...........................................................................         1,889,912       1,939,662(h,i)
  6.00% 01/01/12 - 04/01/33................................................................           488,447         503,789(h)
  6.25% 06/01/33...........................................................................            63,928          65,167(h,i)
  6.50% 05/01/17 - 05/01/33................................................................           459,742         479,130(h)
  6.63% 12/01/32...........................................................................            74,399          75,658(h,i)
  6.91% 06/01/33...........................................................................            70,502          71,658(h,i)
  7.00% 03/01/17 - 04/01/36................................................................         1,162,040       1,224,900(h)
  7.02% 07/01/33...........................................................................            23,182          23,739(h,i)
  7.50% 06/01/11 - 05/01/34................................................................         1,317,188       1,412,582(h)
  8.00% 03/01/22 - 11/01/33................................................................           191,418         204,201(h)
  8.50% 02/01/18 - 07/01/31................................................................           467,066         509,826(h)
  9.00% 08/01/10 - 03/01/31................................................................           560,132         617,643(h)
  9.50% 09/01/21...........................................................................            63,735          71,005(h)
  9.75% 02/01/21...........................................................................            94,049         109,604(h)
Government National Mortgage Assoc.
  6.00% 06/15/25 - 07/15/35................................................................           490,520         507,669(h)
  6.50% 09/15/16 - 09/15/35................................................................         1,353,216       1,411,631(h)
  7.00% 12/15/18 - 05/15/32................................................................           268,572         284,461(h)
  7.50% 02/15/09 - 01/15/25................................................................           308,345         326,101(h)
  8.00% 07/15/17...........................................................................            97,545         106,184(h)
  9.00% 08/15/09 - 12/15/09................................................................            37,810          37,996(h)
  9.50% 12/15/09...........................................................................             4,783           4,918(h)
                                                                                                                   12,379,776
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 28.1%
Federal Home Loan Mortgage Corp.
  3.25% 07/15/23...........................................................................           240,780         240,472(h)
  5.00% 11/15/12...........................................................................            61,147             210(d,g,h)
  5.00% 12/15/20 - 11/15/22................................................................           914,894         920,249(h)
  5.50% 04/15/26 - 10/15/29................................................................        13,455,997      13,767,512(h)
  6.00% 02/15/27...........................................................................         2,637,456       2,709,790
  6.50% 02/15/14...........................................................................           606,599          72,901(d,g,h)
  8.00% 01/15/34...........................................................................           185,140         190,264(h)
Federal National Mortgage Assoc.
  5.00% 08/25/29...........................................................................           282,922         282,609(h)
  5.50% 06/25/25 - 12/25/29................................................................         7,793,693       7,995,327(h)
  6.25% 04/25/33...........................................................................         1,319,192       1,354,103(h)
  16.58% 07/25/44..........................................................................         3,781,904         100,661(d,g,h)
  23.67% 05/25/18..........................................................................        17,318,415        61,138(d,g,h,i)
Federal National Mortgage Assoc. REMIC
  5.50% 02/25/31...........................................................................           829,060         830,508(h)
                                                                                                                   28,525,744

ASSET BACKED -- 0.1%

Security National Asset Sec Series Trust (Class A)
  6.36% 12/25/35...........................................................................            81,255          79,223(b,h,q)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.8%

Bank of America Alternative Loan Trust (Class 4)
  6.50% 06/25/35...........................................................................           313,424         288,182(h)

LB Commercial Conduit Mortgage Trust (Class B)
  6.36% 10/15/35...........................................................................           500,000         501,811(h)
                                                                                                                      789,993

TOTAL BONDS AND NOTES (COST $93,355,419)....                                                                       94,176,137

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE SHORT-TERM GOVERNMENT FUND                         March 31, 2008 (unaudited)

GE Short-Term Government Fund

                                                                                                PRINCIPAL
                                                                                                 AMOUNT            VALUE
                                                                                               ------------    -------------
SECURITIES PURCHASED WITH COLLATERAL FROM SECURITIES ON LOAN -- 11.5%

ASSET BACKED -- 6.9%

Countrywide Asset-Backed Certificates
 2.71% 06/25/35............................................................................    $    410,686    $     360,528 (i)
Discover Card Master Trust I (Class A)
 2.84% 05/15/11............................................................................         500,000          497,190 (i)
GSAMP Trust
 2.71% 05/25/36............................................................................         661,913          595,721 (b,i)
 2.75% 12/25/35............................................................................         436,399          426,430 (i)
Nissan Auto Lease Trust
 2.89% 02/15/13............................................................................       1,000,000          972,188 (i)
Providian Master Note Trust (Class A)
 2.85% 01/15/13............................................................................       2,000,000        1,987,812 (b,i)
Residential Asset Securities Corp.
 2.85% 01/25/36............................................................................       1,284,621        1,123,040 (i)
Residential Asset Securities Corp. (Class A)
 3.24% 11/25/33............................................................................         111,407           92,020 (i)
Superior Wholesale Inventory Financing Trust (Class A)
 3.00% 06/15/10............................................................................       1,000,000          996,847 (i)
                                                                                                                   7,051,776

CORPORATE NOTES -- 1.9%

Countrywide Financial Corp.
 3.24% 09/02/08............................................................................       2,000,000        1,937,566 (i)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.7%

Banc of America Large Loan Inc.
 3.03% 03/15/22............................................................................         500,000          467,554 (b,d,i)
Crusade Global Trust (Class A)
 2.95% 09/18/34............................................................................         157,419          157,209 (i)
JP Morgan Alternative Loan Trust
 2.66% 08/25/36............................................................................         456,341          453,808 (i)
Nomura Asset Acceptance Corp.
 2.73% 03/25/37............................................................................         769,206          700,945 (i)
Residential Accredit Loans, Inc.
 2.78% 07/25/36............................................................................       1,293,150          831,721 (i)
 2.90% 03/25/34............................................................................         100,770           96,191 (i)
                                                                                                                   2,707,428

TOTAL SECURITIES PURCHASED WITH COLLATERAL FROM SECURITIES ON LOAN
  (COST $12,685,136).......................................................................                       11,696,770

OTHER INVESTMENTS -- 0.1%

OTHER INVESTMENTS -- 0.1%

GEI Investment Fund........................................................................                          114,342 (k)

OTHER INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES ON LOAN -- 0.0%*

GEI Investment Fund .......................................................................                           35,256 (k)
TOTAL OTHER INVESTMENTS (COST $191,792)....................................................                          149,598
TOTAL INVESTMENT IN SECURITIES (COST $106,232,347).........................................                      106,022,505

SHORT-TERM INVESTMENTS -- 8.0%

SHORT-TERM INVESTMENTS -- 7.0%

GE Money Market Fund Institutional Class 2.08%.............................................                        7,110,458 (d,p)

SHORT-TERM SECURITIES PURCHASED WITH COLLATERAL FROM SECURITIES ON LOAN -- 1.0%

GE Money Market Fund Institutional Class 2.08%.............................................                        1,007,092 (d,p)

TOTAL SHORT-TERM INVESTMENTS (COST $8,117,551).............................................                        8,117,550

TOTAL INVESTMENTS (COST $114,349,898)......................................................                      114,140,055

LIABILITIES IN EXCESS OF OTHER ASSETS, NET -- (12.5)%......................................                      (12,641,352)
                                                                                                               -------------
NET ASSETS -- 100.0%.......................................................................                    $ 101,498,703
                                                                                                               =============

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE TAX-EXEMPT FUND

                                                                    [Q&A LOGO]

The GE Tax-Exempt Fund is managed by Michael J. Caufield. See portfolio managers' biographical information beginning on page 148.

Q. HOW DID THE GE TAX-EXEMPT INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2008?

A. For the six-month period ended March 31, 2008, the GE Tax-Exempt Fund returned 1.56% for the Class A shares, 1.08% for the Class B shares, 1.08% for the Class C shares and 1.63% for the Class Y shares. The Lehman Brothers 10 year Municipal Bond Index, the Fund's benchmark, returned 2.06%, and the Lipper peer group consisting of 164 Intermediate Municipal Bond Funds gained an average of 1.38% for the same period.

Q.    WHAT WERE THE PRIMARY DRIVERS BEHIND FUND PERFORMANCE?

A. Over the past six-months, municipal market performance was driven by unprecedented interest rate volatility related to the collapse of the sub-prime mortgage sector. Municipal values were adversely affected by a variety of factors, which were more technical rather than fundamental in nature, as the unraveling of the short-term municipal auction rate and the variable rate demand markets in mid- February, caused a shift in dealer capital from the fixed rate market to support the floating rate market. As levered investors sought liquidity to unwind uneconomic trades, there was insufficient liquidity to meet the selling needs of such investors, which caused prices to be driven lower. The forced liquidation by several one-strategy hedge funds also drove bid ask spreads to all time wide relationships. The uncertainty as to the extent of hedge fund liquidation as well as a growing new issue calendar, kept many traditional investors on the sideline.

      The Fund was able to provide relatively stable returns throughout this most turbulent period. The Fund's shorter duration and defensive coupon structure served it well during the first quarter of 2008. During the market's free fall in February, the Fund outperformed the benchmark by approximately 100 basis points. For the quarter, the Fund returned 0.42%, outperforming the Lehman 10 year Index by over 10 bps.

Q. WHAT HAPPENED IN THE U.S. ECONOMY DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 2008 AND HOW WAS THE PORTFOLIO POSITIONED WITH RESPECT TO SUCH ECONOMIC CONDITIONS?

A. An element of uncertainty that contributed to a volatile interest rate environment throughout 2007, continued to plague the market through the first quarter of 2008. Inflationary concerns fueled by rising commodity and energy prices as well a slowdown in the housing sector, contributed to a steeper municipal curve, widening credit spreads and several Federal Reserve rate cuts. In addition, the municipal market suffered, with other markets, the contagion of the sub prime housing market. The exposure of municipal bond insurers in the asset backed market led to concerns regarding the claims paying ability of monoline bond insurers, who guarantee about one-half of the $2.5 trillion outstanding municipal debt. When the rating agencies acted to reassess the capital adequacy of all monoline insurers, a temporary loss of confidence occurred in the sector, having a dramatic affect on trading relationships between the insured credits and the benchmark yield curve. The Fund, with a significant market underweight

                                                  [PHOTO OF MICHAEL J. CAUFIELD]

                                      Pictured to the right: Michael J. Caufield

GE Tax-Exempt Fund

      (-14%) in the insured sector, performed well during this unstable period. The Fund's moderate duration, high credit quality and a strong income component were all notable return contributors during the past six-months of unprecedented volatility. The Fund lagged the benchmark index primarily due to its healthcare component, which performed poorly during the fourth quarter of 2007, but turned in a strong quarter during early 2008 to narrow the Fund's variance with its benchmark index.

Q.    WHAT HAS BEEN THE INVESTMENT STRATEGY OF THE FUND OVER THE PAST
      SIX-MONTHS?

A. On balance, our strategy remained consistent with our long-term philosophy, which is the reliance on a strong income component, high credit quality and the maximization of income exempt from federal taxes. Sound credit principles continue to form the foundation of our process, the average credit quality of the Fund portfolio as a result, remained at the Aa1 level. While we have utilized our in-house research expertise to enhance income, we have limited our high yield credit exposure to less than 5% of our holdings. Fund duration continued to be managed within a narrow band, ranging from 4.75 -- 5.25 years, insulating the Fund to some degree from the significant interest rate volatility experienced in the last three months.

      Our long-term strategy continue to emphasize current income to rank it favorably among its peer group in terms of income. The Fund's adherence to a disciplined investment process, emphasizing credit quality, maximization of tax-exempt income and capital preservation, while limiting capital gains, has contributed to consistent returns over several interest rate cycles.

GE Tax-Exempt Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2007 - MARCH 31, 2008

                                                           ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE       EXPENSES PAID
                                                        BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)  DURING THE PERIOD ($)*
                                                        ---------------------------   ----------------------  ----------------------
ACTUAL FUND RETURN**
  Class A............................................              1,000.00                 1,015.56                 4.39
  Class B............................................              1,000.00                 1,010.83                 8.16
  Class C............................................              1,000.00                 1,010.81                 8.15
  Class Y............................................              1,000.00                 1,016.34                 3.08

HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
  Class A............................................              1,000.00                 1,020.44                 4.39
  Class B............................................              1,000.00                 1,016.76                 8.17
  Class C............................................              1,000.00                 1,016.76                 8.17
  Class Y............................................              1,000.00                 1,021.71                 3.08

------------

* Expenses are equal to the Fund's annualized expense ratio of 0.87% for Class A, 1.62% for Class B, 1.62% for Class C, and 0.61% for Class Y, (from period October 01, 2007 -- March 31, 2008), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period).

** Actual Fund Returns for six-month period ended March 31, 2008 were as follows: 1.56% for Class A shares, 1.08% for Class B shares, 1.08% for Class C shares, and 1.63% for Class Y shares.

GE Tax-Exempt Fund

QUALITY RATINGS AS OF MARCH 31, 2008
as a % of Market Value


MOODY'S/S&P/                                                    PERCENTAGE OF
FITCH RATING*                                                   MARKET VALUE
-------------                                                   -------------
Aaa/AAA.....................................................        69.00%
Aa/AA.......................................................        22.43%
A/A.........................................................         4.35%
Below A.....................................................         2.87%
Ba/BB and lower.............................................         1.35%
                                                               ----------
Peer group average annual total return:.....................       100.00%
                                                               ----------

------------

* Moody's Investors Services Inc, Standard & Poor's and Fitch are nationally recognized statistical rating organizations.

INVESTMENT PROFILE

A mutual fund designed for investors who seek as high a level of income exempt from Federal income taxation as is consistent with preservation of capital by investing primarily in investment-grade municipal obligations.

LIPPER PERFORMANCE COMPARISON

Intermediate Municipal Debt Peer Group

Based on average annual total returns for the periods ended 3/31/08

                                                                                                       SIX     ONE    FIVE     TEN
                                                                                                     MONTHS   YEAR    YEAR    YEAR
                                                                                                     ------   ----    ----    ----
Number of  Funds in  peer group:................................................................      164     158     120      76
                                                                                                     -----   -----   -----   -----
Peer group  average annual total return:........................................................     1.39%   2.61%   2.87%   4.04%
                                                                                                     -----   -----   -----   -----

Lipper categories in peer group:  Intermediate Municipal Debt

 CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES

                               [PERFORMANCE GRAPH]

 AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                                                                                         ENDING
                                                                                                                        VALUE OF A
                                                                                        SIX      ONE     FIVE    TEN     $10,000
                                                                                       MONTHS    YEAR    YEAR    YEAR   INVESTMENT
                                                                                      -------   ------   -----   -----  ----------
GE Tax-Exempt.....................................................................     1.56%     2.44%   2.56%   3.91%     14,670
W/load............................................................................    (2.76)%   (1.91)%  1.67%   3.46%     14,047
LB 10-Year Muni Index.............................................................     2.06%     3.83%   4.12%   5.14%     16,506

                                 CLASS B SHARES

                               [PERFORMANCE GRAPH]

 AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                                                                                         ENDING
                                                                                                                        VALUE OF A
                                                                                        SIX      ONE     FIVE    TEN     $10,000
                                                                                       MONTHS    YEAR    YEAR    YEAR   INVESTMENT
                                                                                      -------   ------   -----   -----  ----------
GE Tax-Exempt.....................................................................     1.08%     1.67%   1.77%   3.32%     13,864
W/load............................................................................    (1.92)%   (1.33)%  1.77%   3.32%
LB 10-Year Muni Index.............................................................     2.06%     3.83%   4.12%   5.14%     16,506

                                 CLASS C SHARES

                               [PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                                                                                           ENDING
                                                                                                                         VALUE OF A
                                                                                         SIX     ONE    FIVE     SINCE     $10,000
                                                                                        MONTHS   YEAR   YEAR   INCEPTION INVESTMENT
                                                                                        ------  ------  -----  --------- ----------
GE Tax-Exempt.......................................................................    1.08%   1.67%   1.79%   3.60%       13,511
W/load..............................................................................    0.08%   0.67%   1.79%   3.60%
LB 10-Year Muni Index...............................................................    2.06%   3.83%   4.12%   5.52%       15,795

                                 CLASS Y SHARES

                               [PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                                                                                         ENDING
                                                                                                                        VALUE OF A
                                                                                           SIX    ONE    FIVE    TEN     $10,000
                                                                                          MONTHS  YEAR   YEAR    YEAR   INVESTMENT
                                                                                          ------ ------  -----   -----  -----------
GE Tax-Exempt........................................................................     1.63%  2.73%   2.81%   4.64%     15,746
LB 10-Year Muni Index................................................................     2.06%  3.83%   4.12%   5.14%     16,506

                                                            [PERFORMANCE LEGEND]

See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories. Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE TAX-EXEMPT FUND                                    March 31, 2008 (unaudited)

Schedule of Investments

                               GE TAX-EXEMPT FUND

Portfolio Composition as a % of Market Value of $29,908
(in thousands) as of March 31, 2008

                                                                     [PIE CHART]

                                                                                                   PRINCIPAL
                                                                                                    AMOUNT          VALUE
                                                                                                  ------------  --------------
MUNICIPAL BONDS AND NOTES -- 99.2%

ARIZONA -- 2.6%

City of Scottsdale AZ
 4.00%  07/01/14..............................................................................    $    750,000  $      785,018

ARKANSAS -- 1.2%

Arkansas Housing Development Agency
 8.38%  07/01/11..............................................................................         315,000         369,986(l)

CALIFORNIA -- 6.2%

City of San Diego CA
 8.88%  02/01/11..............................................................................         110,000         121,305(l)
Los Angeles Department of Water & Power  (Series A) (AMBAC Insured)
 5.00%  07/01/37..............................................................................       1,000,000       1,000,660(n)
Sacramento Municipal Utility District
 6.80%  10/01/19..............................................................................          48,000          55,913(l)
 9.00%  04/01/13..............................................................................         600,000         688,716(l)
                                                                                                                     1,866,594

COLORADO -- 1.0%

City of Colorado Springs Co.
 8.50%  11/15/11..............................................................................          65,000          73,466(l)
Denver City & County CO
 7.00%  08/01/10..............................................................................         210,000         224,144(l)
                                                                                                                       297,610

CONNECTICUT -- 10.0%

City of New Haven CT (AMBAC Insured)
 5.38%  12/01/12..............................................................................       1,000,000       1,089,790(n)
Connecticut State Health & Educational Facility Authority
 7.00%  07/01/12..............................................................................         330,000         358,185(l)
South Central Regional Water Authority Water System Revenue (Series A) (MBIA Insured)
 5.00%  08/01/26..............................................................................       1,500,000       1,522,365(n)
                                                                                                                     2,970,340

FLORIDA -- 6.8%

City of Gainesville FL
 8.13%  10/01/14..............................................................................         145,000         165,745(l)
County of Sarasota FL (Series A) (FGIC Insured)
 5.00%  10/01/24..............................................................................         500,000         510,025(n)
Jacksonville Health Facilities Authority
 11.50%  10/01/12.............................................................................         200,000         271,256(l)
North Broward Hospital District
 5.25%  01/15/12..............................................................................         740,000         799,570(m)
State of Florida
 10.00%  07/01/14.............................................................................         235,000         295,129(l)
                                                                                                                     2,041,725

GEORGIA -- 3.5%

Columbus Medical Center Hospital Authority
 7.75%  07/01/10..............................................................................         140,000         149,295(l)
Metropolitan Atlanta Rapid Transit Authority
 7.00%  07/01/11..............................................................................         435,000         477,774(l)
Private Colleges & Universities Authority (Series A) 6.00%  06/01/11..........................         390,000         407,550
                                                                                                                     1,034,619

HAWAII -- 1.9%

State of Hawaii (FSA Insured)
 5.75%  02/01/14..............................................................................         500,000         566,335(n)

ILLINOIS -- 1.8%

Chicago Metropolitan Water  Reclamation District-Greater Chicago (Series D)
 5.00%  12/01/10..............................................................................         500,000         532,035

INDIANA -- 3.1%

Indiana Toll Road Commission
 9.00%  01/01/15..............................................................................         580,000         719,647(l)

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE TAX EXEMPT FUND                                    March 31, 2008 (unaudited)

Schedule of Investments

                                                                                                   PRINCIPAL
                                                                                                    AMOUNT          VALUE
                                                                                                  ------------  --------------
Purdue University (Series P)
 5.25%  07/01/11..............................................................................    $    200,000  $      215,564
                                                                                                                       935,211

IOWA -- 1.8%

Muscatine IA
 9.70%  01/01/13..............................................................................         485,000         546,479(l)

MAINE -- 1.8%

University of Maine (FSA Insured)
 5.38%  03/01/12..............................................................................         500,000         547,685(n)

MARYLAND -- 1.9%

County of Prince Georges MD  (FSA Insured)
 5.50%  05/15/12..............................................................................         500,000         552,300(n)

MASSACHUSETTS -- 2.7%

Commonwealth of Massachusetts (Series A) (FSA Insured)
 5.25%  12/15/12..............................................................................         500,000         551,615(n)
Massachusetts Port Authority
 13.00%  07/01/13.............................................................................         200,000         255,316(l)
                                                                                                                       806,931

MICHIGAN -- 2.4%

Detroit MI (Series A) (FSA Insured)
 5.25%  07/01/22..............................................................................         500,000         538,550(n)
Michigan State Hospital Finance Authority
 9.00%  05/01/08..............................................................................         175,000         176,036(l)
                                                                                                                       714,586

MINNESOTA -- 2.0%

State of Minnesota
 5.00%  08/01/18..............................................................................         450,000         493,079
Western Minnesota Municipal Power Agency
 6.63%  01/01/16..............................................................................         100,000         114,773(l)
                                                                                                                       607,852

MISSISSIPPI -- 1.9%

State of Mississippi
 5.50%  09/01/14..............................................................................         500,000         562,820

NEW JERSEY -- 6.2%

Atlantic County Improvement Authority  (MBIA Insured)
 7.40%  07/01/16..............................................................................         175,000         208,705(l,n)
Atlantic County Improvement Authority (Series A) (AMBAC Insured)
 7.40%  03/01/12..............................................................................         235,000         258,874(l,n)
New Jersey St. Transit Corporation  (AMBAC Insured)
 5.50%  09/15/11..............................................................................         500,000         539,915(n)
New Jersey State Turnpike Authority  (AMBAC Insured)
 6.50%  01/01/16..............................................................................          40,000          46,642(n)
 6.50%  01/01/16..............................................................................         210,000         241,668(l,n)
New Jersey Transportation Trust Fund Authority (Series C) (FSA Insured)
 5.75%  12/15/12..............................................................................         500,000         561,110(n)
                                                                                                                     1,856,914

NEW YORK -- 6.7%

City of New York
 5.13%  12/01/22..............................................................................       1,000,000       1,037,370
Erie County Water Authority  (Series A) (AMBAC Insured)
 6.00%  12/01/08..............................................................................         135,000         138,190(l,n)
New York State Dormitory Authority
 7.38%  07/01/16..............................................................................         580,000         678,629(l)
New York State Dormitory Authority  (Series B)
 7.50%  05/15/11..............................................................................          65,000          71,764
 7.50%  05/15/11..............................................................................          55,000          59,378(m)
                                                                                                                     1,985,331

NORTH CAROLINA -- 2.5%

City of Greensboro
 5.25%  06/01/23..............................................................................         500,000         543,170
North Carolina Municipal Power Agency No 1 Catawba
 10.50%  01/01/10.............................................................................         175,000         191,781(l)
                                                                                                                       734,951

OHIO -- 0.6%

Ohio State Water Development Authority (Series I) (AMBAC Insured)
 7.00%  12/01/09..............................................................................         160,000         166,230(l,n)

PENNSYLVANIA -- 9.3%

Allegheny County Hospital   Development Authority
 5.00%  11/15/28..............................................................................         500,000         403,540
 7.38%  07/01/12..............................................................................         315,000         345,158(l)
City of Philadelphia (MBIA Insured)
 6.25%  08/01/12..............................................................................         250,000         277,970(n)
City of Philadelphia (Series B) (MBIA Insured)
 7.00%  05/15/20..............................................................................         380,000         449,354(l,n)

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE TAX EXEMPT FUND                                    March 31, 2008 (unaudited)

Schedule of Investments

                                                                                                   PRINCIPAL
                                                                                                    AMOUNT          VALUE
                                                                                                  ------------  --------------
Delaware River Port Authority
 6.50%  01/15/11..............................................................................         120,000         128,052 (l)
Philadelphia Authority for Industrial Development
 5.25%  09/01/36..............................................................................         500,000         450,690
Pittsburgh Urban Redevelopment Authority (FGIC Insured)
 7.25%  09/01/14..............................................................................         635,000         722,528 (l,n)
                                                                                                                     2,777,292

PUERTO RICO -- 0.6%

Puerto Rico Aqueduct & Sewer Authority
 10.25%  07/01/09.............................................................................         170,000         180,202 (l)

SOUTH CAROLINA -- 5.2%

Charleston Educational Excellence Finance Corp.
 5.25%  12/01/27..............................................................................       1,000,000       1,002,430
Grand Strand Water & Sewer Authority  (FSA Insured)
 5.38%  06/01/13..............................................................................         500,000         544,690 (n)
                                                                                                                     1,547,120

TEXAS -- 6.9%

North Texas Tollway Authority (Series A)
 5.63%  01/01/33..............................................................................         500,000         500,880
Texas Municipal Gas Acquisition & Supply Corp. II
 4.18%  09/15/17..............................................................................       1,680,000       1,571,035 (i)
                                                                                                                     2,071,915

VIRGINIA -- 1.0%

Virginia Housing Development Authority (Series D)
 4.45%  07/01/11..............................................................................         295,000         306,664

WISCONSIN -- 7.6%

State of Wisconsin (Series A)
 6.60%  07/01/11..............................................................................         525,000         583,637 (l)
State of Wisconsin (Series A)  (FGIC Insured)
 5.25%  07/01/16..............................................................................       1,500,000       1,679,625 (m,n)
                                                                                                                     2,263,262
TOTAL BONDS AND NOTES
  (COST $29,244,162)..........................................................................                      29,628,007

OTHER INVESTMENTS -- 0.0%*

GEI Investment Fund
  (COST $7,430)...............................................................................                           5,795 (k)

TOTAL INVESTMENTS IN SECURITIES
  (COST $29,251,592)..........................................................................                      29,633,802

SHORT-TERM INVESTMENTS -- 0.9%

GE Money Market Fund   Institutional Class 2.08%
  (COST $273,757).............................................................................                         273,757 (d,p)

TOTAL INVESTMENTS
  (COST $29,525,349)..........................................................................                      29,907,559

LIABILITIES IN EXCESS OF OTHER
  ASSETS, NET -- (0.1)%........................................................................                        (41,870)
                                                                                                                --------------
NET ASSETS -- 100.0%...........................................................................                 $   29,865,689
                                                                                                                ==============

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE Fixed Income Fund

                                                                    [Q&A LOGO]

The GE Fixed Income Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey, Mark H. Johnson, James F. Palmieri and Vita Marie Pike. The team is lead by Mr. Colonna who is vested with oversight authority. Each portfolio manager is assigned a class of assets, the size of which are determined by team consensus and adjusted on a monthly basis, if necessary. Although each portfolio manager manages his or her asset class independent of the other team members, the team is highly collaborative and communicative. See portfolio managers' biographical information beginning on page 148.

Q. HOW DID THE GE FIXED INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2008?

A. For the six-month period ended March 31, 2008, the GE Fixed Income Fund returned 4.07% for the Class A shares, 3.60% for the Class B shares, 3.68% for the Class C shares, -0.17% for the Class R shares and 4.12% for the Class Y shares. The Lehman Brothers Aggregate Index, the Fund's benchmark, returned 5.23% and the Fund's Lipper peer group of 586 Intermediate Investment Grade Debt Funds returned an average of 2.29% for the same period.

Q. REVIEW WHAT HAPPENED IN THE FIXED INCOME MARKETS OVER THE SIX-MONTH PERIOD ENDED MARCH 31, 2008.

A. In a flight to quality set off by the troubled sub-prime mortgage market, U.S. Treasury yields fell dramatically over the last six-months. The 2-year note yield fell 242 bps to 1.58%, reflecting the Federal Reserves 250 bps reduction in the fed funds rate to 2.25%. The 10-year note yield dropped 114 bps, muted somewhat by inflation concerns resulting in a yield curve steepening between 2 and 10-year maturities of 128 bps. Weaker economic growth, slumping equity prices and fears of impending recession put pressure on all non-treasury security yield spreads. The yield spread for the Lehman Brothers Aggregate Bond Index widened by 64 bps as commercial mortgage-backed securities (CMBS), asset-backed securities
      (ABS) and credit sector spreads widened by 229, 258 and 129 bps respectively. High yield debt spreads widened 380 bps in general while emerging market debt spreads increased by 130 bps. Away from cutting the fed funds rate, the Fed took various measures for providing liquidity to the financial system still reeling from the sub-prime fallout in hopes of averting a financial collapse and propping up an ailing economy.

Q.    WHAT WERE THE PRIMARY DRIVERS BEHIND FUND PERFORMANCE?

A. The Fund was well positioned versus the benchmark with respect to duration, yield curve and sector allocation. The Fund duration and yield curve positioning were set up to take advantage of lower rates and a steeper yield curve, which did occur. Underweighting in investment grade corporate and mortgaged-backed securities (MBS) sectors took advantage of spread widening helped Fund performance. However, the Fund's exposure to high yield and emerging markets, albeit small, had a negative impact on performance. Further, short-term holdings in predominantly AAA-rated ABS securities backed by sub-prime collateral experienced unexpected price deterioration, which lowered relative return versus the benchmark.

                                                      [PHOTO OF PAUL M. COLONNA]

                                                          Pictured to the right:
                                                                 Paul M. Colonna

GE Fixed Income Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution fees, professional fees, and administrative fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

OCTOBER 01, 2007 - MARCH 31, 2008

                                                              ACCOUNT VALUE AT THE      ACCOUNT VALUE AT THE      EXPENSES PAID
                                                           BEGINNING OF THE PERIOD ($)    END OF THE PERIOD  (DURING THE PERIOD ($)*
                                                           --------------------------   -------------------- -----------------------
ACTUAL FUND RETURN**
  Class A.............................................          1,000.00                      1,040.73               4.36
  Class B.............................................          1,000.00                      1,035.95               8.19
  Class C.............................................          1,000.00                      1,036.79               8.19
  Class R.............................................          1,000.00                        998.29               5.45
  Class Y.............................................          1,000.00                      1,041.18               3.08

HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
  Class A.............................................          1,000.00                      1,020.54               4.29
  Class B.............................................          1,000.00                      1,016.86               8.07
  Class C.............................................          1,000.00                      1,016.86               8.07
  Class R.............................................          1,000.00                      1,019.36               5.53
  Class Y.............................................          1,000.00                      1,021.76               3.03

------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85% for Class A, 1.60% for Class B, 1.60% for Class C, 1.09% for Class R, and 0.60% for Class Y (from period October 01, 2007 -- March 31, 2008), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period).

** Actual Fund Returns for six-month period ended March 31, 2008 were as follows: 4.07% for Class A shares, 3.60% for Class B shares, 3.68% for Class C shares, since inception of (0.17)% for Class R shares and 4.12% for Class Y shares.

GE Fixed Income Fund

QUALITY RATINGS AS OF MARCH 31, 2008
as a % of Market Value


MOODY'S/S&P/                                                             PERCENTAGE OF
FITCH RATING*                                                            MARKET VALUE
-------------                                                            ------------
Aaa/AAA..............................................................        85.45%
Aa/AA................................................................         4.52%
A/A..................................................................         3.94%
Baa/BBB..............................................................         3.05%
Ba/BB and lower......................................................         3.04%
                                                                            ------
                                                                            100.00%
                                                                            ------

------------

* Moody's Investors Services Inc, Standard & Poor's and Fitch are nationally recognized statistical rating organizations.

INVESTMENT PROFILE

A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in debt securities under normal circumstances. The Fund invests primarily in a variety of investment grade debt securities such as mortgage-backed securities, corporate bonds, U.S. Government securities, and money market instruments.

LIPPER PERFORMANCE COMPARISON

Intermediate Investment Grade Debt Peer Group

Based on average annual total returns for the periods ended 3/31/08

                                                                                                   SIX    ONE    FIVE     TEN
                                                                                                 MONTHS  YEAR    YEAR    YEAR
                                                                                                 ------ ------  ------  ------
Number of  Funds in  peer group:............................................................      586    552     396     192
Peer group  average annual total return:....................................................     2.29%  3.73%   3.58%   5.08%

Lipper categories in peer group: Intermediate U.S. Government

 CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES

                               [PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                                                                                      ENDING
                                                                                                                     VALUE OF A
                                                                                      SIX     ONE    FIVE     TEN     $10,000
                                                                                     MONTHS   YEAR    YEAR    YEAR  INVESTMENT
                                                                                    -------- -----   -----   ------ ----------
GE Fixed Income.................................................................     4.07%   5.71%   3.81%   5.15%     16,523
W/load..........................................................................    (0.35)%  1.21%   2.91%   4.69%     15,821
LB Aggregate Bond Index.........................................................     5.23%   7.65%   4.58%   6.04%     17,971

                                 CLASS B SHARES

                               [PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                                                                                      ENDING
                                                                                                                     VALUE OF A
                                                                                       SIX    ONE     FIVE    TEN    $10,000
                                                                                      MONTHS  YEAR    YEAR    YEAR   INVESTMENT
                                                                                      ------  -----   -----   ------ ----------
GE Fixed Income..................................................................     3.60%   4.92%   3.03%   4.67%     15,784
W/load...........................................................................     0.60%   1.92%   3.03%   4.67%
LB Aggregate Bond Index..........................................................     5.23%   7.65%   4.58%   6.04%     17,971

                                 CLASS C SHARES

                               [PERFORMANCE GRAPH]

 AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                                                                                       ENDING
                                                                                                                     VALUE OF A
                                                                                      SIX     ONE    FIVE    SINCE     $10,000
                                                                                    MONTHS   YEAR    YEAR  INCEPTION INVESTMENT
                                                                                    -----   ------  -----  --------- ----------
GE Fixed Income.................................................................    3.68%   5.00%   3.03%   4.75%       14,842
W/load..........................................................................    2.68%   4.00%   3.03%   4.75%
LB Aggregate Bond Index.........................................................    5.23%   7.65%   4.58%   6.38%       16,911

                                 CLASS R SHARES

                               [PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                                                                                      ENDING
                                                                                                                    VALUE OF A
                                                                                   ONE       SINCE                   $10,000
                                                                                  MONTH    INCEPTION  COMMENCEMENT  INVESTMENT
                                                                                  ------   ---------  ------------- ----------
GE Fixed Income...............................................................    (0.35)%   (0.17)%     01/29/08      9,973
LB Aggregate Bond Index.......................................................     0.34%     0.48%                   10,048

AN INVESTMENT IN THE GE FIXED INCOME FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.

Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE Fixed Income Fund

                                 CLASS Y SHARES

                               [PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2008

                                                                                                                   ENDING
                                                                                                                 VALUE OF A
                                                                                    SIX    ONE     FIVE    TEN    $10,000
                                                                                   MONTHS  YEAR    YEAR    YEAR  INVESTMENT
                                                                                   ------ -----   ------  ------ ----------
GE Fixed Income...............................................                     4.12%  5.88%   4.07%   5.40%     16,928
LB Aggregate Bond Index.......................................                     5.23%  7.65%   4.58%   6.04%     17,971

                                                            [PERFORMANCE LEGEND]

See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.

Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE FIXED INCOME FUND                                 March 31, 2008 (unaudited)

Schedule of Investments

                              GE FIXED INCOME FUND

Portfolio Composition as a % of Market Value of $195,653
(in thousands) as of March 31, 2008

                                   [PIE CHART]

                                                                                               PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                            --------------    -------------
BONDS AND NOTES -- 92.4%

U.S. TREASURIES -- 23.0%

U.S. Treasury Bonds
 4.50%  02/15/36.........................................................................   $      165,000    $     170,123
 4.75%  02/15/37.........................................................................        3,797,000        4,075,320
U.S. Treasury Notes
 3.63%  10/31/09 - 12/31/12                                                                     16,296,000       17,134,095(j)
 4.25%  11/15/17.........................................................................        7,215,000        7,694,148(j)
 4.50%  11/15/10.........................................................................           27,000           28,970
 4.63%  11/15/09.........................................................................          120,000          125,887(j)
 4.75%  08/15/17.........................................................................        2,909,000        3,216,947(j)
                                                                                                                 32,445,490

FEDERAL AGENCIES -- 2.9%

Federal Home Loan Mortgage Corp.
 4.13%  12/21/12.........................................................................        1,625,000        1,689,006
 4.88%  02/09/10.........................................................................        2,280,000        2,387,589
                                                                                                                  4,076,595

AGENCY MORTGAGE BACKED -- 33.4%

Federal Home Loan Mortgage Corp.
 4.50%  06/01/33 - 02/01/35                                                                        332,650          320,815(h)
 5.00%  07/01/35 - 10/01/35                                                                        527,569          522,917(h)
 5.50%  05/01/20 - 05/01/36                                                                      1,239,272        1,250,560(h)
 6.00%  04/01/17 - 06/01/37                                                                      1,426,767        1,467,296(h)
 6.50%  01/01/27 - 08/01/36                                                                        624,035          649,131(h)
 7.00%  10/01/16 - 08/01/36                                                                        188,046          198,245(h)
 7.50%  11/01/09 - 09/01/33                                                                         52,341           55,509(h)
 8.00%  11/01/30.........................................................................           21,979           23,854(h)
 8.50%  04/01/30 - 05/01/30                                                                         41,184           45,712(h)
 9.00%  12/01/16.........................................................................           10,859           11,896(h)
 9.50%  04/01/21.........................................................................              962            1,064(h)
 6.00%  TBA..............................................................................          490,000          502,403(c)
Federal National Mortgage Assoc
 4.00%  05/01/19 - 06/01/19                                                                        318,469          310,907(h)
 4.50%  05/01/18 - 02/01/35                                                                        990,691          981,462(h)
 5.00%  07/01/20 - 08/01/35                                                                      1,113,229        1,106,259(h)
 5.00%  07/01/35.........................................................................          545,653          554,128(h,i)
 5.10%  08/01/35.........................................................................          359,215          367,007(h,i)
 5.26%  04/01/37.........................................................................          159,043          162,141(i)
 5.44%  04/01/37.........................................................................           11,589           11,984(i)
 5.50%  03/01/14 - 04/01/38                                                                      3,522,660        3,569,779(h)
 5.52%  04/01/37.........................................................................          136,981          140,304(i)
 5.53%  04/01/37.........................................................................           61,071           62,615(i)
 5.56%  04/01/37.........................................................................          158,237          162,233(i)
 5.59%  04/01/37.........................................................................          172,578          177,253(i)
 5.62%  03/01/37 - 06/01/37                                                                        256,301          262,100(i)
 5.66%  05/01/37.........................................................................           99,220          101,832(i)
 5.68%  04/01/37.........................................................................          129,821          133,362(i)
 5.70%  04/01/37.........................................................................          249,919          256,629(i)
 5.71%  04/01/37.........................................................................          273,245          280,687(i)
 5.84%  06/01/37.........................................................................          323,505          331,753(i)
 6.00%  09/01/14 - 03/01/38                                                                      4,699,415        4,821,404(h)
 6.04%  10/01/37.........................................................................          218,925          225,599(i)
 6.50%  08/01/17 - 08/01/36                                                                      2,707,169        2,812,550(h)
 7.00%  08/01/13 - 06/01/36                                                                        771,970          816,183(h)
 7.50%  12/01/09 - 03/01/34                                                                        234,142          249,736(h)
 8.00%  12/01/12 - 11/01/33                                                                         95,945          103,803(h)
 8.50%  05/01/31.........................................................................            7,322            8,067(h)
 9.00%  06/01/09 - 12/01/22                                                                         44,983           47,828(h)
 5.00%  TBA..............................................................................        4,511,000        4,477,585(c)
 5.50%  TBA..............................................................................       10,413,000       10,495,552(c)
 6.00%  TBA..............................................................................        5,199,000        5,337,298(c)
 6.50%  TBA..............................................................................          101,000          104,598(c)
Government National Mortgage Assoc.
 4.50%  08/15/33 - 09/15/34                                                                        619,679          604,306(h)
 6.00%  04/15/27 - 09/15/36                                                                        309,837          320,829(h)
 6.50%  04/15/19 - 08/15/36                                                                        631,901          658,882(h)
 7.00%  03/15/12 - 10/15/36                                                                        249,418          262,091(h)
 7.50%  01/15/23 - 10/15/33                                                                         89,787           95,196(h)
 8.00%  12/15/29 - 02/15/30                                                                          2,131            2,332(h)
 9.00%  11/15/16 - 12/15/21                                                                         74,510           80,269(h)
 5.50%  TBA..............................................................................        1,400,000        1,425,550(c)
                                                                                                                 46,971,495

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.5%

Collateralized Mortgage Obligation Trust (Class B)
 2.40%  11/01/18.........................................................................            4,665            4,384(d,f,h)
Federal Home Loan Mortgage
 4.96%  08/01/35.........................................................................          571,085          442,785(d,f)
Federal Home Loan Mortgage Corp.
 4.50%  04/15/13 - 03/15/19                                                                        651,039           51,217(d,g,h)
 5.00%  04/15/14 - 08/01/35                                                                      3,832,234          712,872(d,g,h)
 5.50%  04/15/17 - 06/15/33                                                                        502,924           83,644(d,g,h)
 5.50%  04/15/26.........................................................................          124,359          127,825
 6.76%  12/15/33.........................................................................          148,420          138,318(h,i)

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE FIXED INCOME FUND                                 March 31, 2008 (unaudited)

Schedule of Investments

                                                                                               PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                            --------------    -------------
 7.50%  01/15/16.........................................................................   $       32,673    $      34,053(h)
 7.50%  07/15/27.........................................................................            3,769              825(d,g,h)
 8.00%  04/15/20.........................................................................            1,645            1,735(h)
 8.00%  02/01/23 - 07/01/24                                                                         10,157            2,517(d,g,h)
 9.68%  06/15/33.........................................................................          352,648          382,722(h,i)
 11.64%11/15/37..........................................................................          323,849          252,967(d,f)
 44.12%09/25/43..........................................................................        1,579,552            9,864(d,g,h)
Federal Home Loan Mortgage STRIPS
 4.98%  08/01/27.........................................................................            2,332            1,965(d,f,h)
Federal National Mortgage Assoc.
 3.85%  05/25/37.........................................................................            8,393              805(d,g,i)
 4.00%  02/25/28.........................................................................           16,681           16,638(h)
 4.40%  10/25/29.........................................................................          386,421           34,173(d,g,h,i)
 4.50%  05/25/18.........................................................................          126,445            8,733(d,g,h)
 4.75%  11/25/14.........................................................................           61,943            2,548(d,g,h)
 5.00%  08/25/17 - 02/25/32                                                                        164,485           14,913(d,g,h)
 5.00%  09/25/42.........................................................................          851,279          111,996(d,g,h,i)
 5.00%  10/25/35.........................................................................           95,396           83,309
 5.10%  08/25/16.........................................................................          208,659           13,893(d,g,h,i)
 5.50%  03/25/29 - 01/25/33                                                                        547,596          551,223
 8.00%  07/25/14.........................................................................           46,294           46,744(h)
 36.54%12/25/42..........................................................................          377,082           11,784(d,g,h)
Federal National Mortgage Assoc.
(Class 1)
 4.50%  09/01/35 - 01/01/36                                                                        995,728          220,737(d,g)
 4.90%  07/01/34.........................................................................          378,304          288,720(d,f)
 5.30%  11/01/34.........................................................................          418,267          331,931(d,f,h)
Federal National Mortgage Assoc. (Class 2)
 5.00%  09/01/33.........................................................................          320,171           73,569(d,g)
 5.50%  12/01/33.........................................................................           91,437           19,528(d,g)
Federal National Mortgage Assoc. REMIC
 4.50%  11/25/13.........................................................................          111,111            2,566(d,g,h)
 5.00%  10/25/22.........................................................................          149,171           19,849(d,g,h)
 10.89% 03/25/31.........................................................................          346,717          373,740(h,i)
Federal National Mortgage Assoc. REMIC (Class B)
 3.52%  12/25/22.........................................................................            3,527            3,161(d,f,h)
Federal National Mortgage Assoc. REMIC (Class J)
 1080.91% 03/25/22.......................................................................                3                9(d,g,h)
Federal National Mortgage Assoc. REMIC (Class K)
 1008.00% 05/25/22.......................................................................               17              357(d,g,h)
Federal National Mortgage Assoc. STRIPS (Class 1)
 5.02%  10/01/36.........................................................................        1,796,754        1,383,953(d,f)
Federal National Mortgage Assoc. STRIPS (Class 2)
 5.00%  08/01/34.........................................................................        2,107,694          513,421(d,g)
 7.50%  11/01/23.........................................................................           37,284           11,104(d,g,h)
 8.00%  08/01/23 - 07/01/24                                                                         21,701            5,310(d,g,h)
 8.50%  03/01/17 - 07/25/22                                                                         11,052            2,437(d,g,h)
 9.00%  05/25/22.........................................................................            3,633              945(d,g,h)
                                                                                                                  6,395,789

ASSET BACKED -- 3.3%

Accredited Mortgage Loan Trust (Class A)
 2.90%  07/25/34.........................................................................          167,288          104,993(h,i)
Bear Stearns Asset Backed Securities Trust (Class A)
 2.97%  01/25/34.........................................................................           36,593           32,861(h,i)
Capital Auto Receivables Asset Trust (Class A)
 4.10%  01/15/10.........................................................................          335,000          331,650(b,d,i)
Capital One Master Trust (Class C)
 6.70%  06/15/11.........................................................................          274,000          277,072(b,h,q)
Carmax Auto Owner Trust
 4.35%  03/15/10.........................................................................          143,464          143,980(h)
Chase Funding Mortgage Loan Asset-Backed Certificates
 3.10%  03/25/32.........................................................................           35,757           32,940(h,i)
 5.75%  05/25/32.........................................................................           40,663           24,398(h)
Citibank Credit Card Issuance Trust
 4.45%  04/07/10.........................................................................          229,000          229,044(h,q)
Countrywide Asset-Backed Certificates (Class A)
 2.87%  05/25/36.........................................................................            3,707            3,699(h,i)
 3.16%  08/25/32.........................................................................           22,654           20,545(h,i)
Discover Card Master Trust I (Class A)
 2.84%  05/15/11.........................................................................        1,000,000          994,379(h,i)
 2.85%  04/17/12.........................................................................        1,000,000          987,069(h,i)
Honda Auto Receivables Owner Trust (Class A)
 4.15%  10/15/10.........................................................................          170,350          170,995(h)
Mid-State Trust
 7.54%  07/01/35.........................................................................           13,756           14,304(h,q)
Peco Energy Transition Trust
 6.52%  12/31/10.........................................................................          181,000          193,369(h)
Residential Asset Mortgage Products, Inc.
 2.84%  03/25/34.........................................................................            4,825            4,644(h,i)

Residential Asset Securities Corp.
 3.10%  07/25/32.........................................................................            9,676            8,803(h,i)
Residential Asset Securities Corp. (Class A)
 3.18%  06/25/33.........................................................................           37,465           32,695(h,i)
 4.16%  07/25/30.........................................................................           33,723           33,675(h)
Swift Master Auto Receivables Trust (Class A)
 2.92%  06/15/12.........................................................................        1,000,000          935,000(h,i)
Wachovia Asset Securitization Inc. (Class A)
 2.82%  06/25/34.........................................................................           65,563           60,399(h,i)
Wells Fargo Home Equity Trust
 3.97%  05/25/34.........................................................................           65,058           62,624(h)
                                                                                                                  4,699,138

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE FIXED INCOME FUND                                 March 31, 2008 (unaudited)

Schedule of Investments

                                                                                               PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                            --------------    -------------
CORPORATE NOTES -- 15.4%

Abbey National PLC
 7.95%  10/26/29.........................................................................   $      152,000    $     168,016 (h)
AES Ironwood LLC
 8.86%  11/30/25.........................................................................          336,027          364,589 (h)
American Electric Power Company, Inc. (Series D)
 5.25%  06/01/15.........................................................................          181,000          170,834 (h)
American International Group, Inc.
 5.85%  01/16/18.........................................................................          173,000          167,559
American Railcar Industries, Inc.
 7.50%  03/01/14.........................................................................          100,000           88,000 (h)
Amgen, Inc.
 5.85%  06/01/17.........................................................................          165,000          165,192
Archer-Daniels-Midland Co.
 6.45%  01/15/38.........................................................................          174,000          175,209
Arizona Public Service Co.
 6.25%  08/01/16.........................................................................           95,000           91,519 (h)
BAC Capital Trust VI
 5.63%  03/08/35.........................................................................          224,000          186,983 (h)
Banco Santander Chile
 5.38%  12/09/14.........................................................................          174,000          169,672 (b,h)
Bank of America Corp.
 8.00%  12/29/49.........................................................................          171,000          171,205
Bear Stearns Companies Inc.
 5.85%  07/19/10.........................................................................          115,000          110,975
 6.95%  08/10/12.........................................................................          405,000          405,200
BellSouth Corp.
 4.20%  09/15/09.........................................................................          280,000          282,467 (h)
 6.55%  06/15/34.........................................................................           24,000           23,280 (h)
Bristol-Myers Squibb Co.
 5.88%  11/15/36.........................................................................           85,000           81,689 (h)
British Telecommunications PLC
 8.63%  12/15/10.........................................................................          120,000          131,272 (h)
Cadbury Schweppes US Finance LLC
 3.88%  10/01/08.........................................................................          214,000          213,539 (b,h)
Capital One Bank
 6.50%  06/13/13.........................................................................           76,000           76,112 (h)
Cargill Inc.
 5.20%  01/22/13.........................................................................          248,000          250,181 (b)
 6.00%  11/27/17.........................................................................          290,000          292,509 (b)
Carolina Power & Light Co.
 5.15%  04/01/15.........................................................................          101,000          102,839 (h)
 5.70%  04/01/35.........................................................................           58,000           55,220 (h)
 6.13%  09/15/33.........................................................................           64,000           64,509 (h)
Chubb Corp.
 6.00%  05/11/37.........................................................................          155,000          139,431 (h)
Citigroup Capital
 8.30%  12/21/57.........................................................................           58,000           57,072
Citigroup, Inc.
 5.13%  02/14/11.........................................................................          275,000          276,160
Clarendon Alumina Production Ltd.
 8.50%  11/16/21.........................................................................          100,000          101,000 (b,h)
COX Communications, Inc.
 7.13%  10/01/12.........................................................................          210,000          222,045
 7.75%  11/01/10.........................................................................          145,000          155,005
Credit Suisse
 6.00%  02/15/18.........................................................................          196,000          195,524
CSX Transportation, Inc.
 9.75%  06/15/20.........................................................................           82,000           98,548 (h)
CVS Caremark Corp.
 5.75%  06/01/17.........................................................................          240,000          242,840
Daimler Finance North America LLC
 4.05%  06/04/08.........................................................................          145,000          145,054 (h)
Diageo Capital PLC
 5.20%  01/30/13.........................................................................          117,000          120,678
Dominion Resources, Inc. (Series B)
 6.30%  09/30/66.........................................................................          470,000          422,990 (h)
Dover Corp.
 6.50%  02/15/11.........................................................................           80,000           85,566 (h)
DP World Ltd.
 6.85%  07/02/37.........................................................................          100,000           83,156 (b)
Duke Energy Carolinas LLC
 5.38%  01/01/09.........................................................................           60,000           60,805 (h)
EI Du Pont de Nemours & Co.
 4.88%  04/30/14.........................................................................          125,000          124,949 (h)
El Paso Electric Co.
 6.00%  05/15/35.........................................................................          100,000           89,066 (h)
Empresa Energetica de Sergipe and Sociedade Anonima de Eletrificaao da Paraiba
 10.50%  07/19/13........................................................................          103,000          111,755 (b,h)
Globo Comunicacoe e Participacoes S.A.
 7.25%  04/26/22.........................................................................          100,000           97,500 (b)
Goldman Sachs Group, Inc.
 5.95%  01/18/18.........................................................................          114,000          112,476
 6.60%  01/15/12.........................................................................          385,000          408,532 (h)
 6.88%  01/15/11.........................................................................          175,000          185,466
GTE Corp.
 7.51%  04/01/09.........................................................................          145,000          149,837 (h)
Hewlett-Packard Co.
 5.50%  03/01/18.........................................................................          172,000          175,523
Hexion US Finance Corp/Hexion Nova Scotia Finance ULC
 9.75%  11/15/14.........................................................................          325,000          348,563
HSBC Bank USA NA
 4.63%  04/01/14.........................................................................           75,000           72,121
HSBC Capital Funding LP (Series 1)
 9.55%  12/31/49.........................................................................          257,000          276,224 (b,h,q)
HSBC Finance Corp.
 6.75%  05/15/11.........................................................................          125,000          132,489
Hydro Quebec
 8.50%  12/01/29.........................................................................           90,000          128,538
IIRSA Norte Finance Ltd.
 8.75%  05/30/24.........................................................................          279,265          310,682 (b,h)
ING Capital Funding TR III
 8.44%  12/29/49.........................................................................          190,000          186,862
ING Groep N.V.
 5.78%  12/29/49.........................................................................          190,000          156,202
Intergen N.V.
 9.00%  06/30/17.........................................................................          202,000          211,090 (b)

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE FIXED INCOME FUND                                 March 31, 2008 (unaudited)

Schedule of Investments

                                                                                               PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                            --------------    -------------
International Steel Group Inc.
 6.50%  04/15/14.........................................................................          160,000          164,551
Interoceanica IV Finance Ltd.
 4.14%  11/30/18.........................................................................          160,000          103,392(b,d)
 4.43%  11/30/25.........................................................................          160,000           73,760(b,d)
JBS S.A.
 9.38%  02/07/11.........................................................................          150,000          149,625
John Deere Capital Corp.
 4.50%  04/03/13.........................................................................           58,000           58,322
JP Morgan Chase & Co.
 7.00%  11/15/09.........................................................................          235,000          244,553(h)
Kansas Gas & Electric
 5.65%  03/29/21.........................................................................           73,736           71,328(h)
Lehman Brothers Holdings, Inc.
 2.65%  12/23/08.........................................................................           30,000           29,166(i)
 3.98%  10/22/08.........................................................................           66,000           64,270(i)
 5.63%  01/24/13.........................................................................          114,000          110,088
Lippo Karawaci Finance BV
 8.88%  03/09/11.........................................................................          175,000          164,258
Lukoil International Finance BV
 6.36%  06/07/17.........................................................................           10,000            9,263(b)
LyondellBasell Industries AF SCA
 8.38%  08/15/15.........................................................................          310,000          226,300(b)
Marfrig Overseas Ltd.
 9.63%  11/16/16.........................................................................          250,000          238,750(b)
Markel Corp.
 7.35%  08/15/34.........................................................................           64,000           66,020(q)
McDonald's Corp.
 5.80%  10/15/17.........................................................................          116,000          120,718
 6.30%  03/01/38.........................................................................          172,000          173,945
Mediacom LLC/Mediacom Capital Corp.
 9.50%  01/15/13.........................................................................          480,000          441,600(h)
Merck & Company, Inc.
 5.75%  11/15/36.........................................................................           60,000           60,501
Metropolitan Life Global Funding I
 4.25%  07/30/09.........................................................................          155,000          156,585(b)
Midamerican Energy Holdings Co.
 6.13%  04/01/36.........................................................................          135,000          130,482
Mizuho Financial Group Cayman Ltd.
 8.38%  12/29/49.........................................................................          100,000           99,422(q)
Morgan Stanley (Series F)
 6.63%  04/01/18.........................................................................          200,000          201,787
Munich Re America Corp. (Series B)
 7.45%  12/15/26.........................................................................          115,000          126,108(h)
NAK Naftogaz Ukrainy
 8.13%  09/30/09.........................................................................          300,000          290,670
Nakilat Inc.
 6.07%  12/31/33.........................................................................          100,000           90,871(b,h,q)
 6.27%  12/31/33.........................................................................          160,000          142,720(b,q)
Nelnet, Inc.
 5.13%  06/01/10.........................................................................          264,000          256,117(h,q)
NGPL PipeCo LLC
 7.12%  12/15/17.........................................................................          121,000          125,167(b)
Norfolk Southern Corp.
 8.63%  05/15/10.........................................................................          185,000          202,537(h)
Norfolk Southern Railway Co.
 9.75%  06/15/20.........................................................................          146,000          193,922(h)
Northeast Utilities (Series B)
 3.30%  06/01/08.........................................................................          170,000          169,942(h)
Northern States Power
 6.25%  06/01/36.........................................................................          115,000          116,584(h)
NorthWestern Corp.
 5.88%  11/01/14.........................................................................          298,000          300,324(h)
OPTI Canada Inc.
 8.25%  12/15/14.........................................................................          160,000          158,400
Pacific Bell Telephone Co.
 7.13%  03/15/26.........................................................................           99,000          101,828(h)
Pacific Gas & Electric Co.
 5.80%  03/01/37.........................................................................          120,000          112,875
PanAmSat Corp.
 9.00%  08/15/14.........................................................................          321,000          323,408(h)
Pemex Finance Ltd.
 9.03%  02/15/11.........................................................................          181,800          195,930(h)
Pemex Project Funding Master Trust
 6.13%  08/15/08.........................................................................            3,000            3,020
 7.88%  02/01/09.........................................................................           61,000           63,177
Petrobras International Finance Co.
 5.88%  03/01/18.........................................................................           58,000           55,993
PNC Preferred Funding Trust I
 6.52%  12/31/49.........................................................................          250,000          180,031(b,q)
Potomac Edison Co.
 5.35%  11/15/14.........................................................................          112,000          113,048(h)
Public Service Company of Colorado
 7.88%  10/01/12.........................................................................          200,000          227,979(h)
Puget Sound Energy, Inc.
 3.36%  06/01/08.........................................................................          163,000          162,845(h)
 5.48%  06/01/35.........................................................................          145,000          121,534(h)
Puget Sound Energy, Inc. (Series A)
 6.97%  06/01/67.........................................................................          215,000          190,789(q)
Rede Empresas de Energia Eletrica S.A.
 11.13%  04/02/49........................................................................          175,000          158,813(b)
Rock-Tenn Co.
 8.20%  08/15/11.........................................................................          315,000          322,875
Royal Bank of Scotland Group PLC
 5.00%  10/01/14.........................................................................           45,000           42,303
Sabine Pass LNG LP
 7.25%  11/30/13.........................................................................          200,000          193,000
 7.50%  11/30/16.........................................................................          275,000          265,375
Security Benefit Life Insurance
 8.75%  05/15/16.........................................................................           25,000           26,981(b,q)
Sierra Pacific Resources
 8.63%  03/15/14.........................................................................          153,000          160,659
Skandinaviska Enskilda Banken AB
 7.50%  03/29/49.........................................................................          250,000          257,501(b,h,q)
Southern Copper Corp.
 7.50%  07/27/35.........................................................................           30,000           30,717
Sovereign Capital Trust VI
 7.91%  06/13/36.........................................................................          237,000          192,705(h,q)
Sprint Capital Corp.
 7.63%  01/30/11.........................................................................          350,000          323,750(h)

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE FIXED INCOME FUND                                 March 31, 2008 (unaudited)

Schedule of Investments

                                                                                               PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                            --------------    -------------
Standard Chartered Bank Hong Kong Ltd.
 4.38%  12/03/14.........................................................................   $      210,000    $     210,389(q)
Stewart Enterprises, Inc.
 6.25%  02/15/13.........................................................................          185,000          172,975(h)
Telecom Italia Capital S.A.
 6.20%  07/18/11.........................................................................          189,000          188,073
Telefonica Emisiones SAU
 5.86%  02/04/13.........................................................................          150,000          151,474
Tesco PLC
 5.50%  11/15/17.........................................................................          100,000          102,014(b)
Titan Petrochemicals Group Ltd.
 8.50%  03/18/12.........................................................................          100,000           72,000(b)
TNK-BP Finance S.A.
 6.63%  03/20/17.........................................................................          100,000           86,500(b)
Transocean, Inc.
 6.00%  03/15/18.........................................................................          171,000          175,085
Tronox Worldwide LLC
 9.50%  12/01/12.........................................................................          230,000          196,650(h)
UBS Preferred Funding Trust I
 8.62%  10/29/49.........................................................................          150,000          149,175
Valspar Corp.
 5.63%  05/01/12.........................................................................          125,000          125,693(q)
Verizon Global Funding Corp.
 7.25%  12/01/10.........................................................................          241,000          258,572
Verizon Pennsylvania, Inc.
 8.35%  12/15/30.........................................................................           80,000           92,148(h)
VTB Capital S.A.
 3.84%  08/01/08.........................................................................          205,000          202,694(b,h,i)
Wachovia Corp. (Series K)
 7.98%  12/31/49.........................................................................          115,000          112,988
Wal-Mart Stores, Inc.
 5.80%  02/15/18.........................................................................          114,000          118,935
Wells Fargo & Co.
 5.63%  12/11/17.........................................................................           55,000           56,412
Westar Energy, Inc.
 7.13%  08/01/09.........................................................................          140,000          146,067(h)
Westlake Chemical Corp.
 6.63%  01/15/16.........................................................................          310,000          271,250(h)
                                                                                                                 21,740,597

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 9.4%

Banc of America Alternative Loan Trust
 6.50%  07/25/35.........................................................................          136,574          128,713(h)
Banc of America Commercial Mortgage Inc.
 5.32%  09/10/47.........................................................................           50,000           48,767(h)
Banc of America Commercial Mortgage Inc. (Class C)
 5.70%  04/10/17.........................................................................          100,000           68,469(h,q)
Banc of America Funding Corp.
 5.74%  03/20/36.........................................................................          111,461          117,949(h,i,q)
 5.82%  02/20/36.........................................................................          188,473          181,775(h,q)
Banc of America Mortgage Securities Inc. (Class B)
 5.38%  01/25/36.........................................................................          107,742           84,524(h,i)
 5.55%  02/25/36.........................................................................           88,954           73,483(h,i)
Bear Stearns Commercial Mortgage Securities
 5.41%  03/11/39.........................................................................           93,396           92,781(h)
 5.48%  10/12/41.........................................................................          305,000          298,871(h)
 5.53%  10/12/41.........................................................................          305,000          289,051(h)
 6.02%  02/14/31.........................................................................          416,085          417,213(h)
Bear Stearns Commercial Mortgage Securities (Class A)
 5.66%  06/11/40.........................................................................          300,000          294,013
Bear Stearns Commercial Mortgage Securities (Class D)
 5.99%  09/11/42.........................................................................           40,000           23,809(b,q)
Countrywide Alternative Loan Trust
 5.98%  05/25/36.........................................................................           39,142           23,320(h,q)
 6.00%  03/25/36 - 08/25/36                                                                        192,199           31,987(h,q)
Countrywide Alternative Loan Trust (Class B)
 6.00%  05/25/36 - 08/25/36                                                                        132,985           37,420(h,q)
Countrywide Asset-Backed Certificates
 3.42%  11/25/35.........................................................................          520,865          474,966(h,i)
Credit Suisse Mortgage Capital Certificates (Class C)
 5.65%  02/25/36.........................................................................           82,981           53,466(h,q)
Crusade Global Trust (Class A)
 2.95%  09/18/34.........................................................................           36,576           36,527(h,i)
CS First Boston Mortgage Securities Corp.
 1.40%  03/15/35.........................................................................        3,800,361           94,701(b,h,q)
 5.25%  08/25/34.........................................................................           71,516           69,106(h)
 5.33%  10/25/35.........................................................................          103,062           69,072(h,q)
 6.13%  04/15/37.........................................................................          224,440          230,262(h)
 6.84%  07/15/37.........................................................................        3,162,902           61,956(b,d,h,q)
DLJ Commercial Mortgage Corp.
 6.24%  11/12/31.........................................................................          429,919          430,726(h)
First Union-Lehman Brothers-Bank of America
 6.56%  11/18/35.........................................................................           25,714           25,646(h)
GMAC Commercial Mortgage Securities, Inc.
 6.47%  04/15/34.........................................................................          128,689          129,918(h)
GMAC Commercial Mortgage Securities, Inc. (Class X)
 6.73%  12/10/41.........................................................................        4,865,501           78,899(d,h,q)
Greenwich Capital Commercial Funding Corp.
 5.12%  04/10/37.........................................................................          305,528          303,641(h)
GS Mortgage Securities Corp II
(Class A)
 5.80%  08/10/45.........................................................................          550,000          552,462
Impac CMB Trust (Class A)
 2.86%  10/25/35.........................................................................        1,142,893          815,457(h,i)

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE FIXED INCOME FUND                                 March 31, 2008 (unaudited)

Schedule of Investments

                                                                                               PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                            --------------    -------------
Indymac INDA Mortgage Loan Trust
 5.16%  01/25/36.........................................................................   $       71,808    $      46,316(h,q)
Indymac INDA Mortgage Loan Trust (Class B)
 5.16%  01/25/36.........................................................................           71,808           61,533(h,q)
JP Morgan Chase Commercial Mortgage Securities Corp.
 1.11%  01/12/39.........................................................................        2,690,476           70,126(b,h,q)
 6.06%  02/15/51.........................................................................          390,000          360,954
 6.20%  02/12/51.........................................................................           60,000           36,561(b,q)
 6.47%  11/15/35.........................................................................          215,752          223,383(h)
LB-UBS Commercial Mortgage Trust
 4.06%  09/15/27.........................................................................          367,764          359,758(h)
 6.23%  03/15/26.........................................................................          165,796          167,065(h)
 6.71%  01/18/12.........................................................................        3,954,392           81,846(d,h,q)
 10.04%  01/15/36........................................................................        1,441,587           73,642(b,d,h,q)
 10.43%  10/15/35........................................................................        1,042,408           38,693(b,d,h,q)
 11.38%  03/15/36........................................................................        3,778,377           89,138(b,d,h,q)
 11.58%  02/15/40........................................................................        3,570,615           63,968(b,d,h,q)
LB-UBS Commercial Mortgage Trust (Class A)
 6.13%  12/15/30.........................................................................          289,600          297,588(h)
LB-UBS Commercial Mortgage Trust (Class B)
 6.65%  07/14/16.........................................................................           66,000           68,181(b,h)
LB-UBS Commercial Mortgage Trust (Class F)
 6.24%  07/15/40.........................................................................          105,000           61,429(q)
MASTR Alternative Loans Trust
 5.00%  08/25/18.........................................................................          150,321           22,947(d,g,h)
 6.50%  08/25/34 - 05/25/35                                                                        685,900          646,776(h)
Merrill Lynch Mortgage Trust (Class A)
 5.61%  05/12/39.........................................................................          319,000          317,792(h)
Merrill Lynch/Countrywide Commercial Mortgage Trust
 5.42%  08/12/48.........................................................................          175,000          153,721
MLCC Mortgage Investors, Inc.
 5.37%  02/25/36.........................................................................           94,112           78,583(h)
Morgan Stanley Capital I
 5.28%  12/15/43.........................................................................          117,000          113,774
 5.33%  12/15/43.........................................................................          117,000          113,808
 5.39%  11/12/41.........................................................................          341,000          272,399(h)
 5.44%  02/12/44.........................................................................          119,000          116,092(b)
 5.69%  04/15/49.........................................................................          600,000          590,792(h)
 7.11%  04/15/33.........................................................................          454,242          459,552(h)
Morgan Stanley Capital I (Class A)
 5.36%  02/12/44.........................................................................          225,000          219,927
Morgan Stanley Dean Witter Capital I
 7.20%  10/15/33.........................................................................           56,900           58,262(h)
Morgan Stanley Dean Witter Capital I (Class A)
 6.54%  02/15/31.........................................................................           21,598           22,105(h)
Puma Finance Ltd. (Class A)
 2.76%  03/25/34.........................................................................          124,998          118,312(h,i)
 4.63%  10/11/34.........................................................................           80,941           78,138(h,i)
Residential Accredit Loans, Inc.
 6.00%  01/25/36.........................................................................          175,449          119,882(h,q)
 6.04%  01/25/36.........................................................................           98,397           74,282(h,q)
Residential Funding Mortgage Securities I
 5.75%  01/25/36.........................................................................           97,745           67,033(h)
 5.75%  01/25/36.........................................................................           97,745           71,155(h,q)
Structured Asset Securities Corp. (Class X)
 2.16%  02/25/28.........................................................................          108,505              543
Wachovia Bank Commercial Mortgage Trust
 5.42%  04/15/47.........................................................................          500,000          487,895(h)
 5.74%  06/15/49.........................................................................          550,000          548,255
Wachovia Bank Commercial Mortgage Trust (Class E)
 5.90%  02/15/51.........................................................................          335,000          208,910(q)
Wells Fargo Mortgage Backed Securities Trust
 5.39%  08/25/35.........................................................................          262,524          230,935(h,i)
 5.50%  01/25/36.........................................................................          102,994           70,728(h)
Wells Fargo Mortgage Backed Securities Trust (Class B)
 5.50%  03/25/36.........................................................................          232,649          166,216(h)
                                                                                                                 13,167,945

SOVEREIGN BONDS -- 0.5%

Government of Bahamas
 6.63%  05/15/33.........................................................................          152,000          177,822(b,h,q)
Government of Canada
 7.50%  09/15/29.........................................................................          185,000          244,968
Government of Manitoba Canada
 4.90%  12/06/16.........................................................................          130,000          138,875
Government of Panama
 6.70%  01/26/36.........................................................................          115,000          117,013
                                                                                                                    678,678
TOTAL BONDS AND NOTES
(COST $132,590,752)......................................................................                       130,175,727

SECURITIES PURCHASED WITH COLLATERAL FROM SECURITIES ON LOAN -- 8.0%

ASSET BACKED -- 5.0%

American Express Credit Account Master Trust (Class B)
 2.93%  08/15/11.........................................................................        2,000,000        1,953,126(b,i)
Countrywide Asset-Backed Certificates
 3.46%  05/25/33.........................................................................            4,961            4,805(i)
Countrywide Asset-Backed Certificates (Class 2)
 3.20%  06/25/33.........................................................................            1,457            1,331(i)
Countrywide Asset-Backed Certificates (Class A)
 3.40%  03/25/33.........................................................................          141,059          129,543(i)

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE FIXED INCOME FUND                                 March 31, 2008 (unaudited)

Schedule of Investments

                                                                                               PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                            --------------    -------------
Discover Card Master Trust I (Class A)
 2.84%  05/15/11.........................................................................        1,172,000        1,165,413 (h,i)
Fleet Home Equity Loan Trust (Class A)
 2.79%  01/20/33.........................................................................          151,153          126,113 (i)
GSAMP Trust
 2.75%  12/25/35.........................................................................          631,905          617,471 (i)
Long Beach Mortgage Loan Trust
 2.88%  09/25/35.........................................................................        1,793,635        1,721,401 (i)
Nissan Auto Lease Trust
 2.89%  02/15/13.........................................................................        1,300,000        1,263,844 (i)
Residential Asset Mortgage Products, Inc. (Class A)
 3.16%  06/25/32.........................................................................           21,966           21,608 (i)
                                                                                                                  7,004,655

CORPORATE NOTES -- 0.9%

Morgan Stanley
 3.21%  05/07/09.........................................................................          550,000          540,802 (i)
Prudential Financial, Inc.
 3.02%  06/13/08.........................................................................          724,000          723,212 (i)
                                                                                                                  1,264,014

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.1%

Banc of America Large Loan Inc.
 3.03%  03/15/22.........................................................................        1,086,000        1,015,528 (b,d,i)
Countrywide Asset-Backed Certificates
 3.42%  11/25/35.........................................................................          520,865          474,966 (h,i)
Interstar Millennium Trust (Class A)
 3.05%  03/14/36.........................................................................           25,204           24,147 (i)
Lehman Brothers Floating Rate Commercial Mortgage Trust
 2.99%  10/15/17.........................................................................          283,335          265,307 (b,i)
MortgageIT Trust (Class 1)
 2.86%  05/25/35.........................................................................        1,038,092          903,018 (i)
Thornburg Mortgage Securities Trust
(Class A)
 3.28%  04/25/43.........................................................................          110,935          108,071 (i)
WaMu Mortgage Pass Through Certificates
 2.94%  01/25/45.........................................................................          167,525          130,261 (i)
                                                                                                                  2,921,298

TOTAL SECURITIES PURCHASED WITH COLLATERAL FROM SECURITIES ON LOAN
  (COST $11,725,888).....................................................................                        11,189,967

OTHER INVESTMENTS -- 0.5%

OTHER INVESTMENTS -- 0.1%

GEI Investment Fund......................................................................                           197,338 (k)

OTHER INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES ON LOAN -- 0.4%

GEI Investment Fund......................................................................                           518,482 (k)

TOTAL OTHER INVESTMENTS
  (COST $917,718)........................................................................                           715,820

TOTAL INVESTMENT IN SECURITIES
  (COST $145,234,358)....................................................................                       142,081,514

SHORT-TERM INVESTMENTS -- 38.0%*

SHORT-TERM INVESTMENTS -- 12.7%

GE Money Market Fund Institutional Class
 2.08%...................................................................................                        17,867,651 (d,p)

U.S. GOVERNMENTS -- 12.8%

Federal Home Loan Bank Discount Notes
 1.82%  04/15/08.........................................................................        8,000,000        7,994,338 (d)

U.S. Treasury Bill
 1.70%  04/03/08.........................................................................       10,000,000        9,999,058 (d)
                                                                                                                 17,993,396

TIME DEPOSITS

State Street Corp.
 1.75%  04/01/08.........................................................................        1,000,000        1,000,000 (e)

SHORT-TERM SECURITIES PURCHASED WITH COLLATERAL FROM SECURITIES ON LOAN -- 11.8%

GE Money Market Fund Institutional Class
 2.08%...................................................................................                        16,710,799 (d,p)

TOTAL SHORT-TERM INVESTMENTS
  (COST $53,571,846).....................................................................                        53,571,846

TOTAL INVESTMENTS
  (COST $198,806,204)....................................................................                       195,653,360

LIABILITIES IN EXCESS OF OTHER ASSETS,
  NET -- (38.9)%..........................................................................                      (54,799,470)
                                                                                                            ---------------
NET ASSETS -- 100.0%......................................................................                  $   140,853,890
                                                                                                            ===============

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE FIXED INCOME FUND                                 March 31, 2008 (unaudited)

Schedule of Investments

OTHER INFORMATION

The GE Fixed Income Fund had the following long futures contracts open at March 31, 2008 (unaudited):

                                                                                        NUMBER      CURRENT      UNREALIZED
                                                                         EXPIRATION       OF       NOTIONAL     APPRECIATION/
DESCRIPTION                                                                 DATE       CONTRACTS     VALUE     (DEPRECIATION)
-----------                                                           --------------- ---------- ------------- --------------
Euro Schatz Futures.................................................      June 2008       108    $  17,884,087 $   (130,253)
U.S. Treasury Notes 5 Yr. Futures...................................      June 2008        59        6,739,828       18,978

The GE Fixed Income Fund had the following short futures contracts open at March 31, 2008 (unaudited):

                                                                                       NUMBER       CURRENT      UNREALIZED
                                                                          EXPIRATION     OF        NOTIONAL     APPRECIATION/
DESCRIPTION                                                                  DATE     CONTRACTS      VALUE     (DEPRECIATION)
-----------                                                               ----------  --------- -------------- --------------
U.S. Treasury Notes 2 Yr. Futures.....................................    June 2008       2     $    (429,313) $        870
U.S. Treasury Notes 10 Yr. Futures....................................    June 2008      17        (2,022,203)          302
                                                                                                               ------------
                                                                                                               $   (110,103)
                                                                                                               ============

----------
* The financial statement figure presented above for Short-Term Investments includes collateral received from transactions such as loans of portfolio securities and amounts held pending settlement of securities transactions. In evaluating the GE Fixed Income Fund's net cash level, portfolio management takes into account certain of the Fund's liabilities in excess of other assets, such as liabilities associated with loans of portfolio securities and securities pending settlement, and equitized cash. The Fund's net cash level is not expected to exceed 5%.

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE U.S. Equity Fund                                     [Q&A LOGO]

The GE Money Market Fund is managed by a team of portfolio managers that includes James C. Gannon, William M. Healey, Michael E. Martini and Andrew A. Maselli. As lead portfolio manager for the GE Money Market Fund, Mr. Healey (pictured below) has oversight responsibility over the Fund. See portfolio managers' biographical information beginning on page 148.

Q. HOW DID THE GE MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTH PERIOD ENDED MARCH 31, 2008?

A. For the six-month period ended March 31, 2008, the GE Money Market Fund returned 2.05% for the Retail Class shares and 0.09% for the Institutional Class shares. The 90-day U.S. Treasury Bill, the Fund's benchmark, returned 1.41% and the Fund's Lipper peer group of 338 Money Market Funds returned an average of 1.84% for the same period.

Q. REVIEW WHAT HAPPENED IN THE FIXED INCOME MARKET OVER SIX-MONTH PERIOD ENDED MARCH 31, 2008.

A. In a flight to quality set off by the troubled sub-prime mortgage market, U.S. Treasury yields fell dramatically over the last six-months. The 2-year note yield fell 242 bps to 1.58%, reflecting the Federal Reserves 250 bps reduction in the fed funds rate to 2.25%. The 10-year note yield dropped 114 bps, muted somewhat by inflation concerns resulting in a yield curve steepening between 2 and 10-year maturities of 128 bps. Weaker economic growth, slumping equity prices and fears of impending recession put pressure on all non-treasury security yield spreads. The yield spread for the Lehman Brothers Aggregate Bond Index widened by 64 bps as commercial mortgage-backed securities (CMBS), asset-backed securities
      (ABS) and credit sector spreads widened by 229, 258 and 129 bps respectively. High yield debt spreads widened 380 bps in general while emerging market debt spreads increased by 130 bps. Away from cutting the fed funds rate, the Fed took various measures for providing liquidity to the financial system still reeling from the sub-prime fallout in hopes of averting a financial collapse and propping up an ailing economy.

Q.    WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. A key strategy for the Fund has been to position the average maturity given our outlook for the Fed's monetary policy. Against the backdrop of aggressive Fed easing, the average portfolio maturity was extended to take advantage of higher rates as the Fed lowered overnight fed funds rate.

                                                    [PHOTO OF WILLIAM M. HEALEY]

                                                          Pictured to the right:
                                                               William M. Healey

GE U.S. Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2007 -- MARCH 31, 2008
                                      ACCOUNT VALUE AT THE   ACCOUNT VALUE AT THE     EXPENSES PAID
                                        BEGINNING OF THE       END OF THE PERIOD    DURING THE PERIOD
                                           PERIOD ($)                 ($)                 ($)*
                                      --------------------   --------------------   -----------------
ACTUAL RETURN
     Retail Class................           1,000.00               1,020.49               2.43
     Institutional Class.........           1,000.00               1,000.90               1.40
                                            --------               --------               ----
HYPOTHETICAL 5% RETURN
(2.5% FOR THE PERIOD)............
     Retail Class................           1,000.00               1,022.35               2.43
     Institutional Class.........           1,000.00               1,021.49               1.43
                                            --------               --------               ----

-----------
* Expenses are equal to the Fund's annualized expense ratio of 0.48% for the Retail Class and 0.28% for the Institutional Class (from period October 1, 2007 -- March 31, 2008), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six-month period)

** Actual Fund Returns for six-month period ended March 31, 2008 were as follows: 2.05% for Retail Class shares and since inception of 0.09% for Institutional Class shares.

GE Money Market Fund

CHANGE IN VALUE OF A $10,000 INVESTMENT

                                  RETAIL SHARES

                               [PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2008

                                                    ENDING
                                                  VALUE OF A
                       SIX    ONE    FIVE   TEN     $10,000
                     MONTHS   YEAR   YEAR   YEAR  INVESTMENT
                     ------  -----  -----  -----  ----------
GE Money Market...
  Retail Class....    2.05%  4.63%  3.03%  3.52%    14,140
90 Day T-Bill.....    1.39%  3.72%  3.02%  3.48%    14,083

                                                            [PERFORMANCE LEGEND]

                              INSTITUTIONAL SHARES

                               [PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2008

                                                     ENDING
                                                   VALUE OF A
                                                     $10,000
                    SINCE INCEPTION  COMMENCEMENT  INVESTMENT
                    ---------------  ------------  ----------
GE Money Market
  Institutional
  Class..........        0.09%         03/17/08      10,009
90 Day T-Bill....        0.05%                       10,005

                                                            [PERFORMANCE LEGEND]

INVESTMENT PROFILE

A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term, U.S. dollar-denominated money market instruments.

GE Money Market Fund

LIPPER PERFORMANCE COMPARISON

Money Market Peer Group

Based on average annual total returns for the periods ended 3/31/08

                    SIX      ONE      FIVE     TEN
                   MONTHS    YEAR     YEAR     YEAR
                   ------   ------   ------   ------
Number of Funds
in peer group:        338      335      290      190
                   ------   ------   ------   ------
Peer group
average
annual total
return:              1.84%    4.14%    2.53%    3.14%
                   ------   ------   ------   ------

Lipper categories in peer group: Money Market

FUND YIELD AT MARCH 31, 2008

                              Fund
                     ---------------------
                     Retail  Institutional
                      Class      Class      IBC Money Fund*
                     ------  -------------  ---------------
7-day current.....    1.96%+      2.06%+          2.17%
7-day effective...    1.98%       2.08%           2.19%

---------------

CURRENT YIELD represents income earned on an investment in the Money Market Fund for a seven day period and then annualized.

EFFECTIVE YIELD is calculated similarly but is slightly higher because it reflects the compounding effect of earnings on reinvested dividends.

+ The seven day current yield, rather than the total return, more closely reflects the current earnings of the GE Money Market Fund at March 31, 2008.

* IBC's Money Fund report provides average yield of all major money market funds.

AN INVESTMENT IN THE GE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories. Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE MONEY MARKET FUND                                  March 31, 2008 (unaudited)

Schedule of Investments

                              GE MONEY MARKET FUND

Portfolio Composition as a % of Market Value of $1,244,981 (in thousands) as of March 31, 2008

                                   [PIE CHART]

                                                   PRINCIPAL       AMORTIZED
                                                    AMOUNT            COST
SHORT-TERM INVESTMENTS -- 95.9%

U.S. GOVERNMENTS -- 33.7%
Federal Home Loan Bank
  2.03%................              04/23/09    $ 26,700,000    $   26,700,000
Federal Home Loan Bank.
  1.50%................              04/01/08     110,500,000       110,500,000(d)
  2.74%................              05/21/08       7,080,000         7,053,253(d)
  2.77%................              04/25/08       6,680,000         6,667,709(d)
Federal Home Loan Mortgage
  2.06%................              03/24/09      41,070,000        41,070,000
  2.11%................              06/23/08      26,390,000        26,262,533(d)
  2.13%................              05/09/08      69,170,000        69,014,483(d)
  3.93%................              06/13/08       3,480,000         3,452,761(d)
Federal National Mortgage Assoc.
  2.06%................              07/09/08      26,390,000        26,241,226(d)
  2.09%................              09/10/08       7,520,000         7,449,951(d)
  2.12%................              08/06/08
                                    -09/24/08     113,553,000       112,497,379(d)
                                                                    436,909,295

COMMERCIAL PAPER -- 1.9%
Bank of America Corp.
  4.87%................              04/15/08      10,640,000        10,619,870
ING
  2.96%................              05/08/08       4,080,000         4,067,588
JP Morgan
  4.95%................              04/01/08      10,610,000        10,610,000
                                                                     25,297,458

REPURCHASE AGREEMENTS -- 51.1%
Barclays Bank
  2.29% dated 03/31/08,
  to be repurchased at
  $192,012,213 on
  04/01/08
  collateralized by
  $195,841,544 U.S.
  Government Agency
  Bond, 0.00% maturing
  07/10/09.............                           192,000,000       192,000,000
Deutsche Bank
  2.25% dated 03/31/08,
  to be repurchased at
  $194,912,181 on
  04/01/08
  collateralized by
  $198,798,000 U.S.
  Government Agency
  Bond, 5.20%, 5.38%,
  6.50%, 5.00%, 5.00%,
  6.50%, 6.50%, 5.00%,
  6.50%, 5.00%, 5.00%,
  5.00% and 5.27%
  maturing 04/01/38,
  08/01/34, 12/01/47,
  08/01/35, 11/01/37,
  02/01/38, 09/01/37,
  09/01/37, 08/01/37,
  03/01/37, 01/01/37,
  01/01/37 and 03/01/38
  respectively.........                           194,900,000       194,900,000
Goldman Sachs
  2.25% dated 03/31/08,
  to be repurchased at
  $250,015,625 on
  04/01/08
  collateralized by
  $255,000,514 U.S.
  Government Agency
  Bond, 4.88% and 2.50%
  maturing 12/15/16 and
  04/09/10
  respectively.........                           250,000,000       250,000,000
UBS Finance
  1.35% dated 03/31/08,
  to be repurchased at
  $26,001,950 on
  04/01/08
  collateralized by
  $26,522,158 U.S.
  Government Agency
  Bond, 4.50% maturing
  02/15/36.............                            26,000,000        26,000,000
                                                                    662,900,000

CORPORATE NOTES -- 1.5%
Merrill Lynch &
  Company, Inc.
  3.06%................              08/22/08      10,000,000        10,000,000(i)
Morgan Stanley Group
  Inc.
  3.27%................              03/02/09       9,060,000         9,060,000
                                                                     19,060,000

See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

GE MONEY MARKET FUND                                  March 31, 2008 (unaudited)

Schedule of Investments

                                                   PRINCIPAL       AMORTIZED
                                                    AMOUNT            COST
CERTIFICATES OF DEPOSIT -- 6.0%
Bank of Montreal
  3.02%................              06/06/08      12,000,000    $   12,000,000
Bank Scotland
  4.53%................              05/05/08       9,400,000         9,400,000
BNP Paribas
  4.68%................              04/28/08       6,340,000         6,340,000
Canadian Imperial Bank
  2.61%................              10/22/08       8,470,000         8,470,000(i)
Citibank
  4.68%................              04/24/08       5,680,000         5,680,000
Clayon
  2.98%................              06/12/08       4,500,000         4,500,000
Credit Suisse
  2.91%................              04/14/08       9,480,000         9,480,000
Fortis Bank
  3.00%................              06/04/08       5,130,000         5,130,000
Rabobank Nederland
  4.50%................              05/09/08       3,820,000         3,820,000
  4.59%................              04/09/08       3,820,000         3,820,000
Royal Bank of Scotland
  3.80%................              05/19/08       6,000,000         6,000,000
Toronto-Dominion
  4.70%................              05/13/08       3,780,000         3,780,000
                                                                     78,420,000

TIME DEPOSIT -- 1.7%
State Street Corp.
  1.75%................              04/01/08      22,393,942        22,393,942(e)
TOTAL SHORT TERM
  INVESTMENTS (COST
  $1,244,980,695)......                                           1,244,980,695

OTHER ASSETS AND
  LIABILITIES,
  NET -- 4.1%..........                                              52,870,023
                                                                 --------------

NET ASSETS -- 100.0%...                                          $1,297,850,718
                                                                 ==============


See Notes to Schedules of Investments on page 103 and Notes to Financial Statements on page 128.

                                                      March 31, 2008 (unaudited)

Notes to Schedule of Investments

(a)   Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31,2008, these securities amounted to $36,389; $1,494,504; $9,128,022; $3,130,310; and $2,376,161; or 0.05%,
      0.92%, 6.48%, 3.08% and 1.95% of net assets for the GE Global Equity Fund, GE Strategic Investment Fund, GE Fixed Income Fund, GE Short-Term Government Fund and GE Government Securities Fund respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)   Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At March 31,2008, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at March 31,2008.

(j)   All or a portion of the security out on loan.

(k) GEAM, the investment adviser of the GEI Investment Fund, also serves as investment adviser of the Fund.

(l) Escrowed to maturity. Bonds are collateralized by U.S. Treasury securities, which are held in escrow by a trustee and used to pay principal and interest on such bonds.

(m) Prerefunded. Bonds are collateralized by U.S. Treasury securities, which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.

(n) The security is insured by AMBAC, FSA, MBIA and FGIC. The GE Tax-Exempt Fund had insurance concentrations of 5% or greater as of March 31, 2008 (as a percentage of net assets) as follows:

FSA................        12.93%
AMBAC..............        11.66%
FGIC...............         9.75%
MBIA...............         8.23%

(o) Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(p) GEAM, the investment adviser of the GE Money Market Fund, also serves as investment adviser of the Fund.

(q)   Illiquid securities.

---------
*     Less than 0.1%.

**    Denominated in USD unless otherwise indicated.

The maturity date disclosed for fixed income securities represents the earlier of the first call date, the next interest reset date or the ultimate maturity date.

Abbreviations:

ADR......   American Depository Receipt
AMBAC....   AMBAC Indemnity Corporation
FGIC.....   Financial Guaranty Insurance Corporation
FSA......   Financial Security Assurance
GDR......   Global Depository Receipt
MBIA.....   Municipal Bond Investors Assurance Corporation
REGD.....   Registered
REIT.....   Real Estate Investment Trust
REMIC....   Real Estate Mortgage Investment Conduit
SPDR.....   Standard & Poors Depository Receipts
STRIPS...   Separate Trading of Registered Interest and Principal of Security
NVDR.....   Non-Voting Depository Receipt

Financial Highlights

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE U.S. EQUITY FUND

                                                           CLASS A                                        CLASS B
                               3/31/08+    9/30/07    9/30/06    9/30/05    9/30/04    9/30/03     3/31/08(+)   9/30/07   9/30/06
                               --------   --------   --------   --------   --------   ---------    ----------   -------   -------
INCEPTION DATE                                                                           1/5/93
Net asset value, beginning
  of period.................   $  31.03   $  30.00   $  28.69   $  26.41   $  24.19   $   20.31    $   29.49    $ 28.62   $ 27.36
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (loss) (b).............       0.11       0.34       0.29       0.36       0.20        0.16         0.01       0.12      0.06
  Net realized and
     unrealized gains
     (losses) on
     investments............      (3.32)      4.27       2.76       2.11       2.19        3.91        (3.17)      4.06      2.64
                               --------   --------   --------   --------   --------   ---------    ----------   -------   -------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS.....      (3.21)      4.61       3.05       2.47       2.39        4.07        (3.16)      4.18      2.70
                               --------   --------   --------   --------   --------   ---------    ----------   -------   -------

LESS DISTRIBUTIONS FROM:
  Net investment income.....       0.25       0.42       0.46       0.19       0.17        0.19         0.00       0.15      0.16
  Net realized gains........       2.99       3.16       1.28         --         --          --         2.99       3.16      1.28
                               --------   --------   --------   --------   --------   ---------    ----------   -------   -------
TOTAL DISTRIBUTIONS.........       3.24       3.58       1.74       0.19       0.17        0.19         2.99       3.31      1.44
                               --------   --------   --------   --------   --------   ---------    ----------   -------   -------

NET ASSET VALUE, END OF
  PERIOD....................   $  24.58   $  31.03   $  30.00   $  28.69   $  26.41   $   24.19    $   23.34    $ 29.49   $ 28.62
                               ========   ========   ========   ========   ========   =========    ==========   =======   =======

TOTAL RETURN (A)............     (11.21%)    16.59%     11.13%      9.40%      9.87%      20.09%      (11.58%)    15.72%    10.28%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands).........   $263,651   $316,324   $298,764   $339,327   $337,920   $ 315,980    $    3,318   $ 4,910   $ 6,738
  Ratios to average net
     assets:
     Net investment income
       (loss)*..............       0.82%      1.15%      1.00%      1.28%      0.77%       0.72%        0.07%      0.43%     0.23%
     Net expenses*..........       0.79%      0.76%      0.80%      0.78%      0.78%       0.83%        1.54%      1.51%     1.55%
     Gross expenses*........       0.79%      0.76%      0.80%      0.78%      0.78%       0.83%        1.54%      1.51%     1.55%
  Portfolio turnover rate...         57%        53%        46%        36%        29%         26%          57%        53%       46%
                               --------   --------   --------   --------   --------   ---------    ----------   -------   -------
                                          CLASS B
                               9/30/05   9/30/04     9/30/03
                               -------   ----------  --------
INCEPTION DATE                                       12/22/93
Net asset value, beginning
  of period.................   $ 25.20   $  23.11     $  19.38
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (loss) (b).............      0.16       0.00(c)     (0.01)
  Net realized and
     unrealized gains
     (losses) on
     investments............      2.00       2.09         3.74
                               -------   --------    --------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS.....      2.16       2.09         3.73
                               -------   --------    --------

LESS DISTRIBUTIONS FROM:
  Net investment income.....        --         --          --
  Net realized gains........        --         --          --
                               -------   --------    --------
TOTAL DISTRIBUTIONS.........        --         --          --
                               -------   --------    --------

NET ASSET VALUE, END OF
  PERIOD....................   $ 27.36   $  25.20    $  23.11
                               =======   =======     ========

TOTAL RETURN (A)............      8.57%      9.04%      19.25%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands).........   $12,406   $ 19,373    $ 22,447
  Ratios to average net
     assets:
     Net investment income
       (loss)*..............      0.58%      0.02%      (0.03%)
     Net expenses*..........      1.53%      1.53%       1.58%
     Gross expenses*........      1.53%      1.53%       1.58%
  Portfolio turnover rate...        36%        29%         26%
                               -------   --------    --------

                                                CLASS C (LEVEL LOAD)                    CLASS R               CLASS Y
                            3/31/08(+)   9/30/07  9/30/06  9/30/05  9/30/04  9/30/03   3/31/08(+)   3/31/08(+)   9/30/07   9/30/06
                            ---------    -------  -------  -------  -------  -------   ----------   ----------   --------  --------
INCEPTION DATE                                                               9/30/99      1/29/08
Net asset value, beginning
  of period...............  $    29.00   $ 28.24  $ 27.07  $ 24.93  $ 22.93  $ 19.23   $    25.12   $    30.93   $  29.92  $  28.62
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (loss) (b)...........        0.01      0.12     0.07     0.15       --    (0.01)        0.03         0.15       0.41      0.37
  Net realized and
     unrealized gains
     (losses) on
     investments..........       (3.10)     4.00     2.60     1.99     2.07     3.75        (0.58)       (3.32)      4.26      2.75

                            ---------    -------  -------  -------  -------  -------   ----------   ----------   --------  --------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS...       (3.09)     4.12     2.67     2.14     2.07     3.74        (0.55)       (3.17)      4.67      3.12
                            ---------    -------  -------  -------  -------  -------   ----------   ----------   --------  --------

LESS DISTRIBUTIONS FROM:
  Net investment income...        0.03      0.20     0.22       --     0.07     0.04         0.00         0.33       0.50      0.54
  Net realized gains......        2.99      3.16     1.28       --       --       --         0.00         2.99       3.16      1.28
                            ---------    -------  -------  -------  -------  -------   ----------   ----------   --------  --------
TOTAL DISTRIBUTIONS.......        3.02      3.36     1.50       --     0.07     0.04         0.00         3.32       3.66      1.82
                            ---------    -------  -------  -------  -------  -------   ----------   ----------   --------  --------

NET ASSET VALUE, END OF
  PERIOD..................  $    22.89   $ 29.00  $ 28.24  $ 27.07  $ 24.93  $ 22.93   $    24.57   $    24.44   $  30.93  $  29.92
                            ==========   =======  =======  =======  =======  =======   ==========   ==========   ========  ========

TOTAL RETURN (A)..........      (11.56%)   15.71%   10.29%    8.58%    9.05%   19.46%       (2.19%)     (11.14%)    16.87%    11.40%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
     period (in
     thousands)...........  $    5,283   $ 6,892  $ 7,649  $ 9,306  $12,355  $10,137   $       10   $  120,785   $136,756  $115,005
  Ratios to average net
     assets:
     Net investment income
       (loss)*............        0.07%     0.42%    0.25%    0.57%    0.01%   (0.04%)       0.77%        1.07%      1.39%     1.27%
     Net expenses*........        1.54%     1.51%    1.55%    1.53%    1.53%    1.57%        1.05%        0.54%      0.51%     0.54%
     Gross expenses*......        1.54%     1.51%    1.55%    1.53%    1.53%    1.57%        1.05%        0.54%      0.51%     0.54%
  Portfolio turnover
     rate.................          57%       53%      46%      36%      29%      26%          57%          57%        53%       46%
                            ---------    -------  -------  -------  -------  -------   ----------   ----------   --------  --------
                                       CLASS Y
                             9/30/05   9/30/04   9/30/03
                            --------  --------  --------
INCEPTION DATE                                  11/29/93
Net asset value, beginning
  of period...............  $  26.35  $  24.14  $  20.26
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (loss) (b)...........      0.44      0.27      0.22
  Net realized and
     unrealized gains
     (losses) on
     investments..........      2.10      2.17      3.91
                            --------  --------  --------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS...      2.54      2.44      4.13
                            --------  --------  --------

LESS DISTRIBUTIONS FROM:
  Net investment income...      0.27      0.23      0.25
  Net realized gains......        --        --        --
                            --------  --------  --------
TOTAL DISTRIBUTIONS.......      0.27      0.23      0.25
                            --------  --------  --------

NET ASSET VALUE, END OF
  PERIOD..................  $  28.62  $  26.35  $  24.14
                            ========  ========  ========

TOTAL RETURN (A)..........      9.68%    10.13%    20.47%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
     period (in
     thousands)...........  $306,532  $346,807  $307,727
  Ratios to average net
     assets:
     Net investment income
       (loss)*............      1.56%     1.02%     0.97%
     Net expenses*........      0.53%     0.53%     0.58%
     Gross expenses*......      0.53%     0.53%     0.58%
  Portfolio turnover
     rate.................        36%       29%       26%
                            --------  --------  --------

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE CORE VALUE EQUITY FUND

                                                       CLASS A                                      CLASS B
                                 3/31/08+   9/30/07   9/30/06   9/30/05   9/30/04   9/30/03   3/31/08(+)   9/30/07   9/30/06
                                 --------   -------   -------   -------   -------   -------   ----------   -------   -------
INCEPTION DATE                                                                       9/8/93
Net asset value, beginning of
  period.......................  $  13.00   $ 11.93   $ 11.65   $ 10.94   $  9.81   $  8.29   $    12.00   $ 11.38   $ 11.15
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)
     (b).......................      0.03      0.12      0.09      0.11      0.07      0.07        (0.01)     0.04        --
  Net realized and unrealized
     gains (losses) on
     investments ..............     (1.36)     1.91      1.17      1.04      1.13      1.54        (0.90)     1.81      1.11
                                 --------   -------   -------   -------   -------   -------   ----------   -------   -------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS........     (1.33)     2.03      1.26      1.15      1.20      1.61        (0.91)     1.85      1.11
                                 --------   -------   -------   -------   -------   -------   ----------   -------   -------

LESS DISTRIBUTIONS FROM:
  Net investment income........      0.08      0.14      0.10      0.09      0.07      0.09         0.00      0.02        --
  Net realized gains...........      2.16      1.00      0.88      0.35        --        --         2.16      1.00      0.88
                                 --------   -------   -------   -------   -------   -------   ----------   -------   -------
TOTAL DISTRIBUTIONS............      2.24      1.14      0.98      0.44      0.07      0.09         2.16      1.02      0.88
                                 --------   -------   -------   -------   -------   -------   ----------   -------   -------

NET ASSET VALUE, END OF
  PERIOD.......................  $   9.43   $ 12.82   $ 11.93   $ 11.65   $ 10.94   $  9.81   $     8.93   $ 12.21   $ 11.38
                                 ========   =======   =======   =======   =======   =======   ==========   =======   =======

TOTAL RETURN (A)...............    (10.44%)   18.00%    11.58%    10.73%    12.32%    19.49%      (10.73%)   17.14%    10.66%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)................  $ 44,112   $56,907   $58,024   $47,633   $48,065   $48,400   $    2,088   $ 2,967   $ 4,201
  Ratios to average net assets:
     Net investment income
       (loss)*.................      0.63%     1.02%     0.80%     1.00%     0.61%     0.73%       (0.12%)    0.33%     0.04%
     Net expenses*.............      1.19%     1.20%     1.20%     1.20%     1.20%     1.13%        1.94%     1.95%     1.95%
     Gross expenses*...........      1.33%     1.20%     1.19%     1.21%     1.31%     1.18%        2.08%     1.95%     1.95%
  Portfolio turnover rate......        66%       59%       52%       35%       32%       29%          66%       59%       52%
                                 --------   -------   -------   -------   -------   -------   ----------   -------   -------
                                           CLASS B
                                 9/30/05   9/30/04   9/30/03
                                 -------   -------   -------
INCEPTION DATE                                        9/8/93
Net asset value, beginning of
  period.......................  $ 10.47   $  9.39   $  7.93
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)
     (b).......................     0.03     (0.01)    (0.00)(c)
  Net realized and unrealized
     gains (losses) on
     investments ..............     1.00      1.09      1.46
                                 -------   -------   -------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS........     1.03      1.08      1.46
                                 -------   -------   -------

LESS DISTRIBUTIONS FROM:
  Net investment income........       --        --        --
  Net realized gains...........     0.35        --        --
                                 -------   -------   -------
TOTAL DISTRIBUTIONS............     0.35        --        --
                                 -------   -------   -------

NET ASSET VALUE, END OF
  PERIOD.......................  $ 11.15   $ 10.47   $  9.39
                                 =======   =======   =======

TOTAL RETURN (A)...............     9.88%    11.50%    18.41%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)................  $ 6,342   $ 9,734   $13,568
  Ratios to average net assets:
     Net investment income
       (loss)*.................     0.29%    (0.13%)   (0.02%)
     Net expenses*.............     1.95%     1.95%     1.87%
     Gross expenses*...........     1.96%     2.05%     1.92%
  Portfolio turnover rate......       35%       32%       29%
                                 -------   -------   -------

                                                 CLASS C (LEVEL LOAD)                      CLASS R             CLASS Y
                               3/31/08(+)  9/30/07  9/30/06  9/30/05  9/30/04  9/30/03   3/31/08(+)  3/31/08(+)  9/30/07  9/30/06
                               ---------   -------  -------  -------  -------  -------   ----------  ----------  -------  -------
INCEPTION DATE                                                                 9/30/99     1/29/08
Net asset value, beginning of
  period.....................  $   12.00   $ 11.32  $ 11.10  $ 10.43  $ 9.37   $  7.92   $    9.66   $   14.00   $ 12.71  $ 12.31
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income
     (loss) (b)..............      (0.01)     0.03       --     0.03   (0.01)       --        0.01        0.06      0.17     0.14
  Net realized and unrealized
     gains (losses) on
     investments.............      (0.98)     1.81     1.11     0.99    1.08      1.48       (0.24)      (1.38)     2.15     1.27
                               ---------   -------  -------  -------  ------   -------  ----------   ---------   -------  -------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS......      (0.99)     1.84     1.11     1.02    1.07      1.48       (0.23)      (1.32)     2.32     1.41
                               ---------   -------  -------  -------  ------   -------  ----------   ---------   -------  -------

LESS DISTRIBUTIONS FROM:
  Net investment income......       0.00      0.04     0.01       --    0.01      0.03        0.00        0.11      0.12     0.13
  Net realized gains.........       2.16      1.00     0.88     0.35      --        --        0.00        2.16      1.00     0.88
                               ---------   -------  -------  -------  ------   -------  ----------   ---------   -------  -------
TOTAL DISTRIBUTIONS..........       2.16      1.04     0.89     0.35    0.01      0.03        0.00        2.27      1.12     1.01
                               ---------   -------  -------  -------  ------   -------  ----------   ---------   -------  -------

NET ASSET VALUE, END OF
  PERIOD.....................  $    8.85   $ 12.12  $ 11.32  $ 11.10  $10.43   $  9.37   $    9.43   $   10.41   $ 13.91  $ 12.71
                               =========   =======  =======  =======  ======   =======   =========   =========   =======  =======

TOTAL RETURN (A).............      10.70%)   17.18%   10.72%    9.85%  11.43%    18.68%      (2.38%)    (10.21%)   19.25%   12.26%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands)..........  $   1,307   $ 1,535  $ 1,625  $ 1,695  $1,690   $ 1,783   $      10   $      10   $        $
  Ratios to average net
     assets:
     Net investment income
       (loss)*...............      (0.12%)    0.29%    0.05%    0.24%  (0.14%)   (0.04%)      0.51%       1.05%     1.28%    1.11%
     Net expenses*...........       1.94%     1.95%    1.95%    1.95%   1.95%     1.88%       1.46%       0.90%     0.95%    0.95%
     Gross expenses*.........       2.08%     1.95%    1.94%    1.96%   2.05%     1.94%       1.62%       1.05%     0.95%    0.95%
  Portfolio turnover rate....         66%       59%      52%      35%     32%       29%         66%         66%       59%      52%
                               ---------   -------  -------  -------  ------   -------  ----------   ---------   -------  -------
                                        CLASS Y
                               9/30/05  9/30/04  9/30/03
                               -------  -------  -------
INCEPTION DATE                                    1/5/98
Net asset value, beginning of
  period.....................  $ 11.54  $ 10.37  $  8.77
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income
     (loss) (b)..............     0.15     0.10     0.09
  Net realized and unrealized
     gains (losses) on
     investments.............     1.10     1.17     1.62
                               -------  -------  -------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS......     1.25     1.27     1.71
                               -------  -------  -------

LESS DISTRIBUTIONS FROM:
  Net investment income......     0.13     0.10     0.11
  Net realized gains.........     0.35       --       --
                               -------  -------  -------
TOTAL DISTRIBUTIONS..........     0.48     0.10     0.11
                               -------  -------  -------

NET ASSET VALUE, END OF
  PERIOD.....................  $ 12.31  $ 11.54  $ 10.37
                               =======  =======  =======

TOTAL RETURN (A).............    10.91%   12.29%   19.64%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands)..........  $    56  $    42  $ 5,993
  Ratios to average net
     assets:
     Net investment income
       (loss)*...............     1.26%    0.93%    0.96%
     Net expenses*...........     0.95%    0.95%    0.88%
     Gross expenses*.........     0.96%    0.99%    0.94%
  Portfolio turnover rate....       35%      32%      29%
                               -------  -------  -------

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE SMALL-CAP EQUITY FUND

                                                         CLASS A                                     CLASS B
                                 3/31/08+   9/30/07   9/30/06   9/30/05   9/30/04   9/30/03   3/31/08(+)   9/30/07   9/30/06
                                 --------   -------   -------   -------   -------   -------   ----------   -------   -------
INCEPTION DATE                                                                      9/30/98
Net asset value, beginning of
  period.......................  $  16.13   $ 16.16   $ 15.70   $ 14.87   $ 12.67   $ 11.49   $   14.82    $ 15.11   $ 14.81
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)
     (b).......................      0.01     (0.01)    (0.02)     0.04     (0.06)    (0.01)      (0.03)     (0.12)    (0.14)
  Net realized and unrealized
     gains (losses) on
     investments...............     (1.76)     2.24      1.03      2.89      2.26      1.19       (1.60)      2.09      0.97
                                 --------   -------   -------   -------   -------   -------   ---------    -------   -------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS........     (1.75)     2.23      1.01      2.93      2.20      1.18       (1.63)      1.97      0.83
                                 --------   -------   -------   -------   -------   -------   ---------    -------   -------

LESS DISTRIBUTIONS FROM:
  Net investment income........      0.00        --      0.02        --        --        --        0.00         --        --
  Net realized gains...........      2.97      2.26      0.53      2.10        --        --        2.97       2.26      0.53
                                 --------   -------   -------   -------   -------   -------   ---------    -------   -------
TOTAL DISTRIBUTIONS............      2.97      2.26      0.55      2.10        --        --        2.97       2.26      0.53
                                 --------   -------   -------   -------   -------   -------   ---------    -------   -------

NET ASSET VALUE, END OF
  PERIOD.......................  $  11.41   $ 16.13   $ 16.16   $ 15.70   $ 14.87   $ 12.67   $  10.22     $ 14.82   $ 15.11
                                 ========   =======   =======   =======   =======   =======   =========    =======   =======

TOTAL RETURN (A)...............    (12.47%)   14.87%     6.60%    20.87%    17.36%    10.27%     (12.80%)    14.10%     5.77%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)................  $ 47,270   $58,523   $59,397   $56,235   $48,852   $51,902   $   5,238    $ 7,716   $10,583
  Ratios to average net assets:
     Net investment income
       (loss)*.................      0.21%    (0.03%)   (0.13%)    0.26%    (0.38%)   (0.06%)     (0.54%)    (0.78%)   (0.88%)
     Net expenses*.............      1.33%     1.24%     1.21%     1.21%     1.24%     1.24%       2.08%      1.98%     1.96%
     Gross expenses*...........      1.35%     1.24%     1.21%     1.21%     1.25%     1.24%       2.10%      1.98%     1.96%
  Portfolio turnover rate......        17%       37%       38%       34%       93%      122%         17%        37%       38%
                                 --------   -------   -------   -------   -------   -------   ---------    -------   -------
                                           CLASS B
                                 9/30/05   9/30/04   9/30/03
                                 -------   -------   -------
INCEPTION DATE                                       9/30/98
Net asset value, beginning of
  period.......................  $ 14.22   $ 12.22   $ 11.16
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)
     (b).......................    (0.06)    (0.16)    (0.09)
  Net realized and unrealized
     gains (losses) on
     investments...............     2.75      2.16      1.15
                                 -------   -------   -------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS........     2.69      2.00      1.06
                                 -------   -------   -------

LESS DISTRIBUTIONS FROM:
  Net investment income........       --        --        --
  Net realized gains...........     2.10        --        --
                                 -------   -------   -------
TOTAL DISTRIBUTIONS............     2.10        --        --
                                 -------   -------   -------

NET ASSET VALUE, END OF
  PERIOD.......................  $ 14.81   $ 14.22   $ 12.22
                                 =======   =======   =======

TOTAL RETURN (A)...............    20.04%    16.37%     9.50%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)................  $11,567   $11,885   $18,694
  Ratios to average net assets:
     Net investment income
       (loss)*.................    (0.46%)   (1.15%)   (0.81%)
     Net expenses*.............     1.95%     1.99%     1.99%
     Gross expenses*...........     1.96%     2.00%     1.99%
  Portfolio turnover rate......       34%       93%      122%
                                 -------   -------   -------

                                                CLASS C (LEVEL LOAD)                      CLASS R             CLASS Y
                              3/31/08(+)  9/30/07  9/30/06  9/30/05  9/30/04  9/30/03  3/31/08(+)  3/31/08(+)  9/30/07  9/30/06
                              ---------   -------  -------  -------  -------  -------  ----------  ----------  -------  -------
INCEPTION DATE                                                                9/30/99     1/29/08
Net asset value, beginning
  of period.................  $   14.76   $ 15.07  $ 14.77  $ 14.19  $ 12.19  $ 11.14  $  11.58    $   16.50   $ 16.44  $ 15.99
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
     (loss) (b).............      (0.03)    (0.12)   (0.13)   (0.06)   (0.16)   (0.09)       --         0.02      0.04     0.02
  Net realized and
     unrealized gains
     (losses) on
     investments............      (1.59)     2.07     0.96     2.74     2.16     1.14     (0.17)       (1.80)     2.28     1.04
                              ---------   -------  -------  -------  -------  -------  --------    ---------   -------  -------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS.....      (1.62)     1.95     0.83     2.68     2.00     1.05     (0.17)       (1.78)     2.32     1.06
                              ---------   -------  -------  -------  -------  -------  --------    ---------   -------  -------

LESS DISTRIBUTIONS FROM:
  Net investment income.....       0.00        --       --       --       --       --      0.00         0.00        --     0.08
  Net realized gains........       2.97      2.26     0.53     2.10       --       --      0.00         2.97      2.26     0.53
                              ---------   -------  -------  -------  -------  -------  --------    ---------   -------  -------
TOTAL DISTRIBUTIONS.........       2.97      2.26     0.53     2.10       --       --      0.00         2.97      2.26     0.61
                              ---------   -------  -------  -------  -------  -------  --------    ---------   -------  -------

NET ASSET VALUE, END OF
  PERIOD....................  $   10.17   $ 14.76  $ 15.07  $ 14.77  $ 14.19  $ 12.19  $  11.41    $   11.75   $ 16.50  $ 16.44
                              =========   =======  =======  =======  =======  =======  ========    =========   =======  =======

TOTAL RETURN (A)............     (12.80%)   13.99%    5.79%   20.02%   16.41%    9.43%    (1.47%)     (12.35%)   15.20%    6.85%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands).........  $   5,659   $ 7,428  $ 7,668  $ 8,391  $ 9,615  $ 8,945  $     10    $    3,964  $ 8,053  $11,990
  Ratios to average net
     assets:
     Net investment income
       (loss)*..............      (0.54%)   (0.78%)  (0.88%)  (0.44%)  (1.12%)  (0.83%)   (0.08%)       0.47%     0.23%    0.10%
     Net expenses*..........       2.08%     1.99%    1.96%    1.95%    1.99%    2.01%     1.58%        1.08%     0.99%    0.95%
     Gross expenses*........       2.10%     1.99%    1.96%    1.96%    2.00%    2.01%     1.58%        1.09%     0.99%    0.95%
  Portfolio turnover rate...         17%       37%      38%      34%      93%     122%       17%          17%       37%      38%
                              ---------   -------  -------  -------  -------  -------  --------    ---------   -------  -------
                                       CLASS Y
                              9/30/05  9/30/04   9/30/03
                              -------  -------   -------
INCEPTION DATE                                   9/30/98
Net asset value, beginning
  of period.................  $ 15.07  $ 12.81   $ 11.59
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
     (loss) (b).............     0.08    (0.02)     0.02
  Net realized and
     unrealized gains
     (losses) on
     investments............     2.94     2.28      1.20
                              -------  -------   -------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS.....     3.02     2.26      1.22
                              -------  -------   -------

LESS DISTRIBUTIONS FROM:
  Net investment income.....       --       --        --
  Net realized gains........     2.10       --        --
                              -------  -------   -------
TOTAL DISTRIBUTIONS.........     2.10       --        --
                              -------  -------   -------

NET ASSET VALUE, END OF
  PERIOD....................  $ 15.99  $ 15.07   $ 12.81
                              =======  =======   =======

TOTAL RETURN (A)............    21.22%   17.64%    10.53%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands).........  $24,385  $23,144   $19,715
  Ratios to average net
     assets:
     Net investment income
       (loss)*..............     0.54%   (0.12%)    0.18%
     Net expenses*..........     0.96%    0.99%     1.01%
     Gross expenses*........     0.96%    1.00%     1.01%
  Portfolio turnover rate...       34%      93%      122%
                              -------  -------   -------

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE GLOBAL EQUITY FUND

                                                        CLASS A                                   CLASS B
                                3/31/08+   9/30/07   9/30/06   9/30/05   9/30/04   9/30/03   3/31/08(+)   9/30/07   9/30/06
                                --------   -------   -------   -------   -------   -------   ----------   -------   -------
INCEPTION DATE                                                                      1/5/93
Net asset value, beginning of
  period......................  $  32.08   $ 24.66   $ 21.05   $ 18.13   $ 16.07   $ 13.39   $  29.48     $ 22.71   $ 19.41
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)
     (b)......................      0.11      0.18      0.10      0.19      0.04      0.04      (0.01)      (0.03)    (0.07)
  Net realized and unrealized
     gains (losses) on
     investments .............     (2.64)     7.38      3.64      2.83      2.05      2.71      (2.41)       6.80      3.37
                                --------   -------   -------   -------   -------   -------   --------     -------   -------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS.......     (2.53)     7.56      3.74      3.02      2.09      2.75      (2.42)       6.77      3.30
                                --------   -------   -------   -------   -------   -------   --------     -------   -------

LESS DISTRIBUTIONS FROM:
  Net investment income.......      0.12      0.14      0.13      0.10      0.03      0.07       0.00          --        --
  Net realized gains..........      3.44        --        --        --        --        --       3.44          --        --
                                --------   -------   -------   -------   -------   -------   --------     -------   -------
TOTAL DISTRIBUTIONS...........      3.56      0.14      0.13      0.10      0.03      0.07       3.44          --        --
                                --------   -------   -------   -------   -------   -------   --------     -------   -------

NET ASSET VALUE, END OF
  PERIOD......................  $  25.99   $ 32.08   $ 24.66   $ 21.05   $ 18.13   $ 16.07   $  23.62     $ 29.48   $ 22.71
                                ========   =======   =======   =======   =======   =======   ========     =======   =======

TOTAL RETURN (A)..............     (8.55%)   30.78%    17.85%    16.67%    13.03%    20.56%     (8.94%)     29.81%    17.00%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands)...........  $ 46,047   $50,051   $37,653   $32,038   $30,324   $27,864   $    371     $   457   $   542
  Ratios to average net
     assets:
     Net investment income
       (loss)*................      0.76%     0.64%     0.43%     0.95%     0.22%     0.26%     (0.08%)     (0.12%)   (0.33%)
     Net expenses*............      1.42%     1.36%     1.46%     1.49%     1.65%     1.50%      2.18%       2.10%     2.21%
     Gross expenses*..........      1.42%     1.36%     1.46%     1.50%     1.67%     1.57%      2.18%       2.10%     2.21%
  Portfolio turnover rate.....        64%       66%       57%       61%       28%       64%        64%         66%       57%
                                --------   -------   -------   -------   -------   -------   --------     -------   -------
                                           CLASS B
                                9/30/05   9/30/04    9/30/03
                                -------   -------   --------
INCEPTION DATE                                      12/22/93
Net asset value, beginning of
  period......................  $ 16.76   $ 14.94   $  12.48
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)
     (b)......................     0.04     (0.09)     (0.07)
  Net realized and unrealized
     gains (losses) on
     investments .............     2.61      1.91       2.53
                                -------   -------   --------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS.......     2.65      1.82       2.46
                                -------   -------   --------

LESS DISTRIBUTIONS FROM:
  Net investment income.......       --        --         --
  Net realized gains..........       --        --         --
                                -------   -------   --------
TOTAL DISTRIBUTIONS...........       --        --         --
                                -------   -------   --------

NET ASSET VALUE, END OF
  PERIOD......................  $ 19.41   $ 16.76   $  14.94
                                =======   =======   ========

TOTAL RETURN (A)..............    15.81%    12.18%     19.71%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands)...........  $   826   $ 1,047   $  1,503
  Ratios to average net
     assets:
     Net investment income
       (loss)*................     0.21%    (0.51%)    (0.51%)
     Net expenses*............     2.24%     2.40%      2.27%
     Gross expenses*..........     2.25%     2.42%      2.36%
  Portfolio turnover rate.....       61%       28%        64%
                                -------   -------   --------

                                             CLASS C (LEVEL LOAD)                      CLASS R            CLASS Y
                            3/31/08(+)   9/30/07   9/30/06   9/30/05   9/30/04   9/30/03   3/31/08(+)   3/31/08(+)   9/30/07
                            --------     -------   -------   -------   -------   -------   ----------   ----------   -------
INCEPTION DATE                                                                   9/30/99    1/29/08
Net asset value,
  beginning of period....   $  29.66     $ 22.85   $ 19.54   $ 16.88   $ 15.04   $ 12.47   $  25.98     $   32.23    $ 24.77
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (loss) (b)..........       0.03          --     (0.06)     0.04     (0.09)    (0.07)      0.15          0.15       0.26
  Net realized and
     unrealized gains
     (losses) on
     investments.........      (2.46)       6.81      3.37      2.62      1.93      2.64      (0.17)        (2.67)      7.40
                            --------     -------   -------   -------   -------   -------   --------     ---------    -------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS..      (2.43)       6.81      3.31      2.66      1.84      2.57      (0.02)        (2.52)      7.66
                            --------     -------   -------   -------   -------   -------   --------     ---------    -------

LESS DISTRIBUTIONS FROM:
  Net investment income..       0.01          --        --        --        --        --       0.00          0.20       0.20
  Net realized gains.....       3.44          --        --        --        --        --       0.00          3.44         --
                            --------     -------   -------   -------   -------   -------   --------     ---------    -------
TOTAL DISTRIBUTIONS......       3.45          --        --        --        --        --       0.00          3.64       0.20
                            --------     -------   -------   -------   -------   -------   --------     ---------    -------

NET ASSET VALUE, END OF
  PERIOD.................   $  23.78     $ 29.66   $ 22.85   $ 19.54   $ 16.88   $ 15.04   $  25.96     $   26.07    $ 32.23
                            ========     =======   =======   =======   =======   =======   ========     =========    =======

TOTAL RETURN (A).........      (8.93%)     29.80%    16.94%    15.76%    12.23%    20.61%     (0.08%)       (8.47%)    31.11%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
     period (in
     thousands)..........   $    548     $   467   $   318   $   272   $   423   $   326   $     10     $  23,322    $25,544
  Ratios to average net
     assets:
     Net investment
       income (loss)*....       0.20%      (0.01%)   (0.30%)    0.20%    (0.51%)   (0.47%)     3.32%         1.01%      0.91%
     Net expenses*.......       2.17%       2.10%     2.21%     2.24%     2.40%     2.26%      1.66%         1.17%      1.10%
     Gross expenses*.....       2.17%       2.10%     2.21%     2.25%     2.42%     2.33%      1.66%         1.17%      1.10%
  Portfolio turnover
     rate................         64%         66%       57%       61%       28%       64%        64%           64%        66%
                            --------     -------   -------   -------   -------   -------   --------     ---------    -------
                                            CLASS Y
                            9/30/06   9/30/05   9/30/04    9/30/03
                            -------   -------   -------   --------
INCEPTION DATE                                            11/29/93
Net asset value,
  beginning of period....   $ 21.14   $ 18.21   $ 16.14   $  13.45
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (loss) (b)..........      0.16      0.24      0.09       0.08
  Net realized and
     unrealized gains
     (losses) on
     investments.........      3.66      2.84      2.05       2.72
                            -------   -------   -------   --------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS..      3.82      3.08      2.14       2.80
                            -------   -------   -------   --------

LESS DISTRIBUTIONS FROM:
  Net investment income..      0.19      0.15      0.07       0.11
  Net realized gains.....        --        --        --         --
                            -------   -------   -------   --------
TOTAL DISTRIBUTIONS......      0.19      0.15      0.07       0.11
                            -------   -------   -------   --------

NET ASSET VALUE, END OF
  PERIOD.................   $ 24.77   $ 21.14   $ 18.21   $  16.14
                            =======   =======   =======   ========

TOTAL RETURN (A).........     18.14%    16.98%    13.31%     20.87%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
     period (in
     thousands)..........   $20,643   $18,183   $16,596   $ 13,548
  Ratios to average net
     assets:
     Net investment
       income (loss)*....      0.69%     1.19%     0.49%      0.51%
     Net expenses*.......      1.21%     1.24%     1.40%      1.26%
     Gross expenses*.....      1.21%     1.25%     1.42%      1.34%
  Portfolio turnover
     rate................        57%       61%       28%        64%
                            -------   -------   -------   --------

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE INTERNATIONAL EQUITY FUND

                                                         CLASS A                                    CLASS B
                                 3/31/08+   9/30/07   9/30/06   9/30/05   9/30/04   9/30/03   3/31/08(+)   9/30/07   9/30/06
                                 --------   -------   -------   -------   -------   -------   ----------   -------   -------
INCEPTION DATE                                                                       3/2/94
Net asset value, beginning of
  period.......................  $  25.05   $ 18.79   $ 15.87   $ 12.73   $ 10.58   $  9.41   $  23.29     $ 17.48   $ 14.79
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)
     (b).......................      0.15      0.23      0.16      0.14      0.09      0.07       0.02        0.04      0.02
  Net realized and unrealized
     gains (losses) on
     investments...............     (1.66)     6.21      2.90      3.07      2.11      1.17      (1.49)       5.82      2.70
                                 --------   -------   -------   -------   -------   -------   --------     -------   -------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS........     (1.51)     6.44      3.06      3.21      2.20      1.24      (1.47)       5.86      2.72
                                 --------   -------   -------   -------   -------   -------   --------     -------   -------

LESS DISTRIBUTIONS FROM:
  Net investment income........      0.23      0.16      0.14      0.07      0.05      0.07       0.02        0.03      0.03
  Net realized gains...........      2.46      0.02        --        --        --        --       2.46        0.02        --
                                 --------   -------   -------   -------   -------   -------   --------     -------   -------
TOTAL DISTRIBUTIONS............      2.69      0.18      0.14      0.07      0.05      0.07       2.48        0.05      0.03
                                 --------   -------   -------   -------   -------   -------   --------     -------   -------

NET ASSET VALUE, END OF
  PERIOD.......................  $  20.85   $ 25.05   $ 18.79   $ 15.87   $ 12.73   $ 10.58   $  19.34     $ 23.29   $ 17.48
                                 ========   =======   =======   =======   =======   =======   ========     =======   =======

TOTAL RETURN (A)...............     (6.50%)   34.50%    19.38%    25.32%    20.88%    13.18%     (6.80%)     33.54%    18.41%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)................  $ 64,107   $56,956   $40,564   $28,881   $23,144   $19,694   $  1,080     $ 1,449   $ 1,473
  Ratios to average net assets:
     Net investment income
       (loss)*.................      1.28%     1.06%     0.90%     0.97%     0.69%     0.75%      0.20%       0.22%     0.13%
     Net expenses*.............      1.40%     1.45%     1.58%     1.42%     1.58%     1.51%      2.15%       2.20%     2.32%
     Gross expenses*...........      1.47%     1.45%     1.58%     1.43%     1.58%     1.51%      2.22%       2.20%     2.32%
  Portfolio turnover rate......        37%       38%       39%       66%       31%       68%        37%         38%       39%
                                 --------   -------   -------   -------   -------   -------   --------     -------   -------
                                             CLASS B
                                 9/30/05     9/30/04     9/30/03
                                 -------   ------------  -------
INCEPTION DATE                                            3/2/94
Net asset value, beginning of
  period.......................  $ 11.89   $   9.92      $  8.86
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)
     (b).......................     0.02      (0.00)(c)   (0.01)
  Net realized and unrealized
     gains (losses) on
     investments...............     2.88       1.98         1.07
                                 -------   --------      -------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS........     2.90       1.98         1.06
                                 -------   --------      -------

LESS DISTRIBUTIONS FROM:
  Net investment income........       --       0.01           --
  Net realized gains...........       --         --           --
                                 -------   --------      -------
TOTAL DISTRIBUTIONS............       --       0.01           --
                                 -------   --------      -------

NET ASSET VALUE, END OF
  PERIOD.......................  $ 14.79   $  11.89      $  9.92
                                 =======   ========      =======

TOTAL RETURN (A)...............    24.39%     19.97%       11.96%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)................  $ 1,249   $  1,286      $   954
  Ratios to average net assets:
     Net investment income
       (loss)*.................     0.12%     (0.02%)      (0.09%)
     Net expenses*.............     2.18%      2.33%        2.25%
     Gross expenses*...........     2.18%      2.33%        2.25%
  Portfolio turnover rate......       66%        31%          68%
                                 -------   --------      -------

                                                  CLASS C (LEVEL LOAD)                         CLASS R           CLASS Y
                             3/31/08+   9/30/07   9/30/06   9/30/05   9/30/04      9/30/03   3/31/08(+)   3/31/08(+)   9/30/07
                             --------   -------   -------   -------   -------   -----------  ----------   ----------   -------
INCEPTION DATE                                                                   9/30/99      1/29/08
Net asset value, beginning
  of period...............   $  23.44   $ 17.58   $ 14.85   $ 11.94   $  9.95   $   8.85     $  20.63     $   25.33    $ 18.99
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (loss) (b)...........      0.05       0.05      0.02      0.03     (0.01)      0.00(c)      0.13          0.16       0.28
  Net realized and
     unrealized gains
     (losses) on
     investments..........      (1.53)     5.84      2.72      2.88      2.01       1.12         0.08         (1.65)      6.29
                             --------   -------   -------   -------   -------   --------     --------     ---------    -------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS...     (1.48)      5.89      2.74      2.91      2.00       1.12         0.21         (1.49)      6.57
                             --------   -------   -------   -------   -------   --------     --------     ---------    -------
LESS DISTRIBUTIONS FROM:
  Net investment income...      0.07       0.01      0.01        --      0.01       0.02         0.00          0.29       0.21
  Net realized gains......      2.46       0.02        --        --        --         --         0.00          2.46       0.02
                             --------   -------   -------   -------   -------   --------     --------     ---------    -------
TOTAL DISTRIBUTIONS.......      2.53       0.03      0.01        --      0.01       0.02         0.00          2.75       0.23
                             --------   -------   -------   -------   -------   --------     --------     ---------    -------
NET ASSET VALUE, END OF
  PERIOD..................   $  19.43   $ 23.44   $ 17.58   $ 14.85   $ 11.94   $   9.95     $  20.84     $   21.09    $ 25.33
                             ========   =======   =======   =======   =======   ========     ========     =========    =======
TOTAL RETURN (A)..........      (6.80%)   33.53%    18.48%    24.37%    20.07%     12.62%        1.02%        (6.36%)    34.85%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
     period (in
     thousands)...........   $  1,289   $ 1,259   $ 1,031   $ 1,196   $ 1,081   $  1,200     $     10     $  10,204    $10,354
  Ratios to average net
     assets:
     Net investment income
       (loss)*............       0.43%     0.25%     0.12%     0.19%    (0.09%)     0.05%        3.63%         1.40%      1.29%
     Net expenses*........       2.15%     2.20%     2.31%     2.17%     2.32%      2.27%        1.71%         1.15%      1.20%
     Gross expenses*......       2.22%     2.20%     2.31%     2.18%     2.33%      2.28%        1.78%         1.22%      1.20%
  Portfolio turnover
     rate.................         37%       38%       39%       66%       31%        68%          37%           37%        38%
                             --------   -------   -------   -------   -------   --------     --------     ---------    -------

                                            CLASS Y
                             9/30/06   9/30/05   9/30/04   9/30/03
                             -------   -------   -------   -------
INCEPTION DATE                                              3/2/94
Net asset value, beginning
  of period...............   $ 16.01   $ 12.85   $ 10.68   $  9.53
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (loss) (b)...........      0.09      0.18      0.12      0.09
  Net realized and
     unrealized gains
     (losses) on
     investments..........      3.06      3.09      2.14      1.16
                             -------   -------   -------   -------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS...      3.15      3.27      2.26      1.25
                             -------   -------   -------   -------
LESS DISTRIBUTIONS FROM:
  Net investment income...      0.17      0.11      0.09      0.10
  Net realized gains......        --        --        --        --
                             -------   -------   -------   -------
TOTAL DISTRIBUTIONS.......      0.17      0.11      0.09      0.10
                             -------   -------   -------   -------
NET ASSET VALUE, END OF
  PERIOD..................   $ 18.99   $ 16.01   $ 12.85   $ 10.68
                             =======   =======   =======   =======
TOTAL RETURN (A)..........     19.83%    25.58%    21.22%    13.19%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
     period (in
     thousands)...........   $ 7,679   $69,794   $46,942   $37,413
  Ratios to average net
     assets:
     Net investment income
       (loss)*............      0.51%     1.26%     0.95%     0.91%
     Net expenses*........      1.17%     1.17%     1.33%     1.25%
     Gross expenses*......      1.17%     1.17%     1.33%     1.26%
  Portfolio turnover
     rate.................        39%       66%       31%       68%
                             -------   -------   -------   -------

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE PREMIER GROWTH EQUITY FUND

                                               CLASS A                               CLASS B
                              3/31/08   9/30/07   9/30/06   9/30/05   9/30/04   9/30/03  3/31/08(+)  9/30/07   9/30/06
                             --------  --------  --------  --------  --------  --------  ---------- --------  ---------
INCEPTION DATE ............                                                    12/31/96
Net asset value, beginning
  of period ...............  $  27.15  $  27.64  $  26.96  $  24.71  $  23.26  $  18.50  $   24.71  $  25.67  $    25.27
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment loss (b)..      0.01     (0.02)     0.03      0.11     (0.01)    (0.05)     (0.08)    (0.20)      (0.16)
  Net realized and
     unrealized gains
     (losses) on
     investments ..........     (2.50)     3.64      1.23      2.19      1.46      4.81      (2.25)     3.35        1.14
                             --------  --------  --------  --------  --------  --------  ---------- --------  ---------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...     (2.49)     3.62      1.26      2.30      1.45      4.76      (2.33)     3.15        0.98
                             --------  --------  --------  --------  --------  --------  ---------- --------  ---------
LESS DISTRIBUTIONS FROM:
  Net investment income ...      0.00        --        --      0.05        --        --       0.00        --          --
  Net realized gains ......      2.56      4.11      0.58        --        --        --       2.56      4.11        0.58
                             --------  --------  --------  --------  --------  --------  ---------- --------  ---------
TOTAL DISTRIBUTIONS .......      2.56      4.11      0.58      0.05        --        --       2.56      4.11        0.58
                             --------  --------  --------  --------  --------  --------  ---------- --------  ---------
NET ASSET VALUE, END OF
  PERIOD ..................  $  22.10  $  27.15  $  27.64  $  26.96  $  24.71  $  23.26  $   19.82  $  24.71  $    25.67
                             --------  --------  --------  --------  --------  --------  ---------- --------  ---------
TOTAL RETURN (A) ..........    (9.78%)    14.24%     4.69%     9.31%     6.23%    25.73%   (10.11%)    13.40%       3.88%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands) .......  $184,501  $215,568  $224,381  $358,382  $378,947  $243,274  $   8,831  $ 12,542  $   16,432
  Ratios to average net
     assets:
     Net investment income
       (loss)* ............      0.07%   (0.07%)     0.12%     0.43%   (0.04%)   (0.23%)    (0.68%)   (0.82%)     (0.64%)
     Net expenses* ........      1.06%     1.01%     1.02%     0.97%     1.00%     1.07%      1.81%     1.76%       1.77%
     Gross expenses* ......      1.06%     1.01%     1.02%     0.97%     1.00%     1.08%      1.81%     1.76%       1.77%
  Portfolio turnover rate..        29%       28%       25%       34%       21%       17%        29%       28%         25%
                             --------  --------  --------  --------  --------  --------  ---------- --------  ---------

                                        CLASS B
                              9/30/05   9/30/04   9/30/03
                             --------  --------  --------
INCEPTION DATE                                    12/31/96
Net asset value, beginning
  of period................. $  23.29  $  22.09  $   17.70
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment loss (b)...    (0.07)    (0.19)     (0.20)
  Net realized and
     unrealized gains
     (losses) on
     investments............     2.05      1.39       4.59
                             --------  --------  --------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS.....     1.98      1.20       4.39
                             --------  --------  --------
LESS DISTRIBUTIONS FROM:
  Net investment income.....       --        --         --
  Net realized gains........       --        --         --
                             --------  --------  --------
TOTAL DISTRIBUTIONS.........       --        --         --
                             --------  --------  --------
NET ASSET VALUE, END OF
  PERIOD.................... $  25.27  $  23.29  $   22.09
                             --------  --------  --------
TOTAL RETURN (A)............    8.50%     5.43%     24.80%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands)......... $ 27,629  $ 35,377  $  34,657
  Ratios to average net
     assets:
     Net investment income
       (loss)*..............   (0.29%)   (0.78%)    (0.98%)
     Net expenses*..........    1.72%     1.75%      1.82%
     Gross expenses*........    1.72%     1.75%      1.82%
  Portfolio turnover rate...      34%       21%        17%
                             --------  --------  --------

                                           CLASS C (LEVEL LOAD)                 CLASS R                CLASS Y
                             3/31/08+  9/30/07   9/30/06 9/30/05  9/30/04  9/30/03  3/31/08(+)  3/31/08(+)  9/30/07  9/30/06
                             --------  -------  -------- -------  -------  -------  ----------  ----------  -------  -------
INCEPTION DATE                                                             9/30/99    1/29/08
Net asset value, beginning
  of period................  $  24.72  $ 25.68  $ 25.28  $ 23.30  $ 22.10  $ 17.69  $   22.19   $    27.57  $ 28.11  $ 27.40
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (loss) (b)............     (0.07)   (0.20)   (0.16)   (0.08)   (0.19)   (0.20)        --         0.04     0.04     0.10
  Net realized and
     unrealized gains
     (losses) on
     investments...........     (2.27)    3.35     1.14     2.06     1.39     4.61      (0.10)       (2.60)    3.70     1.25
                             --------  -------  -------- -------  -------  -------  ----------  ----------  -------  -------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS....     (2.34)    3.15     0.98     1.98     1.20     4.41      (0.10)       (2.56)    3.74     1.35
                             --------  -------  -------- -------  -------  -------  ----------  ----------  -------  -------
LESS DISTRIBUTIONS FROM:
  Net investment income....      0.00       --       --       --       --       --       0.00         0.00     0.17     0.06
  Net realized gains.......      2.56     4.11     0.58       --       --       --       0.00         2.56     4.11     0.58
                             --------  -------  -------- -------  -------  -------  ----------  ----------  -------  -------
TOTAL DISTRIBUTIONS........      2.56     4.11     0.58       --       --       --       0.00         2.56     4.28     0.64
                             --------  -------  -------- -------  -------  -------  ----------  ----------  -------  -------
NET ASSET VALUE, END OF
  PERIOD...................  $  19.82  $ 24.72  $ 25.68  $ 25.28  $ 23.30  $ 22.10  $   22.09   $    22.45  $ 27.57  $ 28.11
                             --------  -------  -------- -------  -------  -------  ----------  ----------  -------  -------
TOTAL RETURN (A)...........   (10.15%)  13.40%    3.88%    8.50%     5.43%   24.93%    (0.45%)      (9.66%)   14.52%    4.94%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands)........  $ 23,520  $31,467  $39,838  $63,433  $68,744  $47,482  $      10   $    6,208  $16,826  $66,149
  Ratios to average net
     assets:
     Net investment income
       (loss)*.............    (0.68%)  (0.82%)  (0.63%)  (0.32%)  (0.79%)  (0.99%)      0.01%        0.29%    0.17%   0.34%
     Net expenses*.........     1.81%    1.76%    1.78%    1.72%     1.75%    1.83%      1.34%        0.81%    0.75%   0.76%
     Gross expenses*.......     1.81%    1.76%    1.78%    1.72%     1.75%    1.84%      1.34%        0.81%    0.75%   0.76%
  Portfolio turnover rate..       29%      28%      25%      34%       21%      17%        29%          29%      28%     25%
                             --------  -------  -------- -------  -------  -------  ----------  ----------  -------  -------

                                       CLASS Y
                              9/30/05   9/30/04   9/30/03
                              -------   -------  --------
INCEPTION DATE                                   12/31/96
Net asset value, beginning
  of period................    $25.13    $23.60    $18.72
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (loss) (b)............      0.16      0.05      0.00(c)
  Net realized and
     unrealized gains
     (losses) on
     investments...........      2.26      1.48      4.88
                              -------   -------  --------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS....      2.42      1.53      4.88
                              -------   -------  --------
LESS DISTRIBUTIONS FROM:
  Net investment income....      0.15        --        --
  Net realized gains.......        --        --        --
                              -------   -------  --------
TOTAL DISTRIBUTIONS........      0.15        --        --
                              -------   -------  --------
NET ASSET VALUE, END OF
  PERIOD...................    $27.40    $25.13    $23.60
TOTAL RETURN (A)...........     9.62%     6.48%    26.07%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands)........  $209,902  $139,864   $93,875
  Ratios to average net
     assets:
     Net investment income
       (loss)*.............     0.58%     0.21%     0.02%
     Net expenses*.........     0.72%     0.75%     0.82%
     Gross expenses*.......     0.72%     0.75%     0.83%
  Portfolio turnover rate..       34%       21%       17%
                              -------   -------  --------

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE STRATEGIC INVESTMENT FUND

                                                        CLASS A                       CLASS B
                              3/31/08+   9/30/07   9/30/06   9/30/05   9/30/04   9/30/03  3/31/08(+)   9/30/07   9/30/06
                              --------  --------  --------  --------  --------  --------  ----------  --------  --------
INCEPTION DATE                                                                    1/5/93
Net asset value, beginning
  of period.................    $27.03  $  25.10  $  24.94  $  23.67  $  22.19  $  19.30  $    26.02  $  24.23  $  24.13
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (b)....................      0.20      0.46      0.44      0.43      0.30      0.31        0.10      0.26      0.25
  Net realized and
     unrealized gains
     (losses) on
     investments............     (1.96)     4.01      1.91      1.67      1.45      2.99       (1.88)     3.87      1.84
                              --------  --------  --------  --------  --------  --------  ----------  --------  --------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS.....     (1.76)     4.47      2.35      2.10      1.75      3.30       (1.78)     4.13      2.09
                              --------  --------  --------  --------  --------  --------  ----------  --------  --------
LESS DISTRIBUTIONS FROM:
  Net investment income.....      0.44      0.53      0.42      0.39      0.27      0.41        0.22      0.33      0.22
  Net realized gains........      2.29      2.01      1.77      0.44        --        --        2.29      2.01      1.77
                              --------  --------  --------  --------  --------  --------  ----------  --------  --------
TOTAL DISTRIBUTIONS.........      2.73      2.54      2.19      0.83      0.27      0.41        2.51      2.34      1.99
                              --------  --------  --------  --------  --------  --------  ----------  --------  --------
NET ASSET VALUE, END OF
  PERIOD....................    $22.54  $  27.03  $  25.10  $  24.94  $  23.67  $  22.19  $    21.73  $  26.02    $24.23
                              --------  --------  --------  --------  --------  --------  ----------  --------  --------
TOTAL RETURN (A)............    (7.05%)    19.03%    10.01%     8.90%     7.94%    17.33%     (7.37%)    18.15%     9.18%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands).........  $130,368  $147,927  $133,003  $129,971  $128,471  $113,033  $   11,340  $ 13,980   $14,942
  Ratios to average net
     assets:
     Net investment
       income*..............      1.60%     1.82%     1.81%     1.74%     1.28%     1.50%       0.84%     1.07%     1.04%
     Net expenses*..........      0.90%     0.87%     0.89%     0.80%     0.81%     0.84%       1.65%     1.62%     1.64%
     Gross expenses*........      0.90%     0.87%     0.89%     0.81%     0.81%     0.84%       1.65%     1.62%     1.64%
  Portfolio turnover rate...       144%      133%      118%      119%      135%      134%        144%      133%      118%
                              --------  --------  --------  --------  --------  --------  ----------  --------  --------

                                         CLASS B
                               9/30/05   9/30/04    9/30/03
                              --------  --------  --------
INCEPTION DATE                                     12/22/93
Net asset value, beginning
  of period.................  $ 22.91   $ 21.50   $  18.69
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (b)....................     0.24      0.12       0.15
  Net realized and
     unrealized gains
     (losses) on
     investments............     1.61      1.42       2.90
                              -------   -------   --------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS.....     1.85      1.54       3.05
                              -------   -------   --------
LESS DISTRIBUTIONS FROM:
  Net investment income.....     0.19      0.13       0.24
  Net realized gains........     0.44        --         --
                              -------   -------   --------
TOTAL DISTRIBUTIONS.........     0.63      0.13       0.24
                              -------   -------   --------
NET ASSET VALUE, END OF
  PERIOD....................  $ 24.13   $ 22.91   $  21.50
                              -------   -------   --------
TOTAL RETURN (A)............    8.13%     7.15%     16.45%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands).........  $17,746   $20,077   $ 17,297
  Ratios to average net
     assets:
     Net investment
       income*..............     0.99%     0.53%      0.75%
     Net expenses*..........     1.55%     1.56%      1.59%
     Gross expenses*........     1.56%     1.56%      1.59%
  Portfolio turnover rate...      119%      135%       134%
                              -------   -------   --------

                                               CLASS C (LEVEL LOAD)             CLASS R               CLASS Y
                              3/31/08+  9/30/07  9/30/06  9/30/05  9/30/04  9/30/03  3/31/08(+)  3/31/08(+)  9/30/07  9/30/06
                              --------  -------  -------  -------  -------  -------  ----------  ----------  -------  -------
INCEPTION DATE                                                              9/30/99     1/29/08
Net asset value, beginning
  of period.................  $  25.36  $ 23.67  $ 23.62  $ 22.51  $ 21.18  $ 18.44  $    22.72  $   27.31   $ 25.34  $ 25.01
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (b)....................      0.10     0.26     0.24     0.23     0.13     0.15        0.08       0.23      0.53     0.47
  Net realized and
     unrealized gains
     (losses) on
     investments............     (1.84)    3.77     1.80     1.58     1.39     2.89       (0.27)     (1.97)     4.04     2.11
                              --------  -------  -------  -------  -------  -------  ----------  ----------  -------  -------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS.....     (1.74)    4.03     2.04     1.81     1.52     3.04       (0.19)     (1.74)     4.57     2.58
                              --------  -------  -------  -------  -------  -------  ----------  ----------  -------  -------
LESS DISTRIBUTIONS FROM:
  Net investment income.....      0.28     0.33     0.22     0.26     0.19     0.30        0.00       0.51      0.59     0.48
  Net realized gains........      2.29     2.01     1.77     0.44       --       --        0.00       2.29      2.01     1.77
                              --------  -------  -------  -------  -------  -------  ----------  ----------  -------  -------
TOTAL DISTRIBUTIONS.........      2.57     2.34     1.99     0.70     0.19     0.30        0.00       2.80      2.60     2.25
                              --------  -------  -------  -------  -------  -------  ----------  ----------  -------  -------
NET ASSET VALUE, END OF
  PERIOD....................  $  21.05  $ 25.36  $ 23.67  $ 23.62  $ 22.51  $ 21.18  $    22.53  $   22.77   $ 27.31  $ 25.34
                              --------  -------  -------  -------  -------  -------  ----------  ----------  -------  -------
TOTAL RETURN (A)............    (7.41%)   18.16%    9.18%    8.12%    7.14%  16.62%)     (0.84%     (6.92%)   19.31%   11.03%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands).........  $ 13,961  $14,462  $12,759  $15,975  $15,743  $ 5,355  $       10  $   5,985   $ 5,670  $ 3,161
  Ratios to average net
     assets:
     Net investment
       income*..............      0.86%    1.07%    1.04%    0.99%    0.57%    0.74%       2.19%      1.89%     2.07%    1.82%
     Net expenses*..........      1.65%    1.62%    1.64%    1.55%    1.55%    1.58%       1.08%      0.65%     0.62%    0.56%
     Gross expenses*........      1.65%    1.62%    1.64%    1.56%    1.56%    1.58%       1.08%      0.65%     0.62%    0.56%
  Portfolio turnover rate...       144%     133%     118%     119%     135%     134%        144%       144%      133%     118%
                              --------  -------  -------  -------  -------  -------  ----------  ----------  -------  -------

                                        CLASS Y
                              9/30/05    9/30/04    9/30/03
                              --------  --------  ---------
INCEPTION DATE                                     11/29/93
Net asset value, beginning
  of period.................  $  23.74  $  22.24  $  19.34
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (b)....................      0.50      0.36      0.36
  Net realized and
     unrealized gains
     (losses) on
     investments............      1.66      1.47      3.01
                              --------  --------  --------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS.....      2.16      1.83      3.37
                              --------  --------  --------

LESS DISTRIBUTIONS FROM:
  Net investment income.....      0.45      0.33      0.47
  Net realized gains........      0.44        --        --
                              --------  --------  --------
TOTAL DISTRIBUTIONS.........      0.89      0.33      0.47
                              --------  --------  --------

NET ASSET VALUE, END OF
  PERIOD....................  $  25.01  $  23.74  $  22.24
                              --------  --------  --------

TOTAL RETURN (A)............      9.20%     8.22%    17.65%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands).........  $ 94,317  $107,340  $ 103,532
  Ratios to average net
     assets:
     Net investment
       income*..............      2.01%     1.52%     1.75%
     Net expenses*..........      0.55%     0.56%     0.59%
     Gross expenses*........      0.56%     0.56%     0.59%
  Portfolio turnover rate...       119%      135%      134%
                              --------  --------  --------

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE GOVERNMENT SECURITIES FUND

                                                          CLASS A                    CLASS B
                              3/31/08+   9/30/07   9/30/06   9/30/05   9/30/04   9/30/03   3/31/08(+)   9/30/07   9/30/06
                              --------  --------  --------  --------  --------  --------  ----------  ----------  -------
INCEPTION DATE                                                                        9/8/93
Net asset value, beginning
  of period.................  $   8.60  $   8.56  $   8.69  $   8.79  $   8.90  $   8.94  $    8.68   $     8.63  $  8.77
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (b)....................      0.16      0.34      0.32      0.28      0.25      0.30       0.13         0.28     0.26
  Net realized and
     unrealized gains
     (losses) on
     investments............      0.45      0.04     (0.13)    (0.10)    (0.11)    (0.04)      0.45         0.05    (0.14)
                              --------  --------  --------  --------  --------  --------  ----------  ----------  -------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS.....      0.61      0.38      0.19      0.18      0.14      0.26       0.58         0.33     0.12
                              --------  --------  --------  --------  --------  --------  ----------  ----------  -------
LESS DISTRIBUTIONS FROM:
  Net investment income.....      0.16      0.34      0.32      0.28      0.25      0.30       0.13         0.28     0.26
  Net realized gains........      0.00        --        --        --        --        --       0.00           --       --
                              --------  --------  --------  --------  --------  --------  ----------  ----------  -------
TOTAL DISTRIBUTIONS.........      0.16      0.34      0.32      0.28      0.25      0.30       0.13         0.28     0.26
                              --------  --------  --------  --------  --------  --------  ----------  ----------  -------
NET ASSET VALUE, END OF
  PERIOD....................  $   9.05  $   8.60     $8.56  $   8.69  $   8.79  $   8.90  $    9.13   $     8.68  $  8.63
                              --------  --------  --------  --------  --------  --------  ----------  ----------  -------
TOTAL RETURN (A)............      7.30%     4.57%     2.27%     2.08%     1.60%     2.95%      6.73%        3.91%    1.40%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands).........  $120,774  $119,640  $132,535  $154,259  $169,373  $194,705  $     809   $      896  $ 1,468
  Ratios to average net
     assets:
     Net investment
       income*..............      3.68%     4.01%     3.76%     3.21%     2.80%     3.36%      2.93%        3.24%    3.01%
     Net expenses*..........      0.95%     0.89%     0.88%     0.86%     0.95%     0.87%      1.70%        1.64%    1.63%
     Gross expenses*........      0.98%     0.90%     0.88%     0.86%     0.96%     0.87%      1.73%        1.65%    1.63%
  Portfolio turnover rate...       312%      323%      275%      148%      217%      151%       312%         323%     275%
                              --------  --------  --------  --------  --------  --------  ----------  ----------  -------

                                        CLASS B
                              9/30/05   9/30/04   9/30/03
                              --------  --------  --------
INCEPTION DATE                                    4/22/87
Net asset value, beginning
  of period.................  $  8.86   $  8.98   $  9.01
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (b)....................     0.21      0.18      0.24
  Net realized and
     unrealized gains
     (losses) on
     investments............    (0.08)    (0.12)    (0.04)
                              --------  --------  --------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS.....     0.13      0.06      0.20
                              --------  --------  --------
LESS DISTRIBUTIONS FROM:
  Net investment income.....     0.22      0.18      0.23
  Net realized gains........       --        --        --
                              --------  --------  --------
TOTAL DISTRIBUTIONS.........     0.22      0.18      0.23
                              --------  --------  --------
NET ASSET VALUE, END OF
  PERIOD....................  $  8.77   $  8.86   $  8.98
                              --------  --------  --------
TOTAL RETURN (A)............    1.44%     0.74%     2.31%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands).........  $ 2,327   $ 5,159   $ 8,366
  Ratios to average net
     assets:
     Net investment
       income*..............     2.43%     2.04%     2.68%
     Net expenses*..........     1.61%     1.70%     1.62%
     Gross expenses*........     1.62%     1.71%     1.62%
  Portfolio turnover rate...      148%      217%      151%
                              --------  --------  --------

                                                                       CLASS C (LEVEL LOAD)
                                           3/31/08+     9/30/07      9/30/06       9/30/05       9/30/04       9/30/03
                                          ----------   ----------   ----------    ----------    ----------    ----------
INCEPTION DATE .........................                                                                         9/30/99
Net asset value,
  beginning of
  period ...............................  $     8.71   $     8.66   $     8.80    $     8.89    $     9.00    $     9.04
INCOME (LOSS) FROM
  INVESTMENT
  OPERATIONS:
  Net investment
     income (b) ........................        0.13         0.28         0.26          0.22          0.18          0.24
  Net realized and
     unrealized
     gains (losses)
     on
     investments .......................        0.47         0.05        (0.14)        (0.09)        (0.11)        (0.05)
                                          ----------   ----------   ----------    ----------    ----------    ----------
TOTAL INCOME FROM
  INVESTMENT
  OPERATIONS ...........................        0.60         0.33         0.12          0.13          0.07          0.19
                                          ----------   ----------   ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS
  FROM:
  Net investment
     income ............................        0.13         0.28         0.26          0.22          0.18          0.23
  Net realized
     gains .............................        0.00           --           --            --            --            --
                                          ----------   ----------   ----------    ----------    ----------    ----------
TOTAL
  DISTRIBUTIONS ........................        0.13         0.28         0.26          0.22          0.18          0.23
                                          ----------   ----------   ----------    ----------    ----------    ----------
NET ASSET VALUE, END
  OF PERIOD ............................  $     9.18   $     8.71   $     8.66    $     8.80    $     8.89    $     9.00
                                          ----------   ----------   ----------    ----------    ----------    ----------
TOTAL RETURN (A) .......................        6.93%        3.90%        1.41%         1.44%         0.85%         2.19%
RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end of
     period (in
     thousands) ........................  $      538   $      294   $      418    $      543    $      777    $    1,047
  Ratios to average
     net assets:
     Net investment
       income* .........................        2.84%        3.24%        3.01%         2.40%         2.04%         2.61%
     Net expenses* .....................        1.69%        1.64%        1.63%         1.61%         1.70%         1.62%
     Gross
       expenses* .......................        1.71%        1.64%        1.63%         1.62%         1.71%         1.62%
  Portfolio turnover
     rate ..............................         312%         323%         275%          148%          217%          151%
                                          ----------   ----------   ----------    ----------    ----------    ----------

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE SHORT-TERM GOVERNMENT FUND

                                               CLASS A                      CLASS B
                                 3/31/08+  9/30/07  9/30/06  9/30/05  9/30/04  9/30/03  3/31/08(+) 9/30/07   9/30/06
                                 --------  -------  -------  -------  -------  -------  ---------  -------  --------
INCEPTION DATE ...............                                                  3/2/94
Net asset value, beginning of
  period .....................   $ 11.29   $ 11.23  $ 11.31  $ 11.67  $ 12.04  $ 12.21  $   11.27  $ 11.22  $ 11.29
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)...      0.24      0.49     0.48     0.48     0.36     0.34       0.21     0.42     0.41
  Net realized and unrealized
     gains (losses) on
     investments .............      0.15      0.05    (0.09)   (0.36)   (0.25)   (0.09)      0.15     0.05    (0.08)
                                 --------  -------  -------  -------  -------  -------  ---------  -------  -------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS .................      0.39      0.54     0.39     0.12     0.11     0.25       0.36     0.47     0.33
                                 --------  -------  -------  -------  -------  -------  ---------  -------  -------
LESS DISTRIBUTIONS FROM:
  Net investment income ......      0.24      0.48     0.47     0.48     0.36     0.41       0.21     0.42     0.40
  Net realized gains .........      0.00      --       --       --       0.09     0.01       0.00     --       --
  Return of capital ..........      --        --       --       --       0.03     --         --       --       --
                                 --------  -------  -------  -------  -------  -------  ---------  -------  -------
TOTAL DISTRIBUTIONS ..........      0.24      0.48     0.47     0.48     0.48     0.42       0.21     0.42     0.40
                                 --------  -------  -------  -------  -------  -------  ---------  -------  -------
NET ASSET VALUE, END OF
  PERIOD .....................   $ 11.44   $ 11.29  $ 11.23  $ 11.31  $ 11.67  $ 12.04  $   11.42  $ 11.27  $ 11.22
                                 --------  -------  -------  -------  -------  -------  ---------  -------  -------
TOTAL RETURN (A) .............      3.50%     4.95%    3.51%    1.08%    0.91%    2.06%      3.19%    4.23%    2.98%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands) ..............   $39,869   $38,705  $37,676  $43,909  $53,825  $64,054  $   2,318  $ 3,219  $ 4,543
  Ratios to average net assets:
     Net investment income* ..      4.25%     4.34%    4.27%    4.15%    3.02%    2.82%      3.67%    3.75%    3.67%
     Net expenses* ...........      0.80%     0.80%    0.79%    0.78%    0.75%    0.73%      1.40%    1.40%    1.39%
     Gross expenses* .........      0.80%     0.80%    0.80%    0.86%    0.86%    0.80%       141%    1.40%    1.40%
  Portfolio turnover rate ....       100%      114%     222%      91%      89%     110%       100%     114%     222%
                                 --------  -------  -------  -------  -------  -------  ---------  -------  -------

                                           CLASS B
                                 9/30/05   9/30/04   9/30/03
                                 --------  --------  --------
INCEPTION DATE                                        3/2/94
Net asset value, beginning of
  period.......................  $ 11.65   $ 12.02   $ 12.19
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)....     0.41      0.29      0.27
  Net realized and unrealized
     gains (losses) on
     investments...............    (0.36)    (0.25)    (0.10)
                                 --------  --------  --------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS...................     0.05      0.04      0.17
                                 --------  --------  --------
LESS DISTRIBUTIONS FROM:
  Net investment income........     0.41      0.29      0.33
  Net realized gains...........       --      0.09      0.01
  Return of capital............       --      0.03        --
                                 --------  --------  --------
TOTAL DISTRIBUTIONS............     0.41      0.41      0.34
                                 --------  --------  --------
NET ASSET VALUE, END OF
  PERIOD.......................  $ 11.29   $ 11.65   $ 12.02
                                 --------  --------  --------
TOTAL RETURN (A)...............    0.47%     0.30%     1.45%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)................  $ 4,243   $ 5,044   $5,206
  Ratios to average net assets:
     Net investment income*....    3.55%     2.44%     2.20%
     Net expenses*.............    1.38%     1.35%     1.32%
     Gross expenses*...........    1.46%     1.46%     1.40%
  Portfolio turnover rate......      91%       89%      110%
                                 --------  --------  --------

                                                 CLASS C (LEVEL LOAD)               CLASS R               CLASS Y
                               3/31/08(+)  9/30/07  9/30/06  9/30/05  9/30/04  9/30/03  3/31/08(+) 3/31/08(+)  9/30/07   9/30/06
                               ----------  -------  -------  -------  -------  -------  ---------  ----------  -------  --------
INCEPTION DATE                                                                 9/30/99   1/29/08
Net asset value, beginning of
  period.....................  $   11.27   $ 11.22  $ 11.29  $ 11.65  $ 12.02    12.19  $  11.42   $    11.25  $ 11.20  $  11.27
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)..       0.20      0.40     0.39     0.39     0.26     0.24      0.07         0.25     0.51      0.49
  Net realized and unrealized
     gains (losses) on
     investments.............       0.15      0.05    (0.08)   (0.35)   (0.24)   (0.09)     0.02         0.16     0.05     (0.07)
                               ----------  -------  -------  -------  -------  -------  ---------  ----------  -------  --------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS.................       0.35      0.45     0.31     0.04     0.02     0.15      0.09         0.41     0.56      0.42
                               ----------  -------  -------  -------  -------  -------  ---------  ----------  -------  --------
LESS DISTRIBUTIONS FROM:
  Net investment income......       0.20      0.40     0.38     0.40     0.27     0.31      0.07         0.26     0.51      0.49
  Net realized gains.........         --        --       --       --     0.09     0.01      0.00         0.00       --        --
  Return of capital..........         --        --       --       --     0.03       --        --           --       --        --
                               ----------  -------  -------  -------  -------  -------  ---------  ----------  -------  --------
TOTAL DISTRIBUTIONS..........       0.20      0.40     0.38     0.40     0.39     0.32      0.07         0.26     0.51      0.49
                               ----------  -------  -------  -------  -------  -------  ---------  ----------  -------  --------
NET ASSET VALUE, END OF
  PERIOD.....................  $   11.42   $ 11.27  $ 11.22  $ 11.29  $ 11.65   $12.02  $  11.44   $    11.40  $ 11.25  $  11.20
                               ----------  -------  -------  -------  -------  -------  ---------  ----------  -------  --------
TOTAL RETURN (A).............       3.12%     4.08%    2.83%    0.32%    0.14%    1.29%     0.82%        3.64%    5.12%     3.84%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands)..........  $   2,824   $ 3,039  $ 4,007  $ 5,322  $ 7,591    8,281  $     10   $   56,478  $54,444  $ 50,153
  Ratios to average net
     assets:
     Net investment income*..       3.50%     3.60%    3.53%    3.38%    2.24%    1.99%     3.74%        4.50%    4.59%     4.39%
     Net expenses*...........       1.55%     1.55%    1.55%    1.53%    1.50%    1.47%     1.03%        0.55%    0.55%     0.54%
     Gross expenses*.........       1.55%     1.55%    1.56%    1.61%    1.61%    1.55%     1.03%        0.55%    0.55%     0.55%
  Portfolio turnover rate....        100%      114%     222%      91%      89%     110%      100%         100%     114%      222%
                               ----------  -------  -------  -------  -------  -------  ---------  ----------  -------  --------

                                         CLASS Y
                                 9/30/05   9/30/04  9/30/03
                               ----------  -------  -------
INCEPTION DATE                                       3/2/94
Net asset value, beginning of
  period.....................  $    11.63  $ 12.00  $ 12.17
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)..        0.52     0.38     0.40
  Net realized and unrealized
     gains (losses) on
     investments.............       (0.37)   (0.23)   (0.12)
                               ----------  -------  -------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS.................        0.15     0.15     0.28
                               ----------  -------  -------
LESS DISTRIBUTIONS FROM:
  Net investment income......        0.51     0.40     0.44
  Net realized gains.........          --     0.09     0.01
  Return of capital..........          --     0.03       --
                               ----------  -------  -------
TOTAL DISTRIBUTIONS..........        0.51     0.52     0.45
                               ----------  -------  -------
NET ASSET VALUE, END OF
  PERIOD.....................  $    11.27  $ 11.63  $ 12.00
                               ----------  -------  -------
TOTAL RETURN (A).............       1.32%    1.26%    2.32%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands)..........  $    7,302  $ 7,821  $ 1,160
  Ratios to average net
     assets:
     Net investment income*..        4.41%    3.41%    3.33%
     Net expenses*...........        0.53%    0.50%    0.47%
     Gross expenses*.........        0.61%    0.62%    0.52%
  Portfolio turnover rate....          91%      89%     110%
                               ----------  -------  -------

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE TAX-EXEMPT FUND

                                                           CLASS A                                        CLASS B
                                 3/31/08+   9/30/07   9/30/06   9/30/05   9/30/04   9/30/03  3/31/08(+)    9/30/07   9/30/06
                                 --------   -------   -------   -------   -------   -------  ----------   --------   -------
INCEPTION DATE                                                                       9/8/93
Net asset value, beginning of
  period.......................  $  11.41   $ 11.63   $ 11.77   $ 12.04   $ 12.19   $ 12.21   $  11.41    $  11.63   $ 11.77
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)....      0.22      0.46      0.46      0.45      0.43      0.44       0.17        0.38      0.37
  Net realized and unrealized
     gains (losses) on
     investments...............     (0.04)    (0.22)    (0.14)    (0.27)    (0.15)    (0.02)     (0.05)      (0.23)    (0.14)
                                 --------   -------   -------   -------   -------   -------   --------    --------   -------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS...................      0.18      0.24      0.32      0.18      0.28      0.42       0.12        0.15      0.23
                                 --------   -------   -------   -------   -------   -------   --------    --------   -------
LESS DISTRIBUTIONS FROM:
  Net investment income........      0.22      0.46      0.46      0.45      0.43      0.44       0.17        0.37      0.37
  Net realized gains...........      0.00        --        --        --        --      0.00       0.00          --        --
                                 --------   -------   -------   -------   -------   -------   --------    --------   -------
TOTAL DISTRIBUTIONS............      0.22      0.46      0.46      0.45      0.43      0.44       0.17        0.37      0.37
                                 --------   -------   -------   -------   -------   -------   --------    --------   -------

NET ASSET VALUE, END OF
  PERIOD.......................  $  11.37   $ 11.41   $ 11.63   $ 11.77   $ 12.04   $ 12.19   $  11.36    $  11.41   $ 11.63
                                 ========   =======   =======   =======   =======   =======   ========    ========   =======

TOTAL RETURN (A)...............      1.56%     2.11%     2.82%     1.50%     2.37%     3.54%      1.08%       1.35%     2.05%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)................  $ 29,229   $29,433   $26,327   $29,685   $40,638   $41,541   $    414    $    484   $   849

  Ratios to average net assets:
     Net investment income*....      3.78%     4.00%     3.98%     3.77%     3.58%     3.59%      3.03%       3.27%     3.24%
     Net expenses*.............      0.87%     0.87%     0.87%     0.87%     0.87%     0.85%      1.62%       1.62%     1.62%
     Gross expenses*...........      1.14%     1.12%     1.04%     0.96%     0.90%     0.86%      1.89%       1.87%     1.79%
  Portfolio turnover rate......        47%       40%       43%       39%       17%       30%        47%         40%       43%
                                 --------   -------   -------   -------   -------   -------   --------    --------   -------


                                           CLASS B
                                  9/30/05   9/30/04   9/30/03
                                 --------   -------   -------
INCEPTION DATE                                         9/8/93
Net asset value, beginning of
  period.......................   $ 12.04   $ 12.18   $ 12.21
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)....      0.36      0.34      0.35
  Net realized and unrealized
     gains (losses) on
     investments...............     (0.27)    (0.14)    (0.03)
                                  -------   -------   -------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS...................      0.09      0.20      0.32
                                  -------   -------   -------

LESS DISTRIBUTIONS FROM:
  Net investment income........      0.36      0.34      0.35
  Net realized gains...........        --        --        --
                                  -------   -------   -------
TOTAL DISTRIBUTIONS............      0.36      0.34      0.35
                                  -------   -------   -------

NET ASSET VALUE, END OF
  PERIOD.......................   $ 11.77   $ 12.04   $ 12.18
                                  =======   =======   =======

TOTAL RETURN (A)...............      0.75%     1.69%     2.69%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)................   $ 1,630   $ 2,582   $ 3,779
  Ratios to average net assets:
     Net investment income*....      3.02%     2.82%     2.89%
     Net expenses*.............      1.62%     1.62%     1.60%
     Gross expenses*...........      1.71%     1.66%     1.61%
  Portfolio turnover rate......        39%       17%       30%
                                  -------   -------   -------

                                                     CLASS C (LEVEL LOAD)                                  CLASS Y
                                 3/31/08+   9/30/07   9/30/06   9/30/05   9/30/04   9/30/03  3/31/08(+)    9/30/07   9/30/06
                                 --------   -------   -------   -------   -------   -------   ---------   --------   -------
INCEPTION DATE                                                                      9/30/99
Net asset value, beginning of
  period.......................   $ 11.41   $ 11.62   $ 11.76   $ 12.04   $ 12.18   $ 12.21    $ 12.34     $ 12.57   $ 12.72
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)....      0.17      0.37      0.38      0.36      0.34      0.35       0.25        0.53      0.53
  Net realized and unrealized
     gains (losses) on
     investments...............     (0.05)    (0.21)    (0.14)    (0.28)    (0.14)    (0.03)     (0.05)      (0.23)    (0.15)
                                  -------   -------   -------   -------   -------   -------    -------     -------   -------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS...................      0.12      0.16      0.24      0.08      0.20      0.32       0.20        0.30      0.38
                                  -------   -------   -------   -------   -------   -------    -------     -------   -------

LESS DISTRIBUTIONS FROM:
  Net investment income........      0.17      0.37      0.38      0.36      0.34      0.35       0.25        0.53      0.53
  Net realized gains...........      0.00        --        --        --        --        --       0.00          --        --
                                  -------   -------   -------   -------   -------   -------    -------     -------   -------
TOTAL DISTRIBUTIONS............      0.17      0.37      0.38      0.36      0.34      0.35       0.25        0.53      0.53
                                  -------   -------   -------   -------   -------   -------    -------     -------   -------

NET ASSET VALUE, END OF
  PERIOD.......................   $ 11.36   $ 11.41   $ 11.62   $ 11.76   $ 12.04   $ 12.18    $ 12.29     $ 12.34   $ 12.57
                                  =======   =======   =======   =======   =======   =======    =======     =======   =======

TOTAL RETURN (A)...............      1.08%     1.44%     2.06%     0.66%     1.69%     2.77%      1.63%       2.43%     3.09%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)................   $   187   $   228   $   364   $   956   $ 1,771   $ 2,711    $    36     $    36   $    35
  Ratios to average net assets:
     Net investment income*....      3.02%     3.27%     3.27%     3.03%     2.83%     2.90%      4.04%       4.25%     4.24%
     Net expenses*.............      1.62%     1.62%     1.63%     1.63%     1.62%     1.60%      0.61%       0.62%     0.61%
     Gross expenses*...........      1.89%     1.87%     1.79%     1.71%     1.66%     1.60%      0.88%       0.87%     0.77%
  Portfolio turnover rate......        47%       40%       43%       39%       17%       30%        47%         40%       43%
                                  -------   -------   -------   -------   -------   -------    -------     -------   -------


                                            CLASS Y
                                  9/30/05   9/30/04   9/30/03
                                 --------   -------   -------
INCEPTION DATE                                        9/26/97
Net asset value, beginning of
  period.......................   $ 13.04   $ 13.18   $ 12.70
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)....      0.51      0.50      0.48
  Net realized and unrealized
     gains (losses) on
     investments...............     (0.31)    (0.14)     0.50**
                                  -------   -------   -------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS...................      0.20      0.36      0.98
                                  -------   -------   -------

LESS DISTRIBUTIONS FROM:
  Net investment income........      0.52      0.50      0.50**
  Net realized gains...........        --        --        --
                                  -------   -------   -------
TOTAL DISTRIBUTIONS............      0.52      0.50      0.50
                                  -------   -------   -------

NET ASSET VALUE, END OF
  PERIOD.......................   $ 12.72   $ 13.04   $ 13.18
                                  =======   =======   =======

TOTAL RETURN (A)...............      1.54%     2.81%     7.88%**

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)................   $    34   $    33   $   287
  Ratios to average net assets:
     Net investment income*....      3.98%     3.81%     3.70%
     Net expenses*.............      0.62%     0.62%     0.62%
     Gross expenses*...........      0.71%     0.66%     0.63%
  Portfolio turnover rate......        39%       17%       30%
                                  -------   -------   -------

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE FIXED INCOME FUND

                                                          CLASS A                                           CLASS B
                              3/31/08+    9/30/07    9/30/06    9/30/05    9/30/04    9/30/03  3/31/08(+)    9/30/07   9/30/06
                              --------   --------   --------   --------   --------   --------  ---------     -------   -------
INCEPTION DATE                                                                         1/5/93
Net asset value, beginning
  of period.................  $  11.84   $  11.90   $  12.12   $  12.56   $  12.78   $  12.75    $ 11.84     $ 11.90   $ 12.12
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment
     income (b).............      0.27       0.61       0.57       0.48       0.41       0.41       0.22        0.52      0.48
  Net realized and
     unrealized gains
     (losses) on
     investments............      0.21      (0.07)     (0.20)     (0.22)     (0.04)      0.16       0.21       (0.06)    (0.19)
                              --------   --------   --------   --------   --------   --------    -------     -------   -------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS................      0.48       0.54       0.37       0.26       0.37       0.57       0.43        0.46      0.29
                              --------   --------   --------   --------   --------   --------    -------     -------   -------

LESS DISTRIBUTIONS FROM:
  Net investment income.....      0.27       0.60       0.56       0.47       0.42       0.44       0.22        0.52      0.48
  Net realized gains........      0.00         --       0.03       0.23       0.17       0.10       0.00          --      0.03
                              --------   --------   --------   --------   --------   --------    -------     -------   -------
TOTAL DISTRIBUTIONS.........      0.27       0.60       0.59       0.70       0.59       0.54       0.22        0.52      0.51
                              --------   --------   --------   --------   --------   --------    -------     -------   -------

NET ASSET VALUE, END OF
  PERIOD....................  $  12.05   $  11.84   $  11.90   $  12.12   $  12.56   $  12.78    $ 12.05     $ 11.84   $ 11.90
                              ========   ========   ========   ========   ========   ========    =======     =======   =======

TOTAL RETURN (A)............      4.07%      4.77%      3.13%      2.11%      2.99%      4.58%      3.60%       3.99%     2.45%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands).........  $123,397   $121,475   $130,779   $142,688   $153,014   $167,091    $ 1,074     $ 1,472   $ 2,078
  Ratios to average net
     assets:
     Net investment
       income*..............      4.46%      5.10%      4.84%      3.85%      3.30%      3.20%      3.74%       4.34%     4.08%
     Net expenses*..........      0.85%      0.82%      0.80%      0.80%      0.78%      0.78%      1.60%       1.57%     1.55%
     Gross expenses*........      0.85%      0.83%      0.86%      0.81%      0.79%      0.78%      1.60%       1.58%     1.61%
  Portfolio turnover rate...       431%       385%       337%       311%       363%       381%       431%        385%      337%
                              --------   --------   --------   --------   --------   --------    -------     -------   -------

                                         CLASS B
                               9/30/05    9/30/04    9/30/03
                               -------    -------    -------
INCEPTION DATE                                      12/22/93
Net asset value, beginning
  of period.................   $ 12.56    $ 12.78    $ 12.76
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income (b)       0.38       0.32       0.31
  Net realized and
     unrealized gains
     (losses) on
     investments............     (0.21)     (0.04)      0.15
                               -------    -------    -------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS................      0.17       0.28       0.46
                               -------    -------    -------

LESS DISTRIBUTIONS FROM:
  Net investment income.....      0.38       0.33       0.34
  Net realized gains........      0.23        0.17      0.10
                               -------    -------    -------
TOTAL DISTRIBUTIONS.........      0.61       0.50       0.44
                               -------    -------    -------

NET ASSET VALUE, END OF
  PERIOD....................   $ 12.12    $ 12.56    $ 12.78
                               =======    =======    =======

TOTAL RETURN (A)............      1.34%      2.22%      3.71%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands).........   $ 2,728    $ 3,208    $ 3,555
  Ratios to average net
     assets:
     Net investment
       income*..............      3.09%      2.55%      2.45%
     Net expenses*..........      1.55%      1.53%      1.53%
     Gross expenses*........      1.56%      1.54%      1.54%
  Portfolio turnover rate...       311%       363%       381%
                               -------    -------    -------

                                                CLASS C (LEVEL LOAD)                     CLASS R              CLASS Y
                             3/31/08(+)   9/30/07  9/30/06  9/30/05  9/30/04  9/30/03  3/31/08(+)  3/31/08(+)  9/30/07  9/30/06
                             ---------    -------  -------  -------  -------  -------  ---------   ---------   -------  -------
INCEPTION DATE                                                                9/30/99   1/29/08
Net asset value, beginning
  of period.................   $ 11.86    $ 11.91  $ 12.14  $ 12.57  $ 12.79  $ 12.76   $ 12.15      $ 11.84   $ 11.89  $ 12.11
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (b)....................      0.22       0.52     0.49     0.38     0.32     0.30      0.08         0.28      0.64     0.61
  Net realized and
     unrealized gains
     (losses) on
     investments............      0.21      (0.05)   (0.21)   (0.20)   (0.04)    0.17     (0.10)        0.20     (0.06)   (0.21)
                               -------    -------  -------  -------  -------  -------   -------     --------   -------  -------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS................      0.43       0.47     0.28     0.18     0.28     0.47     (0.02)        0.48      0.58     0.40
                               -------    -------  -------  -------  -------  -------   -------     --------   -------  -------

LESS DISTRIBUTIONS FROM:
  Net investment income.....      0.22       0.52     0.48     0.38     0.33     0.34      0.08         0.28      0.63     0.59
  Net realized gains........      0.00         --     0.03     0.23     0.17     0.10      0.00         0.00        --     0.03
                               -------    -------  -------  -------  -------  -------   -------     --------   -------  -------
TOTAL DISTRIBUTIONS.........      0.22       0.52     0.51     0.61     0.50     0.44      0.08         0.28      0.63     0.62
                               -------    -------  -------  -------  -------  -------   -------     --------   -------  -------

NET ASSET VALUE, END OF
  PERIOD....................   $ 12.07    $ 11.86  $ 11.91  $ 12.14  $ 12.57  $ 12.79   $ 12.05     $  12.04   $ 11.84  $ 11.89
                               =======    =======  =======  =======  =======  =======   =======     ========   =======  =======

TOTAL RETURN (A)............      3.68%      3.99%    2.37%    1.43%    2.22%    3.78%    (0.17%)       4.12%     5.03%    3.48%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands).........   $ 1,076    $ 1,108  $ 1,237  $ 1,731  $ 2,681  $ 3,274   $    10     $ 15,297   $14,221  $14,900
  Ratios to average net
     assets:
     Net investment
       income*..............      3.71%      4.34%    4.09%    3.10%    2.55%    2.36%     3.92%        4.72%     5.35%    4.99%
     Net expenses*..........      1.60%      1.57%    1.55%    1.55%    1.53%    1.52%     1.09%        0.60%     0.57%    0.55%
     Gross expenses*........      1.60%      1.58%    1.61%    1.56%    1.54%    1.53%     1.09%        0.60%     0.58%    0.58%
  Portfolio turnover rate...       431%       385%     337%     311%     363%     381%      431%         431%      385%     337%
                               -------    -------  -------  -------  -------  -------   -------     --------   -------  -------


                                       CLASS Y
                              9/30/05  9/30/04   9/30/03
                              -------  -------  --------
INCEPTION DATE                                  11/29/93
Net asset value, beginning
  of period.................  $ 12.55  $ 12.77  $  12.75
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (b)....................     0.51     0.44      0.44
  Net realized and
     unrealized gains
     (losses) on
     investments............    (0.22)   (0.04)     0.15
                              -------  -------  --------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS................     0.29     0.40      0.59
                              -------  -------  --------

LESS DISTRIBUTIONS FROM:
  Net investment income.....     0.50     0.45      0.47
  Net realized gains........     0.23     0.17      0.10
                              -------  -------  --------
TOTAL DISTRIBUTIONS.........     0.73     0.62      0.57
                              -------  -------  --------

NET ASSET VALUE, END OF
  PERIOD....................  $ 12.11  $ 12.55  $  12.77
                              =======  =======  ========

TOTAL RETURN (A)............     2.36%    3.24%     4.75%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands).........  $87,216  $94,622  $110,539
  Ratios to average net
     assets:
     Net investment
       income*..............     4.10%    3.55%     3.45%
     Net expenses*..........     0.55%    0.53%     0.53%
     Gross expenses*........     0.56%    0.54%     0.53%
  Portfolio turnover rate...      311%     363%      381%
                              -------  -------  --------

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE MONEY MARKET FUND

                      RETAIL CLASS
                        3/31/08     9/30/07     9/30/06     9/30/05     9/30/04     9/30/03
                       ---------   ---------   ---------   ---------   ---------   ---------
INCEPTION DATE                                                                        1/5/93
Net asset value,
  beginning of
  period ...........   $    1.00   $    1.00   $    1.00   $    1.00   $    1.00   $     1.0
INCOME FROM
  INVESTMENT
  OPERATIONS:
Net investment
  income (b) .......        0.02        0.05        0.04        0.02        0.01        0.01(b)
Net realized and
  unrealized gains
  (losses) in
  investments.......
                       ---------   ---------   ---------   ---------   ---------   ---------
TOTAL INCOME FROM
  INVESTMENT
  OPERATIONS .......        0.02        0.05        0.04        0.02        0.01        0.01
                       ---------   ---------   ---------   ---------   ---------   ---------

LESS DISTRIBUTIONS
  FROM:
  Net investment
     income (loss)..        0.02        0.05        0.04        0.02        0.01        0.01
  Net realized
     gains..........
                       ---------   ---------   ---------   ---------   ---------   ---------
TOTAL
  DISTRIBUTIONS ....        0.02        0.05        0.04        0.02        0.01         0.0
                       ---------   ---------   ---------   ---------   ---------   ---------

NET ASSET VALUE, END
  OF PERIOD ........   $    1.00   $    1.00   $    1.00   $    1.00   $    1.00   $    1.01
                       =========   =========   =========   =========   =========   =========

TOTAL RETURN (A) ...        2.05%       5.09%       4.38%       2.36%       0.89%       0.96%

RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end of
     period (in
     thousands) ....   $ 212,012   $ 265,440   $ 214,333   $ 214,638   $ 234,979   $ 269,533
  Ratios to average
     net assets:
     Net investment
       income* .....        4.09%       4.97%       4.29%       2.32%       0.85%       0.94%
     Net expenses*..        0.48%       0.39%       0.41%       0.40%       0.35%       0.41%
     Gross
       expenses* ...        0.48%       0.39%       0.41%       0.40%       0.35%       0.41%
                       ---------   ---------   ---------   ---------   ---------   ---------

                                    INSTITUTIONAL CLASS
                                          3/31/08
                                    -------------------
INCEPTION DATE                           3/17/08
Net asset value, beginning of
  period.........................       $      1.00
INCOME FROM INVESTMENT
  OPERATIONS:

Net investment income (b).......                 --
Net realized and unrealized gains
  (losses) in investments.......                 --
                                        -----------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS.....................                --
                                        -----------

LESS DISTRIBUTIONS FROM:
  Net investment income (loss)...              0.00
  Net realized gains.............                --
                                        -----------
TOTAL DISTRIBUTIONS..............              0.00
                                        -----------

NET ASSET VALUE, END
  OF PERIOD......................       $      1.00
                                        ===========

TOTAL RETURN (A).................              0.09%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
     period (in thousands).......       $ 1,085,838

  Ratios to average net assets:
     Net investment income*......              2.37%
     Net expenses*...............              0.28%
     Gross expenses*.............              0.28%
                                        -----------

See Notes to Financial Highlights and Notes to Financial Statements.

Notes to Financial Highlights

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.

(b) Net investment income per share is based on average shares outstanding during the period.

(c)    Less than $0.01 per share.

(d)    Less than $1,000 of asset in share class.

  *    Annualized for periods lees than one year

 ** The Fund recorded an accounting adjustment for $1,100 in 2003 which enhanced performance due to the small size of this share class. Absent this adjustment, the performance for the Class Y Shares would have been 3.80%. The Fund's net realized and unrealized gains (losses) on investments and distributions from net investment income would have been (0.01) per share without this adjustment.

  +    Unaudited.

See Notes to Financial Highlights and Notes to Financial Statements.

                      [This page intentionally left blank.]

                                                       GE               GE                GE              GE
                                                      U.S.          CORE VALUE        SMALL-CAP         GLOBAL
Statements of Assets                                 EQUITY           EQUITY            EQUITY          EQUITY
and Liabilities March 31, 2008                        FUND             FUND              FUND            FUND
--------------------------------------------      ------------      -----------      -----------      -----------
ASSETS
  Investments in securities, at market**
     (cost $384,575,362; $47,204,910;
     $59,617,583; $60,608,355; $62,616,568;
     $211,150,957; $139,655,846
     $131,497,609; $106,040,554;
     $29,244,162; $144,316,640 and $0
     respectively)..........................      $387,350,855      $46,631,435      $62,206,649      $69,262,747
  Investments in affiliated securities (at
     cost $170,548; $27,091; $19,536,
     $61,254;$37,103; $28,866; $541,846;
     $825,573; $191,793; $7,430; and
     $917,718 and $0 respectively), at
     market.................................           133,028           21,131           15,238           47,778
  Short-term Investments (at amortized
     cost)..................................           485,000               --               --               --
  Repurchase Agreements.....................                --               --               --               --
  Short-term affiliated investments (at
     amortized cost)........................         5,306,898          874,368            1,000        1,368,535
  Cash......................................                --               --               --               --
  Restricted cash...........................                --               --               --               --
  Foreign currency (cost $0; $0; $0;
     $184,034; $297,216; $0; $32,095;
     $12,086; $0; $0; $14,503 and $0
     respectively)..........................                --               --               --          185,603
  Receivable for investments sold...........         3,407,597          563,850          358,693          770,145
  Income receivables........................           466,417           69,139           69,436          490,193
  Receivable for fund shares sold...........           199,517           26,392           18,636           88,072
  Variation margin receivable...............             3,330            1,275               --               --
  Other assets..............................                --               --               --           12,198
                                                  ------------      -----------      -----------      -----------
     TOTAL ASSETS...........................       397,352,642       48,187,590       62,669,652       72,225,271
                                                  ------------      -----------      -----------      -----------

LIABILITIES
  Distribution payable to shareholders......                --               --            2,737               --
  Foreign currency overdraft (cost $
     (1,518); $(106); $0; $0; $0; $0; $0;
     $0; $0; $0; $0; and $0 respectively)...             1,501              106               --               --
  Payable upon return of securities loaned..                --               --               --               --
  Payable for investments purchased.........         3,485,478          345,922           52,148        1,607,701
  Payable for fund shares redeemed..........           190,212           49,644           88,000           30,983
  Payable to GEAM...........................           592,632           28,408          243,105          216,848
  Accrued other expenses....................            34,238          236,252           48,137           71,578
  Variation margin payable..................                --               --               --               --
  Interest/dividend payable.................                --               --               --               68
  Other liabilities.........................             1,535              205              283              194
  Payable to custodian......................                --               --           93,916               --
                                                  ------------      -----------      -----------      -----------
     TOTAL LIABILITIES......................         4,305,596          660,537          528,326        1,927,372
                                                  ------------      -----------      -----------      -----------
NET ASSETS..................................       393,047,046       47,527,053       62,141,326       70,297,899
                                                  ============      ===========      ===========      ===========
NET ASSETS CONSIST OF:
  Capital paid in...........................       388,828,227       47,490,023       58,818,840       59,299,382
  Undistributed (distribution in excess of)
     net investment income..................           852,095           63,032           74,900          360,834
  Accumulated net realized gain (loss)......           617,725          549,683          522,927        1,991,500
  Net unrealized appreciation/
     (depreciation) on:
     Investments............................         2,737,973         (579,435)       2,724,659        8,640,916
     Futures................................            11,009            3,750               --               45
     Written Options........................                --               --               --               --
     Foreign currency related transaction...                17               --               --            5,222
                                                  ------------      -----------      -----------      -----------
NET ASSETS..................................      $393,047,046      $47,527,053      $62,141,326      $70,297,899
                                                  ============      ===========      ===========      ===========

     GE               GE              GE              GE              GE                            GE              GE
INTERNATIONAL       PREMIER        STRATEGIC      GOVERNMENT      SHORT-TERM          GE           FIXED           MONEY
   EQUITY        GROWTH EQUITY    INVESTMENT      SECURITIES      GOVERNMENT      TAX-EXEMPT       INCOME          MARKET
    FUND             FUND            FUND            FUND            FUND            FUND           FUND            FUND
-----------      ------------    ------------    ------------    ------------    -----------    ------------    -------------
$75,103,572      $216,445,291    $146,626,884    $134,540,550    $105,872,907    $29,628,006    $141,365,694    $          --
     28,940            22,516         422,640         643,947         149,598          5,796         715,820               --
         --                --              --              --              --             --      18,993,396      582,080,695
         --                --              --              --              --             --              --      662,900,000
    951,492         6,424,793      21,583,709      27,912,302       8,117,550        273,757      34,578,450               --
      1,440                --           1,639              --              --             --          15,713               --
         --                --              --              --              --             --              --               --
    297,240                --          31,940          12,122              --             --          14,546               --
     38,794           499,799       7,153,860      21,073,157              --        200,361      24,855,942               --
    597,444           101,921         741,995       1,275,860         712,221        424,772       1,114,692          768,944
    226,381           722,684         137,867              --          10,964            185          47,479       59,593,508
      3,006             6,375           7,672          16,885              --             --           4,909               --
    361,664                --          20,000              --           1,900             --             408               --
-----------      ------------    ------------    ------------    ------------    -----------    ------------    -------------
 77,609,973       224,223,379     176,728,206              23     114,865,140     30,532,877     221,707,049    1,305,343,147
-----------      ------------    ------------    ------------    ------------    -----------    ------------    -------------

         --             4,844              --          73,988           4,945         17,880          45,674           24,097
         --                --              --              --              --             --              --               --
         --                --              --      21,999,664      13,076,691             --      27,585,253               --
    609,235           197,429      14,403,999      40,838,459              --        489,170      52,801,278               --
     23,243           392,720         173,480          80,834          26,682          7,544          81,354        6,963,205
    190,433           514,112         266,311         359,325           2,226        130,137         339,115          143,941
     96,997            42,539         220,507           1,194         255,587         22,245              --          359,991
         --                --              --              --              --             --              --               --
         --                --              --              --              --             --              --               --
        166             1,224             541             361             306            212             485            1,195
         --                --              --              --              --             --              --               --
-----------      ------------    ------------    ------------    ------------    -----------    ------------    -------------
    920,074         1,152,868      15,064,838      63,353,825      13,366,437        667,188      80,853,159        7,492,429
-----------      ------------    ------------    ------------    ------------    -----------    ------------    -------------
 76,689,899       223,070,511     161,663,368     122,120,998     101,498,703     29,865,689     140,853,890    1,297,850,718
===========      ============    ============    ============    ============    ===========    ============    =============
 60,157,862       214,655,053     148,036,016     130,899,411     104,089,877     30,025,074     145,063,662    1,297,850,717
    496,764           (80,744)        805,390         (37,304)         92,200         50,588         785,131              121
  3,552,201         3,185,559       5,983,254     (11,539,378)     (2,473,532)      (592,183)     (1,731,996)            (120)
 12,478,841         5,287,984       6,851,832       2,861,315        (209,842)       382,210      (3,152,844)              --
        888            22,659         (14,012)        (63,082)             --             --        (110,103)              --
         --                --              --              --              --             --              --               --
      3,343                --             888              36              --             --              40               --
-----------      ------------    ------------    ------------    ------------    -----------    ------------    -------------
 76,689,899      $223,070,511    $161,663,368    $122,120,998    $101,498,703    $29,865,689    $140,853,890   $1,297,850,718
===========      ============    ============    ============    ============    ===========    ============    =============

                       See Notes to Financial Statements.

                                                        GE              GE              GE              GE
                                                       U.S.         CORE VALUE       SMALL-CAP        GLOBAL
Statements of Assets                                  EQUITY          EQUITY          EQUITY          EQUITY
and Liabilities (continued) March 31, 2008             FUND            FUND            FUND            FUND
---------------------------------------------      -----------      ----------      ----------      ----------
CLASS A:
Net assets...................................      263,651,389      44,112,461      47,269,507      46,046,635
Shares outstanding ($.001 par value;
  unlimited shares authorized)...............       10,728,033       4,675,870       4,141,517       1,771,840
Net asset value per share....................            24.58            9.43           11.41           25.99
                                                   -----------      ----------      ----------      ----------
Maximum offering price per share.............            26.08           10.01           12.11           27.58
                                                   ===========      ==========      ==========      ==========

CLASS B:
Net assets...................................        3,318,010       2,087,627       5,238,473         370,988
Shares outstanding ($.001 par value;
  unlimited shares authorized)...............          142,133         233,762         512,473          15,708
                                                   -----------      ----------      ----------      ----------
Net asset value per share*...................            23.34            8.93           10.22           23.62
                                                   ===========      ==========      ==========      ==========

CLASS C: (LEVEL LOAD)
Net assets...................................        5,283,269       1,307,317       5,659,012         548,441
Shares outstanding ($.001 par value;
  unlimited shares authorized)...............          230,790         147,794         556,356          23,066
                                                   -----------      ----------      ----------      ----------
Net asset value per share*...................            22.89            8.85           10.17           23.78
                                                   ===========      ==========      ==========      ==========

CLASS R:
Net assets...................................            9,781           9,763           9,856           9,993
Shares outstanding ($.001 par value;
  unlimited shares authorized)...............              398           1,035             864             385
                                                   -----------      ----------      ----------      ----------
Net asset value per share....................            24.57            9.43           11.41           25.96
                                                   ===========      ==========      ==========      ==========

CLASS Y:
Net assets...................................      120,784,597           9,885       3,964,478      23,321,842
Shares outstanding ($.001 par value;
  unlimited shares authorized)...............        4,941,512             950         337,529         894,417
                                                   -----------      ----------      ----------      ----------
Net asset value per share....................            24.44           10.41           11.75           26.07
                                                   ===========      ==========      ==========      ==========

INSTITUTIONAL CLASS:
Net assets...................................               --              --              --              --
Shares outstanding ($.001 par value;
  unlimited shares authorized)...............               --              --              --              --
                                                   -----------      ----------      ----------      ----------
Net asset value per share....................
                                                   ===========      ==========      ==========      ==========

----------
* Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

**   Includes $21,731,568; $12,885,819; $27,124,603 of securities on loan in the
     GE Government Securities Fund, GE Short-Term Government Fund and GE Fixed Income Fund respectively,

    GE
 INTERNA-          GE               GE             GE            GE                           GE             GE
  TIONAL         PREMIER        STRATEGIC      GOVERNMENT    SHORT-TERM        GE           FIXED           MONEY
  EQUITY      GROWTH EQUITY     INVESTMENT     SECURITIES    GOVERNMENT    TAX-EXEMPT       INCOME          MARKET
   FUND           FUND             FUND           FUND          FUND          FUND           FUND            FUND
----------    -------------    -----------    -----------    ----------    ----------    -----------    -------------
64,106,831     184,501,468     130,368,138    120,773,895    39,868,840    29,228,994    123,396,837      212,012,370
 3,073,937       8,349,608       5,783,902     13,337,873     3,486,379     2,571,826     10,240,422      212,082,361
     20.85           22.10           22.54           9.05         11.44         11.37          12.05             1.00
----------    -------------    -----------    -----------    ----------    ----------    -----------    -------------
     22.12           23.45           23.92           9.45         11.73         11.87          12.58               --
==========    =============    ===========    ===========    ==========    ==========    ===========    =============

 1,080,097       8,831,265      11,339,929        809,015     2,318,053       413,740      1,073,730               --
    55,859         445,607         521,927         88,567       203,022        36,412         89,103               --
----------    -------------    -----------    -----------    ----------    ----------    -----------    -------------
     19.34           19.82           21.73           9.13         11.42         11.36          12.05               --
==========    =============    ===========    ===========    ==========    ==========    ===========    =============

 1,288,738      23,519,902      13,960,877        538,088     2,823,589       186,596      1,076,281               --
    66,337       1,186,480         663,157         58,600       247,254        16,427         89,201               --
----------    -------------    -----------    -----------    ----------    ----------    -----------    -------------
     19.43           19.82           21.05           9.18         11.42         11.36          12.07               --
==========    =============    ===========    ===========    ==========    ==========    ===========    =============

 10,100.86        9,953.18        9,918.50             --        10,079            --          9,988               --
    484.73          450.65          440.14             --           881            --            829               --
----------    -------------    -----------    -----------    ----------    ----------    -----------    -------------
     20.84           22.09           22.53             --         11.44            --          12.05               --
==========    =============    ===========    ===========    ==========    ==========    ===========    =============

10,204,132       6,207,923       5,984,505             --    56,478,142        36,359     15,297,054               --
   483,866         276,476         262,796             --     4,954,676         2,959      1,270,411               --
----------    -------------    -----------    -----------    ----------    ----------    -----------    -------------
     21.09           22.45           22.77             --         11.40         12.29          12.04               --
==========    =============    ===========    ===========    ==========    ==========    ===========    =============

        --              --              --             --            --            --             --    1,085,838,348
        --              --              --             --            --            --             --    1,085,838,347
----------    -------------    -----------    -----------    ----------    ----------    -----------    -------------
        --              --              --             --            --            --             --             1.00
==========    =============    ===========    ===========    ==========    ==========    ===========    =============

                       See Notes to Financial Statements.

                                                       GE                GE              GE                GE
                                                       U.S.          CORE VALUE       SMALL-CAP          GLOBAL
Statements of Operations                             EQUITY            EQUITY          EQUITY            EQUITY
For the six months ended March 31, 2008               FUND              FUND            FUND              FUND
INVESTMENT INCOME
  INCOME:
     Dividends..............................      $  3,121,265      $   436,594      $    451,830      $   776,826
     Interest*..............................           205,275           34,778            85,482           12,285
     Interest from affiliated
       investments**........................           124,087           26,995            17,267           35,781
     Less: Foreign taxes withheld...........            (5,453)          (1,075)               --          (20,710)
                                                  ------------      -----------      ------------      -----------
  TOTAL INCOME..............................         3,445,174          497,292           554,579          804,182
                                                  ------------      -----------      ------------      -----------

  EXPENSES:
     Advisory and administration fees.......           868,776          149,577           254,004          275,940
     Distributors Fees (Notes 4 & 8)
       Class A..............................           359,737           62,934            65,826           60,013
       Class B..............................            20,663           12,659            33,118            2,128
       Class C..............................            30,837            7,129            33,028            2,497
       Class R..............................                 8                8                 8                8
     Blue sky fees..........................            31,830           34,071            30,397           24,803
     Transfer agent fees....................           154,342           55,037            48,149           62,061
     Trustees fees..........................             4,908            1,020               675              813
     Custody and accounting expenses........            46,358           31,945            30,888           40,547
     Professional fees......................             8,932            7,330            11,128            6,578
     Registration and other expenses........            42,990           14,824            19,916           21,273
                                                  ------------      -----------      ------------      -----------
  TOTAL EXPENSES BEFORE WAIVER AND
     REIMBURSEMENT..........................         1,569,381          376,534           527,137          496,661
     Less : Expenses Waived or borne by the
       adviser..............................                --          (38,360)           (6,927)              --
     Less : Expenses Waived or borne by the
       adviser***...........................              (563)             (56)              (33)            (162)
     Add: Expenses reimbursed to the
       adviser..............................                --               --               920               --
                                                  ------------      -----------      ------------      -----------
     Net expenses...........................         1,568,818          338,118           521,097          496,499
                                                  ------------      -----------      ------------      -----------
  NET INVESTMENT INCOME (LOSS)..............         1,876,356          159,174            33,482          307,683
                                                  ============      ===========      ============      ===========

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
  REALIZED GAIN (LOSS) ON:
     Investments............................        10,711,903        1,759,573           525,000        2,693,976
     Futures................................          (183,470)         (57,780)               --           17,831
     Written options........................                --               --                --               --
     Foreign currency related transactions..             3,692               (2)               --           15,351

  INCREASE (DECREASE) IN UNREALIZED
     APPRECIATION/ (DEPRECIATION) ON:
     Investments............................       (62,819,089)      (7,810,137)      (10,174,751)      (9,651,454)
     Futures................................             6,700            3,750                --               45
     Written options........................                --               --                --               --
     Foreign currency related transactions..                12               --                --              748
                                                  ------------      -----------      ------------      -----------
     Net realized and unrealized gain(loss)
       on investments.......................       (52,280,252)      (6,104,596)       (9,649,751)      (6,923,503)
                                                  ------------      -----------      ------------      -----------
  NET INCREASE IN NET ASSETS RESULTING FROM
     OPERATIONS.............................      $(50,403,896)     $(5,945,422)     $ (9,616,269)     $(6,615,820)
                                                  ============      ===========      ============      ===========

----------
* Income attributable to security lending activity, net of rebate expenses, for the, GE Strategic Investment Fund, GE Government Securities Fund, GE Short Term Government Fund and GE Fixed Income Fund was $300; $112,642; $74,470; and $83,025 respectively.

** Income attributable to security lending activity, net of rebate expenses, for the GE Government Securities Fund, GE Short Term Government Fund and GE Fixed Income Fund was $112,490; $42,279 and $121,553 respectively.

***  Waiver related to Fund of Fund Investment

                       See Notes to Financial Statements.

       GE              GE             GE           GE           GE                      GE          GE
  INTERNATIONAL     PREMIER       STRATEGIC    GOVERNMENT   SHORT-TERM        GE       FIXED       MONEY
     EQUITY       GROWTH EQUITY   INVESTMENT   SECURITIES   GOVERNMENT    TAX-EXEMPT    INCOME      MARKET
      FUND            FUND           FUND         FUND         FUND          FUND       FUND        FUND
--------------   --------------  ------------  -----------  -----------   ----------  -----------  ----------
    $   915,118   $  1,150,015   $  1,072,624   $       --   $       --   $      --   $       --  $       --
         26,496        168,998        794,808    2,507,531    2,371,139     687,642    3,409,856   6,102,508
         42,971        109,036        306,689      300,693      144,266      14,299      308,214          --
        (40,533)            --        (30,656)          --           --          --           --          --

---------------  -------------  -------------  -----------  -----------  ----------  -----------  ----------
        944,052      1,428,049      2,143,465    2,808,224    2,515,405     701,941    3,718,070   6,102,508

---------------  -------------  -------------  -----------  -----------  ----------  -----------  ----------

        281,552        741,930        303,925      243,094      150,000      52,971      245,413     380,840

         70,540        257,289        173,603      150,049       48,239      36,854      152,659          --
          6,334         53,912         62,990        4,371       11,693       2,279        6,695          --
          6,280        137,117         72,372        2,072       14,958       1,103        5,503          --
              8              8              8                         9          --            8          --
         30,534         37,490         22,263       35,099       30,254      29,061       29,868      25,588
         40,167        149,878         79,487       87,138       24,828      12,067       51,975     132,068
            885          2,020          1,907          728          843         207          955       7,271
         43,692         35,573        107,841       48,251       46,541      25,757       70,701      17,822
         12,288         13,150          8,554        6,226        6,262       8,467        8,630      14,082
         15,347         44,974         32,815       13,695       16,917       5,540       14,323      64,057

---------------  -------------  -------------  -----------  -----------  ----------  -----------  ----------
        507,627      1,473,341        865,765      590,723      350,544     174,306      586,730     641,728
        (23,385)            --             --      (19,278)        (793)    (40,462)          --          --
           (231)          (591)        (1,955)      (2,456)        (725)        (28)      (2,937)         --
             --             --             --        9,438            3          --           --          --

---------------  -------------  -------------  -----------  -----------  ----------  -----------  ----------
        484,011      1,472,750        863,810      578,427      349,029     133,816      583,793     641,728

---------------  -------------  -------------  -----------  -----------  ----------  -----------  ----------
        460,041        (44,701)     1,279,655    2,229,797    2,166,376     568,125    3,134,277   5,460,780

===============  =============  =============  ===========  ===========  ==========  ===========  ==========

      3,980,582      9,711,932      6,797,987    2,931,029    1,094,011     (32,079)   2,337,972          --
         (4,300)       (40,760)       (13,151)   1,429,612           --          --      427,881          --
             --             --             --           --           --          --           --          --
         39,406             --         18,745        3,145           --          --       32,524          --

     (8,715,918)   (36,717,881)   (20,639,111)   1,868,842      211,748    (103,459)    (297,238)         --
          5,952         50,905        (11,032)     (63,169)          --          --      (90,247)         --
             --             --             --           --           --          --           --          --
          1,528             --         (3,629)        (182)          --          --       (6,183)         --

---------------  -------------  -------------  -----------  -----------  ----------  -----------  ----------
     (4,692,750)   (26,995,804)   (13,850,191)   6,169,277    1,305,759    (135,538)   2,404,709          --

---------------  -------------  -------------  -----------  -----------  ----------  -----------  ----------
    $(4,232,709)  $(27,040,505)  $(12,570,536)  $8,399,074   $3,472,135   $ 432,587   $5,538,986  $5,460,780

===============  =============  =============  ===========  ===========  ==========  ===========  ==========

                                           GE                               GE                              GE
  Statements of                           U.S.                          CORE VALUE                       SMALL-CAP
  Changes in                             EQUITY                           EQUITY                          EQUITY
  Net Assets                              FUND                             FUND                            FUND
                            Six Months Ended    Year Ended   Six Months Ended    Year Ended   Six Months Ended    Year Ended
                                March 31,     September 30,      March 31,     September 30,      March 31,     September 30,
                                  2008             2007            2008             2007            2008             2007
                               (unaudited)                      (unaudited)                      (unaudited)
-------------------------   ----------------  -------------  ----------------  -------------  ----------------  -------------
INCREASE (DECREASE) IN NET
  ASSETS
  OPERATIONS:
     Net investments
       income (loss)......    $  1,876,356     $  5,371,682    $    159,174     $    606,175    $     33,482     $   (199,639)
     Net realized gain
       (loss) on
       investments,
       futures, written
       options, foreign
       currency
       transactions and
       swaps..............      10,532,125       43,223,738       1,701,791        9,657,543         525,000       17,548,571
     Net increase
       (decrease) in
       unrealized
       appreciation /
       (depreciation) on
       investments,
       futures, written
       options and foreign
       currency
       translations.......     (62,812,377)      19,736,958      (7,806,387)        (253,956)    (10,174,751)      (4,947,901)
                            ----------------  -------------  ----------------  -------------  ----------------  -------------
     Net increase
       (decrease) from
       operations.........     (50,403,896)      68,332,378      (5,945,422)      10,009,762      (9,616,269)      12,401,031
                            ----------------  -------------  ----------------  -------------  ----------------  -------------
  DISTRIBUTIONS TO
     SHAREHOLDERS FROM:
     Net investment income
       Class A............      (2,468,147)      (4,119,575)       (349,894)        (657,021)             --               --
       Class B............              --          (34,041)             --           (6,150)             --               --
       Class C............          (5,828)         (51,687)             --           (5,495)             --               --
       Class R............              --                               --                               --
       Class Y............      (1,455,222)      (1,929,563)             (1)              (1)             --               --
       Institutional
          Class...........
     Net realized gains
       Class A............     (29,487,664)     (30,921,699)     (8,930,716)      (4,825,196)    (10,516,186)      (8,113,193)
       Class B............        (441,957)        (703,596)       (467,725)        (323,973)     (1,454,001)      (1,521,433)
       Class C............        (691,607)        (835,550)       (268,894)        (134,646)     (1,455,178)      (1,064,839)
       Class R............              --                               --                               --
       Class Y............     (13,211,585)     (12,261,075)            (20)              (8)     (1,445,556)      (1,068,383)
       Institutional
          Class...........              --               --              --               --              --               --
                            ----------------  -------------  ----------------  -------------  ----------------  -------------
  TOTAL DISTRIBUTIONS.....     (47,762,010)     (50,856,786)    (10,017,250)      (5,952,490)    (14,870,921)     (11,767,848)
                            ----------------  -------------  ----------------  -------------  ----------------  -------------
Increase (decrease) in net
  assets from operations
  and distributions.......     (98,165,906)      17,475,592     (15,962,672)       4,057,272     (24,487,190)         633,183
                            ----------------  -------------  ----------------  -------------  ----------------  -------------
  SHARE TRANSACTIONS:
     Proceeds from sale of
       shares
       Class A............       8,026,838       30,713,097       1,847,784       18,978,347       2,873,953        7,435,889
       Class B............           1,000          118,118             300          158,474           3,200          331,337
       Class C............          77,690          256,964          14,276          100,986         281,168        1,206,898
       Class R............          10,000                           10,000                           10,000
       Class Y............       8,092,138       13,990,769          10,000               --         572,395          313,444
       Institutional
          Class...........
     Value of
       distributions
       reinvested
       Class A............      31,218,707       33,887,243       8,942,609        5,313,836      10,175,485        7,764,302
       Class B............         422,358          699,656         457,363          320,309       1,416,184        1,442,210
       Class C............         622,622          809,302         264,768          133,466       1,413,257          997,632
       Class R............              --                               --                               --
       Class Y............      14,664,373       14,188,136              20                9       1,445,553        1,068,383
       Institutional
          Class...........
     Proceeds from short-
       term trading fees
       Class A............              --               --              --               --              --               --
       Class B............              --               --              --               --              --               --
       Class C............              --               --              --               --              --               --
       Class R............              --               --              --                               --
       Class Y............              --               --              --               --              --               --
       Institutional
          Class...........              --               --              --               --              --               --
     Cost of shares
       redeemed
       Class A............     (25,914,151)     (58,976,827)     (8,804,219)     (29,112,097)     (6,751,006)     (16,495,204)
       Class B............      (1,059,247)      (2,789,556)       (585,075)      (1,954,097)     (1,497,245)      (4,506,189)
       Class C............        (855,989)      (2,011,606)        (76,497)        (438,740)     (1,084,774)      (2,401,579)
       Class R............              --               --              --               --              --               --
       Class Y............      (8,975,577)     (11,635,025)             --               --      (3,949,509)      (5,708,142)
       Institutional
          Class...........              --               --              --               --              --               --
                            ----------------  -------------  ----------------  -------------  ----------------  -------------
     Net increase
       (decrease) from
       shares
       transactions.......      26,330,762       19,250,271       2,081,329       (6,499,507)      4,908,661       (8,551,019)
                            ----------------  -------------  ----------------  -------------  ----------------  -------------
  TOTAL INCREASE
     (DECREASE) IN NET
     ASSETS...............     (71,835,144)      36,725,863     (13,881,343)      (2,442,235)    (19,578,529)      (7,917,836)

NET ASSETS
     Beginning of period..     464,882,190      428,156,327      61,408,396       63,850,631      81,719,855       89,637,691
                            ----------------  -------------  ----------------  -------------  ----------------  -------------
     End of period........    $393,047,046     $464,882,190    $ 47,527,053     $ 61,408,396    $ 62,141,326     $ 81,719,855
                            ================  =============  ================  =============  ================  =============
UNDISTRIBUTED
  (DISTRIBUTION IN EXCESS
  OF) NET INVESTMENTS
  INCOME, (END OF
  PERIOD).................    $    852,095     $  2,904,936    $     63,032     $    253,753    $     74,900     $     41,418


                                           GE                              GE
  Statements of                          GLOBAL                       INTERNATIONAL
  Changes in                             EQUITY                           EQUITY
  Net Assets                              FUND                             FUND
                            Six Months Ended    Year Ended   Six Months Ended    Year Ended
                                March 31,     September 30,      March 31,     September 30,
                                  2008             2007            2008             2007
                               (unaudited)                      (unaudited)
--------------------------  ----------------  -------------  ----------------  -------------
INCREASE (DECREASE) IN NET
  ASSETS
  OPERATIONS:
     Net investments
       income (loss)......    $    307,683     $   488,849     $    460,041     $    645,703
     Net realized gain
       (loss) on
       investments,
       futures, written
       options, foreign
       currency
       transactions and
       swaps..............       2,727,158       9,306,358        4,015,688        7,194,574
     Net increase
       (decrease) in
       unrealized
       appreciation /
       (depreciation) on
       investments,
       futures, written
       options and foreign
       currency
       translations.......      (9,650,661)      8,337,936       (8,708,438)       9,948,263
                            ----------------  -------------  ----------------  -------------
     Net increase
       (decrease) from
       operations.........      (6,615,820)     18,133,143       (4,232,709)      17,788,540
                            ----------------  -------------  ----------------  -------------
  DISTRIBUTIONS TO
     SHAREHOLDERS FROM:
     Net investment income
       Class A............        (192,320)       (216,574)        (521,319)        (363,030)
       Class B............              --              --           (1,102)          (2,208)
       Class C............            (131)             --           (3,970)            (687)
       Class R............              --                               --
       Class Y............        (157,768)       (167,253)        (111,079)         (84,013)
       Institutional
          Class...........
     Net realized gains
       Class A............      (5,345,540)             --       (5,581,952)         (37,356)
       Class B............         (52,733)             --         (136,327)          (1,386)
       Class C............         (60,378)             --         (135,332)            (965)
       Class R............              --                               --
       Class Y............      (2,731,265)             --         (947,803)          (6,800)
       Institutional
          Class...........              --              --               --               --
                            ----------------  -------------  ----------------  -------------
  TOTAL DISTRIBUTIONS.....      (8,540,135)       (383,827)      (7,438,884)        (496,445)
                            ----------------  -------------  ----------------  -------------
Increase (decrease) in net
  assets from operations
  and distributions.......     (15,155,955)     17,749,316      (11,671,593)      17,292,095
                            ----------------  -------------  ----------------  -------------
  SHARE TRANSACTIONS:
     Proceeds from sale of
       shares
       Class A............       3,589,536       5,963,077       17,927,816       13,394,568
       Class B............             500          28,416           24,767          230,038
       Class C............         173,864         256,180          219,018          203,782
       Class R............          10,000                           10,000
       Class Y............       1,897,993       2,358,802        1,951,008          861,027
       Institutional
          Class...........
     Value of
       distributions
       reinvested
       Class A............       5,249,160         206,409        5,972,176          387,653
       Class B............          51,935              --          131,139            3,329
       Class C............          60,509              --          139,270            1,464
       Class R............              --                               --
       Class Y............       2,889,030         167,253        1,058,881           90,813
       Institutional
          Class...........
     Proceeds from short-
       term trading fees
       Class A............              --              --               --            6,855
       Class B............              --              --               --              227
       Class C............              --              --               --              160
       Class R............              --                               --
       Class Y............              --              --               --            1,249
       Institutional
          Class...........              --              --               --               --
     Cost of shares
       redeemed
       Class A............      (2,966,354)     (5,172,945)      (7,250,857)     (11,338,452)
       Class B............         (45,325)       (247,430)        (296,734)        (688,697)
       Class C............         (44,289)       (189,871)         (99,604)        (303,187)
       Class R............              --              --               --               --
       Class Y............      (1,931,323)     (3,755,886)      (1,443,270)        (872,273)
       Institutional
          Class...........              --              --               --               --
                            ----------------  -------------  ----------------  -------------
     Net increase
       (decrease) from
       shares
       transactions.......       8,935,236        (385,995)      18,343,610        1,978,556
                            ----------------  -------------  ----------------  -------------
  TOTAL INCREASE
     (DECREASE) IN NET
     ASSETS...............      (6,220,719)     17,363,321        6,672,017       19,270,651
NET ASSETS
     Beginning of period..      76,518,618      59,155,297       70,017,882       50,747,231
                            ----------------  -------------  ----------------  -------------
     End of period........    $ 70,297,899     $76,518,618     $ 76,689,899     $ 70,017,882
                            ================  =============  ================  =============
UNDISTRIBUTED
  (DISTRIBUTION IN EXCESS
  OF) NET INVESTMENTS
  INCOME, (END OF
  PERIOD).................    $    360,834     $   403,370     $    496,764     $    674,193

See Notes to Financial Statements.

                      GE                             GE                             GE                             GE
                    PREMIER                      STRATEGIC                      GOVERNMENT                     SHORT-TERM
                 GROWTH EQUITY                   INVESTMENT                     SECURITIES                     GOVERNMENT
                     FUND                           FUND                           FUND                           FUND
   Six Months                     Six Months     Year Ended    Six Months                     Six Months
     Ended         Year Ended       Ended        September       Ended         Year Ended       Ended         Year Ended
   March 31,     September 30,    March 31,         30,        March 31,     September 30,    March 31,     September 30,
      2008            2007           2008           2007          2008            2007           2008            2007
  (unaudited)                    (unaudited)                  (unaudited)                    (unaudited)
--------------   -------------   ------------   -----------   ------------   -------------   ------------   -------------
  $    (44,701)   $   (465,719)  $  1,279,655   $ 2,902,503   $  2,229,797    $  5,022,764   $  2,166,376    $ 4,283,000
     9,671,172      29,500,022      6,803,581    15,616,280      4,363,786         155,038      1,094,011        198,274
   (36,666,976)     13,198,572    (20,653,772)   11,353,343      1,805,491         425,220        211,748        231,222
--------------   -------------   ------------   -----------   ------------   -------------   ------------   -------------

   (27,040,505)     42,232,875    (12,570,536)   29,872,126      8,399,074       5,603,022      3,472,135      4,712,496
--------------   -------------   ------------   -----------   ------------   -------------   ------------   -------------

            --              --     (2,338,076)   (2,745,839)    (2,212,537)     (4,971,204)      (824,599)    (1,610,600)
            --              --       (109,989)     (193,949)       (12,828)        (38,802)       (50,741)      (148,915)
            --              --       (168,905)     (167,965)        (5,921)        (12,403)       (52,740)      (122,269)
            --              --             --            --             --              --            (64)            --
            --        (321,790)      (104,868)      (97,556)                            --     (1,251,861)    (2,366,785)

                                                 (10,479,8-
   (19,864,337)    (31,401,919)   (12,164,635)           07)            --              --             --             --
    (1,213,763)     (2,416,931)    (1,144,862)   (1,192,689)            --              --             --             --
    (3,053,551)     (5,643,591)    (1,368,616)   (1,031,189)            --              --             --             --
            --              --             --            --             --              --             --             --
      (863,629)     (7,698,309)      (473,604)     (332,456)            --              --             --             --
            --              --             --            --             --              --             --             --

--------------   -------------   ------------   -----------   ------------   -------------   ------------   -------------
   (24,995,280)    (47,482,540)   (17,873,555)  (16,241,450)    (2,231,286)     (5,022,409)    (2,180,005)    (4,248,569)
--------------   -------------   ------------   -----------   ------------   -------------   ------------   -------------

   (52,035,785)     (5,249,665)   (30,444,091)   13,630,676      6,167,788         580,613      1,292,130        463,927
--------------   -------------   ------------   -----------   ------------   -------------   ------------   -------------

    41,235,458      31,641,630      7,180,661     9,377,893      1,488,839       2,169,917      3,735,800      7,081,974
         6,672         106,443         16,048       343,958             --          38,489          8,841        105,213
     1,199,877       3,132,945      2,073,445     2,679,185        243,616          89,334         60,107        151,997
        10,000              --         10,000            --             --              --         10,000             --
       843,386       4,868,128      1,236,748     2,820,789             --              --        139,817      1,693,557

    19,278,496      30,623,910     13,441,108    12,251,366      1,675,281       3,700,931        779,008      1,419,895
     1,166,244       2,235,118      1,218,681     1,314,234         11,128          33,465         47,951        113,174
     2,857,072      15,482,707      1,480,572     1,113,153          5,347          10,382         49,053        102,914
            --              --             --            --             --              --             64             --
       813,874       7,641,629        578,472       430,012             --              --      1,251,717      2,366,752
            --              --             --            --             --              --             --             --

                                           --            --             --              --            106             --
                                          157            --             --              --             28             --
                                           67            --             --              --             --             --
            --              --             --            --             --              --             --             --
                                           --            --             --              --             --             --
            --              --             --            --             --              --             --             --

                                                 (17,857,7-
   (49,741,195)    (69,135,738)   (13,594,896)           63)    (8,131,095)    (19,342,859)    (3,846,319)    (7,650,468)
    (2,473,162)     (5,678,389)    (1,661,416)   (3,687,100)      (142,676)       (647,312)      (994,010)    (1,558,069)
    (5,980,877)    (15,761,186)    (1,382,638)   (3,059,536)       (27,213)       (223,495)      (364,158)    (1,238,947)
            --              --             --            --             --              --             --             --
   (10,513,329)    (60,304,280)      (527,129)   (1,184,154)            --              --        (78,558)       (23,809)
            --              --             --            --             --              --             --             --

--------------   -------------   ------------   -----------   ------------   -------------   ------------   -------------

    (1,297,484)    (65,147,083)    10,069,880     4,542,037     (4,876,773)    (14,171,148)       799,447      2,564,183
--------------   -------------   ------------   -----------   ------------   -------------   ------------   -------------
   (53,333,269)    (70,396,748)   (20,374,211)   18,172,713      1,291,015     (13,590,535)     2,091,577      3,028,110

   276,403,780     346,800,528    182,037,579   163,864,866    120,829,983     134,420,518     99,407,126     96,379,016
--------------   -------------   ------------   -----------   ------------   -------------   ------------   -------------
  $223,070,511    $276,403,780   $161,663,368  $182,037,579   $122,120,998    $120,829,983   $101,498,703    $99,407,126
==============   =============   ============  ============   ============   =============   ============   =============

  $    (80,744)   $    257,348   $    805,390   $ 2,247,573   $    (37,304)   $    (56,378)  $     92,200    $   105,829


                                                  GE                                GE
                     GE                          FIXED                             MONEY
                  TAX-EXEMPT                     NCOME                             MARKET
                     FUND                         FUND                              FUND
  Six Months                    Six Months                      Six Months
    Ended        Year Ended       Ended         Year Ended        Ended          Year Ended
  March 31,     September 30,    March 31,     September 30,     March 31,      September 30,
     2008           2007           2008            2007            2008             2007
  (unaudited)                  (unaudited)                     (unaudited)
-------------   ------------   ------------   -------------   --------------   -------------
 $   568,125    $ 1,065,550    $  3,134,277    $  7,318,019   $    5,460,780    $ 11,692,667
     (32,079)      (293,625)      2,798,377          15,815               --              --
    (103,459)      (208,971)       (393,668)       (616,502)              --              --
-------------   ------------   ------------   -------------   --------------   -------------

     432,587        562,954       5,538,986       6,717,332        5,460,780      11,692,667
-------------   ------------   ------------   -------------   --------------   -------------

    (557,171)    (1,032,016)     (2,740,172)     (6,377,711)      (4,525,249)    (11,692,547)
      (6,895)       (23,379)        (25,076)        (79,569)                              --
      (3,326)        (8,658)        (20,524)        (50,127)              --              --
          --             --             (67)             --               --              --
        (732)        (1,497)       (363,741)       (803,508)              --              --

          --             --              --              --               --              --
          --             --              --              --               --              --
          --             --              --              --               --              --
          --             --              --              --               --              --
          --             --              --              --               --              --
          --             --              --              --         (935,530)             --

-------------   ------------   ------------   -------------   --------------   -------------
    (568,124)    (1,065,550)     (3,149,580)     (7,310,915)      (5,460,779)    (11,692,547)
-------------   ------------   ------------   -------------   --------------   -------------

    (135,537)      (502,596)      2,389,406        (593,583)               1             120
-------------   ------------   ------------   -------------   --------------   -------------

     552,407      8,355,236       6,453,584       7,020,720       60,995,999     118,407,016
          --          2,525           7,642         180,400                               --
         100         22,977          49,765         135,598               --              --
          --             --          10,000              --               --              --
          --             --       2,233,867       1,927,947               --              --
                                         --              --    1,346,211,152

     438,935        753,176       2,421,791       5,439,459        4,227,584      11,042,955
       5,260         15,923          22,096          68,649                               --
       2,200          5,094          17,970          42,737               --              --
          --             --              67              --               --              --
         732          1,497         363,739         803,508               --              --
          --             --              --              --          935,530              --

          --             --              --              --               --              --
          --             --              --              --               --              --
          --             --              --              --               --              --
          --             --              --              --               --              --
          --             --              --              --               --              --
          --             --              --              --               --              --

  (1,061,999)    (5,519,244)     (9,031,712)    (21,261,004)    (118,650,963)    (78,343,049)
     (74,517)      (368,828)       (453,045)       (847,658)                              --
     (43,046)      (159,545)       (118,540)       (302,842)              --              --
          --             --              --              --               --              --
          --             --      (1,788,656)     (3,331,532)              --              --
          --             --              --              --     (261,308,335)             --

-------------   ------------   ------------   -------------   --------------   -------------

    (179,928)     3,108,811         188,568     (10,124,018)   1,032,410,967      51,106,922
-------------   ------------   ------------   -------------   --------------   -------------
    (315,465)     2,606,215       2,577,974     (10,717,601)   1,032,410,968      51,107,042

  30,181,154     27,574,939     138,275,916     148,993,517      265,439,750     214,332,708
-------------   ------------   ------------   -------------   --------------   -------------
$ 29,865,689    $30,181,154    $140,853,890    $138,275,916   $1,297,850,718    $265,439,750
=============   ============   ============   =============   ==============   =============

$     50,588    $    50,587    $    785,131    $    800,434   $          121    $        120

                                               GE                           GE                                  GE
  Statements of Changes                        U.S.                     CORE VALUE                           SMALL-CAP
  in Net Assets (continued)                  EQUITY                       EQUITY                               EQUITY
  Changes in Fund Shares                      FUND                         FUND                                 FUND
                                Six Months Ended    Year Ended   Six Months Ended    Year Ended   Six Months Ended    Year Ended
                                    March 31,     September 30,      March 31,     September 30,      March 31,     September 30,
                                      2008             2007            2008             2007            2008             2007
                                   (unaudited)                      (unaudited)                      (unaudited)
------------------------------  ----------------  -------------  ----------------  -------------  ----------------  -------------
CLASS A:
Shares sold...................        298,747        1,023,263        165,708         1,539,003         222,299          465,647
Issued for distribution
  reinvested..................      1,162,708        1,202,528        865,693           459,277         814,056          517,965
Shares redeemed...............       (926,043)      (1,991,504)      (793,946)       (2,424,626)       (522,718)      (1,032,082)
                                ----------------  -------------  ----------------  -------------  ----------------  -------------
Net increase (decrease) in
  fund shares.................        535,412          234,287        237,455          (426,346)        513,637          (48,470)
                                ================  =============  ================  =============  ================  =============

CLASS B:
Shares sold...................             35            4,046             25            13,752             218           22,100
Issued for distribution
  reinvested..................         16,524           25,970         46,670            28,883         126,220          104,206
Shares redeemed...............        (40,910)         (98,976)       (55,826)         (168,800)       (134,778)        (305,915)
                                ----------------  -------------  ----------------  -------------  ----------------  -------------
Net increase (decrease) in
  fund shares.................        (24,351)         (68,960)        (9,131)         (126,165)         (8,340)        (179,609)
                                ================  =============  ================  =============  ================  =============

CLASS C:
Shares sold...................          3,166            9,214          1,425             8,739          23,235           81,573
Issued for distribution
  reinvested..................         24,845           30,551         27,295            12,133         126,745           72,292
Shares redeemed...............        (34,843)         (73,004)        (7,570)          (37,754)        (96,767)        (159,649)
                                ----------------  -------------  ----------------  -------------  ----------------  -------------
Net increase (decrease) in
  fund shares.................         (6,832)         (33,239)        21,150           (16,882)         53,213           (5,784)
                                ================  =============  ================  =============  ================  =============

CLASS R:
Shares sold...................            398               --          1,035                --             864               --
Issued for distribution
  reinvested..................             --               --             --                --              --               --
Shares redeemed...............             --               --             --                --              --               --
                                ----------------  -------------  ----------------  -------------  ----------------  -------------
Net increase (decrease) in
  fund shares.................            398               --          1,035                --             864               --
                                ================  =============  ================  =============  ================  =============

CLASS Y:
Shares sold...................        298,626          473,518            939                --          39,574           19,561
Issued for distribution
  reinvested..................        549,433          505,996              2                 1         112,407           69,829
Shares redeemed...............       (327,910)        (402,441)            --                --        (302,676)        (330,573)
                                ----------------  -------------  ----------------  -------------  ----------------  -------------
Net increase (decrease) in
  fund shares.................        520,149          577,073            941                 1        (150,695)        (241,183)
                                ================  =============  ================  =============  ================  =============

INSTITUTIONAL CLASS:
Shares sold...................             --               --             --                --              --               --
Issued for distribution
  reinvested..................             --               --             --                --              --               --
Shares redeemed...............             --               --             --                --              --               --
                                ----------------  -------------  ----------------  -------------  ----------------  -------------
Net increase (decrease) in
  fund shares.................             --               --             --                --              --               --
                                ================  =============  ================  =============  ================  =============


                                               GE                                     GE
  Statements of Changes                      GLOBAL                               INTERNATIONAL
  in Net Assets (continued)                  EQUITY                                   EQUITY
  Changes in Fund Shares                      FUND                                    FUND
                                Six Months Ended    Year Ended   Six Months Ended    Year Ended
                                    March 31,     September 30,      March 31,     September 30,
                                      2008             2007            2008             2007
                                   (unaudited)                      (unaudited)
------------------------------  ----------------  -------------  ----------------  -------------
CLASS A:
Shares sold...................       126,348          209,123         849,337          620,443
Issued for distribution
  reinvested..................       189,706            7,757         273,702           18,956
Shares redeemed...............      (104,361)        (183,590)       (323,160)        (524,650)
                                ----------------  -------------  ----------------  -------------
Net increase (decrease) in
  fund shares.................       211,693           33,290         799,879          114,749
                                ================  =============  ================  =============

CLASS B:
Shares sold...................            21            1,160           1,119           12,253
Issued for distribution
  reinvested..................         2,060               --           6,467              174
Shares redeemed...............        (1,873)          (9,504)        (13,950)         (34,435)
                                ----------------  -------------  ----------------  -------------
Net increase (decrease) in
  fund shares.................           208           (8,344)         (6,364)         (22,008)
                                ================  =============  ================  =============

CLASS C:
Shares sold...................         6,507            8,968          10,743           10,141
Issued for distribution
  reinvested..................         2,384               --           6,837               76
Shares redeemed...............        (1,563)          (7,153)         (4,961)         (15,148)
                                ----------------  -------------  ----------------  -------------
Net increase (decrease) in
  fund shares.................         7,328            1,815          12,619           (4,931)
                                ================  =============  ================  =============

CLASS R:
Shares sold...................           385               --             485               --
Issued for distribution
  reinvested..................            --               --              --               --
Shares redeemed...............            --               --              --               --
                                ----------------  -------------  ----------------  -------------
Net increase (decrease) in
  fund shares.................           385               --             485               --
                                ================  =============  ================  =============

CLASS Y:
Shares sold...................        66,998           85,107          85,937           39,341
Issued for distribution
  reinvested..................       104,071            6,269          48,000            4,400
Shares redeemed...............       (69,193)        (132,192)        (58,836)         (39,427)
                                ----------------  -------------  ----------------  -------------
Net increase (decrease) in
  fund shares.................       101,876          (40,816)         75,101            4,314
                                ================  =============  ================  =============

INSTITUTIONAL CLASS:
Shares sold...................            --               --              --               --
Issued for distribution
  reinvested..................            --               --              --               --
Shares redeemed...............            --               --              --               --
                                ----------------  -------------  ----------------  -------------
Net increase (decrease) in
  fund shares.................            --               --              --               --
                                ================  =============  ================  =============

See Notes to Financial Statements.

                    GE                              GE                          GE                            GE
                  PREMIER                        STRATEGIC                  GOVERNMENT                    SHORT-TERM
               GROWTH EQUITY                     INVESTMENT                 SECURITIES                    GOVERNMENT
                   FUND                            FUND                        FUND                          FUND
   Six Months                   Six Months     Year Ended    Six Months                    Six Months
     Ended        Year Ended       Ended        September      Ended         Year Ended      Ended         Year Ended
   March 31,    September 30,    March 31,         30,       March 31,     September 30,   March 31,     September 30,
      2008           2007           2008           2007         2008            2007          2008            2007
  (unaudited)                   (unaudited)                 (unaudited)                    unaudited)
-------------   ------------   ------------   -----------   -----------   --------------   ----------   --------------
    1,676,441      1,202,547       292,526        369,034      166,146          254,047      327,980         629,670
      816,036      1,216,200       564,990        508,778      188,339          433,814       68,519         126,270
   (2,081,469)    (2,598,626)     (546,907)      (703,904)    (920,176)      (2,269,762)    (339,034)       (680,703)
-------------   ------------   ------------   -----------   -----------   --------------   ----------   --------------
      411,008       (179,879)      310,609        173,908     (565,691)      (1,581,901)      57,465          75,237
=============   ============   ============   ===========   ===========   ==============   ==========   ==============

          274          4,313           739         14,333           --            4,478          775           9,380
       54,934         96,968        53,055         56,357        1,241            3,889        4,225          10,082
     (117,108)      (233,905)      (69,186)      (150,055)     (15,862)         (75,219)     (87,645)       (138,779)
-------------   ------------   ------------   -----------   -----------   --------------   ----------   --------------
      (61,900)      (132,624)      (15,392)       (79,365)     (14,621)         (66,852)     (82,645)       (119,317)
=============   ============   ============   ===========   ===========   ==============   ==========   ==============

       53,322        129,239        87,137        110,933       27,255           10,326        5,284          13,545
      134,517        237,758        66,513         48,994          591            1,203        4,321           9,166
     (274,182)      (645,478)      (60,840)      (128,616)      (3,034)         (25,951)     (31,956)       (110,313)
-------------   ------------   ------------   -----------   -----------   --------------   ----------   --------------
      (86,343)      (278,481)       92,810         31,311       24,812          (14,422)     (22,351)        (87,602)
=============   ============   ============   ===========   ===========   ==============   ==========   ==============

          451             --           440             --           --               --          876              --
           --             --            --             --           --               --            5              --
           --             --            --             --           --               --           --              --
-------------   ------------   ------------   -----------   -----------   --------------   ----------   --------------
          451             --           440             --           --               --          881              --
=============   ============   ============   ===========   ===========   ==============   ==========   ==============

       34,959        183,467        52,250        112,119           --               --       12,289         151,078
       33,841        299,437        24,083         17,703           --               --      110,462         211,164
     (402,539)    (2,226,209)      (21,117)       (47,001)          --               --       (6,916)         (2,127)
-------------   ------------   ------------   -----------   -----------   --------------   ----------   --------------
     (333,739)    (1,743,305)       55,216         82,821           --               --      115,835         360,115
=============   ============   ============   ===========   ===========   ==============   ==========   ==============

           --             --            --             --           --               --           --              --
           --             --            --             --           --               --           --              --
           --             --            --             --           --               --           --              --
-------------   ------------   ------------   -----------   -----------   --------------   ----------   --------------
           --             --            --             --           --               --           --              --
=============   ============   ============   ===========   ===========   ==============   ==========   ==============


                                                   GE                              GE
                     GE                           FIXED                           MONEY
                 TAX-EXEMPT                       INCOME                          MARKET
                    FUND                           FUND                            FUND
  Six Months                      Six Months                      Six Months
    Ended         Year Ended        Ended         Year Ended        Ended         Year Ended
  March 31,     September 30,     March 31,     September 30,     March 31,     September 30,
     2008            2007            2008            2007            2008            2007
 (unaudited)                     (unaudited)                     (unaudited)
------------   --------------   ------------   --------------   ------------   --------------
    48,153          728,965         534,656         590,429       60,991,970    118,407,016
    38,503           65,546         201,259         457,463        4,227,583     11,042,955
   (93,444)        (479,825)       (751,300)     (1,786,489)    (118,650,962)   (78,343,049)
------------   --------------   ------------   --------------   ------------   --------------
    (6,788)         314,686         (15,385)       (738,597)     (53,431,409)    51,106,922
============   ==============   ============   ==============  =============   ==============

        --              217             634          15,228                              --
       461            1,384           1,837           5,770                              --
    (6,477)         (32,217)        (37,627)        (71,446)                             --
------------   --------------   ------------   --------------  -------------   --------------
    (6,016)         (30,616)        (35,156)        (50,448)                             --
============   ==============   ============   ==============  =============   ==============

         9            1,986           4,122          11,388               --             --
       193              444           1,491           3,590               --             --
    (3,767)         (13,773)         (9,825)        (25,418)              --             --
------------   --------------   ------------   --------------  -------------   --------------
    (3,565)         (11,343)         (4,212)        (10,440)              --             --
============   ==============   ============   ==============  =============   ==============

        --               --             823              --               --             --
        --               --               6              --               --             --
        --               --              --              --               --             --
------------   --------------   ------------   --------------  -------------   --------------
        --               --             829              --               --             --
============   ==============   ============   ==============  =============   ==============

        --               --         187,689         162,565               --             --
        60              120          30,243          67,594               --             --
        --               --        (148,302)       (282,094)              --             --
------------   --------------   ------------   --------------  -------------   --------------
        60              120          69,630         (51,935)              --             --
============   ==============   ============   ==============  =============   ==============

        --               --              --              --    1,346,211,152*            --
        --               --              --              --          935,530             --
        --               --              --              --     (261,308,335)            --
------------   --------------   ------------   --------------  -------------   --------------
        --               --              --              --    1,085,838,347             --
============   ==============   ============   ==============  =============   ==============

   * For period March 17, 2008 through March 31, 2008.

                                                      March 31, 2008 (unaudited)
Notes to Financial Statements

1. ORGANIZATION OF THE FUNDS

GE Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 10, 1992, and is authorized to issue an unlimited number of shares. It comprises fourteen portfolios (each a "Fund" and collectively the "Funds"), although only the following twelve are currently being offered: GE U.S. Equity Fund, GE Core Value Equity Fund, GE Small-Cap Equity Fund, GE Global Equity Fund, GE International Equity Fund, GE Premier Growth Equity Fund, GE Strategic Investment Fund, GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE Fixed Income Fund and GE Money Market Fund. Each GE Fund (other than the GE Government Securities Fund, GE Tax-Exempt Fund and the GE Money Market Fund) currently offers four share classes to investors, namely Class A, Class C, Class R and Class Y shares. The GE Tax-Exempt Fund currently offers three share classes to investors, namely Class A, Class C and Class Y shares, the GE Government Securities Fund currently offers two share classes to investors, namely Class A and Class C shares, and the GE Money Market Fund currently offers two share classes to investors, namely the Retail Class and the Institutional Class shares. As of January 29, 2007, Class B shares of all Funds were closed to new investments.

Maximum Sales Load Imposed on Purchases of Class A Shares (as a percentage of offering price):


5.75%                                                   4.25%                                 2.50%
-----                                                   ----------------------------------    -----------------------------
GE U.S. Equity Fund                                     GE Government Securities Fund         GE Short-Term Government Fund
GE Core Value Equity Fund                               GE Tax-Exempt Fund
GE Small-Cap Equity Fund                                GE Fixed Income Fund
GE Global Equity Fund
GE International Equity Fund
GE Premier Growth Equity Fund
GE Strategic Investment Fund

There is no front-end sales load imposed on individual purchases of Class A shares of $1 million or more. The front-end sales charge is also waived in other instances as described in the Funds' prospectus.

                                                      March 31, 2008 (unaudited)
Notes to Financial Statements

Maximum Contingent Deferred Sales Charges imposed on redemptions of Class B shares (as a percentage of redemption proceeds) within the first year are:


4.00%                                                                                             3.00%
-----                                                                                             ------------------------------
GE U.S. Equity Fund                                                                               GE Government Securities Fund
GE Core Value Equity Fund                                                                         GE Short-Term Government Fund
GE Small-Cap Equity Fund                                                                          GE Tax-Exempt Fund
GE Global Equity Fund                                                                             GE Fixed Income Fund
GE International Equity Fund
GE Premier Growth Equity Fund
GE Strategic Investment Fund

The contingent deferred sales charge for Class B redemptions for all Funds are as follows: within the second year -- 3.00%; within the third year -- 2.00%; within the fourth year -- 1.00% and within the fifth year and thereafter -- 0.00%.

The maximum contingent deferred sales charge imposed on Class C (level load) redemptions for all Funds is 1.00% within the first year of purchase and 0.00% thereafter.

Purchases of $1 million or more of Class A shares at net asset value are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase.

No front-end or contingent deferred sales charges are assessed by the Trust with respect to shares of GE Money Market Fund or Class R and Class Y shares of all Funds.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS. A Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on various factors such as market transactions, dealer supplied valuations, security characteristics and other market data. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. Municipal obligations are valued at the quoted bid prices.

A Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price.

All portfolio securities of the GE Money Market Fund and any short-term securities held by any other Fund with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be

                                                      March 31, 2008 (unaudited)
Notes to Financial Statements

valued using procedures approved by the Funds' Board of Trustees that are designed to establish its "fair" value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include: thinly traded or illiquid investments, high-yield securities or foreign securities.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the Funds' fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service. Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these valuation procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the classes based upon the relative net assets of each class.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

REPURCHASE AGREEMENTS Each of the Funds may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objective or policies. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the

                                                      March 31, 2008 (unaudited)
Notes to Financial Statements

counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in market prices of securities during the period. Such fluctuations are included in net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for

                                                      March 31, 2008 (unaudited)
Notes to Financial Statements

the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of their investment strategies, certain Funds may invest in swap agreements which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

                                                      March 31, 2008 (unaudited)
Notes to Financial Statements

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

At March 31, 2008 information on the tax cost of investments is as follows:

                                                                COST OF      GROSS TAX    GROSS TAX     NET TAX APPRECIATION/
                                                              INVESTMENTS   UNREALIZED   UNREALIZED       (DEPRECIATION) ON
                                                            FOR TAX PURPOSE APPRECIATION  DEPRECIATION      INVESTMENTS
                                                            --------------- ------------  ------------    ------------
GE U.S. Equity Fund......................................     396,007,047   36,938,512   (39,840,326)      (2,901,814)
GE Core Value Equity Fund................................      48,485,929    3,273,022    (4,259,108)        (986,086)
GE Small-Cap Equity Fund.................................      59,618,656    9,966,861    (7,242,275)       2,724,586
GE Global Equity Fund....................................      62,010,217   12,671,420    (4,063,831)       8,607,589
GE International Equity Fund.............................      63,642,775   14,892,175    (2,488,050)      12,404,125
GE Premier Growth Equity Fund............................     221,999,789   23,606,253   (22,742,309)         863,944
GE Strategic Investment Fund.............................     161,757,967   17,767,061   (11,433,641)       6,333,420
GE Government Securities Fund............................     159,484,673    3,936,173    (1,149,621)       2,786,552
GE Short-Term Government Fund............................     114,158,815    1,471,838    (1,682,390)        (210,552)
GE Tax-Exempt Fund.......................................      29,517,919      835,505      (453,296)         382,209
GE Fixed Income Fund.....................................     198,015,315    1,566,852    (4,846,524)      (3,279,672)
GE Money Market Fund.....................................   1,244,980,695           --            --               --

As of March 31, 2008, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. During the year ended September 30, 2007, there were no capital loss carryover expirations. During the year ended September 30, 2007, GE Global Equity Fund and GE International Equity Fund utilized capital loss carryovers in the amounts of $1,752,492 and $712,185 respectively.


FUND                                                                                           AMOUNT      EXPIRES
----                                                                                       -------------- --------
GE Government Securities Fund...........................................................   $   13,720,717  9/30/08
                                                                                                  357,554  9/30/14
                                                                                                1,750,044  9/30/15
GE Short-Term Government Fund...........................................................               31  9/30/12
                                                                                                  543,478  9/30/13
                                                                                                  804,966  9/30/14
                                                                                                2,034,611  9/30/15
GE Tax-Exempt Fund......................................................................           33,942  9/30/08
                                                                                                  115,020  9/30/09
                                                                                                    5,270  9/30/11
                                                                                                   14,537  9/30/12
                                                                                                   47,679  9/30/14
                                                                                                   38,829  9/30/15
GE Fixed Income Fund....................................................................        1,344,013  9/30/14
                                                                                                3,021,600  9/30/15
GE Money Market Fund....................................................................              120  9/30/10

                                                      March 31, 2008 (unaudited)
Notes to Financial Statements

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Funds elected to defer losses incurred after October 31, 2006 as follows:


FUND                                                                                                   CAPITAL       CURRENCY
----                                                                                                -----------   ------------
GE U.S. Equity Fund...............................................................................  $        --   $  2,858
GE Core Value Equity Fund.........................................................................           --            --
GE Small-Cap Equity Fund..........................................................................           --            --
GE Global Equity Fund.............................................................................           --         2,326
GE International Equity Fund......................................................................           --         9,874
GE Premier Growth Equity Fund.....................................................................           --            --
GE Strategic Investment Fund......................................................................           --            --
GE Government Securities Fund.....................................................................           --            --
GE Short-Term Government Fund.....................................................................      183,746            --
GE Tax-Exempt Fund................................................................................      291,606            --
GE Fixed Income Fund..............................................................................       57,787            --
GE Money Market Fund..............................................................................           --            --

The tax composition of distributions paid during the years ended September 30, 2007 and September 30, 2006 were as follows:

                                                        YEAR ENDED SEPTEMBER 30, 2007       YEAR ENDED SEPTEMBER 30, 2006
                                                     ----------------------------------  --------------------------------------
                                                        EXEMPT     ORDINARY    LONG-TERM    EXEMPT     ORDINARY   LONG-TERM
                                                       INTEREST     INCOME   CAPITAL GAINS INTEREST     INCOME   CAPITAL GAINS
                                                     ----------  -----------------------  ---------  ----------  -------------
GE U.S. Equity Fund................................  $       --  $10,697,226 $40,159,560  $      --  $10,798,894 $27,586,189
GE Core Value Equity Fund..........................          --      762,774   5,189,716         --      447,277   4,057,740
GE Small-Cap Equity Fund...........................          --      603,584  11,164,264         --      972,418   2,614,423
GE Global Equity Fund..............................          --      383,827          --         --      360,574          --
GE International Equity Fund.......................          --      449,938      46,507         --    1,038,797          --
GE Premier Growth Equity Fund......................          --    2,037,265  45,445,275         --      978,986  12,799,573
GE Strategic Investment Fund.......................          --    3,348,885  12,892,565         --    5,533,017  16,767,751
GE Government Securities Fund......................          --    5,022,409          --         --    5,387,445          --
GE Short-Term Government Fund......................          --    4,248,569          --         --    3,752,930          --
GE Tax-Exempt Fund.................................   1,026,789       38,761          --  1,101,228       49,980          --
GE Fixed Income Fund...............................          --    7,310,915          --         --    9,390,998
GE Money Market Fund...............................          --   11,692,547          --         --    8,910,335          --

DISTRIBUTIONS TO SHAREHOLDERS GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE Fixed Income Fund, and GE Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from investment income annually. All Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications

                                                      March 31, 2008 (unaudited)
Notes to Financial Statements

are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

On October 1, 2007, the Fund adopted FIN 48, "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN 48 did not have an impact on the Fund's net assets and financial statements. The Funds' 2004, 2005, 2006 and 2007 calendar years tax returns are still open to examination by the Federal and applicable state tax authorities.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium on bonds to call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Funds are paid by GEAM and reimbursed by the Funds.

SHORT-TERM TRADING (REDEMPTION) FEES Shares held in the GE Global Equity Fund and GE International Equity Fund less than 90 days are subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. These fees, which are retained by a Fund, are accounted for as an addition to paid-in capital.

3. LINE OF CREDIT

The Trust shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Trust has a $100 million uncommitted, unsecured line of credit with State Street, which was established November 7, 2007. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Trust during the period ended March 31, 2008.

4. FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION AND OTHER OPERATING FEES Compensation to GEAM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. GEAM agreed in writing to limit other operating expenses (exclusive of advisory, administration and distribution fees) of each class of certain funds on an annualized basis to the levels stated in the schedule below through January 29, 2009. Had these fees and expenses not been absorbed, the returns (and/or yields) would have been lower. These agreements may be renewed or discontinued without notice in the future.

                                                      March 31, 2008 (unaudited)
Notes to Financial Statements

                                                                                     ANNUALIZED BASED ON AVERAGE DAILY NET ASSET
                                                                                     -------------------------------------------
                                                                                         ADVISORY AND        OTHER OPERATING
                                                                                      ADMINISTRATION FEES    EXPENSE LIMITS*
                                                                                     --------------------    ----------------
GE U.S. Equity Fund.................................................................         0.40%                0.50%
GE Core Value Equity Fund...........................................................         0.55%                0.37%
GE Small-Cap Equity Fund............................................................         0.70%                0.75%
GE Global Equity Fund...............................................................         0.75%                0.75%
GE International Equity Fund........................................................         0.80%**              0.29%
GE Premier Growth Equity Fund.......................................................         0.60%**              0.50%
GE Strategic Investment Fund........................................................         0.35%                0.40%
GE Government Securities Fund.......................................................         0.40%                0.30%
GE Short-Term Government Fund.......................................................         0.30%**              0.30%
GE Tax-Exempt Fund..................................................................         0.35%                0.27%
GE Fixed Income Fund................................................................         0.35%                0.30%
GE Money Market Fund................................................................         0.25%                0.25%

------------

* GEAM has agreed to assume certain other operating expenses of the Fund to maintain expense levels at or below predetermined limits. These expense limitations for each fund will remain in effect through January 29, 2009.

** With respect to these Funds, administration fees (amounting to .05%) are imposed pursuant to a separate agreement.

GEAM is entitled to seek reimbursement of operating expenses absorbed by GEAM, up to 3 years from the date the expenses were incurred (as long as these reimbursements do not cause the Fund's expenses to exceed the limit). As of March 31, 2008, the following Funds have expenses eligible for reimbursement as detailed below:

                                                  EXPENSES                                                         TOTAL EXPENSES
                                                ELIGIBLE FOR        EXPENSES             EXPENSES                   ELIGIBLE FOR
                                                RECOUPMENT --     WAIVED --             RECOUPED --      EXPENSES    RECOUPMENT --
FUND                                          BEGINNING OF YEAR  CURRENT YEAR          CURRENT YEAR      EXPIRED     MARCH 31, 2008
----                                          -----------        -------------------   -------------   ---------   --------------
GE Core Value..............................         6,590            38,360                 --             (795)         44,155
GE Small Cap...............................            --             6,927               (887)              --           6,040
GE Intl Equity.............................            --            23,385                 --               --          23,385
GE Govt Sec................................         8,313            19,278             (9,438)              --          18,153
GE Short Term..............................        65,299               793                 (3)         (27,059)         39,030
GE Tax Exempt..............................       147,523            40,462                 --          (18,548)        169,437
GE Fixed Income............................       127,865                --                 --           (6,097)        121,768

                                                      March 31, 2008 (unaudited)
Notes to Financial Statements

The expenses eligible for recoupment at March 31, 2008 are set to expire as follows:

                                                                                                                          EXPIRES
FUND                                                                                                         AMOUNTS   SEPTEMBER 30
----                                                                                                        ---------  ------------
GE Core Value............................................................................................        114        2008
                                                                                                               2,264        2009
                                                                                                               3,417        2010
                                                                                                              38,360        2011
GE Small Cap.............................................................................................      6,040        2011
GE Intl Equity...........................................................................................     23,385        2011
GE Govt Sec..............................................................................................     18,153        2011
GE Short Term............................................................................................     22,492        2008
                                                                                                              15,385        2009
                                                                                                                 360        2010
                                                                                                                 739        2011
GE Tax Exempt............................................................................................     13,155        2008
                                                                                                              48,327        2009
                                                                                                              67,493        2010
                                                                                                              40,462        2011
GE Fixed Income..........................................................................................      9,668        2008
                                                                                                              97,022        2009
                                                                                                              15,078        2010

                                                      March 31, 2008 (unaudited)
Notes to Financial Statements

The Funds paid the following fees to GEAM for advisory and administrative services for the period ended March 31, 2008. All other administrative fees were paid to either GENPACT as noted below, or State Street Bank & Trust Co.

                                                                                                  ADVISORY AND
FUND                                                                                           ADMINISTRATIVE FEES
----                                                                                           -------------------
GE U.S. Equity Fund.........................................................................      $   852,821
GE Core Value Equity Fund...................................................................          149,357
GE Small-Cap Equity Fund....................................................................          101,909
GE Global Equity Fund.......................................................................          275,563
GE International Equity Fund................................................................          276,660
GE Premier Growth Equity Fund...............................................................          758,781
GE Strategic Investment Fund................................................................          300,237
GE Government Securities Fund...............................................................          242,655
GE Short-Term Government Fund...............................................................          149,471
GE Tax-Exempt Fund..........................................................................           52,843
GE Fixed Income Fund........................................................................          244,789
GE Money Market Fund........................................................................          376,118

Effective January 1, 2002, GENPACT began performing certain accounting and certain administration services not provided by GEAM. For the period ended March 31, 2008, $33,873 was charged to the Funds and was allocated pro rata across funds and share classes based upon relative net assets.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES The Funds have adopted a Shareholder Servicing and Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund except the GE Money Market Fund. Each Fund pays GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary effective January 1, 2006 of GEAM and the Funds' principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rates applicable are 0.25% for Class A shares, 1.00% for Class B shares (except GE Short-Term Government Fund which is 0.85%), 1.00% for Class C (level load) shares and 0.50% for class R shares. Currently, Class Y shares and the GE Money Market Fund's Retail Class and Institutional Class shares are not subject to a 12b-1 fee.

GEID has agreed that once Class B shares automatically convert to Class A shares, six years after the date of purchase (eight years in the case of shares acquired or exchanged from shares of Investors Trust Funds), such shareholders will become subject to the 0.25% distribution and/or shareholder services fees attributable to Class A shares.

TRUSTEES COMPENSATION The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity for other Funds advised by GEAM. Compensation paid to unaffiliated Trustees is reflected on the Statement of Operations. These fees are allocated pro rata across funds and share classes served by the Trustees and are based upon the relative net assets of each Fund. (For additional information about Trustees compensation please refer to the Statement of Additional Information.)

                                                      March 31, 2008 (unaudited)
Notes to Financial Statements

SECURITY LENDING PROGRAM GEAM administers the security lending program for the following funds: GE Government Securities Fund, GE Short-Term Government Fund and GE Fixed Income Fund. The security lending fee is based on the number and duration of lending transactions. The participation of all the other Funds in the securities lending program administered by State Street Bank and Trust Company was effectively terminated on September 21, 2007.

For the period ended March 31, 2008, the GE Government Securities Fund, GE Short-Term Government Fund and GE Fixed Income Fund paid $534,873; $419,107; and $625,695 respectively to GEAM. GEAM paid all fees received to third-party brokers.

OTHER For the period ended March 31, 2008, GEID acting as underwriter received net commissions of $55,128 from the sale of Class A shares and $82,740 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares.

5. SUB-ADVISORY FEES

Pursuant to an investment sub-advisory agreement with GEAM, Palisade Capital Management, LLC ("Palisade") is the Sub-Adviser to the GE Small-Cap Equity Fund. Palisade is responsible for the day-to-day portfolio management of the assets of the fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board of Trustees.

For their services, GEAM pays Palisade a monthly sub-advisory fee, which is calculated as a percentage of the average daily net assets of the Fund.

6. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the period ended March 31, 2008, were as follows:

                                                                                                     PURCHASES         SALES
                                                                                                 --------------- ---------------
GE U.S. Equity Fund............................................................................  $   245,934,094 $   271,843,405
GE Core Value Equity Fund......................................................................       38,235,606      45,242,669
GE Small-Cap Equity Fund.......................................................................       13,050,394      29,881,481
GE Global Equity Fund..........................................................................       46,046,900      45,388,091
GE International Equity Fund...................................................................       35,844,075      24,466,234
GE Premier Growth Equity Fund..................................................................       79,437,204     160,531,140
GE Strategic Investment Fund...................................................................      240,816,380     262,850,952
GE Government Securities Fund..................................................................      400,924,646     407,346,930
GE Short-Term Government Fund..................................................................      117,136,526     106,674,541
GE Tax-Exempt Fund.............................................................................       17,136,526      12,832,175
GE Fixed Income Fund...........................................................................      670,764,593     685,245,662

                                                      March 31, 2008 (unaudited)
Notes to Financial Statements

OPTIONS During the period ended March 31, 2008, there were no option contracts written.

SECURITY LENDING At March 31, 2008, the following Funds participated in security lending:

                                                                                      LOANED SECURITIES
                                                                                 (INCLUDING ACCRUED INTERE   CASH COLLATERAL*
                                                                                 -------------------------   -------------
GE Government Securities Fund................................................          $   21,731,568        $ 21,999,664
GE Short-Term Government Fund................................................              12,885,819          13,076,691
GE Fixed Income Fund.........................................................              27,124,603          27,585,253

------------
* Collateral was adjusted on April 1, 2008 to reflect the March 31, 2008 change in value of securities on loan.

7. BENEFICIAL INTEREST

The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a Fund held by such shareholders as well as percentage of a Fund held by certain directly and indirectly wholly-owned subsidiaries of General Electric Company and their respective investment plans ("GE Affiliates") at March 31, 2008 were:

                                                                                  5% OR GREATER SHAREHOLDERS
                                                                                 ---------------------------    % OF FUND HELD BY
                                                                                   NUMBER      % OF FUND HELD     GE AFFILIATES*
                                                                                 ------------- --------------  ------------------
GE U.S. Equity Fund............................................................       3              38%               0%
GE Core Value Equity Fund......................................................       1              11%               0%
GE Global Equity Fund..........................................................       1              33%              33%
GE International Equity Fund...................................................       3              25%               5%
GE Premier Growth Equity Fund..................................................       2              11%               0%
GE Strategic Investment Fund...................................................       1               7%               0%
GE Short-Term Government Fund..................................................       3              74%              45%
GE Fixed Income Fund...........................................................       2              30%               0%
GE Small-Cap Equity Fund.......................................................       2              23%               0%
GE Tax Exempt Fund.............................................................       2              23%               0%
GE Money Market Fund...........................................................       5              60%              42%

Investment activities of these shareholders could have a material impact on the Funds.

------------
*    Included in the 5% or Greater Shareholder Percentage.

                                                                     (unaudited)

Advisory Agreement Renewal

The Fund Board, including the independent Board members, considered and unanimously approved the continuance of each of the Funds investment advisory and administration agreements with GE Asset Management Incorporated ("GEAM") and, with respect to the Small-Cap Equity Fund, the sub-advisory agreement with the Fund's sub-adviser, Palisade Capital Management, L.L.C. ("Palisade"), at meetings held on December 5 and December 12, 2007.

During the Fund Board meeting on December 12, 2007 and at prior 2007 Board meetings, GEAM explained to the Board that it continues to evaluate whether to restructure the Small-Cap Equity Fund by adding one or more additional sub-advisers principally to address potential investment capacity constraints. A small decrease in the total assets managed by Palisade in GEAM sponsored mutual funds during 2007 alleviated the more immediate concern regarding anticipated investment capacity constraints. This small decrease in small-cap assets overall allowed GEAM to continue to monitor the Small-Cap Equity Fund and analyze the various options, in light of current investment conditions. GEAM advised the Board that it expected to complete the analysis and to report further to the Board during the first half of 2008 as to whether to add additional sub-advisers. GEAM also advised the Board that were one or more additional sub-advisers added, GEAM still may limit the aggregate assets a sub-adviser manages within its investment discipline even if Small-Cap Equity Fund assets grow.

In considering whether to approve the Funds' investment advisory and sub-advisory agreements, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM and Palisade. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategies as the Funds.

Before approving the Funds' advisory and sub-advisory agreements, the Board members reviewed the proposed continuance of the agreements with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM or Palisade were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following this session.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to each Fund. Also in advance of the meetings, the Board members received from Palisade a written response to a letter of inquiry prepared by GEAM at the Board's request, which included substantial exhibits and other materials related to the business of, and services provided to, the Small-Cap Equity Fund by Palisade. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in recent years, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management and Palisades, in their oral presentations, to highlight material differences from the information presented in recent years. During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members also had an opportunity to hear presentations by representatives of Palisade. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM's and Palisade's investment processes.

In reaching their determinations relating to continuance of the Funds' investment advisory and sub-advisory agreements, the Board members considered all factors

                                                                     (unaudited)

Advisory Agreement Renewal

they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for each Fund on a fund-by-fund basis, and their determinations were made separately in respect of each Fund. In particular, the Board members focused on the following with respect to each Fund:

The nature, extent and quality of services provided. The Board members reviewed the services provided by GEAM and, with respect to the Small-Cap Equity Fund, the services provided by Palisade, and the Board members, including the independent members found that the high quality of advisory and administrative services performed by GEAM, and the improving quality of the advisory and administrative services performed by Palisade, continue to be satisfactory.

In connection with their consideration of GEAM's services specifically, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments, selecting brokers and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience involving the types of Funds they oversee;
(iv) access to significant technological resources from which the Funds may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM. With respect to the Small-Cap Equity Fund, the Board members also recognized GEAM's responsibility for supervising Palisade's services. The Board members noted that each Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided to the Small-Cap Equity Fund by Palisade, the Board members focused on Palisade's favorable attributes relating to its investment philosophy and discipline, its experienced investment and trading personnel, its systems and other resources, including research capabilities, and its satisfactory history and reputation. The Board members also considered Palisade's ability to effectively manage the respective Fund in conformity with its investment objective and strategies, given the asset size.

In light of the foregoing, the Board members, including the independent members, concluded that the high quality of advisory and administrative services provided by GEAM, and the improving quality of the advisory and administrative services provided by Palisade, continue to be satisfactory.

Investment performance of the funds. The Board members considered the investment performance of the Funds for various periods. The Board members reviewed detailed comparisons of the performance of the Funds with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and, for the Small-Cap Equity Fund, representatives of Palisade, about each of their respective investment processes, focusing on each Fund's investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style, and, in some instances, relative underperformance in certain periods in light of their commitment to long-term satisfactory performance with respect to each Fund's investment objective and investment approach. With respect to the Small-Cap Equity Fund, the Board members, including the independent members, having been concerned about the performance in prior years, in particular the underperformance that occurred in 2003, noted that more recent performance has shown improvement. The Board members look forward to having the opportunity to review GEAM's ongoing reports and recommendations relating to the Small-Cap Equity Fund's portfolio management. Taking these factors into consideration, the Board members, including the independent members, concluded that each of the Fund's performance was acceptable overall.

Cost of the services to be provided and profits to be realized from the relationship with the Funds. The Board members considered the cost of the services provided

                                                                     (unaudited)

Advisory Agreement Renewal

by GEAM and, where applicable, Palisade. The Board members reviewed the information they had requested from GEAM and Palisade concerning their profitability from the fees and services they provide to the Funds and the financial condition of GEAM and Palisade for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for each Fund. The Board members also considered GEAM's agreement to voluntarily limit Fund operating expenses for those Funds whose expenses exceed the applicable expense limits. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business. For the Small-Cap Equity Fund, the Board members reviewed the assumptions and cost allocation methods used by Palisade in preparing its profitability data.

The Board members noted and discussed the additional services provided by GEAM to the Funds compared to other investment products managed by GEAM, and noted that, with respect to the Small-Cap Equity Fund, and not Fund, pays the sub-advisory fees to Palisade. The Board members determined that GEAM and Palisade should be entitled to earn a reasonable level of profits for the services they provide to the Funds. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM and Palisade from their relationship with the Funds was not unreasonable or excessive.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale. The Board members considered the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale for the benefit of Fund investors. GEAM asserted, and the Board members agreed, that because GEAM generally charged comparatively lower fees to the Funds since inception, GEAM is already sharing the low-fee benefits of larger asset sizes. The Board members also considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to each of the Funds of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, lower Fund fees and with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment.

Comparison of services to be rendered and fees to be paid. The Board members discussed the services provided to the Funds by GEAM and Palisade, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Funds, and comparative information with respect to similar products. They discussed that the Fund's figures were within the applicable peer group ranges and in general charged a competitive rate in comparison to their peers. In addition, the Board members considered their discussion with representatives of GEAM and Palisade about the fees being charged to the Funds and, to the extent applicable, the effect, if any, of the Securities and Exchange Commission staff's interpretive guidance concerning soft dollars. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Funds.

For the Small-Cap Equity Fund, the Board members reviewed comparative fee information with respect to any comparable mutual fund client accounts managed by Palisade, if any, and with respect to any other client accounts managed by Palisade in a similar style to that of the Small-Cap Equity Fund. The Board members, including the independent members, concluded that, based on this information, the sub-advisory fees were reasonable in light of the services provided to the Small-Cap Equity Fund.

Fall-Out Benefits. The Board members considered other actual and potential financial benefits that GEAM and Palisade may derive from their relationship with the Funds, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Funds benefit from the vast array of resources

                                                                     (unaudited)

Advisory Agreement Renewal

available through GEAM, and that each Fund represents only a small portion of the assets managed by GEAM.

Conclusion. No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee rates and projected total expense ratios are reasonable in relation to the services provided to the Funds. In view of these facts, the Board members, including the independent members, concluded that the renewal of each advisory agreement was in the best interests of the Funds and their shareholders, and that the renewal of the Small-Cap Equity Fund's sub-advisory agreement was in the best interests of the shareholders of that Fund.

                                                                     (unaudited)

Additional Information

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and officers of the Funds is set forth below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

MICHAEL J. COSGROVE

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 58

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President -- GEAM since February 1997; President and Chief Executive Officer -- Mutual Funds at GEAM since March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President -- Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   48

OTHER DIRECTORSHIPS HELD BY TRUSTEE Chairman of the Board and President of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003; Trustee of Elfun Foundation; Treasurer, GE Foundation; Director, GE Asset Management (Ireland) Limited, since February 1999; Director, GE Asset Management Funds Plc, GE Asset Management Canada Company, GE Asset Management Limited, and GE Volunteers.

MATTHEW J. SIMPSON

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  47

POSITION(S) HELD WITH FUND Trustee and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel -- Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to July 2007; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds, GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President from October 2003 to July 2007.

                                                                     (unaudited)

Additional Information

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  48

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee and Executive Vice President of GE Institutional Funds, GE LifeStyle Funds, Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007. Director of GE Investment Funds, Inc. since July 2007.

SCOTT H. RHODES

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 48

POSITION(S) HELD WITH FUND Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- two years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller -- Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

JEANNE M. LA PORTA

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  42

POSITION(S) HELD WITH FUND Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- three years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and Deputy General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel -- Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007, Vice President and Assistant Secretary of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

                                                                     (unaudited)

Additional Information

NON-INTERESTED TRUSTEES

JOHN R. COSTANTINO

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 61

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  40

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Trustee of Fordham University since 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Diocesan of Brooklyn & Queens since 2001; Gregorian University Foundation Since 1994.

WILLIAM J. LUCAS

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 60

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  40

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997.

ROBERT P. QUINN

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 71

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  40

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997.
----------

The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-800-242-0134.

                                                                     (unaudited)

Investment Team

PORTFOLIO MANAGER BIOGRAPHIES

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund's investments. The portfolio managers may change from time to time.

GEORGE A. BICHER is a Senior Vice President of GE Asset Management. Mr. Bicher is the Director of the U.S. Equity Research Team and a portfolio manager for the GE U.S. EQUITY FUND. Mr. Bicher has held the position of equity research analyst since joining GE Asset Management in June 2002. Prior to joining GE Asset Management, he served in a number of positions at Deutsche Banc Alex Brown since 1994.

DAVID B. CARLSON is an Executive Vice President of GE Asset Management and Chief Investment Officer -- U.S. Equities at GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson is a portfolio manager for the GE PREMIER GROWTH EQUITY FUND and has served in this capacity since the Fund's commencement. Mr. Carlson joined GE Asset Management in 1982 as a Securities Analyst for investment Operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

MICHAEL J. CAUFIELD is a Senior Vice President of GE Asset Management. He is portfolio manager of the GE TAX-EXEMPT FUND and has served in that capacity since October 2000. Mr. Caufield joined GE Asset Management in 1987 as Vice President, Manager of Fixed Income Research & Analysis and was promoted to Senior Vice President in 1994.

PAUL M. COLONNA is a Director and Executive Vice President of GE Asset Management and President-Fixed Income at GE Asset Management. Since January 2005, he has led the team of portfolio managers for the GE FIXED INCOME FUND and the GE SHORT-TERM GOVERNMENT FUND and has been responsible for the fixed income portion of the GE STRATEGIC INVESTMENT FUND. He has served on the portfolio management team for the GE GOVERNMENT SECURITIES FUND since February 2000. Prior to joining GE Asset Management in February 2000, Mr. Colonna became President -- Fixed Income in March 2007. Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

JAMES C. GANNON is an Assistant Portfolio Manager at GE Asset Management. He has served on the portfolio management team for the GE MONEY MARKET FUND since December 2000. Since joining GE Asset Management in 1995, Mr. Gannon served in various positions at GE Asset Management including Trade Operations Specialist in fixed income, and became an Assistant Portfolio Manager in February 2003.

STEPHEN V. GELHAUS is a Vice President of GE Asset Management. He has been a member of the portfolio management teams for the GE U.S. EQUITY FUND and the GE CORE VALUE EQUITY FUND since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a Research Analyst in the U.S. Equity Department from 1995 through 2001 and became an associate portfolio manager for the GE Value Equity Fund in August 1999.

WILLIAM M. HEALEY is a Senior Vice President of GE Asset Management. He has served on the portfolio management teams for the GE FIXED INCOME FUND, GE GOVERNMENT SECURITIES FUND and GE SHORT-TERM GOVERNMENT FUND since joining GE Asset Management in 1996, and the GE MONEY MARKET FUND since January of 2008. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the Fixed Income Group at MetLife.

BRIAN HOPKINSON is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE INTERNATIONAL EQUITY FUND since October 1996. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

ROBERT JASMINSKI is a Vice President of GE Asset Management. He has been a portfolio manager for the GE GLOBAL EQUITY FUND since September 2004. More recently, he was appointed co-manager for this Fund. Mr. Jasminski joined GE Asset Management in 1993 as a Fixed Income Specialist and has been an International Equity Analyst and an International Small-Cap portfolio manager since 1998.

                                                                     (unaudited)

Investment Team

PORTFOLIO MANAGER BIOGRAPHIES (Continued)

MARK H. JOHNSON is a Senior Vice President of GE Asset Management and Senior Portfolio Manager of Structured Products. He has been a member of the portfolio management team for the GE FIXED INCOME FUND and GE GOVERNMENT SECURITIES FUND since September 2007. Mr. Johnson joined GE in 1998 in its Employers Reinsurance Corporation as a taxable income portfolio manager. Mr. Johnson joined GE Asset Management as a Vice President and Portfolio Manager in 2002 and became a Senior Vice President and Senior Portfolio Manager of Structured Products in 2007.

RALPH R. LAYMAN is a Director and Executive Vice President of GE Asset Management and President -- International Equities at GE Asset Management. He manages the overall international equity investments for GE Asset Management. Mr. Layman has led the team of portfolio managers for the GE INTERNATIONAL EQUITY FUND since the Fund's commencement and has been responsible for the international equity portion of the GE STRATEGIC INVESTMENT FUND since September 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became and Executive Vice President in 1992 and President -- International Equities in March 2007.

THOMAS LINCOLN is a Senior Vice President of GE Asset Management. Mr. Lincoln has served on the portfolio management teams for the GE U.S. EQUITY FUND and GE STRATEGIC INVESTMENT FUND since May 2007. Mr. Lincoln joined GE Asset Management in 1994 as a financial analyst in domestic equities. Mr. Lincoln became part of the investment management team for domestic equities at GEAM in 1997 and a portfolio manager for domestic equities in 2003.

MICHAEL E. MARTINI is a Portfolio Manager at GE Asset Management. He has served on the portfolio management team for the GE MONEY MARKET FUND since joining GE Asset Management in March of 2008. Prior to joining GE Asset Management, Mr. Martini was a Vice President at Ceres Capital Partners LLC, where he worked at the firm's treasury desk from March 2006 to January 2008, and a Senior Vice President at Pacific Investment Management Company (PIMCO) from 1996 to 2004, where he was a portfolio manager at the firm's money market/short-term desk.

ANDREW A. MASELLI is an Assistant Portfolio Manager at GE Asset Management. He has served on the portfolio management team for the GE MONEY MARKET FUND since April 2003. Mr. Maselli joined GE Asset Management in 1998 as a data integrity analyst in trade operations, where he held various positions both in equities and fixed income support. In 2002, he was promoted to Senior Trade Support Specialist working on the short-term desk and became an Assistant Portfolio Manager in June 2005.

DAIZO MOTOYOSHI is a Senior Vice President of GE Asset Management. He has been a portfolio manager of the GE GLOBAL EQUITY FUND since September 2003. Mr. Motoyoshi joined GE Asset Management in 1994 as an International Equity Analyst and portfolio manager and became a global equity portfolio manager in 2002. Prior to joining GE Asset Management, Mr. Motoyoshi held positions at Alliance Capital Management and Ernst & Young.

PAUL NESTRO is a Vice President of GE Asset Management. He has been a portfolio manager for the GE INTERNATIONAL EQUITY FUND since February 2007. Mr. Nestro joined GE Asset Management in 1993 as a performance and attribution analyst in U.S. Equities. He became a senior performance and attribution analyst in 1994 and since 1996 has been an analyst and portfolio manager in the International Equities group.

JAMES F. PALMIERI is a Portfolio Manager of GE Asset Management. Since March 2006, he has managed the mortgage-backed securities sector for the GE FIXED INCOME FUND. Prior to joining GE Asset Management in March 2006, Mr. Palmieri was a Director of Investments for Constitution Corporate Federal Credit Union from February 2005 to March 2006 and a Portfolio Manager for CIGNA Investment Management from January 2000 to February 2005.

JONATHAN L. PASSMORE is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the GE INTERNATIONAL EQUITY FUND since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, International Equity.

VITA MARIE PIKE is a Vice President of GE Asset Management. She has served on the portfolio

                                                                     (unaudited)

Investment Team

PORTFOLIO MANAGER BIOGRAPHIES (Continued)

management team for the GE FIXED INCOME FUND since June 2004. Prior to joining GE Asset Management in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

PAUL C. REINHARDT is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE U.S. EQUITY FUND since January 2001 and for the GE CORE VALUE EQUITY FUND since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an Equity Analyst and has been a portfolio manager since 1987.

CHITRANJAN SINHA is a portfolio manager and senior quant analyst at GE Asset Management. He has served on the portfolio management team for GE GOVERNMENT SECURITIES FUND and GE SHORT-TERM GOVERNMENT FUND since September 2007. Mr. Sinha joined GE Asset Management in 1997 and has held a variety of research and strategy positions at GE Asset Management.

MICHAEL J. SOLECKI is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the GE INTERNATIONAL EQUITY FUND since September 1997. He joined GE Asset Management in 1990 as an International Equity Analyst. He became a Vice President for International Equity Portfolios in 1996 and Senior Vice President in 2000.

JUDITH A. STUDER is a Director and Executive Vice President of GE Asset Management and President -- U.S. Equities at GE Asset Management. She is vested with Oversight Authority for determining Asset Allocations for the GE STRATEGIC INVESTMENT FUND since July 2004. Ms. Studer joined GE Asset Management in August 1984. She became Senior Vice President -- U.S. Equities in 1991, Senior Vice President -- International Equities in 1995, President -- Investment Strategies in July 2006 and President -- U.S. Equities in June 2007.

MAKOTO SUMINO is a Senior Vice President of GE Asset Management. He has served on the portfolio management team for the GE INTERNATIONAL EQUITY FUND since February 2007. Mr. Sumino joined GE Asset Management in September 1996 as a securities analyst and portfolio manager. He became Deputy Director of the International Equity Research Team in January 2001 and Director in April 2005.

LEWIS TATANANNI is a Senior Corporate Trader at GE Asset Management. He has been a member of the portfolio management team for the GE FIXED INCOME FUND since December 2007. Mr. Tatananni joined GE Asset Management in October 2002 and was responsible for executing the interest rate derivative hedging programs for GE Asset Management's insurance clients. Mr. Tatananni joined GE in 1999 as an associate at GE Capital Treasury and was responsible for debt origination and derivative execution.

DIANE M. WEHNER is a Vice President of GE Asset Management. She has been a portfolio manager of the GE STRATEGIC INVESTMENT FUND since January 2006. Before joining GE Asset Management, Ms. Wehner was a Vice President and Senior Portfolio Manager from January 1997 to June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/portfolio manager in the investment management industry since 1985.

JACK FEILER is a portfolio manager of GE SMALL-CAP EQUITY FUND and President and Chief Investment Officer of Palisade Capital Management, L.L.C. (Palisade). Mr. Feiler has more than 33 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade's operations in April 1995. He has served as a portfolio manager of the GE SMALL-CAP EQUITY FUND since its inception. Prior to joining Palisade, Mr. Feiler was a Senior Vice President -- Investments at Smith Barney from 1990 to 1995.

JEFFREY SCHWARTZ, CFA, is a portfolio manager of GE SMALL-CAP EQUITY FUND. Mr. Schwartz is a Senior Portfolio Manager at Palisade Capital Management L.L.C. (sub-adviser). Mr. Schwartz joined Palisade in October 2004. Prior to joining Palisade, Mr. Schwartz was Vice President and Senior Portfolio Manager of Safeco Asset Management from September 2003 to September 2004. From June 2001 to August 2003, Mr. Schwartz founded Nantucket Investment Research in Farmington Hills, MI, conducted independent investment research and was a private investor. From June 1992 until May 2001, Mr. Schwartz was at Munder Capital Management, most recently as a Senior Portfolio Manager and Principal.

                                                                     (unaudited)

Investment Team

PORTFOLIO MANAGER BIOGRAPHIES (Continued)

DENNISON T. ("DAN") VERU is a portfolio manager of GE SMALL-CAP EQUITY FUND. Mr. Veru is a managing member and Co-Investment Officer of Palisade Capital Management L.L.C (sub-adviser). Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Mr. Veru became a principal of Palisade in July 2004. Prior to joining Palisade, he was President and Director of Research of Awad Asset Management, a division of Raymond James & Associates. Mr. Veru has been a frequent guest on CNBC, CNN and Bloomberg television. Prior to Awad, Mr. Veru worked with the Palisade team from 1986 through 1992. Mr. Veru graduated from Franklin Marshall College.

                                                                     (unaudited)

Investment Team

TRUSTEES

Michael J. Cosgrove
John R. Costantino
William J. Lucas
Matthew J. Simpson
Robert P. Quinn

SECRETARY

Jeanne M. La Porta

ASSISTANT SECRETARY

Joseph A. Carucci
Joon Won Choe

TREASURER

Scott H. Rhodes

ASSISTANT TREASURER

Scott R. Fuchs

Christopher M. Isaacs

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland III, Chief Executive Officer
Paul M. Colonna, EVP, President -- Fixed Income
Michael J. Cosgrove, EVP, President and Chief Executive
Officer -- Mutual Funds
Kathryn D. Karlic, EVP, President -- Institutional Sales and Marketing Ralph R. Layman, EVP, President -- International Equities
Matthew J. Simpson, EVP, General Counsel and Secretary
Judith M. Studer, EVP, President -- U.S. Equities
Donald W. Torey, EVP, President -- Alternative Investments and Real Estate John J. Walker, EVP, Chief Operating Officer

INVESTMENT ADVISER AND ADMINISTRATOR

GE Asset Management Incorporated
3001 Summer Street
P.O. Box 7900 Stamford, CT 06904-7900

DISTRIBUTOR

GE Investment Distributors, Inc
Member FINRA and SIPC

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

PFPC Inc.
GE Mutual Funds
P.O. Box 9838
Providence, RI 02940

CUSTODIAN

State Street Bank & Trust Company

At GE Asset Management, we're dedicated to providing the investment options you'll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 70 years. Whether you're creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

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                                      157

                                                                     (unaudited)

GE Fund's Brightest Stars

                                                                    AVERAGE ANNUAL TOTAL RETURNS**
                                                           ---------------------------------------------
                                                INCEPTION  ONE      THREE    FIVE        TEN      SINCE     MORNINGSTAR(TM)***
AS OF 3/31/08                                     DATE*   YEAR      YEARS    YEARS      YEARS   INCEPTION     OVERALL RATING
-------------                                  ---------  -----     -----    -----      -----   ---------   ------------------
DOMESTIC EQUITY FUNDS
GE Strategic Investment Fund Class A........      1/5/93   2.63%      8.00%  10.33%     5.94%     8.71%             ****
GE Strategic Investment Fund Class B........    12/22/93   1.91%      7.21%   9.51%     5.47%     8.26%             ****
GE Strategic Investment Fund Class R........     1/29/08     --         --      --        --      (.84)%            ****
GE Strategic Investment Fund Class Y****....     1/29/93   2.91%      8.52%  10.75%     6.28%     8.96%             ****
GE U.S. Equity Fund Class Y****.............    11/29/93  (1.98)%     6.08%  10.12%     4.27%     9.63%             ****
GE Core Value Equity Fund Class R...........     1/29/08     --         --      --        --     (2.38)%            ****
GE Core Value Equity Fund Class Y****.......      1/5/98   (.88)%     7.50%  11.59%     5.14%     6.22%             ****
GE Premier Growth Equity Fund Class Y****...    12/31/96  (1.47)%     4.26%   8.81%     5.11%     7.93%             ****
GE International Equity Fund Class C........     9/30/99   8.74%     17.47%  21.63%       --      4.60%             ****
FIXED INCOME FUNDS
GE Tax-Exempt Fund Class Y****..............     9/26/97   2.73%      3.05%   2.81%     4.64%     4.70%             ****
GE Short-Term Government Fund Class Y****...      3/2/94   6.33%      4.69%   3.22%     4.86%     4.98%             ****

------------

*    Commencement of operations

** These returns do not reflect the impact of any loads or redemption fees, which are reflected in the MD&A.

*** The GE Strategic Investment Fund Class A was rated among 905,712 and 416 Moderate Allocation Funds for the three, five and ten-year periods, respectively.

     The GE Strategic Investment Fund Class B was rated among 905,712 and 416 Moderate Allocation Funds for the three, five and ten-year periods, respectively.

     The GE Strategic Investment Fund Class R was rated among 905,712 and 416 Moderate Allocation Funds for the three, five and ten-year periods, respectively.

     The GE Strategic Investment Fund Class Y was rated among 905,712 and 416 Moderate Allocation Funds for the three, five and ten-year periods, respectively.

     The GE U.S. Equity Fund Class Y was rated among 1664, 1314 and 621 Large Blend Funds for the three, five and ten-year periods, respectively.

     The GE Core Value Equity Fund Class R was rated among 1664, 1314 and 621 Large Blend Funds for the three, five and ten-year periods, respectively.

     The GE Core Value Equity Fund Class Y was rated among 1664, 1314 and 621 Large Blend Funds for the three, five and ten-year periods, respectively.

     The GE Premier Growth Equity Fund Class Y was rated among 1442, 1207 and 564 Large Growth Funds for the three, five and ten-year periods, respectively.

     The GE International Equity Fund Class C was rated among 557, 459 and 231 Foreign Large Blend Funds for the three, five and ten-year periods, respectively.

     The GE Tax-Exempt Fund Class Y was rated among 241, 217 and 130 Muni National Intermediate Funds for the three, five and ten-year periods, respectively.

     The GE Short-Term Government Fund Class Y was rated among 140, 131 and 102 Short Government Funds for the three, five and ten-year periods, respectively.

**** As of January 26, 2006, Class Y shares were closed to new investors and may be purchased only by existing Class Y shareholders of record that still hold Class Y shares of any Fund.

                                                                     (unaudited)

GE Fund's Brightest Stars

Past performance is no guarantee of future results. (C)2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morning Rating metrics. The GE Strategic Investment Fund Class A received three stars for the three year period, three stars for the five year period and four stars for the ten-year period. The GE Strategic Investment Fund Class B received four stars for the three year period, three stars for the five year period and four stars for the ten-year period. The GE Strategic Investment Fund Class R received four stars for the three year period, four stars for the five year period and four stars for the ten-year period. The GE Strategic Investment Fund Class Y received five stars for the three year period, four stars for the five year period and four stars for the ten-year period. The GE U.S. Equity Fund Class Y received four stars for the three year period three stars for the five year period and four stars for the ten-year period. The GE Core Value Equity Fund Class R received four stars for the three year period, three stars for the five year period and four stars for the ten-year period. The GE Core Value Equity Fund Class Y received four stars for the three year period, four stars for the five year period and four stars for the ten-year period. The GE Premier Growth Equity Fund Class Y received three stars for the three year period, three stars for the five year period and four stars for the ten-year period. The GE International Equity Fund Class C received five stars for the three year period, three stars for the five year period and two stars for the ten-year period. The GE Tax-Exempt Fund Class Y received three stars for the three year period, three stars for the five year period and four stars for the ten-year period. The GE Short-Term Government Fund Class Y received three stars for the three year period, four stars for the five year period and four stars for the ten-year period. RATINGS FOR OTHER GE FUNDS OR OTHER CLASSES OF SHARES MAY BE DIFFERENT. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The l Morning RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics.

BEFORE INVESTING IN A GE FUND, YOU SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE FUND. FOR A FREE COPY OF A FUND'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, PLEASE VISIT OUR WEBSITE AT WWW.GEFUNDS.COM OR CALL 1-800-242-0134. PLEASE READ THE FUND PROSPECTUS CAREFULLY BEFORE YOU INVEST.

GE Investment Distributors, Inc., Member FINRA and SIPC, is a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the GE Funds.

        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 Summer Street
P.O. Box 7900
Stamford, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
member FINRA and SIPC
3001 Summer Street
P.O. Box 7900
Stamford, CT 06904-7900

www.gefunds.com

                                                          ----------------

                                                             Presorted
                                                              STANDARD
                                                            U.S. Postage
                                                                Paid
                                                             Newark NJ
                                                             Permit 744
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SHAREHOLDER INQUIRIES

Please contact your financial advisor, or if you receive account statements directly from GE Funds, call (800) 242-0134. Telephone representatives are available from 8:30 am to 8:00 pm. Correspondence can be mailed to:

GE MUTUAL FUNDS
C/O PFPC INC.
P.O. BOX 9838
PROVIDENCE, RI 02940

Also, visit us on the web at http://www.gefunds.com.

Y SHARE CLASS INVESTORS:
Contact your designated
 GE Asset Management
account representative.

401(K) PLAN INVESTORS: Call your company's designated plan number.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Funds website at http://www.gefunds.com; and (iii) on the Commissions website at http://www.sec.gov. The Funds Forms N-Q may be reviewed and copied at the Commissions Public Reference Room in Washington, DC - information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]

                                                             GEF-2 (3/08) 903105
THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

ITEM 2. CODE OF ETHICS.

		Applicable only to an annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

		Applicable only to an annual filing.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

		Applicable only to an annual filing.

ITEM 5. Audit Committee of Listed Registrants

         Applicable only to Closed-End Management Investment Companies.

ITEM 6. Schedule of Investments.

		Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.


ITEM 9. Purchases of Equity Securities by Closed-End Management
	Investment Company and Affiliated Purchasers.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 10. Submission of Matters to a Vote of Security Holders.

	 No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 12.  EXHIBITS.

(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Robert Herlihy as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL ELECTRIC FUNDS

By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE FUNDS

Date:  June 06, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE FUNDS

Date:  June 06, 2008

By:   /S/SCOTT RHODES
      Scott Rhodes
      TREASURER, GE FUNDS

Date:  June 06, 2008

EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.